UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio (Formerly Master Large Cap Core Portfolio) of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio (Formerly Master Large Cap Core Portfolio) of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2017

Date of reporting period: 09/30/2017

Item 1 – Report to Stockholders

SEPTEMBER 30, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Balanced Capital Fund, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands, and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also announced its plan to begin reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. The Fed will reduce its $4.5 trillion balance sheet by only $10 billion in October with further reductions expected in subsequent months.

By contrast, the European Central Bank and the Bank of Japan both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which means central bank bond purchasing plans may need to be reduced in 2018.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

In recent months, financial markets have appeared less dependent on significant U.S. tax reform and infrastructure spending. Rising consumer confidence and improving business sentiment have generated momentum for the U.S. economy, even without the potential effects of major legislative changes. Escalating tensions with North Korea and our nation’s divided politics remain significant concerns; however, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.71%	18.61%
U.S. small cap equities (Russell 2000® Index)	8.27	20.74
International equities (MSCI Europe, Australasia, Far East Index)	11.86	19.10
Emerging market equities (MSCI Emerging Markets Index)	14.66	22.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.47	0.66
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	1.57	(4.61)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.31	0.07
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.82	0.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.19	8.87

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	3

Fund Summary as of September 30, 2017

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2017, through its investments in Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation” or the “Master Advantage Large Cap Core Portfolio”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation” or the “Master Total Return Portfolio”) (collectively, the “Master Portfolios”), all of the Fund’s share classes outperformed the blended reference benchmark (60% Russell 1000® Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index). For the same period, the Fund outperformed the fixed income portion of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the equity portion of the benchmark, the Russell 1000® Index.

What factors influenced performance?

•

The Fund is structured largely as a fund of funds, with the majority of Fund assets allocated between Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio, and the balance used for tactical asset allocation. Master Advantage Large Cap Core Portfolio was the largest contributor to the Fund’s performance, followed by Master Total Return Portfolio and tactical asset allocation, both of which also positively contributed.

•

Within Master Advantage Large Cap Core Portfolio, positive performance was relatively broad-based with notable contributions from exposure to energy, industrials and consumer discretionary stocks. Performance in Master Total Return Portfolio benefited from exposure to high yield and emerging market debt, as both categories were supported by a favorable macro backdrop of solid growth and benign inflationary trends. Finally, tactical asset allocation performance was supported by exposure to international equities, most notably in Japan, and tactical positioning in government bonds.

•

On the downside, within Master Advantage Large Cap Core Portfolio, exposure to health care stocks was a notable drag on returns, as stock-specific issues with a generic pharmaceutical company and a large bio-tech company more than offset the sector’s overall positive performance. Master Total Return Portfolio saw curve positioning weigh on returns, while a cautious stance on corporate credit also detracted as solid eco-

nomic growth caused spreads to tighten. Within tactical asset allocation, an underweight exposure to domestic stocks dampened returns as a weak U.S. dollar acted as a tailwind to corporate earnings.

Describe recent portfolio activity.

•

The Fund ended the period with a modest overweight position in equities and an underweight position in fixed income. While this broad asset allocation was largely consistent with positioning at the end of the previous reporting period, there were notable shifts in the composition and magnitude of these positions over the 12-month period. Through its investment in Master Advantage Large Cap Core Portfolio, the Fund introduced a directional equity overweight in the days following the U.S. election, on which it subsequently took profits in late 2016 following strong performance. Additionally, the Master Advantage Large Cap Core Portfolio rotated equity exposure substantially away from the United States in favor of international equities by introducing exposure to Europe and Japan in January and April of 2017, respectively. Within fixed income, the Master Total Return Portfolio captured gains on its underweight position in government bonds as yields rose following the U.S. election. The Fund took advantage of the ensuing move lower in bond yields as an opportunity to reintroduce an underweight position in fixed income, which it maintained at the end of the reporting period.

Describe portfolio positioning at period end.

•

The Fund ended the period positioned with an upbeat view of global growth, expressed through an overweight position in equities and an underweight position in fixed income. Through its investment in Master Advantage Large Cap Core Portfolio, the Fund maintained a preference for international stocks given strength in global growth and looser monetary policy in overseas economies. The Fund ended the period with a relatively cautious stance on domestic stocks given the more hawkish tone to recent Fed communications. In terms of U.S. sectors, the Fund held modest overweight positions in industrials and consumer discretionary. Through its investment in Master Total Return Portfolio, the Fund retained an underweight position in U.S. government bonds, primarily with respect to longer maturities. The Fund had a constructive stance on emerging market bonds on the view that they should benefit from resilience in global growth, while also retaining exposure to securitized assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments

Mutual Funds	85%
Short-Term Securities	10
Investment Companies	5

4	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[5]	A customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).

Performance Summary for the Period Ended September 30, 2017
		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.15%	14.83%	N/A	10.23%	N/A	5.67%	N/A
Investor A	5.99	14.52	8.51%	9.91	8.73%	5.36	4.79%
Investor B	4.70	12.06	7.56	8.47	8.18	4.53	4.53
Investor C	5.55	13.62	12.62	9.06	9.06	4.53	4.53
Class R.	5.77	14.11	N/A	9.51	N/A	4.95	N/A
60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	5.51	10.86	N/A	9.37	N/A	6.55	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	2.31	0.07	N/A	2.06	N/A	4.27	N/A
Russell 1000® Index	7.68	18.54	N/A	14.27	N/A	7.55	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,061.50	$3.34	$1,000.00	$1,021.83	$3.27	0.65%
Investor A	$1,000.00	$1,059.90	$4.79	$1,000.00	$1,020.42	$4.70	0.93%
Investor B	$1,000.00	$1,047.00	$17.55	$1,000.00	$1,007.92	$17.21	3.42%
Investor C	$1,000.00	$1,055.50	$8.75	$1,000.00	$1,016.55	$8.59	1.70%
Class R	$1,000.00	$1,057.70	$6.61	$1,000.00	$1,018.64	$6.49	1.28%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolios, the expense example reflects the net expenses of both the Fund and the Master Portfolios in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend and capital gain reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. The performance information for periods prior to February 2009 does not reflect any investment by the Fund in the Master Advantage Large Cap Core Portfolio. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2017 and held through September 30, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

The Benefits and Risks of Leveraging

The Master Total Return Portfolio may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Master Total Return Portfolio may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Master Total Return Portfolio on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Master Total Return Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Total Return Portfolio’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Master Total Return Portfolio’s shareholders, and the value of these portfolio holdings is reflected in the Master Total Return Portfolio’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Master Total Return Portfolio’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Master Total Return Portfolio had not used leverage.

Furthermore, the value of the Master Total Return Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Total Return Portfolio’s NAV positively or negatively in addition to the impact on the Master Total Return Portfolio’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Master Total Return Portfolio’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Master Total Return Portfolio’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Master Total Return Portfolio’s shares than if the Master Total Return Portfolio was not leveraged. In addition, the Master Total Return Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Master Total Return Portfolio to incur losses. The use of leverage may limit the Master Total Return Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Total Return Portfolio incurs expenses in connection with the use of leverage, all of which are borne by the Master Total Return Portfolio’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund and/or the Master Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund and/or the Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund and/or the Master Portfolios can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund and/or the Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Fund and the Master Portfolios’ Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	7

Schedule of Investments September 30, 2017	BlackRock Balanced Capital Fund, Inc. (Percentages shown are based on Net Assets)

Investment Companies	Shares	Value
iShares Core U.S. Aggregate Bond ETF (b)	226,789	$24,853,807
Vanguard Total Bonds Market ETF	324,369	26,585,283
Total Investment Companies — 4.9%		51,439,090

Mutual Funds
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (b)	—	614,070,118
Master Total Return Portfolio of Master Bond LLC (b)	—	276,947,940
Total Mutual Funds — 84.7%		891,018,058

Total Long-Term Investments (Cost — $880,270,198) — 89.6%		942,457,148

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (a)(b)	106,283,056	$106,283,056
Total Short-Term Securities (Cost — $106,283,056) — 10.1%		106,283,056

Total Investments (Cost — $986,553,254) — 99.7%		1,048,740,204
Other Assets Less Liabilities — 0.3%		3,065,084

Net Assets — 100.0%		$1,051,805,288

Notes to Schedule of Investments

(a)	Annualized 7-day yield as of period end.

(b)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares/ Investment Value Held at September 30, 2016	Shares/ Investment Value Purchased		Shares/ Investment Value Sold	Shares/ Investment Value Held at September 30, 2017	Value at September 30, 2017	Income	Net Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	17,294,562	88,988,494	[2]	—	106,283,056	$106,283,056	$333,252	$164	—
iShares Core S&P 500 ETF	104,400	105,779		(210,179)	—	—	73,631	686,710	$(524,088)
iShares Core U.S. Aggregate Bond ETF	360,230	73,363		(206,804)	226,789	24,853,807	1,116,877	(365,184)	(353,658)
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC	$567,148,794	$46,921,324	[2,3]	—	$614,070,118	614,070,118	7,927,015	167,033,248	(44,770,655)
Master Total Return Portfolio of Master Bond LLC	$324,410,915	—		$(47,462,975)[3,4]	$276,947,940	276,947,940	9,694,653	(2,999,737)	(1,437,872)
Total						$1,022,154,921	$19,145,428	$164,355,201	$(47,086,273)

[1]	Includes net capital gain distributions, if applicable.

[2]	Represents net shares/investment value purchased.

[3]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the respective Master Portfolio.

[4]	Represents net investment value sold.

Portfolio Abbreviations
ETF	Exchange-Traded Fund
S&P	Standard & Poor’s

See Notes to Financial Statements.

8	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Schedule of Investments (continued)	BlackRock Balanced Capital Fund, Inc.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Depreciation
Long Contracts
CAC 40 10 Euro Index	89	October 2017	$5,603	$140,648
Nikkei 225 Index	116	December 2017	$20,989	1,010,110
DAX Index	15	December 2017	$5,672	114,783

				1,265,541

Short Contracts
U.S. Ultra Treasury Bonds	(91)	December 2017	$15,026	397,847
Total				$1,663,388

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$1,265,541	—	$397,847	—	$1,663,388

[1]

Includes cumulative appreciation (depreciation) on futures, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statement of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$1,900,641	$372,851	$2,965,342	—	$5,238,834

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$1,265,541	—	$(27,989)	—	$1,237,552

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$38,257,331
Average notional value of contracts - short	$3,756,594

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	9

Schedule of Investments (concluded)	BlackRock Balanced Capital Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For more information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Investment Companies	$51,439,090	—	—	$51,439,090
Short-Term Securities	106,283,056	—	—	106,283,056

Subtotal	$157,722,146	—	—	$157,722,146

Investments Valued at NAV[1]				891,018,058

Total Investments				$1,048,740,204

[1]    As of September 30, 2017, certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Derivative Financial Instruments[2]
Assets:
Equity contracts	$1,265,541	—	—	$1,265,541
Interest rate contracts	397,847	—	—	397,847

Total	$1,663,388	—	—	$1,663,388

[2]	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

10	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Statement of Assets and Liabilities	BlackRock Balanced Capital Fund, Inc.

September 30, 2017

Assets
Investments at value — affiliated (cost — $960,334,363)	$1,022,154,921
Investments at value — unaffiliated (cost — $26,218,891)	26,585,283
Cash pledged for futures contracts	1,729,991
Foreign currency at value (cost — $3,153,445)	3,106,668
Receivable:
Capital shares sold	899,330
Dividends — affiliated	70,322
Variation margin on futures contracts	85,209
Prepaid expenses	60,609

Total assets	1,054,692,333

Liabilities
Payable:
Capital shares redeemed	2,036,822
Investment advisory fees	125,658
Officer’s fees	7,071
Other accrued expenses	158,521
Other affiliates	53,818
Service and distribution fees	201,496
Transfer agent fees	235,764
Variation margin on futures contracts	67,895

Total liabilities	2,887,045

Net Assets	$1,051,805,288

Net Assets Consist of
Paid-in capital	$799,650,714
Undistributed net investment income	4,457,519
Accumulated net realized gain	183,893,494
Net unrealized appreciation (depreciation)	63,803,561

Net Assets	$1,051,805,288

Net Asset Value
Institutional — Based on net assets of $395,849,594 and 15,175,144 shares outstanding, 400 million shares authorized, $0.10 par value	$26.09

Investor A — Based on net assets of $535,541,969 and 20,600,003 shares outstanding, 200 million shares authorized, $0.10 par value	$26.00

Investor B — Based on net assets of $43,619 and 1,749 shares outstanding, 500 million shares authorized, $0.10 par value	$24.94

Investor C — Based on net assets of $104,113,490 and 4,485,547 shares outstanding, 200 million shares authorized, $0.10 par value	$23.21

Class R — Based on net assets of $16,256,616 and 668,861 shares outstanding, 500 million shares authorized, $0.10 par value	$24.30

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	11

Statement of Operations	BlackRock Balanced Capital Fund, Inc.

Year Ended September 30, 2017

Investment Income
Dividends — unaffiliated	$474,443
Dividends — affiliated	1,523,760
Net investment income allocated from the affiliated Master Portfolios:
Interest — unaffiliated	10,495,270
Dividends — unaffiliated	10,874,906
Dividends — affiliated	142,321
Securities lending income — affiliated — net	34,935
Foreign taxes withheld	(94,981)
Total expenses	(3,840,659)
Fees waived	9,876

Total investment income	19,619,871

Fund Expenses
Investment advisory	4,400,623
Service and distribution — class specific	2,541,091
Transfer agent — class specific	1,058,655
Professional	158,866
Registration	104,004
Printing	126,785
Officer	33,723
Custodian	3,486
Miscellaneous	46,924

Total expenses	8,474,157
Less fees waived by the Manager	(3,153,690)

Total expenses after fees waived	5,320,467

Net investment income	14,299,404

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	279,828
Investments — affiliated	321,526
Capital gain distributions from investment companies — affiliated	164
Foreign currency transactions	37,593
Futures contracts	5,238,834
Net realized gain from investments, borrowed bonds, foreign currency transactions, forward foreign currency exchange contracts, futures contracts, interest rate caps, litigation proceeds, options written and swaps allocated from the affiliated Master Portfolios	164,033,511

169,911,456

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	366,392
Investments — affiliated	(877,746)
Futures contracts	1,237,552
Foreign currency translations	(46,777)
Net change in unrealized appreciation (depreciation) on investments, borrowed bonds, foreign currency translations, forward foreign currency exchange contracts, futures contracts, interest rate caps, options written, short sales and swaps allocated from the affiliated Master Portfolios	(46,208,527)

(45,529,106)

Total realized and unrealized gain	124,382,350

Net Increase in Net Assets Resulting from Operations	$138,681,754

See Notes to Financial Statements.

12	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Statements of Changes in Net Assets	BlackRock Balanced Capital Fund, Inc.

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income.	$14,299,404	$12,881,830
Net realized gain.	169,911,456	27,349,959
Net change in unrealized appreciation (depreciation)	(45,529,106)	37,045,428

Net increase in net assets resulting from operations.	138,681,754	77,277,217

Distributions to Shareholders[1]
From net investment income:
Institutional	(5,977,896)	(5,858,618)
Investor A	(7,033,433)	(6,986,219)
Investor B	—	(4,343)
Investor C	(826,230)	(1,004,416)
Class R	(162,510)	(146,472)
From net realized gain:
Institutional	(11,650,226)	(11,859,346)
Investor A	(16,359,474)	(16,712,647)
Investor B	(13,851)	(59,792)
Investor C	(4,424,571)	(3,851,175)
Class R	(455,657)	(416,488)

Decrease in net assets resulting from distributions to shareholders	(46,903,848)	(46,899,516)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(11,429,619)	39,316,921

Net Assets
Total increase in net assets	80,348,287	69,694,622
Beginning of year	971,457,001	901,762,379

End of year	$1,051,805,288	$971,457,001

Undistributed net investment income, end of year	$4,457,519	$3,645,827

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	13

Financial Highlights	BlackRock Balanced Capital Fund, Inc.

	Institutional
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$23.86	$23.09	$26.07	$25.16	$23.77

Net investment income[1]	0.41	0.38	0.37	0.48	0.47
Net realized and unrealized gain (loss)	3.01	1.64	(0.03)	3.05	2.35

Net increase from investment operations	3.42	2.02	0.34	3.53	2.82

Distributions:[2]
From net investment income	(0.40)	(0.41)	(0.43)	(0.56)	(0.53)
From net realized gain	(0.79)	(0.84)	(2.89)	(2.06)	(0.90)

Total distributions	(1.19)	(1.25)	(3.32)	(2.62)	(1.43)

Net asset value, end of year	$26.09	$23.86	$23.09	$26.07	$25.16

Total Return[3]
Based on net asset value	14.83%[4]	8.93%[4]	0.82%	14.77%	12.42%

Ratios to Average Net Assets[5]
Total expenses[6]	0.93%	0.94%	0.92%	0.95%	0.98%

Total expenses after fees waived and/or reimbursed[6]	0.62%	0.63%	0.59%	0.63%	0.66%

Net investment income[6]	1.67%	1.64%	1.52%	1.88%	1.87%

Supplemental Data
Net assets, end of year (000)	$395,850	$348,430	$341,225	$348,345	$317,572

Portfolio turnover rate of the Fund[7]	109%	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	806%	841%	1,015%	750%	777%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	130%	39%	41%	40%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—	—	—

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	540%	598%	725%	529%	450%

See Notes to Financial Statements.

14	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Balanced Capital Fund, Inc.

	Investor A
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$23.78	$23.03	$26.00	$25.11	$23.68

Net investment income[1]	0.34	0.31	0.30	0.40	0.38
Net realized and unrealized gain (loss)	3.01	1.62	(0.02)	3.03	2.37

Net increase from investment operations	3.35	1.93	0.28	3.43	2.75

Distributions:[2]
From net investment income	(0.34)	(0.34)	(0.36)	(0.48)	(0.42)
From net realized gain	(0.79)	(0.84)	(2.89)	(2.06)	(0.90)

Total distributions	(1.13)	(1.18)	(3.25)	(2.54)	(1.32)

Net asset value, end of year	$26.00	$23.78	$23.03	$26.00	$25.11

Total Return[3]
Based on net asset value	14.52%[4]	8.57%[4]	0.57%	14.39%	12.14%

Ratios to Average Net Assets[5]
Total expenses[6]	1.21%	1.22%	1.20%	1.25%	1.29%

Total expenses after fees waived and/or reimbursed[6]	0.90%	0.91%	0.88%	0.92%	0.97%

Net investment income[6]	1.38%	1.35%	1.23%	1.58%	1.51%

Supplemental Data
Net assets, end of year (000)	$535,542	$491,889	$461,642	$476,919	$445,295

Portfolio turnover rate of the Fund[7]	109%	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	806%	841%	1,015%	750%	777%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	130%	39%	41%	40%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—	—	—

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	540%	598%	725%	529%	450%

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	15

Financial Highlights (continued)	BlackRock Balanced Capital Fund, Inc.

	Investor B
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$22.99	$22.31	$25.30	$24.47	$23.07

Net investment income (loss)[1]	(0.16)	0.02	0.03	0.14	0.13
Net realized and unrealized gain (loss)	2.87	1.56	(0.02)	2.96	2.29

Net increase from investment operations	2.71	1.58	0.01	3.10	2.42

Distributions:[2]
From net investment income	—	(0.06)	(0.11)	(0.21)	(0.12)
From net realized gain	(0.76)	(0.84)	(2.89)	(2.06)	(0.90)

Total distributions	(0.76)	(0.90)	(3.00)	(2.27)	(1.02)

Net asset value, end of year	$24.94	$22.99	$22.31	$25.30	$24.47

Total Return[3]
Based on net asset value	12.06%[4]	7.19%[4]	(0.54)%	13.27%	10.94%

Ratios to Average Net Assets[5]
Total expenses[6]	3.30%	2.49%	2.28%	2.26%	2.33%

Total expenses after fees waived and/or reimbursed[6]	2.99%	2.18%	1.96%	1.93%	2.01%

Net investment income (loss)[6]	(0.69)%	0.09%	0.14%	0.56%	0.51%

Supplemental Data
Net assets, end of year (000)	$44	$756	$2,049	$3,633	$4,926

Portfolio turnover rate of the Fund[7]	109%	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	806%	841%	1,015%	750%	777%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	130%	39%	41%	40%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—	—	—

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	540%	598%	725%	529%	450%

See Notes to Financial Statements.

16	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Financial Highlights (continued)	BlackRock Balanced Capital Fund, Inc.

	Investor C
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$21.34	$20.80	$23.80	$23.20	$21.92

Net investment income[1]	0.14	0.12	0.10	0.19	0.18
Net realized and unrealized gain (loss)	2.68	1.47	(0.01)	2.79	2.17

Net increase from investment operations	2.82	1.59	0.09	2.98	2.35

Distributions:[2]
From net investment income	(0.16)	(0.21)	(0.20)	(0.32)	(0.17)
From net realized gain	(0.79)	(0.84)	(2.89)	(2.06)	(0.90)

Total distributions	(0.95)	(1.05)	(3.09)	(2.38)	(1.07)

Net asset value, end of year	$23.21	$21.34	$20.80	$23.80	$23.20

Total Return[3]
Based on net asset value	13.62%[4]	7.78%[4]	(0.21)%	13.51%	11.22%

Ratios to Average Net Assets[5]
Total expenses[6]	1.97%	1.98%	1.97%	2.02%	2.07%

Total expenses after fees waived and/or reimbursed[6]	1.66%	1.67%	1.65%	1.69%	1.75%

Net investment income[6]	0.63%	0.60%	0.47%	0.81%	0.72%

Supplemental Data
Net assets, end of year (000)	$104,113	$117,651	$86,397	$74,908	$63,952

Portfolio turnover rate of the Fund[7]	109%	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	806%	841%	1,015%	750%	777%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	130%	39%	41%	40%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—	—	—

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	540%	598%	725%	529%	450%

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	17

Financial Highlights (concluded)	BlackRock Balanced Capital Fund, Inc.

	Class R
	Year Ended September 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of year	$22.31	$21.70	$24.68	$23.96	$22.63

Net investment income[1]	0.24	0.22	0.21	0.30	0.28
Net realized and unrealized gain (loss)	2.81	1.52	(0.02)	2.89	2.24

Net increase from investment operations	3.05	1.74	0.19	3.19	2.52

Distributions:[2]
From net investment income	(0.27)	(0.29)	(0.28)	(0.41)	(0.29)
From net realized gain	(0.79)	(0.84)	(2.89)	(2.06)	(0.90)

Total distributions	(1.06)	(1.13)	(3.17)	(2.47)	(1.19)

Net asset value, end of year	$24.30	$22.31	$21.70	$24.68	$23.96

Total Return[3]
Based on net asset value	14.11%[4]	8.15%[4]	0.23%	14.03%	11.66%

Ratios to Average Net Assets[5]
Total expenses[6]	1.56%	1.58%	1.53%	1.59%	1.66%

Total expenses after fees waived and/or reimbursed[6]	1.25%	1.27%	1.21%	1.27%	1.33%

Net investment income[6]	1.04%	0.99%	0.91%	1.23%	1.16%

Supplemental Data
Net assets, end of year (000)	$16,257	$12,731	$10,448	$9,322	$8,542

Portfolio turnover rate of the Fund[7]	109%	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	806%	841%	1,015%	750%	777%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	130%	39%	41%	40%	50%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—	—	—

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	540%	598%	725%	529%	450%

See Notes to Financial Statements.

18	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements	BlackRock Balanced Capital Fund, Inc.

1. Organization:

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing directly in equity and fixed-income securities, indirectly through one or more funds that invest in such securities, or in a combination of securities and funds. The Fund intends to invest a significant portion of its fixed-income assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed-income portion of the Fund. The Fund intends to invest a significant portion of its equity assets in Master Advantage Large Cap Core Portfolio (the “Master Advantage Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio, both affiliates of the Fund, are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The performance of the Fund is directly affected by the performance of the Master Portfolios as well as the Fund’s direct investments. At September 30, 2017, the percentages of the Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund were 27.1% and 2.4%, respectively. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Class R shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are only available through exchanges and dividend and capital gain reinvestments by current holders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan). The Board of Trustees of the Fund and Boards of Directors of the Master Portfolios are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years[2]
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]	Effective on or about the close of business December 27, 2017, all issued and outstanding Investor B Shares will be converted into Investor A Shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	19

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Master Total Return Portfolio’s investment in BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of

20	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market– corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	21

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.500%
$250 million - $300 million	0.450%
$300 million - $400 million	0.425%
Greater than $400 million	0.400%

The Fund also pays an investment advisory fee to the Manager, which is the investment adviser of Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

22	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

For the year ended September 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	$1,300,518
Investor B	2,844
Investor C	1,164,705
Class R.	73,024

Total	$2,541,091

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$30

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$12,850
Investor A	$18,266
Investor B	$342
Investor C	$6,446
Class R	$75

For the year ended September 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	$293,229
Investor A	585,642
Investor B	4,115
Investor C	145,241
Class R	30,428

Total	$1,058,655

Other Fees: For the year ended September 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $33,778.

For the year ended September 30, 2017, affiliates received CDSCs as follows:

Investor A	$14,635
Investor B	$2
Investor C	$18,752

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fee by the amount of any management fees the Fund pays indirectly through its investments in the Master Portfolios. For the year ended September 30, 2017, the Manager waived $2,921,097, which is included in fees waived by the Manager in the Statement of Operations.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended September 30, 2017, the amount waived was $33,217.

With the exception of the Fund’s investment in the Master Portfolios, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Fund, as defined in the 1940 Act or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended September 30, 2017, the Manager waived $199,376 in investment advisory fees for the Fund pursuant to these arrangements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	23

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC , the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

6. Purchases and Sales:

For the year ended September 30, 2017, purchases and sales of investments, excluding short-term securities, were $81,799,409 and $93,654,056, respectively.

The Fund received proceeds from settlement of litigation where it was able to recover a portion of investment losses previously realized by the Fund through its investment in the Master Portfolios. This amount is shown as Litigation proceeds in the Statement of Operations.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and the timing and recognition of partnership income were reclassified to the following accounts:

Undistributed net investment income	$512,357
Accumulated net realized gain	$(512,357)

The tax character of distributions paid was as follows:

	9/30/17	9/30/16
Ordinary income	$15,416,531	$14,000,068
Long-term capital gains	31,487,317	32,899,448

Total	$46,903,848	$46,899,516

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$18,154,948
Undistributed long-term capital gains	148,553,291
Net unrealized gains[1]	85,446,335

Total	$252,154,574

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

24	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

As of September 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$965,086,153

Gross unrealized appreciation	$84,939,098
Gross unrealized depreciation	(134,289)

Net unrealized appreciation	$84,804,809

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of

0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2017, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities and other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	25

Notes to Financial Statements (concluded)	BlackRock Balanced Capital Fund, Inc.

with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,914,219	$72,574,370	2,490,769	$57,837,939
Shares issued to shareholders in reinvestment of distributions	607,871	14,603,100	637,852	14,745,255
Shares redeemed	(2,952,788)	(73,738,529)	(3,299,125)	(77,069,098)

Net increase (decrease)	569,302	$13,438,941	(170,504)	$(4,485,904)

Investor A
Shares sold and automatic conversion of shares	3,611,066	$89,350,304	3,332,072	$76,884,894
Shares issued to shareholders in reinvestment of distributions	867,272	20,754,774	920,964	21,233,971
Shares redeemed	(4,562,743)	(113,103,642)	(3,617,241)	(83,511,990)

Net increase (decrease)	(84,405)	$(2,998,564)	635,795	$14,606,875

Investor B
Shares sold	2,217	$52,847	12,097	$271,632
Shares issued to shareholders in reinvestment of distributions	492	11,320	2,207	49,320
Shares redeemed and automatic conversion of shares	(33,826)	(795,998)	(73,295)	(1,640,340)

Net decrease	(31,117)	$(731,831)	(58,991)	$(1,319,388)

Investor C
Shares sold	1,481,705	$32,538,818	2,447,411	$51,005,868
Shares issued to shareholders in reinvestment of distributions	228,337	4,855,245	217,213	4,502,079
Shares redeemed	(2,738,176)	(60,772,401)	(1,304,676)	(26,991,177)

Net increase (decrease)	(1,028,134)	$(23,378,338)	1,359,948	$28,516,770

Class R
Shares sold	247,496	$5,749,236	279,308	$6,047,674
Shares issued to shareholders in reinvestment of distributions	27,375	613,051	25,968	562,526
Shares redeemed	(176,560)	(4,122,114)	(216,263)	(4,611,632)

Net increase	98,311	$2,240,173	89,013	$1,998,568

Total Net Increase (Decrease)	(476,043)	$(11,429,619)	1,855,261	$39,316,921

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Report of Independent Registered Public Accounting Firm	BlackRock Balanced Capital Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Balanced Capital Fund, Inc. (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital Fund, Inc. as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 28, 2017

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Dates
	12/23/16	7/21/17
Qualified Dividend Income for Individuals[1]	60.08%	33.86%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	53.42%	30.63%
Federal Obligation Interest[2]	4.81%	5.94%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[3]	60.56%	40.39%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.759472 per share to shareholders of record on December 21, 2016.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	27

Master Portfolio Information	Master Advantage Large Cap Core Portfolio

As of September 30, 2017

Ten Largest Holdings	Percent of Net Assets

Apple Inc.	3%
Alphabet, Inc., Class A	2
Boeing Co.	2
Mastercard, Inc., Class A	2
McDonald’s Corp.	2
Celgene Corp.	2
Intel Corp.	2
Gilead Sciences, Inc.	2
Bank of America Corp.	2
Texas Instruments, Inc.	1

Sector Allocations	Percent of Net Assets

Information Technology	22%
Financials	15
Health Care	14
Consumer Discretionary	13
Industrials	10
Consumer Staples	7
Energy	5
Real Estate	4
Utilities	4
Materials	3
Telecommunication Services	2
Industrial	1
Short-Term Securities	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

28	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Schedule of Investments September 30, 2017	Master Advantage Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.9%
Boeing Co.	148,078	$37,642,908
Raytheon Co.	152,713	28,493,192

		66,136,100
Auto Components — 1.0%
BorgWarner, Inc.	391,312	20,046,914
Delphi Automotive PLC	35,414	3,484,738

		23,531,652
Automobiles — 0.4%
Thor Industries, Inc.	63,182	7,955,246
Banks — 5.6%
Bank of America Corp.	1,343,049	34,032,862
Citigroup, Inc.	225,903	16,432,184
Citizens Financial Group, Inc.	706,486	26,754,625
First Horizon National Corp.	572,910	10,971,227
JPMorgan Chase & Co.	91,636	8,752,154
SunTrust Banks, Inc.	267,708	16,000,907
Synovus Financial Corp.	304,731	14,035,910

		126,979,869
Beverages — 1.4%
Coca-Cola European Partners PLC	162,567	6,766,039
Dr. Pepper Snapple Group, Inc.	280,032	24,774,431
Molson Coors Brewing Co., Class B	10,866	887,100

		32,427,570
Biotechnology — 4.5%
AbbVie, Inc.	44,368	3,942,540
Amgen, Inc.	146,399	27,296,094
Celgene Corp.	243,896	35,564,915
Gilead Sciences, Inc.	424,738	34,412,273

		101,215,822
Building Products — 1.0%
Allegion PLC	17,746	1,534,497
Masco Corp.	511,085	19,937,426

		21,471,923
Capital Markets — 3.8%
CME Group, Inc.	68,455	9,287,974
Evercore, Inc., Class A	87,892	7,053,333
Intercontinental Exchange, Inc.	352,869	24,242,100
S&P Global, Inc.	179,821	28,107,821
SEI Investments Co.	301,075	18,383,640

		87,074,868
Chemicals — 2.0%
Air Products & Chemicals, Inc.	68,577	10,370,214
Cabot Corp.	230,964	12,887,791
Eastman Chemical Co.	230,657	20,872,152

		44,130,157

Common Stocks	Shares	Value
Commercial Services & Supplies — 0.1%
Brink’s Co.	15,726	$1,324,916
LSC Communications, Inc.	62,820	1,037,158

		2,362,074
Communications Equipment — 0.1%
InterDigital, Inc.	33,699	2,485,301
Juniper Networks, Inc.	12,496	347,764

		2,833,065
Containers & Packaging — 0.3%
Owens-Illinois, Inc. (a)	927	23,323
WestRock Co.	113,207	6,422,233

		6,445,556
Diversified Consumer Services — 0.7%
H&R Block, Inc.	567,982	15,040,163
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B	81,185	14,882,834
Diversified Telecommunication Services — 0.2%
Level 3 Communications, Inc.	27,518	1,466,434
Verizon Communications, Inc.	82,719	4,093,763

		5,560,197
Electric Utilities — 2.4%
Portland General Electric Co.	329,981	15,060,333
Westar Energy, Inc.	475,260	23,572,896
Xcel Energy, Inc.	317,946	15,045,205

		53,678,434
Electrical Equipment — 2.1%
Hubbell, Inc.	170,311	19,759,482
Rockwell Automation, Inc.	149,557	26,652,553

		46,412,035
Electronic Equipment, Instruments & Components — 1.5%
CDW Corp.	172,392	11,377,872
Dolby Laboratories, Inc., Class A	60,450	3,477,084
Flex Ltd. (a)	444,692	7,368,546
FLIR Systems, Inc.	14,081	547,892
TE Connectivity, Ltd.	18,719	1,554,800
Zebra Technologies Corp., Class A	94,085	10,215,749

		34,541,943
Equity Real Estate Investment Trusts (REITs) — 3.5%
Brixmor Property Group, Inc.	291,314	5,476,703
Gaming and Leisure Properties, Inc.	130,982	4,831,926
Host Hotels & Resorts, Inc.	108,019	1,997,271
Outfront Media, Inc.	419,201	10,555,481
Prologis, Inc.	168,108	10,668,134
Simon Property Group, Inc.	132,076	21,265,557
Ventas, Inc.	379,411	24,711,038

Portfolio Abbreviations

ADR	American Depositary Receipts
S&P	Standard & Poor’s

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	29

Schedule of Investments (continued)	Master Advantage Large Cap Core Portfolio

Common Stocks	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Weingarten Realty Investors	15,455	$490,542

		79,996,652
Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	136,631	22,447,107
Wal-Mart Stores, Inc.	169,426	13,238,948

		35,686,055
Food Products — 2.3%
Archer-Daniels-Midland Co.	621,310	26,411,888
Bunge, Ltd.	262,129	18,207,480
Hershey Co.	4,015	438,318
Ingredion, Inc.	29,910	3,608,342
Pilgrim’s Pride Corp.	45,971	1,306,036
Tyson Foods, Inc., Class A	39,372	2,773,757

		52,745,821
Health Care Equipment & Supplies — 2.8%
Baxter International, Inc.	440,298	27,628,700
Edwards Lifesciences Corp.	109,784	12,000,489
IDEXX Laboratories, Inc.	152,071	23,645,520

		63,274,709
Health Care Providers & Services — 3.4%
AmerisourceBergen Corp.	3,600	297,900
Humana, Inc.	116,297	28,333,438
McKesson Corp.	116,155	17,842,570
UnitedHealth Group, Inc.	160,422	31,418,649

		77,892,557
Health Care Technology — 0.6%
Veeva Systems, Inc., Class A	249,749	14,088,341
Hotels, Restaurants & Leisure — 2.6%
Carnival Corp.	223,872	14,455,415
Choice Hotels International, Inc.	8,290	529,731
Extended Stay America, Inc.	211,780	4,235,600
International Game Technology PLC	108,065	2,652,996
McDonald’s Corp.	232,000	36,349,760

		58,223,502
Industrial Conglomerates — 1.4%
3M Co.	151,644	31,830,076
Insurance — 4.3%
Allstate Corp.	15,288	1,405,120
Aon PLC	7,198	1,051,628
First American Financial Corp.	65,250	3,260,543
Lincoln National Corp.	337,563	24,804,129
Marsh & McLennan Cos., Inc.	341,308	28,605,023
Principal Financial Group, Inc.	37,280	2,398,595
Prudential Financial, Inc.	228,150	24,256,908
Reinsurance Group of America, Inc.	5,967	832,576
Unum Group	70,554	3,607,426
Validus Holdings Ltd.	147,421	7,254,587

		97,476,535
Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc.	30,303	29,131,789
Expedia, Inc.	22,914	3,298,241

		32,430,030
Internet Software & Services — 4.6%
Alphabet, Inc., Class A (a)	43,417	42,276,001
Alphabet, Inc., Class C (a)	28,114	26,964,419
Facebook, Inc., Class A (a)	179,047	30,593,761
VeriSign, Inc.	40,251	4,282,304

		104,116,485

Common Stocks	Shares	Value
IT Services — 5.0%
Accenture PLC, Class A	201,463	$27,211,607
Booz Allen Hamilton Holding Corp.	91,838	3,433,823
Broadridge Financial Solutions, Inc.	112,663	9,105,424
Euronet Worldwide, Inc.	21,056	1,995,898
Fidelity National Information Services, Inc.	68,119	6,361,633
International Business Machines Corp.	145,332	21,084,767
Mastercard, Inc., Class A	258,802	36,542,842
Total System Services, Inc.	13,277	869,643
Visa, Inc., Class A	57,151	6,014,571

		112,620,208
Leisure Products — 1.1%
Hasbro, Inc.	261,226	25,513,943
Life Sciences Tools & Services — 0.2%
Waters Corp.	19,007	3,412,137
Machinery — 3.3%
Illinois Tool Works, Inc.	149,030	22,050,479
Ingersoll-Rand PLC	298,239	26,593,972
PACCAR, Inc.	370,226	26,782,149

		75,426,600
Media — 1.7%
Comcast Corp., Class A	781,030	30,054,034
Interpublic Group of Cos., Inc.	12,241	254,490
Live Nation Entertainment, Inc.	12,398	539,933
Scripps Networks Interactive, Inc., Class A	7,999	687,034
Time Warner, Inc.	72,164	7,393,202

		38,928,693
Metals & Mining — 1.2%
Newmont Mining Corp.	709,163	26,600,704
Multiline Retail — 1.1%
Target Corp.	412,718	24,354,489
Multi-Utilities — 1.2%
CMS Energy Corp.	514,957	23,852,808
Vectren Corp.	45,647	3,002,203

		26,855,011
Oil, Gas & Consumable Fuels — 5.4%
Anadarko Petroleum Corp.	281,185	13,735,887
Chevron Corp.	72,022	8,462,585
ConocoPhillips	601,748	30,117,487
Devon Energy Corp.	341,183	12,524,828
Exxon Mobil Corp.	229,867	18,844,497
Marathon Petroleum Corp.	43,252	2,425,572
Phillips 66	9,762	894,297
Suncor Energy, Inc.	234,046	8,198,631
Valero Energy Corp.	305,242	23,482,267
Williams Cos., Inc.	91,538	2,747,055

		121,433,106
Personal Products — 0.7%
Estee Lauder Cos., Inc., Class A	138,967	14,986,201
Herbalife, Ltd.	6,613	448,560

		15,434,761
Pharmaceuticals — 2.7%
Bristol-Myers Squibb Co.	27,284	1,739,082
Catalent, Inc.	475,757	18,992,219
Johnson & Johnson	76,707	9,972,677
Merck & Co., Inc.	243,627	15,599,437
Prestige Brands Holdings, Inc.	32,835	1,644,705
Zoetis, Inc.	200,449	12,780,628

		60,728,748

See Notes to Financial Statements.

30	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Schedule of Investments (continued)	Master Advantage Large Cap Core Portfolio

Common Stocks	Shares	Value
Professional Services — 0.1%
ManpowerGroup, Inc.	19,952	$2,350,745
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A	47,010	1,780,739
Road & Rail — 0.0%
Ryder System, Inc.	6,649	562,173
Semiconductors & Semiconductor Equipment — 3.6%
Intel Corp.	905,829	34,493,968
KLA-Tencor Corp.	22,456	2,380,336
Maxim Integrated Products, Inc.	216,030	10,306,791
Texas Instruments, Inc.	369,751	33,144,480

		80,325,575
Software — 3.8%
Activision Blizzard, Inc.	310,014	19,999,003
Adobe Systems, Inc.	203,841	30,409,000
Microsoft Corp.	370,664	27,610,761
Oracle Corp.	123,279	5,960,540
Verint Systems, Inc.	32,622	1,365,231
VMware, Inc., Class A	14,272	1,558,360

		86,902,895
Specialty Retail — 2.4%
Aaron’s, Inc.	256,330	11,183,678
Best Buy Co., Inc.	120,655	6,872,509
Home Depot, Inc.	103,367	16,906,707
Lowe’s Cos., Inc.	134,473	10,749,772
TJX Cos., Inc.	126,096	9,297,058

		55,009,724
Technology Hardware, Storage & Peripherals — 3.4%
Apple Inc.	404,129	62,284,361
HP Inc.	62,133	1,240,175
NCR Corp.	372,935	13,992,521

		77,517,057

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	29,630	$1,536,316
Skechers U.S.A., Inc., Class A	109,257	2,741,258

		4,277,574
Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.	57,496	2,328,588
Tobacco — 1.2%
Altria Group, Inc.	420,653	26,677,813
Wireless Telecommunication Services — 1.3%
Sprint Corp.	125,853	979,136
Telephone & Data Systems, Inc.	155,745	4,343,728
T-Mobile U.S., Inc.	398,042	24,543,270

		29,866,134
Total Long-Term Investments (Cost — $1,946,579,208) — 99.0%		2,239,347,688

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.91% (b)(c)	20,828,948	20,828,948
Total Short-Term Securities (Cost — $20,828,948) — 0.9%		20,828,948
Total Investments (Cost — $1,967,408,156) — 99.9%		2,260,176,636
Other Assets Less Liabilities — 0.1%		2,366,219

Net Assets — 100.0%		$2,262,542,855

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Annualized 7-day yield as of period end.

(c)	During the year ended September 30, 2017, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2016	Net Activity	Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain[1]	Change in Unrealized (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	73,479,703	(52,650,755)	20,828,948	$20,828,948	$239,343		$350	—
SL Liquidity Series, LLC, Money Market Series	5,154,808	(5,154,808)	—	—	$71,341	[2]	757	—
Total				$20,828,948	$310,684		$1,107	—

[1]	Includes net capital gain distributions.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	31

Schedule of Investments (continued)	Master Advantage Large Cap Core Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation
Long Contracts
E-Mini S&P 500 Index	188	December 2017	$23,651	$360,752

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Statement of Assets and Liabilities Location		Commodity Contracts	Credit Contracts	Equity Contracts	foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation	[1]	—	—	$360,752	—	—	—	$360,752

[1]

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended September 30, 2017, the effect of derivative financial instruments in the Statement of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$1,588,769	—	—	—	$1,588,769
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$360,752	—	—	—	$360,752

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,086,130

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

32	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Schedule of Investments (concluded)	Master Advantage Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$2,239,347,688	—	—	$2,239,347,688
Short-Term Securities	20,828,948	—	—	20,828,948

Total	$2,260,176,636	—	—	$2,260,176,636

Derivative Financial Instruments[2]
Assets:
Equity contracts	$360,752	—	—	$360,752

Total	$360,752	$—	$—	$360,752

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	33

Statement of Assets and Liabilities	Master Advantage Large Cap Core Portfolio

September 30, 2017

Assets
Investments at value — unaffiliated (cost — $1,946,579,208)	$2,239,347,688
Investments at value — affiliated (cost — $20,828,948)	20,828,948
Cash	942
Cash pledged for financial futures contracts	823,000
Receivables:
Investments sold	29,035,619
Securities lending income — affiliated	6,478
Contributions from investors	985,112
Dividends — affiliated	14,308
Dividends — unaffiliated	1,533,741
Variation margin receivable on financial futures contracts	73,049
Prepaid expenses	982

Total assets	2,292,649,867

Liabilities
Payables:
Investments purchased	27,067,297
Directors’ fees	12,568
Investment advisory fees	794,550
Other accrued expenses	116,028
Other affiliates	11,288
Withdrawals to investors	2,105,281

Total liabilities	30,107,012

Net Assets	$2,262,542,855

Net Assets Consist of
Investors’ capital	$1,969,413,623
Net unrealized appreciation (depreciation)	293,129,232

Net Assets	$2,262,542,855

See Notes to Financial Statements.

34	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Statement of Operations	Master Advantage Large Cap Core Portfolio

Year Ended September 30, 2017

Investment Income
Dividends — affiliated	$239,343
Dividends — unaffiliated	40,260,364
Securities lending income — affiliated — net	71,341
Foreign taxes withheld	(344,313)

Total income	40,226,735

Expenses
Investment advisory	10,208,793
Accounting services	378,451
Directors	54,372
Custodian	74,880
Professional	72,312
Printing	2,053
Miscellaneous	38,606

Total expenses	10,829,467
Less fees waived by the Manager	(32,030)

Total expenses after fees waived	10,797,437

Net investment income	29,429,298

Realized and Unrealized Gain (Loss)
Net realized gain from:
Capital gain distributions received from affiliated investment companies	350
Futures contracts	1,588,769
Investments — unaffiliated	620,329,761
Investments — affiliated	757
Litigation proceeds	1,229,325

623,148,962

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(174,546,911)
Futures contracts	360,752

(174,186,159)

Total realized and unrealized gain	$448,962,803

Net Increase in Net Assets Resulting from Operations	$478,392,101

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	35

Statements of Changes in Net Assets	Master Advantage Large Cap Core Portfolio

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$29,429,298	$27,236,092
Net realized gain	623,148,962	103,719,289
Net change in unrealized appreciation (depreciation)	(174,186,159)	86,807,504

Net increase in net assets resulting from operations	478,392,101	217,762,885

Capital Transactions
Proceeds from contributions	250,483,883	202,368,749
Value of withdrawals	(599,037,768)	(440,758,156)

Net decrease in net assets derived from capital transactions	(348,553,885)	(238,389,407)

Net Assets
Total increase (decrease) in net assets	129,838,216	(20,626,522)
Beginning of year	2,132,704,639	2,153,331,161

End of year	$2,262,542,855	$2,132,704,639

See Notes to Financial Statements.

36	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Financial Highlights	Master Advantage Large Cap Core Portfolio

	Master Advantage Large Cap Core Portfolio
	Year Ended September 30,
	2017	2016	2015	2014	2013

Total Return
Total return	24.06%[1]	10.34%[1]	(0.89)%	19.44%	20.39%

Ratios to Average Net Assets
Total expenses	0.49%	0.50%	0.50%	0.50%	0.50%

Total expenses after fees waived	0.49%	0.50%	0.50%	0.50%	0.50%

Net investment income (loss)	1.33%	1.25%	1.09%	1.08%	1.29%

Supplemental Data
Net assets, end of year (000)	$2,262,543	$2,132,705	$2,153,331	$2,335,503	$2,308,896

Portfolio turnover rate	130%	39%	41%	40%	50%

[1]	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	37

Notes to Financial Statements	Master Advantage Large Cap Core Portfolio

1. Organization:

Master Advantage Large Cap Core Portfolio (the “Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Effective June 12, 2017, Master Large Cap Core Portfolio changed its name to Master Advantage Large Cap Core Portfolio. In addition, the Portfolio changed its investment strategy.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Portfolio (“the Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Portfolio’s assets and liabilities:

38	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately held companies or portfolios. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	39

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, the Portfolio is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Future contracts are purchased and sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

40	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio.

For such services, the Portfolio pays the Manager a monthly fee at an annual rate equal to the average daily value of the Portfolio’s net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.45%
$1 Billion - $3 Billion	0.42%
$3 Billion - $5 Billion	0.41%
$5 Billion - $10 Billion	0.39%
Greater than $10 Billion	0.38%

Prior to June 12, 2017, the Portfolio paid the Manager a monthly fee at an annual rate equal to the following percentage of the average daily value of the Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion - $5 Billion	0.45%
Greater than $5 Billion	0.40%

Expense Limitations, Waivers and Reimbursements: With respect to the Portfolios, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statement of Operations.

The Manager voluntarily agreed to waive the investment advisory fee with respect to any portion of the Portfolio’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the independent directors who are not “interested persons” of the Portfolio, as defined in the 1940 Act (“Independent Directors”). For the year ended September 30, 2017, there were no fees waived by the Manager.

For the year ended September 30, 2017, the Portfolio reimbursed the Manager $23,168 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	41

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

The share of securities lending income earned by the Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended September 30, 2017, the Portfolio paid BIM $17,835 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Portfolio’s investment policies and restrictions. The Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock portfolio may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing BlackRock portfolio may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing BlackRock portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2017, the Portfolio did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended September 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Master Advantage Large Cap Core Portfolio	$81,757,501	$205,083,375	$52,397,930

7. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2017, were $2,826,243,676 and $3,095,874,297, respectively.

The Portfolio received proceeds from settlement of litigation where they were able to recover a portion of investment losses previously realized by the Portfolio. This amount is shown as litigation proceeds in the Statement of Operations.

8. Income Tax Information:

The Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolio as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolio’s financial statements.

As of September 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,973,129,533

Gross unrealized appreciation	$305,368,945
Gross unrealized depreciation	(18,321,842)

Net unrealized appreciation	$287,047,103

9. Bank Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit

42	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Notes to Financial Statements (concluded)	Master Advantage Large Cap Core Portfolio

agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2017, the Portfolio did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Portfolio invests in securities or other instruments and may enter into certain transactions and such activities subject each Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Portfolio’s prospectus provides details of the risks to which the Portfolio is subject.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Portfolio invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	43

Report of Independent Registered Public Accounting Firm	Master Advantage Large Cap Core Portfolio

To the Investors of Master Advantage Large Cap Core Portfolio (formerly Master Large Cap Core Portfolio) and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Advantage Large Cap Core Portfolio (formerly Master Large Cap Core Portfolio), one of the portfolios constituting Master Large Cap Series LLC (the “Master LLC”), as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Advantage Large Cap Core Portfolio as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 22, 2017

44	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Director and Officer Information of Master Large Cap Series LLC

Independent Directors(a)
Name and Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Rodney D. Johnson 1941	Chair of the Board and Director (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 144 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 144 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 144 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 144 Portfolios	None
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 144 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 144 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Director (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 144 Portfolios	None
Mark Stalnecker 1951	Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 144 Portfolios	None
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 144 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 144 Portfolios	None
Frederick W. Winter 1945	Director (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 144 Portfolios	None

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	45

Director and Officer Information of Master Large Cap Series LLC (continued)

Interested Directors(d)
Name and Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Barbara G. Novick 1960	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Director (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(a)  The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)  Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d)  Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Ms. Novick is a board member of the BlackRock Closed-End Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

46	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Director and Officer Information of Master Large Cap Series LLC (concluded)

Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a)  The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)  Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Address of the Master LLC 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	47

Master Portfolio Information	Master Total Return Portfolio

As of September 30, 2017

Portfolio Composition	Percent of Total Investments[1]

U.S. Government Sponsored Agency Securities	39%
U.S. Treasury Obligations	22
Corporate Bonds	18
Asset-Backed Securities	8
Non-Agency Mortgage-Backed Securities	4
Foreign Government Obligations	4
Taxable Municipal Bonds	2
Investment Companies	1
Preferred Securities	1
Floating Rate Loan Interests	1
Other[2]	—

[1]	Total investments exclude short-term securities, options purchased, options written, TBA sale commitments and borrowed bonds.
[2]	Includes foreign agency obligations and common stocks, which are less than 1%.

Credit Quality Allocation[1]	Percent of Total Investments[2]

AAA/Aaa	66%
AA/Aa	3
A	8
BBB/Baa	11
BB/Ba	2
B	2
CCC/Caa	2
CC/Ca	1
N/R3	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities, options purchased, options written, TBA sale commitments and borrowed bonds.
[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

48	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments September 30, 2017	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (1 mo. LIBOR US + 0.340%), 1.58%, 4/25/36 (a)	USD	5,510	$2,844,373
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, (1 mo. LIBOR US + 0.720%), 1.96%, 12/25/33 (a)		581	560,924
Series 2006-CW1, Class A2C, (1 mo. LIBOR US + 0.140%), 1.38%, 7/25/36 (a)		682	513,201
Series 2007-HE4, Class A2A, (1 mo. LIBOR US + 0.130%), 1.37%, 5/25/37 (a)		3,048	1,026,617
Adagio V CLO Designated Activity Co., Series V-X, Class E, (3 mo. EURIBOR + 6.700%), 6.70%, 10/15/29 (a)	EUR	340	411,437
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (3 mo. LIBOR US + 1.100%), 2.40%, 7/15/26 (a)(b)	USD	4,730	4,731,109
Ajax Mortgage Loan Trust:
Series 2016-1, Class A, 4.25%, 7/25/47 (b)(c)		2,321	2,306,459
Series 2016-B, Class A, 4.00%, 9/25/65 (b)(c)		3,162	3,157,053
Series 2016-C, Class A, 4.00%, 10/25/57 (b)(c)		2,126	2,120,047
Series 2017-A, Class A, 3.47%, 4/25/57 (b)(c)		10,490	10,559,726
Allegro CLO II Ltd., Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.310%), 2.62%, 1/21/27 (a)(b)		2,340	2,348,368
Allegro CLO V Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.240%), 2.61%, 10/16/30 (a)(b)(d)		1,100	1,100,000
ALM V Ltd., Series 2012-5A, Class A2R, (3 mo. LIBOR US + 2.150%), 3.45%, 10/18/27 (a)(b)		1,600	1,599,933
ALM VI Ltd., Series 2012-6A, Class A2RR, (3 mo. LIBOR US + 1.600%), 2.90%, 7/15/26 (a)(b)		1,264	1,264,396
ALM XI Ltd., Series 2014-11A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.44%, 10/17/26 (a)(b)		14,020	14,032,983

Asset-Backed Securities		Par (000)	Value
ALM XII Ltd.:
Series 2015-12A, Class A1R, (3 mo. LIBOR US + 1.050%), 2.35%, 4/16/27 (a)(b)	USD	10,010	$10,053,189
Series 2015-12A, Class BR, (3 mo. LIBOR US + 2.050%), 3.35%, 4/16/27 (a)(b)		3,635	3,641,720
ALM XIV Ltd.:
Series 2014-14A, Class A1R, (3 mo. LIBOR US + 1.150%), 2.46%, 7/28/26 (a)(b)		10,785	10,787,471
Series 2014-14A, Class BR, (3 mo. LIBOR US + 2.100%), 3.41%, 7/28/26 (a)(b)		1,236	1,237,962
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class BR, (3 mo. LIBOR US + 2.050%), 3.35%, 7/15/27 (a)(b)		2,060	2,060,555
ALME Loan Funding V BV, Series 5X, Class E, (3 mo. EURIBOR + 6.000%), 6.00%, 7/15/29 (a)	EUR	1,080	1,290,950
AMMC CLO 17 Ltd., Series 2015-17A, Class B, (3 mo. LIBOR US + 2.300%), 3.62%, 11/15/27 (a)(b)	USD	1,180	1,189,394
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, (3 mo. LIBOR US + 1.570%), 2.89%, 5/26/28 (a)(b)		5,320	5,354,814
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (3 mo. LIBOR US + 2.800%), 4.10%, 10/15/28 (a)(b)		720	727,687
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (3 mo. LIBOR US + 1.250%), 0.00%, 11/02/30 (a)(b)		750	750,000
AMMC CLO XII Ltd., Series 2013-12A, Class B, (3 mo. LIBOR US + 1.900%), 3.21%, 5/10/25 (a)(b)		1,612	1,612,486
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (3 mo. LIBOR US + 1.260%), 2.57%, 7/24/29 (a)(b)		2,620	2,638,625
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (3 mo. LIBOR US + 1.250%), 2.56%, 7/25/29 (a)(b)		5,470	5,517,479
Anchorage Capital CLO 3 Ltd.:
Series 2014-3A, Class A2AR, (3 mo. LIBOR US + 2.050%), 3.36%, 4/28/26 (a)(b)		1,620	1,619,917

Portfolio Abbreviations

ABS	Asset-Backed Security	EUR	Euro	OTC	Over-the-counter
ADR	American Depositary Receipt	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-kind
AGC	Assured Guaranty Corp.	FKA	Formerly Known As	PSF	Permanent School Fund
AGM	Assured Guaranty Municipal Corp.	GBP	British Pound	RB	Revenue Bonds
AKA	Also Known As	GO	General Obligation	REIT	Real Estate Investment Trust
AMBAC	American Municipal Bond Assurance Corporation	HKD	Hong Kong Dollar	REMIC	Real Estate Mortgage Investment Conduit
AUD	Australian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble
BAM	Build America Mutual	IDR	Indonesian Rupiah	S&P	Standard & Poor’s
BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	JIBAR	Johannesburg Interbank Agreed Rate	SPDR	Standard & Poor’s Depositary Receipts
CAD	Canadian Dollar	JPY	Japanese Yen	TBA	To-be-announced
CBOE	Chicago Board Options Exchange	KRW	South Korean Won	TRY	Turkish Lira
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TWD	Taiwan New Dollar
CHF	Swiss Franc	MSCI	Morgan Stanley Capital International	UK RPI	United Kingdom Retail Price Index
CLO	Collateralized Loan Obligation	MXIBTIIE	Mexico Interbank TIIE 28-Day Rate	USD	U.S. Dollar
CLP	Chilean Peso	MXN	Mexican Peso	VSTOXX	Volatility STOXX
CNH	Chinese Yuan Offshore	NOK	Norwegian Krone	WTI	West Texas Intermediate
COP	Columbian Peso	NZD	New Zealand Dollar	ZAR	South African Rand
ETF	Exchange-Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	49

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2014-3A, Class BR, (3 mo. LIBOR US + 2.650%), 3.96%, 4/28/26 (a)(b)	USD	500	$500,526
Anchorage Capital CLO 4 Ltd., Series 2014-4A, Class A1AR, (3 mo. LIBOR US + 1.140%), 2.45%, 7/28/26 (a)(b)		3,080	3,088,424
Anchorage Capital CLO 5 Ltd., Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.200%), 3.50%, 10/15/26 (a)(b)		1,690	1,693,575
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.270%), 2.57%, 7/15/30 (a)(b)		4,010	4,012,268
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class A1, (3 mo. LIBOR US + 1.190%), 2.49%, 7/13/25 (a)(b)		2,005	2,004,996
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.250%), 0.00%, 10/13/30 (a)(b)		2,005	2,005,000
Series 2013-1A, Class A2A, (3 mo. LIBOR US + 1.750%), 3.05%, 7/13/25 (a)(b)		1,050	1,050,013
Series 2013-1A, Class B, (3 mo. LIBOR US + 2.700%), 4.00%, 7/13/25 (a)(b)		1,410	1,409,986
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.150%), 0.00%, 10/13/30 (a)(b)		1,410	1,410,000
Apidos CLO XII, Series 2013-12A, Class A, (3 mo. LIBOR US + 1.100%), 2.40%, 4/15/25 (a)(b)		16,981	17,024,611
Apidos CLO XV, Series 2013-15A, Class A1R, (3 mo. LIBOR US + 1.100%), 2.41%, 10/20/25 (a)(b)		1,080	1,080,523
Apidos CLO XVI, Series 2013-16A, Class A1R, (3 mo. LIBOR US + 0.980%), 2.29%, 1/19/25 (a)(b)(d)		2,965	2,967,965
Apidos CLO XVIII, Series 2014-18A, Class A1R, (3 mo. LIBOR US + 1.120%), 2.43%, 7/22/26 (a)(b)		880	881,048
Apidos CLO XX, Series 2015-20A, Class A1R, (3 mo. LIBOR US + 1.330%), 2.63%, 1/16/27 (a)(b)		2,250	2,258,802
Arbor Realty CLO Ltd., Series 2015-FL2A, Class A, (1 mo. LIBOR US + 1.750%), 2.98%, 9/15/25 (a)(b)		2,220	2,228,769
Arbor Realty Commercial Real Estate Notes Ltd.:
Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 2.93%, 9/15/26 (a)(b)		3,940	3,970,968
Series 2017-FL2, Class A, (1 mo. LIBOR US + 0.990%), 2.22%, 8/15/27 (a)(b)(d)		1,660	1,660,000
Arbour CLO IV DAC, Series 4X, Class E, (3 mo. EURIBOR + 5.600%), 5.60%, 1/15/30 (a)	EUR	550	652,331
Arbour CLO Ltd., Series 2014-1X, Class E, (3 mo. EURIBOR + 5.000%), 5.00%, 7/15/27 (a)		238	280,504
ARES European CLO VIII BV, Series 8X, Class E, (3 mo. EURIBOR + 6.350%), 6.35%, 2/17/30 (a)		281	339,476
ARES XXVIII CLO Ltd.:
Series 2013-3A, Class B1R, (3 mo. LIBOR US + 1.500%), 2.80%, 10/17/24 (a)(b)	USD	2,150	2,149,981
Series 2013-3A, Class C1R, (3 mo. LIBOR US + 2.100%), 3.40%, 10/17/24 (a)(b)		1,850	1,858,265
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.950%), 3.27%, 12/05/25 (a)(b)		1,420	1,431,549
Series 2015-1A, Class B2R, (3 mo. LIBOR US + 2.800%), 4.12%, 12/05/25 (a)(b)		500	504,949

Asset-Backed Securities		Par (000)	Value
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.480%), 1.72%, 5/25/35 (a)(d)	USD	5,065	$3,900,309
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class B, (3 mo. LIBOR US + 1.700%), 3.01%, 8/18/25 (a)(b)		750	750,572
Atlas Senior Loan Fund IV Ltd.:
Series 2013-2A, Class A1LR, (3 mo. LIBOR US + 0.980%), 2.30%, 2/17/26 (a)(b)		7,030	7,031,573
Series 2013-2A, Class A2LR, (3 mo. LIBOR US + 1.450%), 2.77%, 2/17/26 (a)(b)		3,000	3,001,125
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class CR, (3 mo. LIBOR US + 2.400%), 3.70%, 10/15/26 (a)(b)		930	930,371
Atrium X:
Series 10A, Class B1R, (3 mo. LIBOR US + 1.450%), 2.75%, 7/16/25 (a)(b)		4,300	4,301,328
Series 10A, Class CR, (3 mo. LIBOR US + 1.950%), 3.25%, 7/16/25 (a)(b)		2,070	2,077,925
Atrium XI, Series 11A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.45%, 10/23/25 (a)(b)		1,060	1,060,973
Atrium XII, Series 12A, Class C, (3 mo. LIBOR US + 3.050%), 4.36%, 10/22/26 (a)(b)		881	883,888
Aurium CLO III DAC, Series 3X, Class E, (3 mo. EURIBOR + 4.900%), 4.90%, 4/15/30 (a)	EUR	100	115,944
Avery Point V CLO Ltd.:
Series 2014-5A, Class AR, (3 mo. LIBOR US + 0.980%), 2.28%, 7/17/26 (a)(b)	USD	3,620	3,637,374
Series 2014-5A, Class BR, (3 mo. LIBOR US + 1.500%), 2.80%, 7/17/26 (a)(b)		2,250	2,253,316
Avery Point VII CLO Ltd., Series 2015-7A, Class A1, (3 mo. LIBOR US + 1.500%), 2.80%, 1/15/28 (a)(b)		7,916	7,997,817
Avoca Capital CLO X Ltd., Series 10X, Class ER, (3 mo. EURIBOR + 6.050%), 6.05%, 1/15/30 (a)	EUR	600	719,077
Avoca CLO XIV Ltd.:
Series 14X, Class E, (3 mo. EURIBOR + 4.750%), 4.75%, 7/12/28 (a)		490	577,834
Series 14X, Class F, (3 mo. EURIBOR + 5.750%), 5.75%, 7/12/28 (a)		900	1,038,475
Series 14X, Class SUB, 0.00%, 7/12/28 (e)		1,290	1,251,446
Avoca CLO XV DAC, Series 15X, Class E, (3 mo. EURIBOR + 5.000%), 5.00%, 1/15/29 (a)		470	551,796
Avoca CLO XV Ltd.:
Series 15X, Class F, (3 mo. EURIBOR + 6.750%), 6.75%, 1/15/29 (a)		585	667,819
Series 15X, Class M1, 0.00%, 1/15/29 (e)		1,100	995,891
Avoca CLO XVII DAC, Series 17X, Class E, (3 mo. EURIBOR + 5.950%), 5.95%, 1/15/30 (a)		546	647,536
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (b)	USD	853	849,626
Series 2015-2, Class A, 3.34%, 11/15/48 (b)		1,147	1,157,409
Babson CLO Ltd., Series 2013-IA, Class A, (3 mo. LIBOR US + 1.100%), 2.41%, 4/20/25 (a)(b)		4,333	4,343,537
Ballyrock CLO Ltd., Series 2016-1A, Class A, (3 mo. LIBOR US + 1.590%), 2.89%, 10/15/28 (a)(b)		1,935	1,966,425
BankAmerica Manufactured Housing Contract
Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (e)		2,790	2,109,106
Battalion CLO IV Ltd., Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.140%), 2.45%, 10/22/25 (a)(b)		4,715	4,719,731

See Notes to Consolidated Financial Statements.

50	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, (1 mo. LIBOR US + 0.500%), 2.23%, 5/28/39 (a)(b)	USD	7,785	$7,059,403
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.000%), 2.23%, 12/28/40 (a)(b)		1,593	1,410,607
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (e)		1,674	718,879
Series 2000-A, Class A3, 7.83%, 6/15/30 (e)		1,554	689,662
Series 2000-A, Class A4, 8.29%, 6/15/30 (e)		2,661	1,250,404
Bear Stearns Asset-Backed Securities I Trust:
Series 2004-HE7, Class M2, (1 mo. LIBOR US + 1.725%), 2.96%, 8/25/34 (a)		405	401,153
Series 2006-HE1, Class 1M4, (1 mo. LIBOR US + 0.680%), 1.92%, 12/25/35 (a)		1,978	2,182,202
Series 2006-HE7, Class 1A2, (1 0.170%), 1.41%, 9/25/36 (a)		4,313	4,600,608
Series 2007-FS1, Class 1A3, (5 0.170%), 1.41%, 5/25/35 (a)		1,220	1,231,869
Series 2007-HE1, Class 21A2, (6 0.160%), 1.40%, 1/25/37 (a)		938	878,090
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.320%), 1.56%, 3/25/37 (a)		1,079	778,639
Series 2007-HE2, Class 22A, (7 0.140%), 1.38%, 3/25/37 (a)		1,208	1,139,178
Series 2007-HE2, Class 23A, (8 0.140%), 1.38%, 3/25/37 (a)		2,378	2,282,370
Series 2007-HE3, Class 1A3, (1 mo. LIBOR US + 0.250%), 1.49%, 4/25/37 (a)		1,166	1,178,027
Series 2007-HE3, Class 1A4, (9 0.350%), 1.59%, 4/25/37 (a)		6,474	5,053,228
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (1 mo. LIBOR US + 1.200%), 2.44%, 1/25/36 (a)		526	506,897
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, (1 mo. LIBOR US + 1.200%), 2.44%, 12/25/36 (a)(b)		1,200	1,156,804
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1R, (3 mo. LIBOR US + 1.490%), 2.80%, 1/20/29 (a)(b)		4,020	4,064,487
Benefit Street Partners CLO Ltd., Series 2012-IA, Class A2R, (3 mo. LIBOR US + 2.250%), 3.55%, 10/15/25 (a)(b)		7,450	7,492,899
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class A1R, (3 mo. LIBOR US + 1.240%), 2.48%, 10/18/29 (a)(b)(d)		11,030	11,030,000
Series 2015-VIA, Class A2R, (3 mo. LIBOR US + 1.720%), 2.96%, 10/18/29 (a)(b)(d)		3,320	3,320,000
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A2, (3 mo. LIBOR US + 2.250%), 3.56%, 1/20/28 (a)(b)		3,990	4,038,516
Betony CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.850%), 4.15%, 4/15/27 (a)(b)		1,230	1,231,343
BlueMountain CLO Ltd.:
Series 2013-2A, Class A, (3 mo. LIBOR US + 1.200%), 2.51%, 1/22/25 (a)(b)		850	850,096
Series 2013-3A, Class AR, (3 mo. LIBOR US + 0.890%), 2.20%, 10/29/25 (a)(b)		2,480	2,480,298
Series 2013-3A, Class B1R, (3 mo. LIBOR US + 1.400%), 2.71%, 10/29/25 (a)(b)		750	750,121

Asset-Backed Securities		Par (000)	Value
Series 2013-3A, Class CR, (3 mo. LIBOR US + 1.900%), 3.21%, 10/29/25 (a)(b)	USD	3,030	$3,030,193
Series 2013-4A, Class AR, (3 mo. LIBOR US + 1.010%), 2.31%, 4/15/25 (a)(b)		7,590	7,612,454
Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.260%), 2.57%, 4/30/26 (a)(b)		2,400	2,412,262
Series 2014-2A, Class AR, (3 mo. LIBOR US + 0.930%), 2.24%, 7/20/26 (a)(b)		670	670,974
Series 2014-4A, Class A1R, (3 mo. LIBOR US + 1.350%), 2.67%, 11/30/26 (a)(b)		3,020	3,022,357
Series 2015-3A, Class A1, (3 mo. LIBOR US + 1.480%), 2.79%, 10/20/27 (a)(b)		2,000	2,004,984
BlueMountain EUR CLO DAC, Series 2016-1X, Class E, (3 mo. EURIBOR + 6.600%), 6.60%, 4/25/30 (a)	EUR	1,200	1,439,455
BlueMountain Fuji EUR CLO II DAC, Series 2017-2X, Class E, (3 mo. EURIBOR + 5.450%), 5.45%, 7/15/30 (a)		238	272,353
Bowman Park CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.180%), 2.49%, 11/23/25 (a)(b)	USD	5,500	5,508,867
Brookside Mill CLO Ltd., Series 2013-1A, Class A1, (3 mo. LIBOR US + 1.150%), 2.45%, 4/17/25 (a)(b)		3,875	3,879,849
Bsprt Issuer Ltd., Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.350%), 2.67%, 6/15/27 (a)(b)(d)		3,790	3,796,443
Cadogan Square CLO VII BV, Series 7X, Class E, (3 mo. EURIBOR + 6.000%), 6.00%, 5/25/29 (a)	EUR	1,000	1,196,616
Cairn CLO VI BV, Series 2016-6X, Class E, (3 mo. EURIBOR + 6.250%), 6.25%, 7/25/29 (a)		600	717,237
Canyon Capital CLO Ltd., Series 2006-1A, Class A1, (3 mo. LIBOR US + 0.250%), 1.57%, 12/15/20 (a)(b)	USD	1,039	1,034,656
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class AR, (3 mo. LIBOR US + 1.450%), 2.76%, 1/20/29 (a)(b)		6,630	6,697,747
Series 2013-3A, Class B, (3 mo. LIBOR US + 2.650%), 3.95%, 7/15/25 (a)(b)		730	730,077
Series 2013-4A, Class A1, (3 mo. LIBOR US + 1.470%), 2.77%, 10/15/25 (a)(b)		1,880	1,881,559
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.750%), 4.05%, 4/17/25 (a)(b)		1,740	1,747,564
Series 2014-3A, Class BR, (3 mo. LIBOR US + 2.150%), 3.47%, 7/27/26 (a)(b)		750	751,178
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.000%), 3.31%, 4/20/27 (a)(b)		1,160	1,162,268
Carlyle Global Market Strategies Euro CLO DAC, Series 2015-3X, Class D, (3 mo. EURIBOR + 5.550%), 5.55%, 1/15/29 (a)	EUR	1,200	1,424,989
Carrington Mortgage Loan Trust:
Series 2005-FRE1, Class M1, (1 mo. LIBOR US + 0.470%), 1.71%, 12/25/35 (a)	USD	2,317	2,299,295
Series 2006-FRE2, Class A2, (1 mo. LIBOR US + 0.120%), 1.36%, 10/25/36 (a)		1,131	753,853
Series 2006-FRE2, Class A3, (1 mo. LIBOR US + 0.160%), 1.40%, 10/25/36 (a)		3,763	2,521,446
Series 2006-FRE2, Class A5, (1 mo. LIBOR US + 0.080%), 1.32%, 10/25/36 (a)		955	633,349
Series 2006-NC1, Class M2, (1 mo. LIBOR US + 0.420%), 1.66%, 1/25/36 (a)		610	420,930
Series 2006-NC2, Class A3, (1 mo. LIBOR US + 0.150%), 1.39%, 6/25/36 (a)		3,389	3,329,281

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	51

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2006-NC3, Class A4, (1 mo. LIBOR US + 0.240%), 1.48%, 8/25/36 (a)	USD	2,003	$1,304,631
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.160%), 1.40%, 10/25/36 (a)		1,180	1,014,058
Series 2006-NC5, Class A3, (1 mo. LIBOR US + 0.150%), 1.39%, 1/25/37 (a)		7,250	5,247,145
Series 2006-NC5, Class A5, (1 mo. LIBOR US + 0.060%), 1.30%, 1/25/37 (a)		391	339,743
Series 2007-HE1, Class A2, (1 mo. LIBOR US + 0.150%), 1.39%, 6/25/37 (a)		958	951,128
Series 2007-RFC1, Class A4, (1 mo. LIBOR US + 0.220%), 1.46%, 10/25/36 (a)		1,440	1,011,893
Catamaran CLO Ltd., Series 2012-1A, Class BR, (3 mo. LIBOR US + 1.950%), 3.22%, 12/20/23 (a)(b)		2,830	2,831,385
Cavalry CLO IV Ltd., Series 2014-4A, Class A, (3 mo. LIBOR US + 1.500%), 2.80%, 10/15/26 (a)(b)		5,100	5,100,276
CBAM Ltd.:
Series 2017-2A, Class B1, (3 mo. LIBOR US + 1.750%), 3.14%, 10/17/29 (a)(b)		2,955	2,973,561
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.230%), 2.60%, 10/17/29 (a)(b)		3,780	3,780,000
Series 2017-3A, Class B, (3 mo. LIBOR US + 1.700%), 3.07%, 10/17/29 (a)(b)		1,000	1,000,000
C-BASS Trust:
Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.160%), 1.40%, 10/25/36 (a)		751	535,046
Series 2006-CB9, Class A2, (1 mo. LIBOR US + 0.110%), 1.35%, 11/25/36 (a)		1,260	792,883
Series 2006-CB9, Class A4, (1 mo. LIBOR US + 0.230%), 1.47%, 11/25/36 (a)		212	135,897
Series 2007-CB1, Class AF2, 3.75%, 1/25/37 (c)		6,246	3,056,787
Series 2007-CB1, Class AF4, 3.75%, 1/25/37 (c)		470	229,878
Series 2007-CB5, Class A2, (1 mo. LIBOR US + 0.170%), 1.41%, 4/25/37 (a)		1,137	878,649
Cedar Funding IV CLO Ltd., Series 2014-4A, Class AR, (3 mo. LIBOR US + 1.230%), 2.54%, 7/23/30 (a)(b)		1,200	1,204,097
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1, (3 mo. LIBOR US + 1.610%), 2.91%, 7/17/28 (a)(b)		1,880	1,890,552
Cedar Funding VIII CLO Ltd.:
Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.250%), 2.62%, 10/17/30 (a)(b)		14,920	14,925,747
Series 2017-8A, Class B, (3 mo. LIBOR US + 1.700%), 3.07%, 10/17/30 (a)(b)		2,628	2,628,439
Series 2017-8A, Class C, (3 mo. LIBOR US + 2.250%), 3.62%, 10/17/30 (a)(b)		750	750,387
CIFC Funding Ltd.:
Series 2012-2A, Class A1R, (3 mo. LIBOR US + 1.350%), 2.67%, 12/05/24 (a)(b)		2,596	2,597,842
Series 2012-3A, Class A3R, (3 mo. LIBOR US + 2.700%), 4.01%, 1/29/25 (a)(b)		1,340	1,340,390
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.750%), 3.06%, 7/16/30 (a)(b)		500	500,326
Series 2013-2A, Class A1LR, (3 mo. LIBOR US + 1.210%), 2.65%, 10/18/30 (a)(b)		6,290	6,290,000
Series 2013-4A, Class B1R, (3 mo. LIBOR US + 1.500%), 2.82%, 11/27/24 (a)(b)		4,270	4,274,478
Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.050%), 2.35%, 4/18/25 (a)(b)		3,590	3,591,425
Series 2014-2A, Class A1LR, (3 mo. LIBOR US + 1.200%), 2.52%, 5/24/26 (a)(b)		8,484	8,530,826

Asset-Backed Securities		Par (000)	Value
Series 2014-3A, Class B1R, (3 mo. LIBOR US + 1.500%), 2.81%, 7/22/26 (a)(b)	USD	710	$710,287
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.900%), 3.21%, 7/22/26 (a)(b)		1,120	1,123,968
Series 2014-4A, Class A1R, (3 mo. LIBOR US + 1.380%), 2.68%, 10/17/26 (a)(b)		6,270	6,296,765
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.400%), 2.70%, 1/17/27 (a)(b)		26,215	26,346,508
Series 2014-5A, Class CR, (3 mo. LIBOR US + 2.700%), 4.00%, 1/17/27 (a)(b)		710	713,455
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 1.390%), 2.70%, 1/22/27 (a)(b)		1,520	1,519,074
Series 2015-2A, Class A, (3 mo. LIBOR US + 1.450%), 2.75%, 4/15/27 (a)(b)		2,710	2,715,703
Series 2015-3A, Class A, (3 mo. LIBOR US + 1.420%), 2.73%, 10/19/27 (a)(b)		3,160	3,159,247
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.25%, 6/25/37 (c)		2,830	2,734,921
Citigroup Mortgage Loan Trust:
Series 2006-NC1, Class A2D, (1 mo. LIBOR US + 0.250%), 1.49%, 8/25/36 (a)		3,550	2,866,269
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.200%), 1.44%, 5/25/37 (a)		7,998	5,966,466
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.270%), 1.51%, 5/25/37 (a)		3,633	2,730,343
Colony American Homes, Series 2015-1A, Class A, (1 mo. LIBOR US + 1.200%), 2.43%, 7/17/32 (a)(b)		8,124	8,159,862
Conseco Finance Corp.:
Series 1998-4, Class M1, 6.83%, 4/01/30 (e)		359	316,777
Series 1998-8, Class M1, 6.98%, 9/01/30 (e)		2,816	2,343,256
Series 2001-D, Class B1, (1 mo. LIBOR US + 2.500%), 3.73%, 11/15/32 (a)		2,038	2,034,781
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 9/01/29 (e)		1,646	930,725
Series 2000-4, Class A5, 7.97%, 5/01/32		5,554	2,931,963
Series 2000-4, Class A6, 8.31%, 5/01/32 (e)		1,394	766,708
Series 2000-5, Class A6, 7.96%, 5/01/31		2,420	1,632,700
Series 2000-5, Class A7, 8.20%, 5/01/31		4,415	3,055,785
Conseco Financial Corp.:
Series 1997-3, Class M1, 7.53%, 3/15/28 (e)		2,208	2,190,067
Series 1997-6, Class M1, 7.21%, 1/15/29 (e)		433	424,402
Series 1998-8, Class A1, 6.28%, 9/01/30		1,320	1,382,956
Series 1999-5, Class A5, 7.86%, 3/01/30 (e)		1,672	1,420,364
Series 1999-5, Class A6, 7.50%, 3/01/30 (e)		1,223	1,007,062
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, (1 mo. LIBOR US + 0.620%), 1.86%, 9/25/33 (a)		672	639,239
Series 2004-5, Class A, (1 mo. LIBOR US + 0.900%), 2.14%, 10/25/34 (a)		752	755,252
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.160%), 1.40%, 9/25/46 (a)		359	350,394

See Notes to Consolidated Financial Statements.

52	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2006-17, Class 2A2, (1 mo. LIBOR US + 0.150%), 1.39%, 3/25/47 (a)	USD	365	$342,640
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.40%, 1/25/46 (a)		984	940,500
Series 2006-S10, Class A3, (1 mo. LIBOR US + 0.320%), 1.56%, 10/25/36 (a)		9,314	8,770,166
Series 2006-S3, Class A4, 6.40%, 1/25/29 (c)		885	886,598
Series 2006-SPS1, Class A, (1 mo. LIBOR US + 0.220%), 1.46%, 12/25/25 (a)		269	293,477
Series 2007-S3, Class A3, (1 mo. LIBOR US + 0.380%), 1.62%, 5/25/37 (a)		3,429	3,079,561
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 9/25/31 (e)		1,750	1,878,219
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.43%, 12/25/36 (c)		568	450,587
Series 2006-MH1, Class B1, 5.17%, 10/25/36 (b)(c)		852	877,691
Series 2006-SL1, Class A2, 5.56%, 9/25/36 (b)(c)		3,392	756,100
Series 2007-CB6, Class A4, (1 mo. LIBOR US + 0.340%), 1.58%, 7/25/37 (a)(b)		820	547,628
Series 2007-RP1, Class A, (1 mo. LIBOR US + 0.310%), 1.55%, 5/25/46 (a)(b)		763	633,031
CVC Cordatus Loan Fund VI DAC, Series 6X, Class SUB, 0.00%, 4/15/29 (e)	EUR	2,385	2,621,059
CVC Cordatus Loan Fund VII DAC, Series 7X, Class E, (3 mo. EURIBOR + 7.000%), 7.00%, 8/15/29 (a)		560	683,060
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class E, (3 mo. EURIBOR + 5.700%), 5.70%, 4/23/30 (a)		300	361,295
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.270%), 1.50%, 3/15/34 (a)	USD	1,365	1,103,873
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		777	819,515
Series 2006-S5, Class A5, 6.16%, 6/25/35		715	718,568
Series 2007-S1, Class A3, 5.81%, 11/25/36 (e)		1,236	1,233,645
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.300%), 1.53%, 12/15/33 (a)(b)(d)		1,305	1,188,142
Series 2006-RES, Class 5B1A, (1 mo. LIBOR US + 0.190%), 1.42%, 5/15/35 (a)(b)		857	819,141
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.190%), 1.42%, 5/15/35 (a)(b)(d)		447	385,823
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-B, Class 2A, (1 mo. LIBOR US + 0.180%), 1.41%, 5/15/35 (a)		1,149	1,058,890
Series 2006-H, Class 1A, (1 mo. LIBOR US + 0.150%), 1.38%, 11/15/36 (a)		2,961	2,335,666
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		7,924	8,141,716
Dryden 34 Senior Loan Fund, Series 2014-34A, Class AR, (3 mo. LIBOR US + 1.160%), 2.46%, 10/15/26 (a)(b)		1,250	1,251,324
Dryden 41 Senior Loan Fund, Series 2015-41A, Class A, (3 mo. LIBOR US + 1.500%), 2.80%, 1/15/28 (a)(b)		2,250	2,256,547

Asset-Backed Securities		Par (000)	Value
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, (3 mo. EURIBOR + 5.750%), 5.75%, 1/15/30 (a)	EUR	364	$437,457
Dryden XXV Senior Loan Fund:
Series 2012-25A, Class AR, (3 mo. LIBOR US + 1.200%), 2.50%, 1/15/25 (a)(b)	USD	7,923	7,924,027
Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.900%), 0.00%, 10/15/27 (a)(b)		9,270	9,270,000
Series 2012-25A, Class CR, (3 mo. LIBOR US + 2.500%), 3.80%, 1/15/25 (a)(b)		670	670,053
Series 2012-25A, Class CRR, (3 mo. LIBOR US + 1.850%), 0.00%, 10/15/27 (a)(b)		1,340	1,340,000
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.200%), 2.52%, 8/15/30 (a)(b)		2,090	2,091,099
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, (3 mo. EURIBOR + 6.300%), 6.30%, 11/10/30 (a)	EUR	400	481,392
Fannie Mae REMIC Trust, Series 2003-W5, Class A, (1 mo. LIBOR US + 0.110%), 1.35%, 4/25/33 (a)	USD	3	2,721
Finn Square CLO Ltd.:
Series 2012-1A, Class A1R, (3 mo. LIBOR US + 1.210%), 2.54%, 12/24/23 (a)(b)		398	397,999
Series 2012-1A, Class A2R, (3 mo. LIBOR US + 1.700%), 3.03%, 12/24/23 (a)(b)		880	881,609
First Franklin Mortgage Loan Trust:
Series 2004-FFH3, Class M3, (1 mo. LIBOR US + 1.050%), 2.29%, 10/25/34 (a)		1,000	865,441
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.140%), 1.38%, 12/25/36 (a)		15,134	9,522,153
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.150%), 1.39%, 12/25/36 (a)		22,093	18,381,212
Series 2006-FF5, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.40%, 4/25/36 (a)		1,283	1,212,308
Series 2006-FFH1, Class M2, (1 mo. LIBOR US + 0.400%), 1.64%, 1/25/36 (a)		3,720	2,401,591
Flatiron CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.890%), 2.17%, 4/15/27 (a)(b)		2,750	2,751,004
Galaxy XV CLO Ltd., Series 2013-15A, Class A, (3 mo. LIBOR US + 1.250%), 2.55%, 4/15/25 (a)(b)		1,295	1,295,275
Galaxy XVI CLO Ltd., Series 2013-16A, Class CR, (3 mo. LIBOR US + 2.250%), 3.56%, 11/16/25 (a)(b)		1,000	1,002,576
GCAT LLC, Series 2017-4, Class A1, 3.23%, 5/25/22 (b)(c)		5,353	5,370,195
GE-WMC Asset-Backed Pass-Through Certificates:
Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.250%), 1.49%, 12/25/35 (a)		638	622,961
Series 2005-2, Class M1, (1 mo. LIBOR US + 0.440%), 1.68%, 12/25/35 (a)		5,284	3,193,496
GE-WMC Mortgage Securities Trust:
Series 2006-1, Class A2A, (1 mo. LIBOR US + 0.040%), 1.28%, 8/25/36 (a)		1,185	742,735
Series 2006-1, Class A2B, (1 mo. LIBOR US + 0.150%), 1.39%, 8/25/36 (a)		21,477	13,774,419
Series 2006-1, Class A2C, (1 mo. LIBOR US + 0.240%), 1.48%, 8/25/36 (a)		1,567	1,023,521

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	53

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
GMACM Home Equity Loan Trust, Series 2006-HE4, Class A2, (1 mo. LIBOR US + 0.180%), 1.41%, 12/25/36 (a)	USD	151	$145,636
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class B1R, (3 mo. LIBOR US + 1.550%), 2.86%, 4/19/26 (a)(b)		750	750,848
Greenpoint Manufactured Housing:
Series 1999-5, Class M1B, 8.29%, 12/15/29 (e)		870	936,140
Series 1999-5, Class M2, 9.23%, 12/15/29 (e)		1,318	1,127,518
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (1 mo. LIBOR US + 1.550%), 2.78%, 3/15/27 (a)(b)(d)		1,010	1,010,000
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (3 mo. LIBOR US + 2.350%), 3.65%, 1/17/27 (a)(b)		930	930,537
GSAA Home Equity Trust:
Series 2006-5, Class 2A1, (1 mo. LIBOR US + 0.070%), 1.31%, 3/25/36 (a)		19	11,183
Series 2007-4, Class A3B, (1 mo. LIBOR US + 0.350%), 1.59%, 3/25/37 (a)		3,550	510,185
GSAA Trust, Series 2007-2, Class AF3, 5.92%, 3/25/37 (e)		568	242,094
GSAMP Trust:
Series 2006-FM2, Class A2B, (1 mo. LIBOR US + 0.120%), 1.36%, 9/25/36 (a)		2,924	1,437,191
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.200%), 1.44%, 1/25/47 (a)		1,149	766,252
GT Loan Financing I Ltd., Series 2013-1A, Class A, (3 mo. LIBOR US + 1.270%), 2.58%, 10/28/24 (a)(b)		5,105	5,113,779
Harvest CLO XVI DAC, Series 16X, Class E, (3 mo. EURIBOR + 6.400%), 6.40%, 10/15/29 (a)	EUR	480	572,432
Highbridge Loan Management Ltd.:
Series 5A-2015, Class C1R, (3 mo. LIBOR US + 2.100%), 3.41%, 1/29/26 (a)(b)	USD	1,920	1,924,742
Series 5A-2015, Class C2R, (3 mo. LIBOR US + 2.100%), 3.41%, 1/29/26 (a)(b)		750	751,853
Series 6A-2015, Class A, (3 mo. LIBOR US + 1.450%), 2.76%, 5/05/27 (a)(b)		7,500	7,510,625
Home Equity Asset Trust, Series 2007-1, Class 2A3, (1 mo. LIBOR US + 0.150%), 1.39%, 5/25/37 (a)		2,490	2,040,142
Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-A, Class M2, (1 mo. LIBOR US + 2.025%), 3.26%, 7/25/34 (a)		733	738,994
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (c)		2,993	1,226,178
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (1 mo. LIBOR US + 0.720%), 1.95%, 4/15/36 (a)		1,577	1,446,656
Invitation Homes Trust:
Series 2014-SFR2, Class A, (1 mo. LIBOR US + 1.100%), 2.34%, 9/17/31 (a)(b)		2,921	2,929,289
Series 2014-SFR2, Class C, (1 mo. LIBOR US + 2.200%), 3.43%, 9/17/31 (a)(b)		1,650	1,649,997
Series 2014-SFR2, Class E, (1 mo. LIBOR US + 3.410%), 4.64%, 9/17/31 (a)(b)		1,460	1,460,524
Series 2014-SFR3, Class A, (1 mo. LIBOR US + 1.200%), 2.43%, 12/17/31 (a)(b)		331	330,743
Series 2014-SFR3, Class D, (1 mo. LIBOR US + 3.000%), 4.23%, 12/17/31 (a)(b)		230	229,663
Series 2015-SFR3, Class A, (1 mo. LIBOR US + 1.300%), 2.53%, 8/17/32 (a)(b)		9,070	9,133,784
Series 2015-SFR3, Class E, (1 mo. LIBOR US + 3.750%), 4.98%, 8/17/32 (a)(b)		1,582	1,610,510

Asset-Backed Securities		Par (000)	Value
Irwin Home Equity Loan Trust, Series 2006-2, Class 2A2, 6.24%, 2/25/36 (b)(c)	USD	174	$174,420
JPMorgan Mortgage Acquisition Trust:
Series 2006-CW1, Class M1, (1 mo. LIBOR US + 0.270%), 1.51%, 5/25/36 (a)		1,170	1,108,462
Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)		821	457,169
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)		1,119	622,868
Series 2006-WF1, Class A6, 6.00%, 7/25/36 (c)		822	457,870
Jubilee CDO VIII BV, Series VIII-X, Class SUB, (6 mo. EURIBOR + 5.000%), 4.73%, 1/15/24 (a)	EUR	584	67,174
LCM XIV LP, Series 14A, Class A, (3 mo. LIBOR US + 1.150%), 2.45%, 7/15/25 (a)(b)	USD	2,970	2,970,407
LCM XVIII LP:
Series 18A, Class B1, (3 mo. LIBOR US + 2.300%), 3.61%, 4/20/27 (a)(b)		2,400	2,399,791
Series 18A, Class C1, (3 mo. LIBOR US + 3.150%), 4.46%, 4/20/27 (a)(b)		500	500,048
LCM XXIV Ltd., Series 24A, Class A, (3 mo. LIBOR US + 1.310%), 2.62%, 3/20/30 (a)(b)		500	502,013
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (e)		4,790	5,108,810
Series 2002-A, Class C, 0.00%, 6/15/33		560	446,270
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (1 mo. LIBOR US + 0.090%), 1.33%, 6/25/37 (a)(b)		572	401,662
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 1/22/24 (b)		14,780	14,786,423
Lime Street CLO Ltd., Series 2007-1A, Class B, (3 mo. LIBOR US + 0.550%), 1.88%, 6/20/21 (a)(b)		900	897,647
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (b)(d)		5,307	5,281,591
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, (1 mo. LIBOR US + 0.220%), 1.46%, 2/25/36 (a)		4,025	3,657,935
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.40%, 11/25/36 (a)		4,274	2,153,277
Series 2006-10, Class 2A4, (1 mo. LIBOR US + 0.220%), 1.46%, 11/25/36 (a)		2,539	1,291,105
Series 2006-2, Class 2A3, (1 mo. LIBOR US + 0.190%), 1.43%, 3/25/46 (a)		22,588	11,666,887
Series 2006-2, Class 2A4, (1 mo. LIBOR US + 0.290%), 1.53%, 3/25/46 (a)		10,428	5,495,633
Series 2006-3, Class 2A3, (1 mo. LIBOR US + 0.180%), 1.42%, 5/25/46 (a)		12,264	5,761,505
Series 2006-3, Class 2A4, (1 mo. LIBOR US + 0.270%), 1.51%, 5/25/46 (a)		1,176	562,584
Series 2006-4, Class 2A4, (1 mo. LIBOR US + 0.260%), 1.50%, 5/25/36 (a)		9,683	4,984,365
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.150%), 1.39%, 6/25/36 (a)		1,978	1,108,424
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.40%, 8/25/36 (a)		5,567	3,229,797
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.40%, 9/25/36 (a)		3,465	1,640,295
Series 2006-9, Class 2A2, (1 mo. LIBOR US + 0.110%), 1.35%, 10/25/36 (a)		1,818	893,966
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.160%), 1.40%, 10/25/36 (a)		4,095	2,026,839
Series 2006-9, Class 2A4, (1 mo. LIBOR US + 0.230%), 1.47%, 10/25/36 (a)		1,831	914,575

See Notes to Consolidated Financial Statements.

54	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (1 mo. LIBOR US + 3.250%), 4.49%, 3/25/32 (a)	USD	1,510	$1,552,861
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2R, (3 mo. LIBOR US + 1.120%), 2.43%, 7/20/26 (a)(b)		26,018	26,156,439
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.190%), 0.00%, 10/21/30 (a)(b)		14,970	14,970,000
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.200%), 2.52%, 7/29/30 (a)(b)		6,150	6,150,000
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.260%), 1.50%, 6/25/36 (a)(b)		2,059	1,660,674
Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.150%), 1.39%, 6/25/36 (a)		6,593	3,889,526
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.280%), 1.52%, 5/25/37 (a)		1,318	963,296
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.260%), 1.50%, 6/25/46 (a)(b)		692	647,491
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.240%), 1.48%, 5/25/37 (a)		1,799	1,160,807
Merrill Lynch Mortgage Investors Trust:
Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.260%), 1.50%, 8/25/37 (a)		552	170,858
Series 2006-RM3, Class A2B, (1 mo. LIBOR US + 0.090%), 1.33%, 6/25/37 (a)		1,011	307,410
Morgan Stanley ABS Capital I, Inc. Trust:
Series 2005-HE1, Class A2MZ, (1 mo. LIBOR US + 0.600%), 1.84%, 12/25/34 (a)		820	800,165
Series 2005-HE5, Class M4, (1 mo. LIBOR US + 0.870%), 2.11%, 9/25/35 (a)		4,431	2,030,056
Series 2007-NC1, Class A1, (1 mo. LIBOR US + 0.130%), 1.37%, 11/25/36 (a)		15,093	9,608,368
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A2, (1 mo. LIBOR US + 0.110%), 1.35%, 11/25/36 (a)		1,235	639,729
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (1 mo. LIBOR US + 0.320%), 1.56%, 7/25/37 (a)		1,740	1,558,749
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, (3 mo. LIBOR US + 2.180%), 3.49%, 1/20/24 (a)(b)		3,020	3,043,331
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, (3 mo. LIBOR US + 1.160%), 2.47%, 7/22/24 (a)(b)		1,473	1,476,431
MP CLO III Ltd., Series 2013-1A, Class A, (3 mo. LIBOR US + 1.180%), 2.49%, 4/20/25 (a)(b)		1,661	1,661,184
MP CLO VIII Ltd., Series 2015-2A, Class B, (3 mo. LIBOR US + 2.250%), 3.56%, 10/28/27 (a)(b)		3,250	3,247,433
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, (1 mo. LIBOR US + 0.180%), 1.42%, 6/25/37 (a)		450	432,630
Navient Private Education Loan Trust:
Series 2014-AA, Class B, 3.50%, 8/15/44 (b)		6,000	5,865,301
Series 2014-CTA, Class B, (1 mo. LIBOR US + 1.750%), 2.98%, 10/17/44 (a)(b)		8,550	8,689,115
Series 2016-AA, Class B, 3.50%, 12/16/58 (b)(e)		2,040	1,854,838

Asset-Backed Securities		Par (000)	Value
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class B2R, (3 mo. LIBOR US + 2.170%), 3.47%, 4/15/26 (a)(b)	USD	1,875	$1,874,903
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.400%), 1.64%, 10/25/36 (a)(b)		451	406,017
Oak Hill Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 1.010%), 2.32%, 10/20/25 (a)(b)		540	540,064
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class A, (3 mo. LIBOR US + 1.120%), 2.43%, 4/20/25 (a)(b)		3,833	3,841,558
Oak Hill European Credit Partners IV Designated Activity Co., Series 2015-4X, Class F, (6 mo. EURIBOR + 6.650%), 6.65%, 1/20/30 (a)	EUR	670	784,485
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 1/15/19 (e)	USD	928	742,951
Series 2001-D, Class A4, 6.93%, 9/15/31 (e)		590	532,978
Series 2002-B, Class M1, 7.62%, 6/15/32 (e)		4,604	3,813,705
OCP CLO Ltd.:
Series 2014-5A, Class A1, (3 mo. LIBOR US + 1.000%), 2.31%, 4/26/26 (a)(b)		330	330,024
Series 2014-5A, Class A2, (3 mo. LIBOR US + 1.720%), 3.03%, 4/26/26 (a)(b)		610	610,000
Series 2015-8A, Class A1, (3 mo. LIBOR US + 1.530%), 2.83%, 4/17/27 (a)(b)		5,530	5,529,866
Series 2016-12A, Class A1, (3 mo. LIBOR US + 1.570%), 2.87%, 10/18/28 (a)(b)		1,350	1,363,407
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.260%), 2.56%, 7/15/30 (a)(b)		9,170	9,174,221
OCP Euro DAC, Series 2017-1X, Class E, (3 mo. EURIBOR + 5.350%), 5.35%, 6/18/30 (a)	EUR	200	233,781
Octagon Investment Partners 24 Ltd.:
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.900%), 2.25%, 5/21/27 (a)(b)	USD	13,710	13,730,702
Series 2015-1A, Class A2AR, (3 mo. LIBOR US + 1.350%), 2.70%, 5/21/27 (a)(b)		9,100	9,100,000
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.100%), 2.40%, 4/15/26 (a)(b)		3,100	3,107,329
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, (3 mo. LIBOR US + 1.120%), 2.42%, 7/17/25 (a)(b)		5,945	5,948,054
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.680%), 2.99%, 10/25/25 (a)(b)		7,240	7,252,900
OFSI Fund VI Ltd., Series 2014-6A, Class A2, (3 mo. LIBOR US + 1.900%), 3.20%, 3/20/25 (a)(b)		10,508	10,516,949
OHA Loan Funding LLC, Series 2014-1A, Class A1R, (3 mo. LIBOR US + 1.150%), 2.46%, 10/20/26 (a)(b)		2,844	2,850,082
OHA Loan Funding Ltd., Series 2013-2A, Class A, (3 mo. LIBOR US + 1.270%), 2.58%, 8/23/24 (a)(b)		5,315	5,315,754
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (b)		1	1,059
Series 2014-1A, Class B, 3.24%, 6/18/24 (b)		2,820	2,821,799
Series 2014-2A, Class B, 3.02%, 9/18/24 (b)		2,805	2,811,878
Series 2014-2A, Class D, 5.31%, 9/18/24 (b)		1,885	1,900,288

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	55

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2015-1A, Class C, 5.12%, 3/18/26 (b)	USD	1,536	$1,567,340
Series 2015-2A, Class C, 4.32%, 7/18/25 (b)		4,830	4,831,245
Series 2016-2A, Class A, 4.10%, 3/20/28 (b)		3,248	3,304,411
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, (1 mo. LIBOR US + 0.640%), 1.88%, 7/25/33 (a)		1,068	1,036,210
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, (1 mo. LIBOR US + 0.210%), 1.45%, 3/25/37 (a)		2,360	1,636,749
Series 2007-FXD2, Class 1A1, 5.82%, 3/25/37 (c)		15,055	14,799,503
Origen Manufactured Housing Contract Trust:
Series 2001-A, Class M1, 7.82%, 3/15/32 (e)		1,576	1,553,401
Series 2007-B, Class A1, (1 mo. LIBOR US + 1.200%), 2.43%, 10/15/37 (a)(b)(d)		3,489	3,314,279
Ownit Mortgage Loan Trust Series, Series 2006-2, Class A2C, 6.00%, 1/25/37 (c)		1,990	1,849,758
OZLM Funding II Ltd., Series 2012-2A, Class A1R, (3 mo. LIBOR US + 1.440%), 2.75%, 10/30/27 (a)(b)		19,348	19,401,859
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.250%), 2.56%, 10/22/30 (a)(b)(d)		13,035	13,035,000
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.700%), 3.01%, 10/22/30 (a)(b)(d)		2,120	2,120,000
OZLM Funding V Ltd., Series 2013-5A, Class BR, (3 mo. LIBOR US + 2.350%), 3.65%, 1/17/26 (a)(b)		3,720	3,729,319
OZLM IX Ltd., Series 2014-9A, Class CR, (3 mo. LIBOR US + 3.550%), 4.86%, 1/20/27 (a)(b)		4,360	4,364,939
OZLM VI Ltd., Series 2014-6A, Class BR, (3 mo. LIBOR US + 2.700%), 4.00%, 4/17/26 (a)(b)		2,360	2,360,968
OZLM VII Ltd.:
Series 2014-7A, Class A1BR, (3 mo. LIBOR US + 1.150%), 2.45%, 7/17/26 (a)(b)		250	250,240
Series 2014-7A, Class B1R, (3 mo. LIBOR US + 2.250%), 3.55%, 7/17/26 (a)(b)		1,400	1,403,146
OZLM VIII Ltd.:
Series 2014-8A, Class A1AR, (3 mo. LIBOR US + 1.130%), 2.43%, 10/17/26 (a)(b)		3,370	3,372,820
Series 2014-8A, Class BR, (3 mo. LIBOR US + 2.250%), 3.55%, 10/17/26 (a)(b)		1,160	1,161,505
OZLM XI Ltd., Series 2015-11A, Class A1R, (3 mo. LIBOR US + 1.250%), 2.56%, 10/30/30 (a)(b)		9,443	9,448,268
OZLM XII Ltd., Series 2015-12A, Class A1, (3 mo. LIBOR US + 1.450%), 2.76%, 4/30/27 (a)(b)		570	573,742
OZLM XV Ltd.:
Series 2016-15A, Class A1, (3 mo. LIBOR US + 1.490%), 2.80%, 1/20/29 (a)(b)		4,740	4,802,832
Series 2016-15A, Class A2A, (3 mo. LIBOR US + 2.100%), 3.41%, 1/20/29 (a)(b)		1,940	1,946,380
OZLME BV, Series 1X, Class E, (3 mo. EURIBOR + 6.450%), 6.45%, 1/18/30 (a)	EUR	475	574,439

Asset-Backed Securities		Par (000)	Value
OZLME II DAC, Series 2X, Class E, (3 mo. EURIBOR + 4.900%), 4.90%, 10/15/30 (a)	EUR	422	$481,552
Palmer Square CLO Ltd.:
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.500%), 2.82%, 5/15/25 (a)(b)	USD	5,311	5,311,003
Series 2013-2A, Class A1AR, (3 mo. LIBOR US + 1.220%), 2.52%, 10/17/27 (a)(b)		2,280	2,298,545
Series 2013-2A, Class BR, (3 mo. LIBOR US + 2.250%), 3.55%, 10/17/27 (a)(b)		890	892,288
Palmer Square Loan Funding Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 0.740%), 2.06%, 10/15/25 (a)(b)		12,010	12,011,185
Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.300%), 2.62%, 10/15/25 (a)(b)		6,400	6,399,910
Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, 4.25%, 1/25/22 (b)(c)(d)		632	632,393
Pretium Mortgage Credit Partners I LLC:
Series 2016-NPL6, Class A1, 3.50%, 10/27/31 (b)(c)		3,402	3,417,884
Series 2017-NPL2, Class A1, 3.25%, 3/28/57 (b)(c)		13,167	13,171,250
Series 2017-NPL3, Class A1, 3.25%, 6/29/32 (b)(c)		10,510	10,497,189
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (b)		1,725	1,731,873
Series 2015-SFR3, Class F, 6.64%, 11/12/32 (b)		500	523,309
Series 2016-SFR1, Class A, (1 mo. LIBOR US + 1.500%), 2.73%, 9/17/33 (a)(b)		4,315	4,380,238
Series 2016-SFR1, Class E, (1 mo. LIBOR US + 3.850%), 5.08%, 9/17/33 (a)(b)		2,940	3,039,129
Series 2016-SFR2, Class E, (1 mo. LIBOR US + 3.550%), 4.78%, 1/17/34 (a)(b)		1,590	1,640,280
Series 2017-SFR1, Class A, 2.77%, 8/17/34 (b)		2,648	2,649,007
Series 2017-SFR1, Class D, 3.57%, 8/17/22 (b)		330	331,617
Series 2017-SFR1, Class E, 4.26%, 8/17/22 (b)		500	499,786
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (3 mo. LIBOR US + 1.210%), 2.51%, 10/15/30 (a)(b)(d)		830	830,000
Race Point X CLO Ltd., Series 2016-10A, Class A, (3 mo. LIBOR US + 1.600%), 2.91%, 7/25/28 (a)(b)		5,550	5,602,956
RAMP Trust, Series 2006-RS6, Class A4, (1 mo. LIBOR US + 0.270%), 1.51%, 11/25/36 (a)		6,883	5,738,573
RASC Trust, Series 2003-KS5, Class AIIB, (1 mo. LIBOR US + 0.580%), 1.82%, 7/25/33 (a)		376	355,921
RCO Mortgage LLC, Series 2015-NQM1, Class A, (1 mo. LIBOR US + 3.500%), 4.74%, 11/25/45 (a)(b)		286	286,358
Rockford Tower CLO Ltd.:
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.370%), 2.74%, 4/15/29 (a)(b)		9,130	9,133,883
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.800%), 3.17%, 4/15/29 (a)(b)		3,870	3,873,950
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.750%), 2.99%, 10/15/29 (a)(b)(d)		2,600	2,599,740
SACO I Trust, Series 2006-9, Class A1, (1 mo. LIBOR US + 0.300%), 1.54%, 8/25/36 (a)		764	1,251,020

See Notes to Consolidated Financial Statements.

56	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR US + 0.290%), 1.53%, 1/25/47 (a)	USD	1,814	$1,088,565
Securitized Asset-Backed Receivables LLC Trust, Series 2006-WM4, Class A1, (1 mo. LIBOR US + 0.190%), 1.43%, 11/25/36 (a)(b)		3,929	2,427,879
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, (1 mo. LIBOR US + 0.350%), 1.59%, 4/25/37 (a)(b)		1,253	1,196,696
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1 mo. LIBOR US + 0.160%), 1.40%, 7/25/36 (a)		1,035	386,493
Shackleton CLO Ltd., Series 2014-5A, Class AR, (3 mo. LIBOR US + 1.140%), 2.45%, 5/07/26 (a)(b)		14,446	14,452,135
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.240%), 2.80%, 7/20/30 (a)(b)		3,920	3,954,471
SLC Private Student Loan Trust, Series 2006-A, Class C, (3 mo. LIBOR US + 0.450%), 1.75%, 7/15/36 (a)		2,010	1,836,864
SLM Private Credit Student Loan Trust:
Series 2004-A, Class A3, (3 mo. LIBOR US + 0.400%), 1.72%, 6/15/33 (a)		3,312	3,238,053
Series 2004-B, Class A3, (3 mo. LIBOR US + 0.330%), 1.65%, 3/15/24 (a)		16,229	16,168,898
Series 2006-B, Class A5, (3 mo. LIBOR US + 0.270%), 1.59%, 12/15/39 (a)		775	743,186
SLM Private Education Loan Trust:
Series 2013-A, Class B, 2.50%, 3/15/47 (b)		620	617,253
Series 2013-B, Class B, 3.00%, 5/16/44 (b)		2,095	2,107,395
Series 2013-C, Class A2B, (1 mo. LIBOR US + 1.400%), 2.63%, 10/15/31 (a)(b)		372	376,125
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40 (b)		3,830	3,790,268
Sound Point CLO II Ltd., Series 2013-1A, Class A1L, (3 mo. LIBOR US + 1.200%), 2.51%, 4/26/25 (a)(b)		423	423,493
Sound Point CLO IV Ltd., Series 2013-3A, Class CR, (3 mo. LIBOR US + 2.250%), 3.56%, 1/21/26 (a)(b)		1,480	1,483,710
Sound Point CLO V Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.400%), 3.70%, 4/18/26 (a)(b)		937	937,835
Sound Point CLO VII Ltd., Series 2014-3A, Class AR, (3 mo. LIBOR US + 1.300%), 2.61%, 1/23/27 (a)(b)		6,225	6,256,924
Sound Point CLO VIII Ltd., Series 2015-1A, Class B, (3 mo. LIBOR US + 2.050%), 3.35%, 4/15/27 (a)(b)		4,540	4,541,043
Sound Point CLO XI Ltd., Series 2016-1A, Class A, (3 mo. LIBOR US + 1.650%), 2.96%, 7/20/28 (a)(b)		5,730	5,796,349
Sound Point CLO XII Ltd., Series 2016-2A, Class A, (3 mo. LIBOR US + 1.660%), 2.97%, 10/20/28 (a)(b)		3,010	3,041,620
Sound Point CLO XIV Ltd.:
Series 2016-3A, Class A, (3 mo. LIBOR US + 1.530%), 2.84%, 1/23/29 (a)(b)		7,330	7,367,085
Series 2016-3A, Class C, (3 mo. LIBOR US + 2.650%), 3.96%, 1/23/29 (a)(b)		1,000	1,003,693
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.390%), 2.70%, 1/23/29 (a)(b)		1,240	1,248,827
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.795%), 2.03%, 1/25/35 (a)		146	137,985

Asset-Backed Securities		Par (000)	Value
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (b)	USD	10,809	$10,882,691
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (b)		3,952	3,980,159
St. Paul’s CLO VI DAC, Series 6X, Class D, (3 mo. EURIBOR + 6.500%), 6.50%, 7/22/29 (a)	EUR	680	824,987
Stanwich Mortgage Loan Co. LLC:
Series 2016-NPL2, Class NOTE, 3.72%, 8/16/46 (b)(c)(d)	USD	3,953	3,963,152
Series 2017-NPB1, Class A1, 3.60%, 5/17/22 (b)(c)(d)		17,386	17,429,205
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 1/25/31 (b)		488	479,997
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (1 mo. LIBOR US + 0.300%), 1.54%, 1/25/35 (a)		811	790,489
Symphony CLO VIII LP, Series 2012-8A, Class CR, (3 mo. LIBOR US + 3.050%), 4.35%, 1/09/23 (a)(b)		750	750,602
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.030%), 2.33%, 10/15/25 (a)(b)		3,000	2,997,972
THL Credit Wind River CLO Ltd.:
Series 2013-2A, Class A2A, (3 mo. LIBOR US + 1.440%), 2.74%, 1/18/26 (a)(b)		900	899,997
Series 2013-2A, Class B1, (3 mo. LIBOR US + 1.850%), 3.15%, 1/18/26 (a)(b)		1,490	1,489,994
Series 2014-2A, Class A2, (3 mo. LIBOR US + 1.450%), 2.75%, 7/15/26 (a)(b)		5,080	5,082,529
TIAA CLO II Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.280%), 2.49%, 4/20/29 (a)(b)		2,340	2,346,336
TICP CLO I Ltd., Series 2015-1A, Class A, (3 mo. LIBOR US + 1.500%), 2.81%, 7/20/27 (a)(b)		1,000	999,687
TICP CLO III Ltd., Series 2014-3A, Class AR, (3 mo. LIBOR US + 1.180%), 2.49%, 1/20/27 (a)(b)		4,474	4,475,236
Treman Park CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.370%), 2.68%, 4/20/27 (a)(b)		2,000	2,015,414
Tricon American Homes Trust, Series 2015-SFR1, Class A, (1 mo. LIBOR US + 1.250%), 2.57%, 5/17/32 (a)(b)		1,007	1,013,221
U.S. Residential Opportunity Fund II Trust:
Series 2016-1II, Class A, 3.47%, 7/27/36 (b)(c)		1,130	1,124,507
Series 2016-2II, Class A, 3.47%, 8/27/36 (b)(c)		4,589	4,572,798
Series 2016-3II, Class A, 3.60%, 10/27/36 (b)(c)		1,656	1,661,579
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36 (b)(c)		6,336	6,340,634
Series 2016-2III, Class A, 3.47%, 8/27/36 (b)(c)		11,510	11,470,118
Series 2016-3III, Class A, 3.60%, 10/27/36 (b)(c)		8,099	8,067,015
U.S. Residential Opportunity Fund IV Trust:
Series 2016-1IV, Class A, 3.47%, 7/27/36 (b)(c)		10,883	10,909,508
Series 2016-2IV, Class A, 3.47%, 8/27/36 (b)(c)		6,614	6,590,577
Series 2016-3IV, Class A, 3.60%, 10/27/36 (b)(c)		3,917	3,929,901

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	57

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Velocity Commercial Capital Loan Trust:
Series 2017-1, Class AFL, (1 mo. LIBOR US + 1.250%), 2.49%, 5/25/47 (a)(b)	USD	4,222	$4,254,396
Series 2017-1, Class M1, 3.55%, 5/25/47 (b)(e)		420	426,326
Series 2017-1, Class M2, 4.45%, 5/25/47 (b)(e)		410	409,814
Series 2017-1, Class M3, 5.35%, 5/25/47 (b)(e)		410	416,312
Venture XIX CLO Ltd.:
Series 2014-19A, Class AR, (3 mo. LIBOR US + 1.370%), 2.67%, 1/15/27 (a)(b)		1,020	1,019,328
Series 2014-19A, Class BR, (3 mo. LIBOR US + 2.000%), 3.30%, 1/15/27 (a)(b)		1,800	1,813,207
Venture XVII CLO Ltd., Series 2014-17A, Class B2R, (3 mo. LIBOR US + 1.600%), 2.90%, 7/15/26 (a)(b)		1,970	1,971,320
Venture XVIII CLO Ltd., Series 2014-18A, Class A, (3 mo. LIBOR US + 1.450%), 2.75%, 10/15/26 (a)(b)		9,820	9,820,430
Venture XXI CLO Ltd., Series 2015-21A, Class A, (3 mo. LIBOR US + 1.490%), 2.79%, 7/15/27 (a)(b)		2,630	2,633,291
Vibrant CLO III Ltd.:
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.480%), 2.79%, 4/20/26 (a)(b)		1,390	1,394,124
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 2.050%), 3.36%, 4/20/26 (a)(b)		710	710,870
Vibrant CLO V Ltd., Series 2016-5A, Class A, (3 mo. LIBOR US + 1.550%), 2.86%, 1/20/29 (a)(b)		2,480	2,489,810
VOLT LIX LLC, Series 2017-NPL6, Class A1, 3.25%, 5/25/47 (b)(c)		10,514	10,542,309
VOLT LX LLC, Series 2017-NPL7, Class A1, 3.25%, 4/25/59 (b)(c)		15,069	15,126,557
VOLT LXI LLC, Series 2017-NPL8, Class A1, 3.13%, 6/25/47 (b)(c)		4,959	4,971,795
Voya CLO Ltd.:
Series 2013-3A, Class A1R, (3 mo. LIBOR US + 1.050%), 2.35%, 1/18/26 (a)(b)		7,925	7,934,521
Series 2013-3A, Class A2R, (3 mo. LIBOR US + 1.500%), 2.80%, 1/18/26 (a)(b)		3,145	3,144,970
Series 2014-3A, Class A1, (3 mo. LIBOR US + 1.420%), 2.73%, 7/25/26 (a)(b)		2,480	2,483,086
Series 2014-4A, Class A1R, (3 mo. LIBOR US + 0.950%), 2.25%, 10/14/26 (a)(b)		4,740	4,740,155
Series 2014-4A, Class BR, (3 mo. LIBOR US + 2.000%), 3.30%, 10/14/26 (a)(b)		1,360	1,362,801
Voya Investment Management CLO Ltd., Series 2013-2A, Class A1, (3 mo. LIBOR US + 1.150%), 2.46%, 4/25/25 (a)(b)		1,662	1,669,041
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (1 mo. LIBOR US + 0.130%), 1.37%, 7/25/37 (a)(b)		2,472	2,317,979
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.180%), 1.42%, 9/25/36 (a)		5,750	2,910,645
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.155%), 1.39%, 10/25/36 (a)		2,445	2,005,299
Series 2007-HE2, Class 2A2, (1 mo. LIBOR US + 0.220%), 1.46%, 2/25/37 (a)		5,914	2,632,147
Wellfleet CLO Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.320%), 2.43%, 4/20/29 (a)(b)		2,160	2,160,831

Asset-Backed Securities		Par (000)	Value
West CLO Ltd., Series 2013-1A, Class A1AR, (3 mo. LIBOR US + 1.160%), 2.47%, 11/07/25 (a)(b)	USD	10,930	$10,933,231
World Financial Network Credit Card Master Trust:
Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,037,799
Series 2012-C, Class C, 4.55%, 8/15/22		5,030	5,134,842
Series 2012-D, Class B, 3.34%, 4/17/23		3,551	3,601,987
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (b)(c)(d)		1,000	1,000,190
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.400%), 1.64%, 6/25/37 (a)(b)		2,767	1,246,074
York CLO 1 Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.350%), 3.66%, 1/22/27 (a)(b)		500	497,907
York CLO-3 Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.750%), 3.06%, 10/20/29 (a)(b)		2,480	2,481,397
Total Asset-Backed Securities — 12.8%			1,481,616,003

Common Stocks		Shares
Airlines — 0.1%
Delta Air Lines, Inc. (h)		173,089	8,346,352
Banks — 0.3%
Bank of America Corp.		615,926	15,607,565
Citigroup, Inc.		73,968	5,380,432
JPMorgan Chase & Co.		91,105	8,701,439

			29,689,436
Capital Markets — 0.1%
Goldman Sachs Group, Inc.		11,895	2,821,375
Morgan Stanley		76,110	3,666,219

			6,487,594
Diversified Financial Services — 0.0%
Concrete Investment I SCA (d)(f)(g)		11,296	293,715
Concrete Investment I SCA (d)(f)		11,296	—
Concrete Investment II SCA (d)(f)(g)		12,471	—

			293,715
Diversified Telecommunication Services — 0.0%
Telecom Italia SpA (f)		786,112	737,397
Energy Equipment & Services — 0.0%
Vantage Drilling, Co. (f)		311,000	4,043
Food Products — 0.0%
General Mills, Inc.		50,320	2,604,563
Kellogg Co.		17,720	1,105,196

			3,709,759
Health Care Providers & Services — 0.1%
UnitedHealth Group, Inc.		29,329	5,744,085
Internet & Direct Marketing Retail — 0.0%
JD.com, Inc. — ADR (f)(h)		82,084	3,135,609
Metals & Mining — 0.0%
Freeport-McMoRan, Inc. (f)		60,000	842,400
Northern Graphite Corp. (f)		99,612	21,156

			863,556
Oil, Gas & Consumable Fuels — 0.0%
Matador Resources Co. (f)(i)		127,594	3,464,177

See Notes to Consolidated Financial Statements.

58	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Common Stocks		Shares	Value
Real Estate Management & Development — 0.0%
Aroundtown SA		300,016	$2,145,251
Semiconductors & Semiconductor Equipment — 0.0%
NVIDIA Corp.		6,110	1,092,285
Total Common Stocks — 0.6%			65,713,259

Corporate Bonds		Par (000)
Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (b)	USD	1,372	1,388,910
4.75%, 10/07/44 (b)		259	282,132
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (b)		1,000	1,030,300
Lockheed Martin Corp.:
3.55%, 1/15/26		1,596	1,647,304
3.60%, 3/01/35		4,194	4,133,922
4.50%, 5/15/36		632	690,902
4.07%, 12/15/42		2,100	2,134,709
4.09%, 9/15/52 (b)		2,073	2,072,980
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (b)		1,254	1,332,375
7.38%, 7/15/39 (b)		150	183,375
6.25%, 1/15/40 (b)		1,220	1,378,600
Northrop Grumman Corp., 3.85%, 4/15/45		2,310	2,248,791
United Technologies Corp.:
1.78%, 5/04/18 (c)		8,656	8,660,130
4.15%, 5/15/45		2,411	2,482,437
4.05%, 5/04/47		7,250	7,348,842

			37,015,709
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		2,970	3,335,191
3.90%, 2/01/35		5,324	5,396,585
4.10%, 2/01/45		2,759	2,725,255
4.75%, 11/15/45		2,983	3,248,666
4.55%, 4/01/46		3,298	3,512,617
4.40%, 1/15/47		4,784	4,973,096

			23,191,410
Airlines — 0.3%
American Airlines Group, Inc., 4.63%, 3/01/20 (b)		3,144	3,234,390
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		8,163	8,224,571
ANA Holdings, Inc.:
0.00%, 9/16/22 (j)(k)	JPY	10,000	92,468
0.00%, 9/19/24 (j)(k)		10,000	92,424
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 5/10/20	USD	1,017	1,042,425
Delta Air Lines, Inc., 2.88%, 3/13/20		23,797	24,064,611
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (b)		1,760	1,706,751
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		431	448,393
Virgin Australia Holdings Ltd., 7.88%, 10/15/21		608	633,080

			39,539,113

Corporate Bonds		Par (000)	Value
Auto Components — 0.1%
Delphi Automotive PLC:
4.25%, 1/15/26	USD	4,053	$4,314,681
4.40%, 10/01/46		3,304	3,349,905
ZF North America Capital, Inc., 2.75%, 4/27/23	EUR	2,000	2,548,162

			10,212,748
Automobiles — 0.0%
Volkswagen Leasing GmbH, 1.13%, 4/04/24		2,075	2,429,499
Banks — 7.9%
Asian Development Bank, 5.90%, 12/20/22	INR	224,060	3,419,371
Banco Espirito Santo SA:
2.63%, 5/08/17 (f)(l)	EUR	400	142,418
4.75%, 1/15/18 (f)(l)		2,200	783,300
4.00%, 1/21/19 (f)(l)		6,300	2,243,086
Banco Inbursa SA Institucion de Banca Multiple, 4.38%, 4/11/27 (b)	USD	1,405	1,410,269
Bank of America Corp.:
2.25%, 4/21/20		7,485	7,501,676
(3 mo. LIBOR US + 0.660%), 2.37%, 7/21/21 (m)		27,085	27,087,009
(3 mo. LIBOR US + 0.630%), 2.33%, 10/01/21 (m)		47,810	47,710,110
3.30%, 1/11/23		7,777	7,967,160
3.88%, 8/01/25		13,368	14,003,195
3.50%, 4/19/26		10,681	10,859,100
3.25%, 10/21/27		4,930	4,831,220
4.18%, 11/25/27		13,350	13,836,956
(3 mo. LIBOR US + 1.370%), 3.59%, 7/21/28 (m)		16,560	16,720,766
4.88%, 4/01/44		901	1,028,390
(3 mo. LIBOR US + 1.990%), 4.44%, 1/20/48 (m)		11,600	12,561,249
Bankia SA, (5 yr. Euro Swap + 3.166%), 4.00%, 5/22/24 (m)	EUR	1,600	1,969,352
Barclays PLC:
(5 yr. Euro Swap + 2.450%), 2.63%, 11/11/25 (m)		420	513,582
4.84%, 5/09/28	USD	10,430	10,804,757
4.95%, 1/10/47		7,178	7,844,566
BB&T Corp., 2.45%, 1/15/20		4,200	4,244,603
BNP Paribas SA:
2.95%, 5/23/22 (b)		15,300	15,434,577
3.80%, 1/10/24 (b)		5,362	5,574,064
BPCE SA, 3.00%, 5/22/22 (b)		9,005	9,054,744
Branch Banking & Trust Co., 2.30%, 10/15/18		1,855	1,865,275
Chong Hing Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.030%), 3.88%, 7/26/27 (m)		670	670,693
Citigroup, Inc.:
1.80%, 2/05/18		6,961	6,961,039
2.50%, 7/29/19		10,612	10,700,859
2.90%, 12/08/21		59,540	60,273,548
3.50%, 5/15/23		4,389	4,471,261
3.88%, 3/26/25		4,740	4,849,893
(3 mo. LIBOR US + 1.563%), 3.89%, 1/10/28 (m)		3,255	3,341,554
(3 mo. LIBOR US + 1.390%), 3.67%, 7/24/28 (m)		17,145	17,312,913
4.13%, 7/25/28		16,343	16,815,963
4.75%, 5/18/46		12,750	13,879,431

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	59

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Banks (continued)
Citizens Bank N.A.:
2.30%, 12/03/18	USD	2,754	$2,764,312
2.25%, 3/02/20		14,776	14,795,545
2.65%, 5/26/22		15,070	15,073,577
Commonwealth Bank of Australia, 3.90%, 7/12/47		700	703,360
Credit Agricole SA, 3.25%, 10/04/24 (b)		14,160	14,168,047
Dah Sing Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.550%), 4.25%, 11/30/26 (m)		350	358,952
Fifth Third Bank, 2.25%, 6/14/21		7,204	7,204,160
HSBC Holdings PLC:
2.65%, 1/05/22		26,189	26,285,258
(3 mo. LIBOR US + 1.546%), 4.04%, 3/13/28 (m)		8,877	9,268,278
ING Groep NV:
3.95%, 3/29/27		7,837	8,166,394
(5 yr. Euro Swap + 1.250%), 1.63%, 9/26/29 (m)	EUR	900	1,055,330
Intesa Sanpaolo SpA:
3.13%, 7/14/22 (b)	USD	13,725	13,758,873
5.02%, 6/26/24 (b)		28,231	28,699,723
Inversiones Atlantida SA, 8.25%, 7/28/22 (b)		829	850,761
JPMorgan Chase & Co.:
2.20%, 10/22/19		3,691	3,713,013
2.75%, 6/23/20		3,909	3,982,753
2.55%, 10/29/20		7,880	7,969,234
2.97%, 1/15/23		32,480	32,984,414
3.90%, 7/15/25		4,236	4,459,954
(3 mo. LIBOR US + 1.337%), 3.78%, 2/01/28 (m)		18,800	19,346,593
(3 mo. LIBOR US + 1.380%), 3.54%, 5/01/28 (m)		6,390	6,448,222
(3 mo. LIBOR US + 1.360%), 3.88%, 7/24/38 (m)		36,050	36,343,041
Lloyds Banking Group PLC:
3.75%, 1/11/27		5,024	5,111,613
1.50%, 9/12/27	EUR	3,125	3,643,530
Mitsubishi UFJ Financial Group, Inc., 3.00%, 2/22/22	USD	12,326	12,495,613
Mizuho Financial Group, Inc.:
2.95%, 2/28/22		36,366	36,658,424
3.17%, 9/11/27		1,000	978,698
Royal Bank of Scotland Group PLC:
(3 mo. LIBOR US + 1.470%), 2.79%, 5/15/23 (a)		16,090	16,212,767
(3 mo. LIBOR US + 1.480%), 3.50%, 5/15/23 (m)		13,525	13,608,030
3.88%, 9/12/23		19,834	20,295,799
Santander Holdings USA, Inc., 3.70%, 3/28/22 (b)		3,310	3,372,365
Santander UK Group Holdings PLC, 2.88%, 8/05/21		14,289	14,353,501
Shinhan Bank Co. Ltd., 3.75%, 9/20/27		1,200	1,174,896
Sumitomo Mitsui Trust Bank Ltd.:
2.05%, 3/06/19 (b)		44,355	44,393,062
1.95%, 9/19/19 (b)		15,285	15,240,394
U.S. Bancorp:
2.95%, 7/15/22		7,244	7,413,658
3.15%, 4/27/27		3,630	3,651,184
UniCredit SpA:
6.95%, 10/31/22	EUR	100	144,456
(5 yr. Euro Swap + 4.100%), 5.75%, 10/28/25 (m)		1,410	1,847,905
(USD Swap Rate 11:00 am NY 1 + 3.703%), 5.86%, 6/19/32 (b)(m)	USD	24,492	25,666,318
Washington Mutual Escrow Bonds:
0.00% (d)(f)(l)(p)		2,570	—

Corporate Bonds		Par (000)	Value
Banks (continued)
0.00% (d)(f)(l)(p)	USD	11,911	$1
0.00% (d)(f)(l)(p)		3,115	—
0.00% (d)(f)(l)(p)		13,308	1
Wells Fargo & Co.:
2.60%, 7/22/20		4,233	4,292,416
2.55%, 12/07/20		3,376	3,414,845
2.10%, 7/26/21		3,400	3,371,292
2.63%, 7/22/22		24,125	24,165,359
(3 mo. LIBOR US + 1.310%), 3.58%, 5/22/28 (m)		20,645	20,895,744
Woori Bank, 4.75%, 4/30/24		1,800	1,871,856
Yamaguchi Financial Group, Inc., (3 mo. LIBOR US - 0.500%), 0.83%, 3/26/20 (a)(j)		1,000	1,045,750

			912,407,220
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		11,072	11,251,816
3.30%, 2/01/23		6,425	6,661,275
4.70%, 2/01/36		2,580	2,844,535
Anheuser-Busch InBev SA/NV, 2.00%, 3/17/28	EUR	1,400	1,759,011
Central American Bottling Corp., 5.75%, 1/31/27 (b)	USD	468	494,910
China Huiyuan Juice Group Ltd., 6.50%, 8/16/20		400	398,234
Coca-Cola Icecek AS, 4.22%, 9/19/24 (b)		1,270	1,285,213
Heineken NV, 1.50%, 10/03/29	EUR	1,500	1,755,667

			26,450,661
Biotechnology — 0.7%
AbbVie, Inc.:
2.50%, 5/14/20	USD	6,302	6,377,512
2.90%, 11/06/22		5,173	5,245,989
4.50%, 5/14/35		33,860	36,436,906
Amgen, Inc.:
2.13%, 5/01/20		4,058	4,063,587
4.40%, 5/01/45		6,271	6,639,019
Gilead Sciences, Inc.:
2.35%, 2/01/20		1,209	1,222,410
2.50%, 9/01/23		3,486	3,450,853
4.60%, 9/01/35		1,057	1,166,995
4.00%, 9/01/36		16,200	16,687,201
4.50%, 2/01/45		2,446	2,628,192
4.15%, 3/01/47		2,451	2,510,869

			86,429,533
Building Products — 0.1%
CRH America Finance, Inc., 3.40%, 5/09/27 (b)		5,790	5,816,313
Johnson Controls International PLC, 5.13%, 9/14/45		5,000	5,702,092
LIXIL Group Corp., 0.00%, 3/04/20 (j)(k)	JPY	80,000	731,393

			12,249,798
Capital Markets — 2.0%
Bagan Capital Ltd., 0.00%, 9/23/21 (j)(k)	USD	1,800	1,930,500
CCTI 2017 Ltd., 3.63%, 8/08/22		1,675	1,667,581
Credit Suisse AG, 3.00%, 10/29/21		2,841	2,916,855
Credit Suisse Group AG, 4.28%, 1/09/28 (b)		2,313	2,409,259
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 3/26/20		7,681	7,760,958
4.88%, 5/15/45		2,635	2,944,793
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		10,208	10,296,101
2.00%, 4/25/19		2,308	2,307,645
2.60%, 4/23/20		5,099	5,144,967

See Notes to Consolidated Financial Statements.

60	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
2.75%, 9/15/20	USD	2,492	$2,524,199
2.63%, 4/25/21		4,993	5,020,471
2.35%, 11/15/21		14,988	14,859,796
Haitong International Securities Group Ltd., 0.00%, 10/25/21 (j)(k)	HKD	12,000	1,589,943
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (d)(f)	USD	7,360	1
Modernland Overseas Pte Ltd., 6.95%, 4/13/24		500	504,422
Moody’s Corp., 2.75%, 12/15/21		6,246	6,295,034
Morgan Stanley:
2.80%, 6/16/20		8,614	8,757,679
2.63%, 11/17/21		35,559	35,685,686
2.75%, 5/19/22		45,310	45,560,716
3.75%, 2/25/23		5,956	6,219,245
3.70%, 10/23/24		6,314	6,541,138
(3 mo. LIBOR US + 1.340%), 3.59%, 7/22/28 (m)		18,690	18,759,637
(3 mo. LIBOR US + 1.455%), 3.97%, 7/22/38 (m)		7,355	7,396,985
Northern Trust Corp., (3 mo. LIBOR US + 1.131%), 3.38%, 5/08/32 (m)		5,200	5,201,909
SBI Holdings, Inc., 0.00%, 9/14/22 (j)(k)	JPY	140,000	1,372,317
State Street Corp., 2.65%, 5/19/26	USD	3,056	2,981,134
UBS Group Funding Switzerland AG:
4.13%, 9/24/25 (b)		2,534	2,665,536
4.25%, 3/23/28 (b)		16,171	16,963,479

			226,277,986
Chemicals — 0.2%
Agrium, Inc., 4.13%, 3/15/35 (n)		2,135	2,169,065
Cydsa SAB de CV, 6.25%, 10/04/27		1,904	1,869,404
Dow Chemical Co.:
4.38%, 11/15/42		1,370	1,393,248
4.63%, 10/01/44		2,072	2,196,637
E.I. du Pont de Nemours & Co., 2.20%, 5/01/20		2,765	2,782,795
Eastman Chemical Co., 4.80%, 9/01/42		2,205	2,342,280
Incitec Pivot Finance LLC, 3.95%, 8/03/27		371	373,004
Kansai Paint Co. Ltd.:
0.00%, 6/17/19 (j)(k)	JPY	90,000	906,798
0.00%, 6/17/22 (j)(k)		80,000	770,495
Mexichem SAB de CV:
4.00%, 10/04/27 (b)	USD	1,380	1,377,792
5.50%, 1/15/48 (b)		1,440	1,420,560
Mitsubishi Chemical Holdings Corp.:
0.00%, 3/30/22 (j)(k)	JPY	150,000	1,436,347
0.00%, 3/29/24 (j)(k)		40,000	391,380
Monsanto Co., 3.60%, 7/15/42	USD	2,845	2,531,979
Rock International Investment, Inc., 6.63%, 3/27/20		1,125	1,080,000
Sherwin-Williams Co.:
4.00%, 12/15/42		971	923,094
4.50%, 6/01/47		2,050	2,151,365
Toray Industries, Inc., 0.00%, 8/30/19 (j)(k)	JPY	50,000	554,877

			26,671,120
Commercial Services & Supplies — 0.4%
Aviation Capital Group Corp., 2.88%, 9/17/18 (b)	USD	6,335	6,388,971
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (o)	EUR	295	350,129
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 7/20/23 (b)	USD	102	108,273
Pitney Bowes, Inc., 3.88%, 5/15/22		23,238	22,864,013
RAG-Stiftung, 0.00%, 12/31/18 (j)(k)	EUR	1,200	1,450,467

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
Waste Management, Inc., 3.90%, 3/01/35	USD	10,726	$11,096,703

			42,258,556
Communications Equipment — 0.0%
Harris Corp., 2.70%, 4/27/20		1,299	1,312,636
Juniper Networks, Inc., 3.30%, 6/15/20		2,728	2,796,688

			4,109,324
Construction & Engineering — 0.0%
China City Construction International Co. Ltd., 5.35%, 7/03/17 (f)(l)	CNH	349	35,595
China Singyes Solar Technologies Holdings Ltd., 7.95%, 2/15/19	USD	550	554,931
GS Engineering & Construction Corp., 4.50%, 7/21/21 (j)		600	634,050
Kandenko Co. Ltd., 0.00%, 3/31/21 (j)(k)	JPY	30,000	307,598
Shimizu Corp., 0.00%, 10/16/20 (j)(k)		50,000	498,334

			2,030,508
Construction Materials — 0.1%
Buzzi Unicem SpA, 2.13%, 4/28/23	EUR	1,000	1,249,040
Cemex Finance LLC, 9.38%, 10/12/22 (b)	USD	697	730,107
LafargeHolcim Finance U.S. LLC, 4.75%, 9/22/46 (b)		6,995	7,270,538

			9,249,685
Consumer Finance — 0.8%
American Express Credit Corp.:
2.25%, 8/15/19		6,261	6,312,998
3.30%, 5/03/27		2,465	2,489,192
Credivalores-Crediservicios SAS, 9.75%, 7/27/22 (b)		2,824	2,921,428
Discover Financial Services, 4.10%, 2/09/27		3,062	3,111,283
General Motors Financial Co., Inc.:
3.10%, 1/15/19		1,546	1,567,810
3.70%, 11/24/20		4,313	4,465,171
3.20%, 7/06/21		15,382	15,652,379
3.15%, 6/30/22		37,765	38,066,131
4.00%, 1/15/25		6,362	6,488,385
Hyundai Capital Services, Inc., 3.00%, 8/29/22		1,150	1,132,301
Synchrony Financial:
2.60%, 1/15/19		3,356	3,377,494
2.70%, 2/03/20		1,986	1,998,716
4.50%, 7/23/25		4,007	4,179,440

			91,762,728
Containers & Packaging — 0.3%
Ball Corp., 4.38%, 12/15/23	EUR	300	404,172
DS Smith PLC, 1.38%, 7/26/24		2,800	3,310,188
International Paper Co., 4.35%, 8/15/48	USD	13,600	13,678,159
Overseas Chinese Town Asia Holdings Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 7.708%), 4.30% (m)(p)		5,770	5,770,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75%, 10/15/20		6,175	6,283,371

			29,445,890
Diversified Consumer Services — 0.0%
Massachusetts Institute of Technology, 3.96%, 7/01/38		1,385	1,497,927
Wesleyan University, 4.78%, 7/01/16		2,607	2,707,391

			4,205,318

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	61

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Diversified Financial Services — 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.63%, 10/30/20	USD	12,390	$13,185,350
3.50%, 5/26/22		14,561	14,910,029
Annington Finance No. 4 PLC, (3 mo. LIBOR GBP + 0.970%), 1.27%, 1/10/23 (a)(d)	GBP	1	851
AYC Finance Ltd., 0.50%, 5/02/19 (j)	USD	600	657,000
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43 (q)		5,540	6,535,512
Blackstone Holdings Finance Co. LLC, 4.00%, 10/02/47 (b)		6,920	6,678,122
BP Capital Markets PLC, 3.22%, 4/14/24		14,230	14,494,166
Capital Stage Finance BV, (5 yr. Euro Swap + 1.100%), 5.25% (j)(m)(p)	EUR	900	1,111,571
Deutsche Telekom International Finance BV, 3.60%, 1/19/27 (b)	USD	3,640	3,682,700
Enel Finance International NV:
2.88%, 5/25/22 (b)		11,450	11,524,177
3.63%, 5/25/27 (b)		12,950	12,976,325
Energuate Trust, 5.88%, 5/03/27 (b)		747	773,145
Fidelity International Ltd., 2.50%, 11/04/26	EUR	1,600	1,960,404
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	USD	24,060	26,162,789
Glencore Funding LLC, 4.00%, 3/27/27 (b)		12,200	12,273,862
Gohl Capital Ltd., 4.25%, 1/24/27		1,100	1,134,134
HPHT Finance 17 Ltd., 2.75%, 9/11/22		1,015	1,005,710
HT Global IT Solutions Holdings Ltd., 7.00%, 7/14/21		225	238,250
Hyundai Capital America, 2.55%, 4/03/20 (b)		21,316	21,278,722
Jerrold Finco PLC:
6.25%, 9/15/21	GBP	700	980,959
6.13%, 1/15/24		1,100	1,518,297
LHC3 PLC, 4.13% (4.13% Cash or 4.88% PIK), 8/15/24 (o)	EUR	1,508	1,810,527
Minejesa Capital BV, 4.63%, 8/10/30	USD	1,325	1,351,158
Mirvac Group Finance Ltd., 3.63%, 3/18/27		1,020	1,004,102
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		430	430,000
ORIX Corp., 2.90%, 7/18/22		4,455	4,471,910
Prime Bloom Holdings Ltd., 6.95%, 7/05/22		1,320	1,247,400
Radiant Access Ltd., 4.60% (p)		205	201,445
Santos Finance Ltd., 4.13%, 9/14/27		2,200	2,176,737
Shell International Finance BV:
4.13%, 5/11/35		7,018	7,411,095
3.63%, 8/21/42		2,135	2,042,963
SPARC EM SPC Panama Metro Line 2 SP, 0.00%, 12/05/22 (b)(k)		518	472,157
Total Capital International SA, 1.38%, 10/04/29	EUR	1,700	2,019,827
Virgin Media Secured Finance PLC, 6.25%, 3/28/29	GBP	1,434	2,077,683
Volcan Holdings II PLC, 3.88%, 10/10/20 (j)		1,300	1,736,335
Volcan Holdings PLC, 4.13%, 4/11/20 (j)		3,600	5,113,431
Woodside Finance Ltd., 3.65%, 3/05/25 (b)	USD	562	566,013

			187,214,858
Diversified Telecommunication Services — 1.4%
AT&T Inc.:
4.25%, 3/01/27		6,635	6,829,266
3.90%, 8/14/27		8,965	8,982,452
2.35%, 9/04/29	EUR	1,225	1,467,944
3.15%, 9/04/36		1,075	1,280,120
5.25%, 3/01/37	USD	6,954	7,318,231
5.15%, 2/14/50		20,860	20,961,580
Orange SA:
3.38%, 9/16/22	EUR	2,750	3,722,546
1.00%, 5/12/25		600	715,245
Telecom Italia Finance SA, 7.75%, 1/24/33		780	1,396,643

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
Telecom Italia SpA, 1.13%, 3/26/22 (j)	EUR	5,200	$6,158,137
Verizon Communications, Inc.:
(3 mo. LIBOR US + 0.550%), 1.86%, 5/22/20 (a)	USD	76,860	76,965,986
4.13%, 3/16/27		12,210	12,740,079
4.50%, 8/10/33		10,490	10,747,949
4.40%, 11/01/34		2,549	2,550,628
Ziggo Bond Finance BV, 4.63%, 1/15/25	EUR	255	318,908

			162,155,714
Electric Utilities — 0.4%
1MDB Energy Ltd., 5.99%, 5/11/22	USD	2,000	2,180,680
Baltimore Gas & Electric Co., 3.50%, 8/15/46		2,327	2,228,672
Chugoku Electric Power Co., Inc.:
0.00%, 3/23/18 (j)(k)	JPY	20,000	176,494
0.00%, 3/25/20 (j)(k)		10,000	88,025
Emera U.S. Finance LP:
2.15%, 6/15/19	USD	4,838	4,839,942
2.70%, 6/15/21		7,299	7,338,318
Exelon Corp.:
2.85%, 6/15/20		6,160	6,282,459
2.45%, 4/15/21		1,306	1,306,116
4.95%, 6/15/35		1,409	1,560,431
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (b)		2,202	2,461,175
Kyushu Electric Power Co., Inc., 0.00%, 3/31/22 (j)(k)	JPY	30,000	275,605
Pampa Energia SA:
7.38%, 7/21/23 (b)	USD	1,527	1,660,765
7.50%, 1/24/27 (b)		1,398	1,519,388
Southern California Edison Co., 1.25%, 11/01/17		1,306	1,305,585
Tohoku Electric Power Co., Inc.:
0.00%, 12/03/18 (j)(k)	JPY	10,000	88,203
0.00%, 12/03/20 (j)(k)		110,000	977,561
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (b)	USD	6,547	6,845,625

			41,135,044
Electrical Equipment — 0.0%
AE-Rotor Holding BV, 4.97%, 3/28/18		35	34,997
Prysmian SpA, 0.00%, 1/17/22 (j)(k)	EUR	600	773,292
Suzlon Energy Ltd., 5.75%, 7/16/19 (c)(j)	USD	500	510,000

			1,318,289
Electronic Equipment, Instruments & Components — 0.0%
Amphenol Corp., 3.20%, 4/01/24		3,096	3,139,093
Hosiden Corp., 0.00%, 9/20/24 (j)(k)	JPY	30,000	290,269
TPK Holding Co. Ltd., 0.00%, 4/08/20 (j)(k)	USD	1,750	1,793,750

			5,223,112
Energy Equipment & Services — 0.1%
Halliburton Co., 3.80%, 11/15/25		6,000	6,160,854
Hilong Holding Ltd., 7.25%, 6/22/20		200	198,779
Nabors Industries, Inc., 5.50%, 1/15/23		2,547	2,496,060
Schlumberger Holdings Corp., 3.00%, 12/21/20 (b)		5,877	6,018,960

			14,874,653
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.:
3.30%, 2/15/21		2,758	2,826,048
3.45%, 9/15/21		2,787	2,884,117
3.50%, 1/31/23		783	809,969
5.00%, 2/15/24		785	866,063
4.40%, 2/15/26		541	572,132

See Notes to Consolidated Financial Statements.

62	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Cromwell SPV Finance Property Ltd., 2.00%, 2/04/20 (j)	EUR	800	$943,151
Crown Castle International Corp.:
3.40%, 2/15/21	USD	1,628	1,676,123
2.25%, 9/01/21		5,986	5,903,409
3.20%, 9/01/24		11,755	11,699,203
Equinix, Inc., 2.88%, 10/01/25	EUR	1,151	1,366,182
PLA Administradora Industrial S de RL de CV, 5.25%, 11/10/22 (b)		942	991,455
Trust F/1401, 6.95%, 1/30/44	USD	700	772,625
Wereldhave NV, 1.00%, 5/22/19 (j)	EUR	600	711,866

			32,022,343
Food & Staples Retailing — 0.1%
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44	USD	9,857	10,472,550
4.65%, 6/01/46		267	278,840

			10,751,390
Food Products — 0.1%
Arcor SAIC, 6.00%, 7/06/23 (b)		802	858,140
CP Foods Holdings Ltd., 0.50%, 9/22/21 (j)		800	832,200
Ezaki Glico Co. Ltd., 0.00%, 1/30/24 (j)(k)	JPY	10,000	95,423
Kraft Heinz Foods Co., 4.13%, 7/01/27	GBP	600	881,407
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (b)	USD	451	466,537
Post Holdings, Inc., 6.00%, 12/15/22 (b)		6,191	6,485,073

			9,618,780
Gas Utilities — 0.0%
ENN Energy Holdings Ltd., 3.25%, 7/24/22		1,080	1,084,025
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories:
2.80%, 9/15/20		2,980	3,019,303
3.88%, 9/15/25		952	983,904
Becton Dickinson and Co.:
2.13%, 6/06/19		16,315	16,359,914
2.68%, 12/15/19		4,549	4,603,618
2.89%, 6/06/22		11,575	11,612,660
4.69%, 12/15/44		703	743,126
Boston Scientific Corp., 2.65%, 10/01/18		3,738	3,771,449
Medtronic, Inc., 4.38%, 3/15/35		7,820	8,608,212
Stryker Corp., 4.63%, 3/15/46		2,325	2,533,338

			52,235,524
Health Care Providers & Services — 0.7%
Aetna, Inc.:
4.50%, 5/15/42		2,824	3,094,532
4.13%, 11/15/42		1,329	1,387,994
4.75%, 3/15/44		1,703	1,939,635
3.88%, 8/15/47		6,240	6,307,427
AHS Hospital Corp., 5.02%, 7/01/45		1,432	1,696,009
Anthem, Inc.:
1.88%, 1/15/18		9,949	9,955,168
2.30%, 7/15/18		14,113	14,174,056
Baylor Scott & White Holdings, 4.19%, 11/15/45		1,525	1,604,733
Catholic Health Initiatives, 4.35%, 11/01/42		1,075	1,007,183
Cigna Corp., 3.25%, 4/15/25		7,074	7,164,071
HCA, Inc., 3.75%, 3/15/19		6,175	6,306,219
Kaiser Foundation Hospitals, 4.15%, 5/01/47		3,830	4,103,013
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		2,946	2,977,403
New York & Presbyterian Hospital, 3.56%, 8/01/36		1,321	1,290,774
Northwell Healthcare, Inc., 4.26%, 11/01/47		1,674	1,686,294
Ochsner Clinic Foundation, 5.90%, 5/15/45		1,305	1,634,428

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
RWJ Barnabas Health, Inc., 3.95%, 7/01/46	USD	848	$844,322
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		1,250	1,387,115
SSM Health Care Corp., 3.82%, 6/01/27		8,447	8,744,520
UnitedHealth Group, Inc.:
2.70%, 7/15/20		1,721	1,755,231
4.63%, 7/15/35		689	789,649
4.20%, 1/15/47		3,410	3,633,603

			83,483,379
Hotels, Restaurants & Leisure — 0.2%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.38%, 5/01/22		5,615	6,036,125
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21	EUR	800	990,037
HIS Co. Ltd., 0.00%, 8/30/19 (j)(k)	JPY	110,000	1,010,798
McDonald’s Corp.:
4.70%, 12/09/35	USD	7,860	8,664,934
4.88%, 12/09/45		1,005	1,131,317
Punch Taverns Finance B Ltd., 5.94%, 9/30/22	GBP	712	1,043,552
Punch Taverns Finance PLC:
(3 mo. LIBOR GBP + 0.000%), 0.29%, 7/15/21 (a)		52	69,333
Series M3, (3 mo. LIBOR GBP + 5.500%), 5.79%, 10/15/27 (a)		1,145	1,534,297
Resorttrust, Inc., 0.00%, 12/01/21 (j)(k)	JPY	120,000	1,073,095
REXLot Holdings Ltd., 4.50%, 4/17/19 (f)(j)	HKD	1,161	118,884
Stonegate Pub Co. Financing PLC, 4.88%, 3/15/22	GBP	900	1,217,310
Studio City Co. Ltd., 7.25%, 11/30/21	USD	600	642,750
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 6/30/27	GBP	2,299	3,465,746
Series N, 6.46%, 3/30/32		1,273	1,666,305

			28,664,483
Household Durables — 0.1%
Iida Group Holdings Co. Ltd., 0.00%, 6/18/20 (j)(k)	JPY	80,000	727,127
Newell Brands, Inc., 2.88%, 12/01/19	USD	6,986	7,093,301

			7,820,428
Independent Power and Renewable Electricity Producers — 0.2%
AES Panama SRL, 6.00%, 6/25/22 (b)		527	555,326
China Yangtze Power International BVI 1 Ltd., 0.00%, 11/09/21 (j)(k)		1,600	1,678,400
Genneia SA, 8.75%, 1/20/22 (b)		1,884	2,058,892
Inkia Energy Ltd., 8.38%, 4/04/21 (b)		702	722,218
NextEra Energy Operating Partners LP:
4.25%, 9/15/24 (b)		1,970	2,011,863
4.50%, 9/15/27 (b)		6,340	6,458,875
Orazul Energy Egenor S en C por A, 5.63%, 4/28/27 (b)		1,497	1,465,563
Stoneway Capital Corp., 10.00%, 3/01/27 (b)		3,748	4,025,652

			18,976,789
Industrial Conglomerates — 0.1%
Eaton Corp., 2.75%, 11/02/22		3,529	3,553,420
General Electric Co., 4.50%, 3/11/44		8,268	9,255,309
Grupo KUO SAB de CV, 5.75%, 7/07/27 (b)		1,493	1,571,383
Tyco Electronics Group SA:
3.45%, 8/01/24		865	894,224
3.13%, 8/15/27		1,860	1,854,869

			17,129,205
Insurance — 0.5%
Allstate Corp., 4.20%, 12/15/46		3,745	3,982,133

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	63

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Insurance (continued)
American International Group, Inc., 3.88%, 1/15/35	USD	2,099	$2,055,428
Aon PLC, 4.75%, 5/15/45		5,012	5,450,657
BNP Paribas Cardif SA, (3 mo. EURIBOR + 3.930%), 4.03% (m)(p)	EUR	700	897,466
China Reinsurance Finance Corp. Ltd., 3.38%, 3/09/22	USD	1,311	1,304,576
CNP Assurances, (3 mo. EURIBOR + 4.600%), 4.50%, 6/10/47 (m)	EUR	500	666,317
KIRS Midco 3 PLC, 8.38%, 7/15/23	GBP	3,100	4,299,382
Marsh & McLennan Cos., Inc.:
3.75%, 3/14/26	USD	672	701,566
4.35%, 1/30/47		1,476	1,576,452
Principal Financial Group, Inc., 4.30%, 11/15/46		7,100	7,389,550
QBE Insurance Group Ltd., (10 yr. Swap Semi 30/360 US + 4.395%), 5.88%, 6/17/46 (m)		450	485,269
Travelers Cos., Inc.:
4.60%, 8/01/43		3,289	3,670,248
4.00%, 5/30/47		4,555	4,718,773
Union Life Insurance Co. Ltd., 3.00%, 9/19/21		1,462	1,395,200
Willis North America, Inc., 3.60%, 5/15/24		15,850	16,214,158

			54,807,175
Internet & Direct Marketing Retail — 0.4%
Amazon.com, Inc.:
3.88%, 8/22/37 (b)		16,015	16,298,089
4.95%, 12/05/44		22,100	25,521,811
4.05%, 8/22/47 (b)		1,900	1,936,331
Ctrip.com International Ltd., 1.25%, 9/15/22 (j)		162	174,454

			43,930,685
Internet Software & Services — 0.0%
VeriSign, Inc., 4.63%, 5/01/23		1,277	1,318,503
IT Services — 0.2%
DXC Technology Co., 2.88%, 3/27/20		3,373	3,417,979
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		277	288,445
4.50%, 8/15/46		4,649	4,812,456
Total System Services, Inc., 4.80%, 4/01/26		8,040	8,786,386
Transcosmos, Inc., 0.00%, 12/22/20 (j)(k)	JPY	40,000	358,587
Visa, Inc., 4.15%, 12/14/35	USD	1,919	2,094,604

			19,758,457
Leisure Products — 0.0%
Universal Entertainment Corp., 8.50% (6.00% Cash and 2.50% PIK), 8/24/20 (b)(o)		2,138	2,180,830
Life Sciences Tools & Services — 0.1%
Avantor, Inc., 4.75%, 10/01/24	EUR	1,309	1,574,652
Eurofins Scientific SE, 2.13%, 7/25/24		775	924,687
Thermo Fisher Scientific, Inc.:
1.40%, 1/23/26		1,350	1,597,490
1.95%, 7/24/29		1,475	1,739,721
2.88%, 7/24/37		700	829,777

			6,666,327
Machinery — 0.0%
CRRC Corp Ltd., 0.00%, 2/05/21 (j)(k)	USD	1,250	1,288,750
Haitian International Holdings Ltd., 2.00%, 2/13/19 (j)		750	830,625
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		598	647,725

			2,767,100

Corporate Bonds		Par (000)	Value
Media — 1.4%
AMC Entertainment Holdings, Inc., 6.38%, 11/15/24	GBP	600	$813,647
Cablevision SA, 6.50%, 6/15/21 (b)	USD	661	705,446
CBS Corp., 2.30%, 8/15/19		4,291	4,314,438
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 7/23/22		13,691	14,485,439
4.91%, 7/23/25		2,254	2,409,562
3.75%, 2/15/28 (b)		12,140	11,879,561
6.38%, 10/23/35		4,126	4,825,872
6.48%, 10/23/45		3,595	4,219,371
5.38%, 5/01/47 (b)		10,570	10,980,821
Comcast Corp.:
3.38%, 8/15/25		5,533	5,709,058
4.25%, 1/15/33		1,265	1,360,276
4.40%, 8/15/35		5,694	6,173,366
3.20%, 7/15/36		11,051	10,372,665
4.75%, 3/01/44		2,388	2,669,493
4.60%, 8/15/45		1,887	2,076,028
3.40%, 7/15/46		2,021	1,862,743
Cox Communications, Inc., 3.15%, 8/15/24 (b)		9,645	9,584,481
CSC Holdings LLC, 7.63%, 7/15/18		5,615	5,828,370
Discovery Communications LLC, 3.80%, 3/13/24		4,497	4,635,000
Interpublic Group of Cos., Inc., 4.00%, 3/15/22		2,564	2,695,092
ITV PLC, 2.00%, 12/01/23	EUR	529	644,408
Kakao Corp., 0.00%, 5/11/21 (j)(k)	KRW	1,000,000	895,578
NBCUniversal Media LLC, 4.45%, 1/15/43	USD	3,047	3,241,436
TDF Infrastructure SAS, 2.50%, 4/07/26	EUR	1,300	1,599,533
Time Warner Cable LLC:
5.00%, 2/01/20	USD	2,900	3,065,996
4.13%, 2/15/21		5,862	6,086,820
4.00%, 9/01/21		911	943,884
5.50%, 9/01/41		2,025	2,102,609
4.50%, 9/15/42		314	297,592
Time Warner, Inc.:
2.10%, 6/01/19		9,144	9,159,077
3.60%, 7/15/25		2,168	2,175,743
4.85%, 7/15/45		4,515	4,588,508
Unitymedia GmbH, 3.75%, 1/15/27	EUR	1,700	2,027,041
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
4.00%, 1/15/25		1,015	1,270,100
4.63%, 2/15/26		300	384,742
3.50%, 1/15/27		1,920	2,344,256
Viacom, Inc.:
2.75%, 12/15/19	USD	1,328	1,340,361
4.50%, 3/01/21		3,389	3,564,720
Virgin Media Receivables Financing Notes I DAC:
5.50%, 9/15/24		819	1,123,589
5.50%, 9/15/24	GBP	700	960,332
Ziggo Bond Co. BV, 7.13%, 5/15/24	EUR	2,786	3,702,999

			159,120,053
Metals & Mining — 0.4%
Anglo American Capital PLC:
3.63%, 9/11/24 (b)	USD	7,445	7,426,414
1.63%, 9/18/25	EUR	450	528,902
Barrick Gold Corp., 5.25%, 4/01/42	USD	5,990	6,853,578
China Precious Metal Resources Holdings Co. Ltd., 7.25%, 2/04/18 (j)	HKD	4,588	542,605
Newmont Mining Corp.:
3.50%, 3/15/22	USD	6,890	7,124,689

See Notes to Consolidated Financial Statements.

64	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
4.88%, 3/15/42	USD	5,045	$5,408,206
Nucor Corp., 5.20%, 8/01/43		1,640	1,908,494
Nyrstar Netherlands Holdings BV:
6.88%, 3/15/24		1,412	1,752,609
6.88%, 3/15/24	EUR	1,500	1,861,837
Ovako AB, 5.00%, 10/05/22		600	723,602
Rio Tinto Finance USA PLC, 4.13%, 8/21/42 (q)	USD	3,660	3,814,631
Steel Dynamics, Inc., 5.13%, 10/01/21		2,954	3,038,928
Vedanta Resources PLC:
8.25%, 6/07/21		333	372,960
7.13%, 5/31/23		775	828,281
VM Holding SA, 5.38%, 5/04/27 (b)		1,494	1,568,700
Voyage Bonds Ltd., 3.38%, 9/28/22		1,035	1,032,728

			44,787,164
Multiline Retail — 0.1%
Marks & Spencer PLC, 3.00%, 12/08/23	GBP	750	1,025,468
Takashimaya Co. Ltd., 0.00%, 12/11/18 (j)(k)	JPY	30,000	266,741
Target Corp., 2.50%, 4/15/26	USD	6,800	6,512,645

			7,804,854
Multi-Utilities — 0.2%
Celeo Redes Operacion Chile SA, 5.20%, 6/22/47 (b)		2,236	2,263,950
Dominion Energy Gas Holdings LLC, 4.60%, 12/15/44		2,822	2,954,613
NiSource Finance Corp., 3.49%, 5/15/27		5,615	5,683,488
Virginia Electric & Power Co.:
3.50%, 3/15/27		7,943	8,237,104
4.45%, 2/15/44		1,674	1,836,337
4.20%, 5/15/45		2,462	2,607,187

			23,582,679
Oil, Gas & Consumable Fuels — 0.9%
Bukit Makmur Mandiri Utama PT, 7.75%, 2/13/22		500	534,255
Bumi Investment Property Ltd., 10.75%, 10/06/17 (f)(l)		1,521	828,945
Concho Resources, Inc.:
3.75%, 10/01/27		11,743	11,795,240
4.88%, 10/01/47		1,910	1,993,178
Enbridge, Inc.:
2.90%, 7/15/22		5,945	5,979,801
3.70%, 7/15/27		4,740	4,805,684
Endeavor Energy Resources LP/EER Finance, Inc., 7.00%, 8/15/21 (b)		6,175	6,391,125
Enercoal Resources Pte Ltd., 9.25%, 4/07/18 (f)(j)(l)		300	114,000
Energy Resources LLC, 0.00%, 9/30/22 (e)		336	336,432
Enterprise Products Operating LLC:
5.10%, 2/15/45		1,248	1,390,595
4.90%, 5/15/46		5,273	5,760,630
EOG Resources, Inc.:
4.15%, 1/15/26		2,601	2,758,029
3.90%, 4/01/35		1,670	1,665,294
Exxon Mobil Corp.:
1.82%, 3/15/19		7,393	7,434,417
4.11%, 3/01/46		4,075	4,403,039
Geopark Ltd., 6.50%, 9/21/24 (b)		1,878	1,882,695
GNL Quintero SA:
4.63%, 7/31/29 (b)		482	504,293
4.63%, 7/31/29		290	303,413
Halcon Resources Corp., 12.00%, 2/15/22 (b)		2,044	2,463,020

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Medco Straits Services Pte Ltd., 8.50%, 8/17/22	USD	1,000	$1,048,587
MPLX LP:
4.13%, 3/01/27		6,280	6,394,153
5.20%, 3/01/47		1,844	1,930,642
Pioneer Natural Resources Co., 4.45%, 1/15/26		1,600	1,705,935
PTTEP Treasury Center Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.724%), 4.60% (m)(p)		825	840,180
Resolute Energy Corp., 8.50%, 5/01/20		6,175	6,283,063
Sable Permian Resources Land LLC, 13.00%, 11/30/20 (b)		1,400	1,617,308
Spectra Energy Partners LP, 4.50%, 3/15/45		6,470	6,517,480
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.50%, 10/15/19		6,175	6,499,188
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		2,030	2,031,730
2.50%, 8/01/22		2,481	2,480,734
Tullow Oil Jersey Ltd., 6.63%, 7/12/21 (j)		1,600	1,860,000
Tullow Oil PLC:
6.25%, 4/15/22		2,080	2,022,800
6.25%, 4/15/22 (b)		200	194,500
Western Refining Logistics LP/WNRL Finance Corp., 7.50%, 2/15/23		6,175	6,607,250

			109,377,635
Paper & Forest Products — 0.0%
Daio Paper Corp., 0.00%, 9/17/20 (j)(k)	JPY	90,000	823,817
Georgia-Pacific LLC, 7.38%, 12/01/25	USD	3,288	4,178,166

			5,001,983
Pharmaceuticals — 0.7%
Allergan Funding SCS:
2.35%, 3/12/18		9,237	9,263,908
3.00%, 3/12/20		21,662	22,115,343
3.80%, 3/15/25		22,467	23,332,190
4.55%, 3/15/35		8,340	8,898,045
4.75%, 3/15/45		3,710	4,013,855
Pfizer, Inc., 4.00%, 12/15/36		14,880	15,959,416
Strategic International Group Ltd., 0.00%, 7/21/22 (j)(k)	EUR	1,500	1,957,428
Valeant Pharmaceuticals International, Inc., 5.38%, 3/15/20	USD	425	418,625

			85,958,810
Real Estate Management & Development — 0.1%
ATF Netherlands BV, 1.88%, 1/19/26	EUR	2,300	2,710,518
China Aoyuan Property Group Ltd., 5.38%, 9/13/22	USD	460	456,053
China Evergrande Group:
7.50%, 6/28/23		1,346	1,336,898
8.75%, 6/28/25		609	618,012
China Overseas Finance Investment Cayman V Ltd., 0.00%, 1/05/23 (j)(k)		1,400	1,488,550
CPI Property Group SA, 2.13%, 10/04/24	EUR	675	800,786
Fantasia Holdings Group Co. Ltd., 7.95%, 7/05/22	USD	600	600,623
Future Land Development Holdings Ltd., 5.00%, 2/16/20		400	403,928
Global Switch Holdings Ltd., 2.25%, 5/31/27	EUR	800	974,996
Kaisa Group Holdings Ltd., 8.50%, 6/30/22	USD	1,014	1,017,821
Logan Property Holdings Co. Ltd., 5.25%, 2/23/23		370	363,520

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	65

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (continued)
New Metro Global Ltd., 5.00%, 8/08/22	USD	270	$270,000
Oceanwide Holdings International 2017 Co. Ltd., 7.75%, 7/27/20		350	343,229
Shui On Development Holding Ltd., (5 yr. Swap Semi 30/360 US + 8.809%), 7.50% (j)(m)(p)		500	542,000
Singha Estate PCL, 2.00%, 7/20/22 (j)		1,000	1,025,000
Sun Hung Kai Properties Capital Market Ltd., 4.45% (p)		720	715,391
Yuzhou Properties Co. Ltd., 6.00%, 1/25/22		425	441,414

			14,108,739
Road & Rail — 0.3%
Avis Budget Finance PLC, 4.50%, 5/15/25	EUR	530	635,800
Burlington Northern Santa Fe LLC:
4.15%, 4/01/45	USD	1,419	1,505,537
4.70%, 9/01/45		1,265	1,426,021
4.13%, 6/15/47		4,080	4,310,056
CSX Corp., 4.25%, 11/01/66		3,523	3,367,068
Norfolk Southern Corp., 4.05%, 8/15/52 (b)		3,247	3,180,260
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (b)		7,682	7,588,388
Union Pacific Corp.:
3.38%, 2/01/35		1,864	1,849,621
3.60%, 9/15/37		5,030	5,090,019
3.88%, 2/01/55		4,114	4,060,586
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		3,009	3,082,096

			36,095,452
Semiconductors & Semiconductor Equipment — 1.4%
Advanced Semiconductor Engineering, Inc., 0.00%, 3/27/18 (j)(k)		600	609,000
Analog Devices, Inc.:
3.90%, 12/15/25		680	712,817
3.50%, 12/05/26		12,390	12,512,374
5.30%, 12/15/45		694	803,910
Applied Materials, Inc.:
3.30%, 4/01/27		5,932	6,041,867
4.35%, 4/01/47		3,508	3,753,944
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 1/15/20 (b)		36,649	36,851,450
3.00%, 1/15/22 (b)		48,373	49,179,962
3.63%, 1/15/24 (b)		24,993	25,677,234
Lam Research Corp.:
2.75%, 3/15/20		3,359	3,413,026
2.80%, 6/15/21		3,933	3,978,723
Neo Solar Power Corp., 0.00%, 10/27/19 (j)(k)		500	508,750
QUALCOMM, Inc.:
2.60%, 1/30/23		7,895	7,913,645
4.80%, 5/20/45		2,164	2,375,278
Semiconductor Manufacturing International Corp., 0.00%, 7/07/22 (j)(k)		750	862,500
Xilinx, Inc., 2.95%, 6/01/24		3,360	3,365,168

			158,559,648
Software — 0.9%
Autodesk, Inc., 3.50%, 6/15/27		12,270	12,239,655
Microsoft Corp.:
3.50%, 2/12/35		5,373	5,469,097
3.45%, 8/08/36		15,740	15,853,778
3.70%, 8/08/46		6,514	6,568,983
4.25%, 2/06/47		17,280	19,104,440
Oracle Corp.:
3.25%, 5/15/30		4,289	4,290,071

Corporate Bonds		Par (000)	Value
Software (continued)
3.90%, 5/15/35	USD	5,276	$5,533,092
4.00%, 7/15/46		5,854	6,057,182
VMware, Inc., 2.30%, 8/21/20		33,240	33,337,320

			108,453,618
Specialty Retail — 0.1%
Home Depot, Inc., 3.50%, 9/15/56		5,900	5,440,588
Masaria Investments SAU, 5.00%, 9/15/24	EUR	1,735	2,075,807

			7,516,395
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.:
3.00%, 2/09/24	USD	7,371	7,553,427
2.85%, 5/11/24		28,560	28,906,824
3.45%, 2/09/45		1,934	1,832,796
4.65%, 2/23/46		25,539	28,935,542
Dell International LLC/EMC Corp.:
5.45%, 6/15/23 (b)		9,670	10,582,843
8.35%, 7/15/46 (b)		6,760	8,682,087
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		7,345	7,418,428
2.10%, 10/04/19 (b)		12,285	12,289,168
3.60%, 10/15/20		6,500	6,737,546
HP, Inc., 3.75%, 12/01/20		728	756,939
Proven Glory Capital Ltd.:
3.25%, 2/21/22		1,875	1,884,630
4.00%, 2/21/27		1,050	1,067,646

			116,647,876
Tobacco — 0.1%
BAT Capital Corp., 4.39%, 8/15/37 (b)		5,730	5,880,184
Reynolds American, Inc.:
2.30%, 6/12/18		2,460	2,470,811
3.25%, 6/12/20		1,044	1,072,847

			9,423,842
Trading Companies & Distributors — 0.2%
Air Lease Corp., 2.63%, 7/01/22		11,975	11,889,107
GATX Corp.:
2.60%, 3/30/20		2,962	2,989,048
3.85%, 3/30/27		2,336	2,374,034
Iwatani Corp., 0.00%, 10/22/20 (j)(k)	JPY	120,000	1,119,751

			18,371,940
Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd., 3.95%, 1/19/22 (b)	USD	750	770,578
Aeropuertos Argentina 2000 SA, 6.88%, 2/01/27 (b)		706	752,596
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/29 (b)		706	762,360
Newcastle Coal Infrastructure Group Pty Ltd., 4.40%, 9/29/27		675	674,101
Rumo Luxembourg S.à r.l., 7.38%, 2/09/24 (b)		2,818	3,050,485
Shanghai Port Group BVI Holding Co. Ltd., 0.00%, 8/09/22 (j)(k)		2,300	2,305,750
Swissport Financing S.à r.l., 9.75%, 12/15/22	EUR	1,350	1,723,135
Zhejiang Expressway Co. Ltd., 0.00%, 4/21/22 (j)(k)		1,900	2,280,404

			12,319,409
Wireless Telecommunication Services — 0.2%
Digicel Group Ltd., 8.25%, 9/30/20 (b)	USD	531	518,723
Rogers Communications, Inc., 5.00%, 3/15/44		775	873,964
SoftBank Group Corp.:
4.75%, 9/19/24		2,800	2,785,569

See Notes to Consolidated Financial Statements.

66	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
5.25%, 7/30/27	EUR	1,400	$1,866,443
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (b)	USD	15,980	16,219,700
Vodafone Group PLC, 0.00%, 11/26/20 (j)(k)	GBP	1,700	2,219,178

			24,483,577
Total Corporate Bonds — 28.7%			3,332,687,573

Floating Rate Loan Interests
Airlines — 0.1%
Gol Luxco SA, Term Loan, 6.50%, 8/31/20 (d)(r)	USD	7,462	7,648,550
Capital Markets — 0.5%
LSTAR Securities Financing Vehicle I LLC, Term Loan, 3.56%, 5/10/25 (d)		34,039	33,739,795
LSTAR Securities Financing Vehicle II LLC, Term Loan, 2.00%, 6/16/25 (d)		19,728	19,507,350

			53,247,145
Chemicals — 0.1%
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Term B-1 Euro Loan, (3mo. EURIBOR + 2.25%, 0.75% Floor), 3.00%, 2/01/23 (r)	EUR	993	1,183,164
Chemours Co., Tranche B-1 Euro Term Loan, (3mo. EURIBOR + 2.25%, 0.75% Floor), 3.00%, 5/12/22 (r)		995	1,183,334
MacDermid Agricultural Solutions Holdings BV (Netherlands Agricultural Investment Partners LLC), Euro Tranche C-5 Term Loan, (1mo. EURIBOR + 2.75%, 0.75% Floor), 3.50%, 6/07/23 (r)		995	1,182,840
MacDermid European Holdings BV (MacDermid Funding LLC), Euro Tranche C-4 Term Loan, (1mo. EURIBOR + 3.25%, 1.00% Floor), 4.25%, 6/07/20 (r)		787	931,194

			4,480,532
Commercial Services & Supplies — 0.0%
Fugue Finance BV, Initial Euro Term Loan (Fugue Finance BV), 3.25%, , 6/26/24 (s)		1,000	1,184,624
Containers & Packaging — 0.0%
Klockner Pentaplast of America, Inc. (FKA Kleopatra Acquisition Corp.), Euro Term Loan, (3mo. EURIBOR + 4.75%, 0.00% Floor), 4.75%, 6/30/22 (r)		1,500	1,747,808
Diversified Financial Services — 0.0%
Veritas U.S., Inc., New Euro Term B Loan, (3mo. EURIBOR + 4.50%, 1.00% Floor), 5.50%, 1/27/23 (r)		1,665	1,985,441
Diversified Telecommunication Services — 0.0%
Eircom Finco S.à r.l., Facility B, (1mo. EURIBOR + 3.25%, 0.00% Floor), 3.25%, 4/19/24 (r)		1,899	2,252,431

Floating Rate Loan Interests		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) — 0.0%
Equinix, Inc., Term B-2 Loan (2017), (2mo. EURIBOR + 2.50%, 0.00% Floor), 2.50%, 1/05/24 (r)	EUR	995	$1,179,582
Hotels, Restaurants & Leisure — 0.1%
By The Blue Sea LLC (Neptune’s Walk LLC), Loan, (1mo. LIBOR US + 2.37%, 0.00% Floor), 3.60%, 6/09/24 (d)(r)	USD	15,000	15,000,000
Cyan Blue Holdco 2 Ltd., 2017 B-1 Term Loan, 4.25%, 8/23/24 (s)	GBP	500	673,516

			15,673,516
Life Sciences Tools & Services — 0.0%
Avantor Performance Materials Holdings, Inc., Cov-Lite Term Loan EUR, 4.25%, (s)	EUR	1,000	1,183,371
Media — 0.1%
SFR Group SA (Ypso France SAS):
EUR TLB-11 Term Loan, (3mo. EURIBOR + 3.00%, 0.00% Floor), 3.00%, 7/31/25 (r)		1,496	1,773,377
EUR TLB-10 Incremental Term Loan, (3mo. EURIBOR + 3.00%, 0.75% Floor), 3.75%, 1/14/25 (r)		172	204,013
EUR TLB-10 Refinancing Term Loan, (3mo. EURIBOR + 3.00%, 0.75% Floor), 3.75%, 1/14/25 (r)		821	974,553
Springer SBM Two GmbH, Initial Term Loan, (3mo. EURIBOR + 8.00%, 1.00% Floor), 9.00%, 8/14/20 (d)(r)		131	155,124
Springer Science+Business Media Deutschland GMBH (FKA Blitz 13-253 GmbH), Initial Term B11 Loan, (1mo. EURIBOR + 3.25%, 0.50% Floor), 3.75%, 8/14/20 (r)		995	1,179,665

			4,286,732
Pharmaceuticals — 0.0%
Nidda Healthcare Holding AG (AKA Stada), Term Loan EUR, 3.50%, (s)		2,500	2,962,120
Road & Rail — 0.0%
Car Rentals Subsidiary, S.L.U. (AKA Goldcar), Facility B, (6mo. EURIBOR + 5.00%, 1.00% Floor), 6.00%, 6/18/20 (r)		2,080	2,467,115
Specialty Retail — 0.0%
Intervias Finco Ltd. (FKA Optima Sub-Finco Ltd.), Term Facility D2 (EUR), (3mo. EURIBOR + 4.00%, 0.00% Floor), 4.00%, 1/30/23 (s)		1,018	1,210,001
THOM Europe SAS, Original Senior Facility B, (3mo. EURIBOR + 4.50%, 0.00% Floor), 4.50%, 8/07/24 (r)		1,000	1,165,430

			2,375,431
Total Floating Rate Loan Interests — 0.9%			102,674,398

Foreign Agency Obligations
Argentina — 0.1%
YPF SA:
8.88%, 12/19/18 (b)	USD	2,628	2,806,704
8.50%, 3/23/21 (b)		336	377,059
6.95%, 7/21/27 (b)		1,881	1,993,860

			5,177,623

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	67

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Foreign Agency Obligations		Par (000)	Value
Brazil — 0.3%
Petrobras Global Finance BV:
5.38%, 1/27/21	USD	7,398	$7,804,890
6.13%, 1/17/22		5,502	5,914,650
4.75%, 1/14/25	EUR	1,600	2,028,069
5.30%, 1/27/25 (b)	USD	737	735,895
7.38%, 1/17/27		755	831,255
6.00%, 1/27/28 (b)		13,211	13,201,092
5.38%, 10/01/29	GBP	185	242,607

			30,758,458
British Virgin Islands — 0.0%
Bluestar Finance Holdings Ltd., 3.50%, 9/30/21	USD	237	237,959
Chile — 0.0%
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 1/25/47 (b)		487	534,965
China — 0.1%
Chang Development International Ltd., 3.63%, 1/20/20		750	746,092
China Railway Construction Corp. Ltd.:
0.00%, 1/29/21 (j)(k)		250	278,154
1.50%, 12/21/21 (j)	CNH	4,000	586,938
Chinalco Capital Holdings Ltd., 4.25%, 4/21/22	USD	1,025	1,048,445
CNAC HK Finbridge Co. Ltd., 3.50%, 7/19/22		951	956,037
CNAC HK Synbridge Co. Ltd., 5.00%, 5/05/20		2,857	2,915,711
Dianjian Haiyu Ltd., (5 yr. Swap Semi 30/360 US + 6.773%), 3.50% (m)(p)		576	577,192
HeSteel Hong Kong Co. Ltd., 4.25%, 4/07/20		1,100	1,106,000
Huarong Finance 2017 Co. Ltd., 4.75%, 4/27/27		500	516,194
Huarong Finance II Co. Ltd., 4.63%, 6/03/26		476	489,100
ICBCIL Finance Co. Ltd., 3.38%, 4/05/22		1,785	1,802,200
Jinan West City Investment & Development Group Co. Ltd., 3.13%, 10/11/21		300	292,640
Shanhai Hong Kong International Investments Ltd., 3.88%, 4/20/20		465	469,155
Sino-Ocean Land Treasure III Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.256%), 4.90% (m)(p)		450	449,728
Sinopec Group Overseas Development 2017 Ltd., 4.25%, 4/12/47		800	813,574

			13,047,160
France — 0.1%
Electricite de France SA:
3.63%, 10/13/25		3,690	3,792,797
4.63%, 4/26/30	EUR	600	923,793
NEW Areva Holding SA, 4.88%, 9/23/24		4,750	6,254,550

			10,971,140
Hong Kong — 0.0%
China Cinda Finance 2015 I Ltd., 4.25%, 4/23/25	USD	1,000	1,022,330
China Cinda Finance 2017 I Ltd., 4.40%, 3/09/27		700	719,209
China Great Wall International Holdings III Ltd., 2.63%, 10/27/21		600	587,242

			2,328,781
India — 0.0%
BPRL International Singapore Pte Ltd., 4.38%, 1/18/27		1,400	1,455,317
Greenko Dutch BV, 5.25%, 7/24/24		1,350	1,373,287
Greenko Investment Co., 4.88%, 8/16/23		989	979,473

Foreign Agency Obligations		Par (000)	Value
India (continued)
Hindustan Petroleum Corp. Ltd., 4.00%, 7/12/27	USD	655	$661,080

			4,469,157
Indonesia — 0.0%
Pertamina Persero PT:
5.63%, 5/20/43		1,148	1,235,685
6.45%, 5/30/44		1,890	2,240,260
Perusahaan Gas Negara Persero Tbk, 5.13%, 5/16/24		550	593,675

			4,069,620
Japan — 0.0%
SoftBank Group Corp., (USD Swap Rate 11:00 am NY 1 + 4.226%), 6.00% (m)(p)		1,181	1,191,629
Mexico — 0.2%
Mexico City Airport Trust, 5.50%, 7/31/47 (b)		11,825	11,971,630
Petroleos Mexicanos:
4.63%, 9/21/23		526	543,305
6.50%, 3/13/27 (b)		7,519	8,332,781

			20,847,716
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (b)		1,806	1,954,995
Turkey — 0.0%
TC Ziraat Bankasi AS, 5.13%, 9/29/23		600	603,250
United Arab Emirates — 0.0%
Abu Dhabi National Energy Co. PJSC, 3.63%, 1/12/23		1,000	1,014,000
Total Foreign Agency Obligations — 0.8%			97,206,453

Foreign Government Obligations
Argentina — 0.5%
Argentina Bonar Bonds, 8.75%, 5/07/24	USD	4,063	4,684,696
Republic of Argentina:
6.25%, 4/22/19		29,130	30,659,325
5.63%, 1/26/22		12,992	13,641,600
5.00%, 1/15/27	EUR	1,881	2,195,530
6.88%, 1/26/27	USD	1,499	1,619,669
7.82%, 12/31/33		1,264	1,650,142
7.82%, 12/31/33	EUR	1,061	1,399,641

			55,850,603
Bahrain — 0.0%
Kingdom of Bahrain, 6.75%, 9/20/29	USD	1,575	1,561,581
Brazil — 0.0%
Federative Republic of Brazil:
4.25%, 1/07/25		1,886	1,904,860
6.00%, 4/07/26		2,818	3,127,980

			5,032,840
China — 0.0%
People’s Republic of China, 3.30%, 7/04/23	CNH	3,500	510,370

See Notes to Consolidated Financial Statements.

68	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Foreign Government Obligations		Par (000)	Value
Colombia — 0.3%
Republic of Colombia:
11.75%, 2/25/20	USD	79	$96,617
4.38%, 7/12/21		6,340	6,764,780
4.00%, 2/26/24		22,810	23,768,020
3.88%, 4/25/27		2,192	2,227,072

			32,856,489
Egypt — 0.1%
Arab Republic of Egypt:
5.75%, 4/29/20		3,857	3,993,538
8.50%, 1/31/47 (b)		4,126	4,597,016

			8,590,554
Hungary — 0.1%
Republic of Hungary, 5.38%, 3/25/24		8,660	9,904,875
Indonesia — 0.7%
Perusahaan Penerbit SBSN Indonesia III, 4.15%, 3/29/27		1,075	1,109,938
Republic of Indonesia:
5.88%, 3/13/20		4,856	5,281,031
8.38%, 3/15/24	IDR	9,269,000	761,239
4.13%, 1/15/25	USD	2,830	2,970,006
4.75%, 1/08/26		11,268	12,285,793
8.38%, 9/15/26	IDR	80,222,000	6,706,509
7.00%, 5/15/27		31,185,000	2,404,456
3.75%, 6/14/28	EUR	1,000	1,322,243
7.50%, 8/15/32	IDR	135,515,000	10,539,161
8.38%, 3/15/34		76,129,000	6,223,033
8.25%, 5/15/36		235,732,000	19,234,499
7.50%, 5/15/38		100,911,000	7,754,316

			76,592,224
Japan — 0.1%
Government of Japan (10-Year Bond), 0.10%, 9/20/27	JPY	2,000,000	17,833,193
Lebanon — 0.2%
Lebanese Republic:
6.10%, 10/04/22	USD	6,235	6,224,775
6.65%, 4/22/24		2,140	2,141,840
6.25%, 11/04/24		3,365	3,298,010
6.85%, 3/23/27		6,766	6,729,883

			18,394,508
Maldives — 0.0%
Republic of Maldives, 7.00%, 6/07/22		400	401,324
Mexico — 1.8%
United Mexican States:
Series M, 4.75%, 6/14/18	MXN	1,119	6,048,315
Series M, 5.00%, 12/11/19		21,776	115,295,353
5.75%, 3/05/26		3,157	16,166,360
4.15%, 3/28/27	USD	50,809	53,402,799
10.00%, 11/20/36	MXN	818	5,800,029
8.50%, 11/18/38		861	5,385,009
United Mexican States Inflation Linked Bonds, 3.50%, 12/14/17		74	2,383,821

			204,481,686
Mongolia — 0.0%
Mongolian People’s Republic, 7.50%, 6/30/18	CNH	2,000	300,688
Panama — 0.1%
Republic of Panama, 3.75%, 3/16/25	USD	8,640	9,037,440
Peru — 0.1%
Republic of Peru, 7.35%, 7/21/25		6,920	9,085,960
Philippines — 0.1%
Republic of the Philippines, 5.50%, 3/30/26		14,380	17,162,314

Foreign Government Obligations		Par (000)	Value
Portugal — 0.0%
Republic of Portugal, 5.13%, 10/15/24	USD	875	$928,506
Russia — 0.6%
Russian Federation:
6.40%, 5/27/20	RUB	341,018	5,774,082
7.50%, 8/18/21		940,357	16,363,127
7.40%, 12/07/22		196,389	3,400,300
4.88%, 9/16/23	USD	4,600	5,009,216
4.75%, 5/27/26		4,600	4,876,000
7.75%, 9/16/26	RUB	374,786	6,621,979
8.15%, 2/03/27		979,688	17,829,096
7.05%, 1/19/28		410,400	6,921,286

			66,795,086
Saudi Arabia — 0.2%
Kingdom of Saudi Arabia:
2.88%, 3/04/23	USD	2,025	2,019,937
3.63%, 3/04/28		22,356	22,259,033

			24,278,970
South Africa — 0.2%
Republic of South Africa:
5.50%, 3/09/20		11,854	12,607,061
5.88%, 5/30/22		2,436	2,674,572
6.25%, 3/31/36	ZAR	58,740	3,128,606
6.50%, 2/28/41		29,425	1,540,500
8.75%, 2/28/48		114,215	7,629,322

			27,580,061
Sri Lanka — 0.0%
Republic of Sri Lanka:
6.25%, 7/27/21	USD	443	476,290
5.75%, 1/18/22		600	633,834
6.85%, 11/03/25		1,750	1,921,108
6.83%, 7/18/26		900	988,350

			4,019,582
Tunisia — 0.0%
Banque Centrale de Tunisie International Bond, 4.50%, 6/22/20	EUR	1,176	1,459,357
Turkey — 0.5%
Export Credit Bank of Turkey, 4.25%, 9/18/22	USD	900	885,987
Republic of Turkey:
7.00%, 6/05/20		7,369	8,046,211
10.70%, 2/17/21	TRY	13,300	3,695,533
9.20%, 9/22/21		40,020	10,600,450
11.00%, 3/02/22		55,163	15,575,290
5.13%, 3/25/22	USD	750	785,309
8.80%, 9/27/23	TRY	18,730	4,815,302
7.38%, 2/05/25	USD	5,679	6,596,442
6.00%, 3/25/27		4,973	5,338,217

			56,338,741
Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		8,100	8,727,750
Total Foreign Government Obligations — 5.7%			657,724,702

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	69

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Investment Companies		Shares	Value
Financial Select Sector SPDR Fund		969,810	$25,079,287
Industrial Select Sector SPDR Fund		53,157	3,774,147
iShares China Large-Cap ETF (i)(ab)		56,865	2,504,335
iShares Core MSCI Emerging Markets ETF (i)(ab)		535,577	23,999,205
iShares iBoxx $ High Yield Corporate Bond ETF (i)(ab)		1,286,000	114,145,360
Total Investment Companies — 1.5%			169,502,334

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 2.0%
Ajax Mortgage Loan Trust:
Series 2015-C, Class A, 3.88%, 3/25/57 (b)(c)	USD	7,357	7,230,522
Series 2016-A, Class A, 4.25%, 8/25/64 (b)(c)		3,950	3,993,077
American Home Mortgage Assets Trust:
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.210%), 1.45%, 10/25/46 (a)		3,427	2,703,434
Series 2006-3, Class 2A11, (12 mo. Federal Reserve Cumulative Average US + 0.940%), 1.83%, 10/25/46 (a)		1,150	1,006,428
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.920%), 1.81%, 11/25/46 (a)		4,174	2,426,942
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.700%), 1.59%, 2/25/47 (a)		975	650,260
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 7/25/46 (b)(c)		2,093	2,101,723
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (b)(c)		344	343,833
APS Resecuritization Trust:
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.850%), 4.09%, 9/27/46 (a)(b)(d)		8,209	8,290,776
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.600%), 3.84%, 4/27/47 (a)(b)(d)		2,317	2,340,610
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 5/01/33 (b)(d)(e)		1,779	1,813,774
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.41%, 9/25/47 (e)		4,108	3,359,360
Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC9, Class A5, 6.25%, 12/25/35 (c)		362	358,004
Bear Stearns Mortgage Funding Trust:
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.280%), 1.52%, 8/25/36 (a)		2,530	2,550,754
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.170%), 1.41%, 3/25/37 (a)		607	539,697
Series 2007-AR3, Class 1A1, (1 mo. LIBOR US + 0.140%), 1.38%, 3/25/37 (a)		893	839,917
Series 2007-AR4, Class 1A1, (1 mo. LIBOR US + 0.200%), 1.44%, 9/25/47 (a)		3,487	3,232,559
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.210%), 1.45%, 6/25/37 (a)		986	881,619
Berica 8 Residential MBS Srl, Series 8, Class A, (6 mo. EURIBOR + 0.200%), 0.00%, 3/31/48 (a)	EUR	164	193,294
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.50%, 12/25/35 (b)(e)(ab)	USD	3	2,982
CHL Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.200%), 1.44%, 4/25/46 (a)		941	870,257
CIM Trust, Series 17-6, Class A1, 3.00%, 6/25/57		19,874	19,770,592

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Citigroup Mortgage Loan Trust, Series 2007-2, Class 2A, 6.00%, 11/25/36	USD	39	$39,659
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 2/01/19		1	746
COLT LLC, Series 2015-1, Class A1V, (1 mo. LIBOR US + 3.000%), 4.24%, 12/26/45 (a)(b)		589	591,039
Countrywide Alternative Loan Trust:
Series 2006-15CB, Class A1, 6.50%, 6/25/36		528	422,807
Series 2005-56, Class 4A1, (1 mo. LIBOR US + 0.310%), 1.55%, 11/25/35 (a)		2,568	2,338,448
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.300%), 1.54%, 1/25/36 (a)		944	766,337
Series 2006-23CB, Class 2A5, (1 mo. LIBOR US + 0.400%), 1.64%, 8/25/36 (a)		7,639	3,004,100
Series 2006-OA16, Class A4C, (1 mo. LIBOR US + 0.340%), 1.58%, 10/25/46 (a)		4,687	2,673,141
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.190%), 1.43%, 3/20/47 (a)		12,963	11,049,437
Series 2006-OA6, Class 1A2, (1 mo. LIBOR US + 0.210%), 1.45%, 7/25/46 (a)		4,679	4,490,931
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.190%), 1.43%, 7/25/46 (a)		710	639,692
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.250%), 1.49%, 7/25/46 (a)		2,636	2,099,762
Series 2007-OA3, Class 1A1, (1 mo. LIBOR US + 0.140%), 1.38%, 4/25/47 (a)		1,467	1,290,150
Series 2007-OA3, Class 2A2, (1 mo. LIBOR US + 0.180%), 1.42%, 4/25/47 (a)		421	31,224
Series 2007-OA8, Class 2A1, (1 mo. LIBOR US + 0.180%), 1.42%, 6/25/47 (a)		573	459,477
Series 2007-OH2, Class A2A, (1 mo. LIBOR US + 0.240%), 1.48%, 8/25/47 (a)		940	717,465
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.000%), 1.89%, 2/25/36 (a)		1,119	1,019,010
Series 2006-OA14, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 1.730%), 2.62%, 11/25/46 (a)		4,931	4,458,243
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.840%), 1.73%, 3/25/47 (a)		8,666	7,080,273
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, (1 mo. LIBOR US + 0.540%), 1.78%, 2/25/35 (a)		447	425,183
Series 2006-OA4, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.960%), 1.85%, 4/25/46 (a)		1,669	955,615
Credit Suisse Commercial Mortgage Trust:
Series 2014-4R, Class 16A3, (1 mo. LIBOR US + 0.200%), 1.43%, 2/27/36 (a)(b)(d)		830	748,547
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.120%), 1.35%, 8/27/36 (a)(b)(d)		1,937	1,526,785
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 3.42%, 1/27/36 (b)(e)		2,436	2,456,955

See Notes to Consolidated Financial Statements.

70	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2011-5R, Class 3A1, 3.61%, 9/27/47 (b)(e)	USD	1,508	$1,478,141
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (b)(e)		2,526	2,558,217
Series 2013-5R, Class 1A6, (1 mo. LIBOR US + 0.250%), 1.48%, 2/27/36 (a)(b)		1,755	1,590,405
Series 2015-6R, Class 5A1, (1 mo. LIBOR US + 0.180%), 1.41%, 3/27/36 (a)(b)		1,065	1,017,382
Series 2015-6R, Class 5A2, (1 mo. LIBOR US + 0.180%), 1.41%, 3/27/36 (a)(b)(d)		2,721	1,498,854
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, (1 mo. LIBOR US + 1.350%), 2.59%, 11/25/35 (a)		1,548	664,264
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (b)(d)		2,760	2,775,555
Deutsche Alt-A Securities Mortgage Loan Trust:
Series 2007-OA4, Class 1A1B, (1 mo. LIBOR US + 0.130%), 1.37%, 8/25/47 (a)		846	798,887
Series 2007-RMP1, Class A2, (1 mo. LIBOR US + 0.150%), 1.39%, 12/25/36 (a)		3,532	3,226,399
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, (1 mo. LIBOR US + 0.500%), 1.74%, 1/27/37 (a)(b)		422	836,487
Deutsche Alt-B Securities Mortgage Loan Trust:
Series 2006-AB3, Class A3, 6.51%, 7/25/36 (e)		764	647,732
Series 2006-AB3, Class A8, 6.36%, 7/25/36 (e)		487	413,059
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.000%), 2.89%, 3/25/36 (a)		1,126	1,035,912
GSMPS Mortgage Loan Trust:
Series 2005-RP1, Class 1AF, (1 mo. LIBOR US + 0.350%), 1.59%, 1/25/35 (a)(b)		1,870	1,678,851
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.350%), 1.59%, 3/25/35 (a)(b)		2,329	2,127,042
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.350%), 1.59%, 1/25/36 (a)(b)		1,773	1,528,733
HarborView Mortgage Loan Trust:
Series 2007-3, Class 2A1B, (1 mo. LIBOR US + 0.230%), 1.47%, 5/19/47 (a)		859	674,178
Series 2007-4, Class 2A2, (1 mo. LIBOR US + 0.250%), 1.49%, 7/19/47 (a)		1,157	989,669
HomeBanc Mortgage Trust, Series 2005-4, Class A1, (1 mo. LIBOR US + 0.270%), 1.51%, 10/25/35 (a)		4,879	4,799,607
Impac CMB Trust, Series 2005-7, Class A1, (1 mo. LIBOR US + 0.520%), 1.76%, 11/25/35 (a)		4,335	3,716,712
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, (1 mo. LIBOR US + 0.800%), 2.04%, 11/25/34 (a)		211	209,049
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX5, Class 2A2, (1 mo. LIBOR US + 0.240%), 1.48%, 8/25/37 (a)		1,589	1,388,962
JPMorgan Alternative Loan Trust:
Series 2007-A2, Class 2A1, 3.49%, 5/25/37 (e)		551	542,081
Series 2007-A1, Class 1A4, (1 mo. LIBOR US + 0.210%), 1.45%, 3/25/37 (a)		2,262	1,818,146
JPMorgan Mortgage Trust:
Series 2017-2, Class A6, 3.00%, 5/25/47 (b)(e)		9,337	9,436,270

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2017-3, Class 1A6, 3.00%, 8/25/47 (b)(e)	USD	4,446	$4,418,179
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.150%), 2.39%, 12/25/37 (a)		1,522	1,498,739
LSTAR Securities Investment Ltd.:
Series 2017-2, Class A1, (1 mo. LIBOR US + 2.000%), 3.24%, 2/01/22 (a)(b)(d)		9,172	9,178,096
Series 2017-3, Class A1, (1 mo. LIBOR US + 2.000%), 3.24%, 4/01/19 (a)(b)(d)		10,141	10,160,463
LSTAR Securities Investment Trust, Series 2016-5, Class A1, (1 mo. LIBOR US + 2.000%), 3.24%, 11/01/21 (a)(b)(d)		5,895	5,950,808
MASTR Resecuritization Trust, Series 2008-3, Class A1, 1.67%, 8/25/37 (b)(d)(e)		1,816	1,267,461
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1 mo. LIBOR US + 0.210%), 1.45%, 4/25/37 (a)		2,651	2,210,841
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 3.75%, 5/25/36 (e)		3,055	2,931,401
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, (12 mo. Federal Reserve Cumulative Average US + 0.750%), 1.58%, 6/26/47 (a)(b)(d)		1,019	954,067
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.340%), 1.57%, 4/16/36 (a)(b)		10,389	8,830,880
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A4, 6.63%, 5/25/36 (c)		669	303,526
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 2.88%, 11/26/35 (b)(e)		1,700	1,549,150
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, (3 mo. LIBOR US + 0.180%), 1.48%, 1/15/39 (a)		385	368,531
RALI Trust:
Series 2007-QH9, Class A1, 2.28%, 11/25/37 (e)		1,216	1,051,087
Series 2006-QO6, Class A2, (1 mo. LIBOR US + 0.230%), 1.47%, 6/25/46 (a)		1,551	760,844
Series 2007-QH1, Class A1, (1 mo. LIBOR US + 0.160%), 1.40%, 2/25/37 (a)		1,289	1,173,166
Series 2007-QH6, Class A1, (1 mo. LIBOR US + 0.190%), 1.43%, 7/25/37 (a)		1,949	1,829,307
RBSSP Resecuritization Trust, Series 2013-2, Class 1A2, (1 mo. LIBOR US + 0.200%), 1.43%, 12/26/36 (a)(b)		1,100	1,042,838
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.340%), 1.58%, 6/25/35 (a)(b)		771	711,275
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.400%), 1.64%, 9/25/35 (a)(b)		248	220,268
Structured Asset Mortgage Investments II Trust:
Series 2006-AR4, Class 3A1, (1 mo. LIBOR US + 0.190%), 1.43%, 6/25/36 (a)		3,870	3,603,898
Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.210%), 1.45%, 5/25/46 (a)		818	676,069
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (b)		1,632	1,424,418
Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A1, (1 mo. LIBOR US + 1.250%), 2.98%, 6/25/47 (a)		1,297	1,158,122
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR15, Class 2A, (Cost of Funds for the 11th District of San Franciso + 1.500%), 2.21%, 11/25/46 (a)		804	763,241

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	71

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (c)	USD	2,065	$1,732,822
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class CRB1, 3.35%, 10/25/35 (e)		1,116	936,827

			228,942,358
Commercial Mortgage-Backed Securities — 3.9%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 6/05/37 (b)(e)		17,140	16,355,979
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1 mo. LIBOR US + 2.119%), 3.35%, 9/15/34 (a)(b)		5,410	5,311,527
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 1/14/29 (b)		700	776,174
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29 (b)(e)		1,340	1,335,904
Aventura Mall Trust:
Series 2013-AVM, Class D, 3.74%, 12/05/32 (b)(e)		300	306,458
Series 2013-AVM, Class E, 3.74%, 12/05/32 (b)(e)		4,270	4,351,598
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (e)		240	239,402
Series 2007-5, Class AM, 5.77%, 2/10/51 (e)		1,980	1,981,160
Series 2008-1, Class A4, 6.30%, 2/10/51 (e)		98	98,194
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2015-200P, Class F, 3.72%, 4/14/33 (b)(e)		2,481	2,399,675
Series 2016-ISQ, Class E, 3.73%, 8/14/34 (b)(d)(e)		6,140	5,642,564
Series 2013-DSNY, Class A, (1 mo. LIBOR US + 1.050%), 2.28%, 9/15/26 (a)(b)		1,204	1,206,536
Series 2013-DSNY, Class E, (1 mo. LIBOR US + 2.600%), 3.83%, 9/15/26 (a)(b)		100	100,044
Series 2013-DSNY, Class F, (1 mo. LIBOR US + 3.500%), 4.73%, 9/15/26 (a)(b)		2,303	2,299,875
Series 2015-ASHF, Class B, (1 mo. LIBOR US + 1.710%), 2.94%, 1/15/28 (a)(b)		1,190	1,192,555
Series 2015-ASHF, Class C, (1 mo. LIBOR US + 2.000%), 3.23%, 1/15/28 (a)(b)		420	420,998
Barclays Commercial Mortgage Trust:
Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (b)		2,730	2,791,829
Series 2015-SLP, Class D, (1 mo. LIBOR US + 3.200%), 4.43%, 2/15/28 (a)(b)		1,410	1,415,794
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, (1 mo. LIBOR US + 0.310%), 1.55%, 8/25/35 (a)(b)		1,787	1,655,039
Series 2005-4A, Class A1, (1 mo. LIBOR US + 0.300%), 1.54%, 1/25/36 (a)(b)		459	427,665
Series 2005-4A, Class A2, (1 mo. LIBOR US + 0.390%), 1.63%, 1/25/36 (a)(b)		129	121,175
Series 2005-4A, Class M1, (1 mo. LIBOR US + 0.450%), 1.69%, 1/25/36 (a)(b)		344	320,414
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.360%), 1.60%, 4/25/36 (a)(b)		488	463,438
Series 2006-3A, Class A1, (1 mo. LIBOR US + 0.250%), 1.48%, 10/25/36 (a)(b)		856	808,823
Series 2006-3A, Class A2, (1 mo. LIBOR US + 0.300%), 1.53%, 10/25/36 (a)(b)		597	565,392

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.270%), 1.50%, 7/25/37 (a)(b)	USD	1,584	$1,497,414
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.450%), 1.69%, 9/25/37 (a)(b)		7,317	6,809,093
Series 2007-5A, Class A3, (1 mo. LIBOR US + 1.000%), 2.24%, 10/25/37 (a)(b)		472	455,441
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.500%), 2.74%, 12/25/37 (a)(b)		1,980	1,457,795
Series 2008-4, Class A3, (1 mo. LIBOR US + 2.750%), 3.99%, 7/25/38 (a)(b)		343	368,525
BBCMS Trust, Series 2015-STP, Class E, 4.43%, 9/10/20 (b)(e)		100	97,747
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36 (b)(e)		790	774,355
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW18, Class AM, 6.08%, 6/11/50 (e)		2,720	2,724,670
Series 2007-PW18, Class AMA, 6.09%, 6/11/50 (e)		3,641	3,642,660
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, (1 mo. LIBOR US + 1.500%), 2.73%, 7/05/33 (a)(b)		17,814	17,814,286
BWAY Mortgage Trust:
Series 2013-1515, Class D, 3.63%, 3/10/33 (b)		1,400	1,389,610
Series 2013-1515, Class F, 4.06%, 3/10/33 (b)(e)		3,720	3,626,565
BXHTL Mortgage Trust:
Series 2015-JWRZ, Class A, (1 mo. LIBOR US + 1.230%), 2.47%, 5/15/29 (a)(b)		2,990	2,993,647
Series 2015-JWRZ, Class GL2, (1 mo. LIBOR US + 3.688%), 4.92%, 5/15/29 (a)(b)		480	485,103
BXP Trust:
Series 2017-CC, Class D, 3.67%, 8/13/37 (b)(d)(e)		1,660	1,645,060
Series 2017-CC, Class E, 3.67%, 8/13/22 (b)(d)(e)		3,090	2,974,125
Series 2017-GM, Class A, 3.38%, 6/13/39 (b)		3,050	3,104,595
Series 2017-GM, Class D, 3.54%, 6/13/39 (b)(e)		9,060	8,709,782
Series 2017-GM, Class E, 3.54%, 6/13/39 (b)(e)		2,070	1,942,500
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 4/10/29 (b)(e)		560	567,686
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 1/10/48		410	429,815
CFCRE Mortgage Trust, Series 2015-RUM, Class A, (1 mo. LIBOR US + 1.700%), 2.93%, 7/15/30 (a)(b)		1,440	1,442,617
CGBAM Commercial Mortgage Trust:
Series 2015-SMRT, Class E, 3.91%, 4/10/28 (b)(e)		1,590	1,598,525
Series 2015-SMRT, Class F, 3.91%, 4/10/28 (b)(e)		230	228,561
CGDB Commercial Mortgage Trust, Series 2017-BIO, Class D, (1 mo. LIBOR US + 1.700%), 2.93%, 5/15/30 (a)(b)		147	147,367
CGDBB Commercial Mortgage Trust:
Series 2017-BIOC, Class A, (1 mo. LIBOR US + 0.790%), 2.02%, 7/15/28 (a)(b)		5,420	5,419,996

See Notes to Consolidated Financial Statements.

72	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2017-BIOC, Class D, (1 mo. LIBOR US + 1.600%), 2.83%, 7/15/28 (a)(b)	USD	3,190	$3,189,996
Series 2017-BIOC, Class E, (1 mo. LIBOR US + 2.150%), 3.38%, 7/15/19 (a)(b)		4,870	4,873,045
CGGS Commercial Mortgage Trust, Series 2016-RNDA, Class AFX, 2.76%, 2/10/33 (b)		2,473	2,477,398
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4, 3.46%, 8/15/50		890	910,682
Chicago Skyscraper Trust:
Series 2017-SKY, Class D, (1 mo. LIBOR US + 2.250%), 3.73%, 2/15/30 (a)(b)		1,580	1,595,839
Series 2017-SKY, Class E, (1 mo. LIBOR US + 3.300%), 4.53%, 2/15/30 (a)(b)		3,390	3,423,976
Series 2017-SKY, Class F, (1 mo. LIBOR US + 4.100%), 5.33%, 2/15/30 (a)(b)		420	424,209
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class D, 3.63%, 5/10/35 (b)(e)		240	239,505
Series 2013-375P, Class E, 3.63%, 5/10/35 (b)(e)		1,795	1,748,825
Series 2013-GC11, Class D, 4.60%, 4/10/46 (b)(e)		1,125	1,049,394
Series 2014-GC21, Class C, 4.78%, 5/10/47 (e)		1,207	1,241,965
Series 2016-C1, Class C, 5.12%, 5/10/49 (e)		1,290	1,342,520
Series 2016-GC37, Class C, 4.92%, 4/10/49 (e)		640	653,473
Series 2016-GC37, Class D, 2.79%, 4/10/49 (b)		3,050	2,350,056
Series 2016-P3, Class C, 5.00%, 4/15/49 (e)		120	125,931
Series 2016-SMPL, Class D, 3.52%, 9/10/31 (b)		320	319,944
Series 2016-SMPL, Class E, 4.51%, 9/10/31 (b)		620	632,947
Series 2015-SHP2, Class F, (1 mo. LIBOR US + 5.200%), 6.44%, 7/15/27 (a)(b)		370	371,399
Series 2015-SSHP, Class A, (1 mo. LIBOR US + 1.150%), 2.38%, 9/15/27 (a)(b)		4,370	4,369,897
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2007-CD5, Class AMA, 6.58%, 11/15/44 (e)		3,210	3,208,086
Series 2017-CD3, Class A4, 3.63%, 2/10/50		850	885,332
Citigroup/Deutsche Bank Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		5,129	5,260,225
CLNS Trust, Series 2017-IKPR, Class E, (1 mo. LIBOR US + 3.500%), 4.74%, 6/11/32 (a)(b)		3,560	3,563,342
Commercial Mortgage Pass-Through Certificates:
Series 2005-C6, Class F, 5.83%, 6/10/44 (b)(e)		470	484,809
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		1,656	1,686,738
Series 2013-WWP, Class D, 3.90%, 3/10/31 (b)		2,090	2,159,373
Series 2014-CR14, Class A4, 4.24%, 2/10/47 (e)		855	922,467
Series 2014-CR16, Class A4, 4.05%, 4/10/47		4,806	5,133,259

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2014-CR17, Class A5, 3.98%, 5/10/47	USD	7,062	$7,523,931
Series 2014-CR18, Class A4, 3.55%, 7/15/47		390	403,778
Series 2014-CR18, Class C, 4.89%, 7/15/47 (e)		2,974	3,009,621
Series 2014-CR19, Class A5, 3.80%, 8/10/47		1,391	1,462,090
Series 2014-CR21, Class C, 4.56%, 12/10/24 (e)		1,010	1,010,679
Series 2014-LC15, Class A4, 4.01%, 4/10/47		1,020	1,085,652
Series 2015-CR23, Class CMD, 3.81%, 5/10/48 (b)(e)		3,350	3,296,546
Series 2015-CR25, Class C, 4.70%, 8/10/48 (e)		1,010	1,032,146
Series 2015-CR25, Class D, 3.95%, 8/10/48 (e)		790	636,263
Series 2015-LC19, Class C, 4.40%, 2/10/48 (e)		700	709,444
Series 2015-LC19, Class D, 2.87%, 2/10/48 (b)		2,280	1,839,446
Series 2015-LC21, Class C, 4.45%, 7/10/48 (e)		1,600	1,543,397
Series 2016-667M, Class D, 3.28%, 10/10/36 (b)(e)		630	596,662
Series 2017-COR2, Class D, 3.00%, 9/10/50 (b)		520	407,285
Series 2014-FL4, Class D, (1 mo. LIBOR US + 2.450%), 2.83%, 7/13/31 (a)(b)		660	654,422
Series 2014-PAT, Class A, (1 mo. LIBOR US + 0.800%), 2.03%, 8/13/27 (a)(b)		2,788	2,788,872
Series 2014-PAT, Class E, (1 mo. LIBOR US + 3.150%), 4.47%, 8/13/27 (a)(b)		540	542,245
Series 2014-TWC, Class A, (1 mo. LIBOR US + 0.850%), 2.09%, 2/13/17 (a)(b)		1,715	1,715,802
Series 2014-TWC, Class B, (1 mo. LIBOR US + 1.600%), 2.84%, 2/13/32 (a)(b)		3,190	3,202,276
Series 2017-DLTA, Class E, (1 mo. LIBOR US + 1.964%), 3.21%, 8/13/19 (a)(b)		1,990	1,958,982
Series 2017-DLTA, Class F, (1 mo. LIBOR US + 2.581%), 3.83%, 8/13/19 (a)(b)		1,820	1,783,088
Core Industrial Trust:
Series 2015-CALW, Class G, 3.98%, 2/10/34 (b)(e)		1,971	1,923,388
Series 2015-TEXW, Class A, 3.08%, 2/10/34 (b)		2,970	3,030,605
Series 2015-TEXW, Class D, 3.98%, 2/10/34 (b)(e)		1,330	1,347,842
Series 2015-TEXW, Class E, 3.98%, 2/10/34 (b)(e)		250	247,619
Series 2015-TEXW, Class F, 3.98%, 2/10/34 (b)(e)		5,869	5,659,790
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, (1 mo. LIBOR US + 1.400%), 2.63%, 11/15/33 (a)(b)		4,208	4,233,742
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.46%, 11/12/43 (b)(e)		144	143,488
Credit Suisse Commercial Mortgage Trust:
Series 2008-C1, Class A3, 6.51%, 2/15/41 (e)		445	444,843
Series 2015-DEAL, Class A, (1 mo. LIBOR US + 1.320%), 2.55%, 4/15/29 (a)(b)		4,009	4,011,354

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	73

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp, Series 2005-C3, Class C, 4.95%, 7/15/37 (e)	USD	200	$204,798
Credit Suisse Mortgage Capital Certificates:
Series 17-1, Class A, 4.50%, 3/25/21 (b)		20,577	20,858,329
Series 17-1, Class CERT, 8.75%, 3/25/21 (b)(d)		13,452	9,662,111
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (b)		2,730	2,861,087
Series 2015-DEAL, Class D, (1 mo. LIBOR US + 3.100%), 4.33%, 4/15/29 (a)(b)		1,205	1,207,256
Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 2.83%, 11/15/33 (a)(b)		690	692,622
Series 2017-CHOP, Class E, (1 mo. LIBOR US + 3.300%), 4.53%, 7/15/32 (a)(b)		2,133	2,135,689
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.64%, 9/10/49 (b)(e)		3,608	2,912,861
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 9/10/35 (b)(e)		1,190	1,233,953
FREMF Mortgage Trust:
Series 2015-K48, Class B, 3.76%, 8/25/48 (b)(e)		780	782,891
Series 2017-K64, Class B, 4.12%, 3/25/27 (b)(e)		2,346	2,360,396
Series 2017-K725, Class B, 4.01%, 2/25/24 (b)(e)		4,620	4,688,999
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.49%, 12/15/34 (b)(e)		2,571	2,575,387
Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (b)(e)		4,750	4,718,331
Series 2015-NRF, Class GFX, 3.49%, 12/15/34 (b)(e)		2,272	2,234,753
Series 2015-NRF, Class AFL1, (1 mo. LIBOR US + 1.300%), 2.53%, 12/15/34 (a)(b)		478	477,238
GS Mortgage Securities Corp Trust:
Series 2017-500K, Class D, (1 mo. LIBOR US + 1.300%), 2.53%, 7/15/32 (a)(b)		230	230,141
Series 2017-500K, Class E, (1 mo. LIBOR US + 1.500%), 2.73%, 7/15/19 (a)(b)		480	480,441
Series 2017-500K, Class F, (1 mo. LIBOR US + 1.800%), 3.03%, 7/15/19 (a)(b)		200	200,307
Series 2017-500K, Class G, (1 mo. LIBOR US + 2.500%), 3.73%, 7/15/19 (a)(b)		130	130,040
GS Mortgage Securities Trust:
Series 2010-C1, Class A1, 3.68%, 8/10/43 (b)		486	495,206
Series 2014-GC20, Class B, 4.53%, 4/10/47 (e)		140	141,535
Series 2014-GC22, Class D, 4.80%, 6/10/47 (b)(e)		240	201,441
Series 2014-GC24, Class A5, 3.93%, 9/10/47		882	935,865
Series 2015-GC32, Class C, 4.56%, 7/10/48 (e)		1,370	1,383,609
Series 2015-GC32, Class D, 3.35%, 7/10/48		610	505,176
Series 2016-RENT, Class C, 4.20%, 2/10/29 (b)(e)		1,070	1,106,200
Series 2017-GS7, Class A4, 3.43%, 8/10/50		1,010	1,030,985
Series 2017-GS7, Class D, 3.00%, 8/10/50 (b)		530	452,033

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2017-GS7, Class E, 3.00%, 8/10/50 (b)	USD	180	$146,228
HMH Trust, Series 2017-NSS, Class A, 3.06%, 7/05/31 (b)		3,390	3,407,466
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38 (b)		760	741,898
Impac CMB Trust:
Series 2004-11, Class 1A2, (1 mo. LIBOR US + 0.520%), 1.76%, 3/25/35 (a)		2,168	1,962,308
Series 2005-6, Class 1A1, (1 mo. LIBOR US + 0.500%), 1.74%, 10/25/35 (a)		1,521	1,365,904
IMT Trust:
Series 2017-APTS, Class AFX, 3.48%, 6/15/34 (b)		1,540	1,577,834
Series 2017-APTS, Class DFX, 3.61%, 6/15/34 (b)(e)		1,600	1,558,299
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C26, Class A4, 3.49%, 1/15/48		1,247	1,286,700
Series 2015-C28, Class B, 3.99%, 3/15/25		3,000	2,940,016
Series 2015-C33, Class D1, 4.27%, 12/15/48 (b)(e)		1,873	1,791,281
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2017-JP5, Class D, 4.80%, 3/15/50 (b)(e)		1,650	1,615,322
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2003-PM1A, Class G, 6.21%, 8/12/40 (b)(e)		1,180	1,424,862
Series 2014-C21, Class A5, 3.77%, 8/15/47		1,420	1,495,147
Series 2014-C22, Class A4, 3.80%, 9/15/47		563	592,447
Series 2014-C22, Class D, 4.71%, 9/15/47 (b)(e)		800	681,121
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (b)		885	896,869
Series 2014-DSTY, Class D, 3.93%, 6/10/27 (b)(e)		1,170	1,130,689
Series 2015-JP1, Class C, 4.90%, 1/15/49 (e)		4,710	4,925,481
Series 2015-UES, Class C, 3.62%, 9/05/32 (b)(e)		3,431	3,502,145
Series 2015-UES, Class E, 3.62%, 9/05/32 (b)(e)		3,880	3,890,470
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (b)		1,470	1,473,332
Series 2016-NINE, Class A, 2.85%, 10/06/38 (b)(e)		4,650	4,567,737
Series 2017-JP7, Class B, 4.05%, 9/15/50		320	326,665
Series 2008-C2, Class A4FL, (1 mo. LIBOR US + 1.500%), 2.74%, 2/12/51 (a)		1,659	1,622,778
Series 2014-CBM, Class E, (1 mo. LIBOR US + 3.850%), 5.08%, 10/15/29 (a)(b)		670	670,000
Series 2015-SGP, Class A, (1 mo. LIBOR US + 1.700%), 2.93%, 7/15/36 (a)(b)		5,480	5,491,999
Series 2016-WPT, Class A, (1 mo. LIBOR US + 1.450%), 2.68%, 10/15/33 (a)(b)		2,200	2,206,875
Series 2017-MAUI, Class D, (1 mo. LIBOR US + 1.950%), 3.18%, 7/15/34 (a)(b)		470	470,146

See Notes to Consolidated Financial Statements.

74	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2017-MAUI, Class E, (1 mo. LIBOR US + 2.950%), 4.18%, 7/15/19 (a)(b)	USD	2,580	$2,584,835
Series 2017-MAUI, Class F, (1 mo. LIBOR US + 3.750%), 4.98%, 7/15/19 (a)(b)		240	240,599
JPMorgan Commercial Mortgage-Backed Securities Trust, Series 2009-RR1, Class A4B, 5.72%, 3/18/51 (b)(e)		3	3,042
Lehman Brothers Small Balance Commercial Mortgage Trust:
Series 2006-2A, Class M2, (1 mo. LIBOR US + 0.390%), 1.63%, 9/25/36 (a)(b)		670	622,294
Series 2007-1A, Class 1A, (1 mo. LIBOR US + 0.250%), 1.49%, 3/25/37 (a)(b)		2,029	1,890,649
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, (1 mo. LIBOR US + 1.800%), 3.03%, 9/15/28 (a)(b)		676	678,559
Series 2015-LSP, Class D, (1 mo. LIBOR US + 4.000%), 5.23%, 9/15/28 (a)(b)		691	700,559
Series 2015-LSP, Class E, (1 mo. LIBOR US + 5.600%), 6.83%, 9/15/28 (a)(b)		1,007	1,021,820
MAD Mortgage Trust:
Series 2017-330M, Class D, 4.11%, 8/15/34 (b)(e)		1,085	1,095,334
Series 2017-330M, Class E, 4.17%, 8/15/24 (b)(d)(e)		3,010	2,943,088
Merrill Lynch Mortgage Investors Trust, Series 1998-C3, Class G, 6.00%, 12/15/30 (b)		441	440,087
Merrill Lynch Mortgage Trust:
Series 2005-MKB2, Class F, 6.53%, 9/12/42 (b)(e)		1,350	1,451,733
Series 2008-C1, Class AJ, 6.66%, 2/12/51 (e)		720	722,033
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, 5.86%, 9/12/49 (e)		347	347,148
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 6/15/47		2,530	2,672,047
Series 2015-C23, Class D, 4.27%, 7/15/50 (b)(e)		970	778,569
Series 2015-C24, Class A4, 3.73%, 5/15/48		840	881,830
Series 2015-C25, Class C, 4.68%, 10/15/48 (e)		1,990	2,060,374
Series 2015-C25, Class D, 3.07%, 10/15/48		1,269	1,027,934
Series 2015-C26, Class A5, 3.53%, 10/15/48		810	835,203
Series 2015-C26, Class D, 3.06%, 10/15/48 (b)		1,935	1,563,017
Series 2017-C33, Class C, 4.56%, 5/15/50 (e)		840	864,840
Morgan Stanley Capital I Trust:
Series 2008-T29, Class A4, 6.50%, 1/11/43 (e)		770	775,180
Series 2014-CPT, Class E, 3.56%, 7/13/29 (b)(e)		250	251,868
Series 2014-CPT, Class F, 3.56%, 7/13/29 (b)(e)		2,230	2,231,771
Series 2014-CPT, Class G, 3.56%, 7/13/29 (b)(e)		1,290	1,268,675
Series 2015-MS1, Class C, 4.16%, 5/15/48 (e)		1,000	987,827
Series 2015-MS1, Class D, 4.16%, 6/15/25 (b)(e)		310	265,452
Series 2017-H1, Class A5, 3.53%, 6/15/50		1,090	1,126,733

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2017-H1, Class C, 4.28%, 6/15/50 (e)	USD	950	$952,162
Series 2017-H1, Class D, 2.55%, 6/15/50 (b)		4,190	3,246,663
Series 2015-XLF2, Class AFSB, (1 mo. LIBOR US + 2.750%), 3.98%, 8/15/26 (a)(b)		600	600,000
Series 2017-PRME, Class D, (1 mo. LIBOR US + 3.400%), 4.63%, 2/15/34 (a)(b)		700	702,840
Olympic Tower Mortgage Trust:
Series 2017-OT, Class D, 4.08%, 5/10/39 (b)		3,010	3,013,341
Series 2017-OT, Class E, 4.08%, 5/10/39 (b)		5,660	5,423,597
RAIT Trust:
Series 2017-FL7, Class A, (1 mo. LIBOR US + 0.950%), 2.18%, 6/15/37 (a)(b)		3,530	3,531,226
Series 2017-FL7, Class C, (1 mo. LIBOR US + 2.500%), 3.73%, 6/15/37 (a)(b)		550	549,999
Resource Capital Corp. Ltd.:
Series 2017-CRE5, Class A, (1 mo. LIBOR US + 0.800%), 2.03%, 7/15/34 (a)(b)		3,120	3,126,814
Series 2017-CRE5, Class B, (1 mo. LIBOR US + 2.000%), 3.23%, 7/15/34 (a)(b)		990	989,998
RSO, Series 17, Class REPO, 5.20%, 7/17/20 (d)		10,410	10,382,934
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (b)(d)		1,353	1,328,428
Velocity Commercial Capital Loan Trust:
Series 2016-2, Class M1, 3.66%, 10/25/46 (d)(e)		360	362,729
Series 2016-2, Class M2, 4.46%, 10/25/46 (d)(e)		200	201,192
Series 2016-2, Class M3, 5.50%, 10/25/46 (d)(e)		340	344,355
Series 2016-2, Class M4, 7.23%, 10/25/46 (d)(e)		370	387,856
Series 2015-1, Class AFL, (1 mo. LIBOR US + 2.430%), 3.67%, 6/25/45 (a)(b)(d)		1,640	1,648,041
Series 2016-2, Class AFL, (1 mo. LIBOR US + 1.800%), 3.04%, 10/25/46 (a)(d)		1,328	1,343,518
VNDO Mortgage Trust, Series 2013-PENN, Class D, 4.08%, 12/13/29 (b)(e)		550	564,027
VNDO Trust, Series 2016-350P, Class E, 4.03%, 1/10/35 (b)(e)		1,960	1,890,566
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48 (e)		204	204,147
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, (1 mo. LIBOR US + 1.350%), 2.58%, 6/15/29 (a)(b)		3,870	3,876,888
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR13, Class 2A, (Cost of Funds for the 11th District of San Franciso + 1.500%), 2.21%, 10/25/46 (a)		6,033	5,865,159
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 2/15/48		902	854,029
Series 2015-C31, Class A4, 3.70%, 11/15/48		130	136,013
Series 2015-NXS2, Class A5, 3.77%, 7/15/58 (e)		3,050	3,206,593
Series 2015-NXS4, Class D, 3.75%, 12/15/48 (e)		320	285,801
Series 2017-C38, Class A5, 3.45%, 7/15/50		1,261	1,294,258

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	75

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2017-C39, Class C, 4.12%, 9/15/50	USD	590	$582,703
Series 2017-C39, Class D, 4.50%, 9/15/50 (b)(e)		430	407,205
Series 2014-TISH, Class SCH1, (1 mo. LIBOR US + 2.750%), 3.98%, 1/15/27 (a)(b)		8,224	8,227,614
WF-RBS Commercial Mortgage Trust, Series 2014-C21, Class A5, 3.68%, 8/15/47		1,515	1,584,659

			457,935,836
Interest Only Commercial Mortgage-Backed Securities — 0.3%
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.15%, 6/05/37 (b)(e)		13,000	210,470
Banc of America Commercial Mortgage Trust:
Series 2015-UBS7, Class XA, 1.05%, 9/15/48 (e)		1,188	64,486
Series 2017-BNK3, Class XB, 0.78%, 2/15/50 (e)		23,000	1,177,140
Series 2017-BNK3, Class XD, 1.44%, 2/15/50 (b)(e)		5,000	458,550
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (b)(e)		17,710	1,234,564
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class XD, 1.86%, 1/10/48 (b)(e)		5,497	613,740
Series 2016-C4, Class XA, 1.92%, 5/10/58 (e)		6,249	687,691
Series 2016-C4, Class XB, 0.89%, 5/10/58 (e)		5,810	311,532
Citigroup Commercial Mortgage Trust:
Series 2014-GC25, Class XE, 1.38%, 10/10/47 (b)(e)		2,760	186,323
Series 2016-P3, Class XA, 1.87%, 4/15/49 (e)		8,619	901,571
Series 2017-P8, Class XA, 0.93%, 9/15/50 (e)		7,150	510,265
Citigroup/Deutsche Bank Mortgage Trust, Series 2017-CD3, Class XA, 1.20%, 2/10/50 (e)		8,927	672,697
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.48%, 3/10/46 (e)		28,318	868,965
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (b)(e)		150,000	987,000
Series 2015-CR23, Class XA, 1.13%, 5/10/48 (e)		29,211	1,442,651
Series 2015-CR25, Class XA, 1.10%, 8/10/48 (e)		23,708	1,338,339
Series 2016-DC2, Class XA, 1.22%, 2/10/49 (e)		11,076	720,815
Series 2017-COR2, Class XA, 1.19%, 9/10/50 (e)		7,860	729,958
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (b)(e)		12,909	385,299
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (b)(e)		9,900	576,124
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class XA, 1.20%, 11/15/48 (e)		7,084	408,616
Deutsche Bank JPMorgan Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 6/10/50 (b)(e)		5,780	411,305
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (b)(e)		93,870	328,835

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust, Series 2016-GS3, Class XA, 1.40%, 10/10/49 (e)	USD	4,935	$413,772
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23, Class XA, 0.98%, 9/15/47 (e)		40,963	1,310,081
Series 2015-C29, Class XA, 1.07%, 5/15/48 (e)		3,034	111,807
Series 2016-C1, Class XA, 1.55%, 3/15/49 (e)		18,041	1,449,409
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (b)(d)(e)		4,940	270,218
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.69%, 4/15/46 (e)		4,570	124,220
Series 2014-C22, Class XA, 1.08%, 9/15/47 (e)		4,032	194,589
Series 2015-C27, Class XA, 1.50%, 2/15/48 (e)		37,357	2,375,264
Series 2016-JP3, Class XC, 0.75%, 8/15/49 (b)(e)		13,040	562,806
Series 2016-JP4, Class XA, 0.96%, 12/15/49 (e)		2,985	138,060
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.39%, 3/10/50 (b)(e)		3,994	207,793
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.34%, 12/15/47 (b)(d)(e)		4,370	269,026
Series 2015-C22, Class XA, 1.29%, 4/15/48 (e)		3,046	183,031
Series 2015-C26, Class XA, 1.26%, 10/15/48 (e)		12,117	794,329
Series 2015-C26, Class XD, 1.50%, 10/15/48 (b)(e)		4,490	415,594
Series 2016-C28, Class XA, 1.44%, 1/15/49 (e)		4,079	317,656
Series 2016-C29, Class XA, 1.81%, 5/15/49 (e)		7,811	798,363
Series 2016-C29, Class XB, 1.12%, 5/15/49 (e)		9,126	666,600
Series 2016-C31, Class XA, 1.60%, 11/15/49 (e)		2,647	246,250
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class XD, 1.70%, 3/15/49 (b)(e)		13,984	1,443,988
Series 2017-H1, Class XD, 2.36%, 6/15/50 (b)(e)		3,293	518,680
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 5/10/39 (b)		36,697	1,257,973
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.22%, 2/10/32 (b)(e)		53,230	315,654
Series 2017-1MKT, Class XNCP, 0.00%, 2/10/32 (b)(d)(e)		10,646	10,646
UBS Commercial Mortgage Trust, Series 2017-C1, Class XA, 1.78%, 6/15/50 (e)		6,966	801,704
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.12%, 2/15/48 (e)		16,473	861,702

See Notes to Consolidated Financial Statements.

76	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2015-NXS1, Class XB, 0.49%, 5/15/48 (e)	USD	3,210	$103,544
Series 2015-NXS4, Class XA, 1.09%, 12/15/48 (e)		3,223	182,571
Series 2016-BNK1, Class XB, 1.48%, 8/15/49 (e)		6,800	674,900
Series 2016-BNK1, Class XD, 1.41%, 8/15/49 (b)(e)		3,420	296,890
Series 2016-C33, 1.97%, 3/15/59 (e)		16,188	1,698,582
Series 2016-LC25, Class XA, 1.24%, 12/15/59 (e)		12,318	807,054
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class XA, 1.30%, 5/15/47 (e)		4,930	244,194

			35,293,886
Total Non-Agency Mortgage-Backed Securities — 6.2%			722,172,080

Preferred Securities
Capital Trusts
Airlines — 0.0%
Korean Air Lines Co. Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 10.440%), 6.88%, 6/12/47 (m)		200	201,985
Banks — 0.4%
ABN AMRO Bank NV, (5 yr. Euro Swap + 3.898%), 4.75% (m)(p)	EUR	1,400	1,661,236
Banco Bilbao Vizcaya Argentaria SA, (5 yr. Euro Swap + 9.177%), 8.88% (m)(p)		1,200	1,647,601
Banco Popular Espanol SA:
(5 yr. Euro Swap + 8.179%), 8.25% (d)(m)(p)		400	—
(5 yr. Euro Swap + 10.743%), 11.50% (d)(m)(p)		700	—
Banco Santander SA, (5 yr. Euro Swap + 6.803%), 6.75% (m)(p)		3,100	4,030,256
Bank of East Asia Ltd.:
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.834%), 5.50% (m)(p)	USD	688	704,515
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.682%), 5.63% (m)(p)		995	1,021,736
Hongkong & Shanghai Banking Corp. Ltd., (3 mo. LIBOR US + 0.000%), 1.50% (a)(p)		1,500	1,243,800
HSBC Holdings PLC, (USD Swap Rate 11:00 am NY 1 + 3.746%), 6.00% (m)(p)		10,345	10,819,836
HSH Nordbank AG, 7.25% (p)		3,839	1,074,920
Industrial & Commercial Bank of China Asia Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.135%), 4.25% (m)(p)		850	843,186
Intesa Sanpaolo SpA, (5 yr. Euro Swap + 6.884%), 7.00% (m)(p)	EUR	1,049	1,321,943
Macquarie Bank Ltd.:
(5 yr. Swap Semi 30/360 US + 3.703%), 6.13% (m)(p)		1,304	1,349,249
(5 yr. Swap Semi 30/360 US + 3.703%), 6.13% (b)(m)(p)	USD	5,504	5,694,989
Nanyang Commercial Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.205%), 5.00% (m)(p)		1,500	1,500,013

Capital Trusts		Par (000)	Value
Banks (continued)
National Westminster Bank PLC, (3mo. LIBOR + 0.25% %), 1.63% (e)(p)	USD	2,000	$1,693,794
Postal Savings Bank of China Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.634%), 4.50% (m)(p)		2,000	1,993,600
UniCredit SpA, (5 yr. Euro Swap + 9.300%), 9.25% (m)(p)	EUR	700	960,732
Westpac Banking Corp., (USD Swap Rate 11:00 am NY 1 + 2.888%), 5.00% (m)(p)	USD	325	324,649
Woori Bank:
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.306%), 4.50% (m)(p)		1,238	1,231,722
(5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.347%), 5.25% (m)(p)		1,975	2,004,854

			41,122,631
Capital Markets — 0.1%
Bank of New York Mellon Corp., (3 mo. LIBOR US + 3.131%), 4.63% (m)(p)		6,967	7,107,733
Lehman Brothers Holdings Capital Trust VII, 5.86% (d)(f)(l)(p)		1,888	—
State Street Corp., (3 mo. LIBOR US + 1.000%), 2.32%, 6/15/47 (a)		1,048	956,090

			8,063,823
Construction & Engineering — 0.0%
Chalieco Hong Kong Corp. Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 8.292%), 5.70% (m)(p)		200	207,323
Consumer Finance — 0.1%
General Motors Financial Co., Inc., (3 mo. LIBOR US + 3.598%), 5.75% (m)(p)		13,320	13,802,850
Diversified Financial Services — 0.0%
HBOS Capital Funding LP, 6.85% (p)		2,046	2,092,035
Huarong Finance 2017 Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 7.773%), 4.50% (m)(p)		399	409,115

			2,501,150
Diversified Telecommunication Services — 0.0%
Orange SA:
(5 yr. Euro Swap + 3.361%), 4.00% (m)(p)	EUR	1,300	1,669,166
(5 yr. Euro Swap + 3.668%), 5.25% (m)(p)		1,090	1,486,932

			3,156,098
Electric Utilities — 0.0%
Electricite de France SA, (8 yr. Euro Swap + 2.441%), 4.13% (m)(p)		800	1,015,103
Gas Natural Fenosa Finance BV, (9 yr. Euro Swap + 3.079%), 3.38% (m)(p)		900	1,092,956

			2,108,059
Insurance — 0.0%
Ethias SA, 5.00%, 1/14/26		900	1,169,548
Machinery — 0.0%
Weichai International Hong Kong Energy Group Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 6.084%), 3.75% (m)(p)	USD	1,100	1,095,911
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (b)(p)		3,770	4,024,475

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	77

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Capital Trusts		Par (000)	Value
Metals & Mining — 0.0%
BHP Billiton Finance Ltd., (5 yr. Euro Swap + 4.800%), 5.63%, 10/22/79 (m)	EUR	1,800	$2,563,527
Multi-Utilities — 0.1%
Dominion Energy, Inc., 2.58%, 7/01/20	USD	6,650	6,705,492
Real Estate Management & Development — 0.0%
AT Securities BV, (5 yr. Swap Semi 30/360 US + 3.546%), 5.25% (m)(p)		1,250	1,250,813
Grand City Properties SA, (5 yr. Euro Swap + 3.888%), 3.75% (m)(p)	EUR	800	1,011,606
Yuzhou Properties Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 8.527%), 5.38% (m)(p)	USD	800	797,000

			3,059,419
Transportation Infrastructure — 0.0%
Royal Capital BV, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.930%), 4.88% (m)(p)		219	219,442
Wireless Telecommunication Services — 0.0%
Telefonica Europe BV:
(10 yr. Euro Swap + 4.301%), 5.88% (m)(p)	EUR	1,400	1,906,985
(5 yr. Euro Swap + 3.858%), 3.75% (m)(p)		500	621,918

			2,528,903
Total Capital Trusts — 0.8%			92,530,636

Preferred Stocks		Shares
Diversified Financial Services — 0.0%
Concrete Investment II SCA, 0.00%, 8/27/44 (d)(f)		12,471	324,267
Electrical Equipment — 0.0%
NEXANS SA, 2.50% (j)		1,115,600	1,033,456
Total Preferred Stocks — 0.0%			1,357,723

Trust Preferreds
Banks — 0.1%
Citigroup Capital XIII, 7.68%, 10/30/40		349,440	9,707,443
Total Preferred Securities — 0.9%			103,595,802

Taxable Municipal Bonds		Par (000)
Adams & Weld Counties School District No. 27J Brighton, CO GO, 5.00%, 12/01/42	USD	1,650	1,935,813
Alamo Community College District GO:
5.00%, 8/15/30 (t)		1,130	1,378,826
5.00%, 8/15/31 (t)		1,130	1,370,995
5.00%, 8/15/34 (t)		1,130	1,350,395
5.00%, 8/15/35 (t)		1,260	1,499,778
5.00%, 8/15/36 (t)		1,650	1,956,207
5.00%, 8/15/37 (t)		1,600	1,890,912
5.00%, 8/15/38 (t)		1,570	1,851,046
American Municipal Power, Inc. RB, 6.45%, 2/15/44		895	1,198,539
Arizona Health Facilities Authority RB, 1.71%, 1/01/37 (e)		1,355	1,195,354
Bay Area Toll Authority RB:
6.92%, 4/01/40		3,145	4,467,472
7.04%, 4/01/50		5,965	9,170,173

Taxable Municipal Bonds		Par (000)	Value
Brooklyn Arena Local Development Corp. RB, 5.00%, 7/15/42	USD	2,465	$2,754,021
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 6/01/47		4,270	4,085,109
California Health Facilities Financing Authority RB, 5.00%, 8/15/33		1,190	1,405,771
California Pollution Control Financing Authority RB, 5.00%, 11/21/45 (b)		1,000	1,073,700
Central Texas Regional Mobility Authority RB:
5.00%, 1/01/45		900	999,342
5.00%, 1/01/46		900	1,004,913
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 7/01/51		700	777,994
Chesapeake Bay Bridge & Tunnel District RB AGM, 5.00%, 7/01/41		880	1,007,310
City & County of Honolulu, HI GO, 5.00%, 9/01/41		960	1,129,104
City of Aurora, CO Water Revenue RB, 5.00%, 8/01/46		1,700	1,975,094
City of Houston, TX Airport System Revenue RB, 5.00%, 7/01/24		700	798,553
City of Houston, TX Combined Utility System Revenue RB, 5.00%, 11/15/35		1,245	1,465,328
City of Hutto, TX GO AGM, 5.00%, 8/01/57 (t)		830	947,951
City of Los Angeles Department of Airports RB, 5.00%, 5/15/47		1,320	1,517,855
City of Riverside, CA Electric Revenue RB, 7.61%, 10/01/40		1,325	2,003,387
City Public Service Board of San Antonio, TX RB, 5.81%, 2/01/41		3,260	4,245,433
Clark County School District GO:
5.00%, 6/15/23		545	640,386
5.00%, 6/15/24		680	812,512
5.00%, 6/15/27		365	439,394
5.00%, 6/15/28		705	843,638
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		785	839,141
Commonwealth Financing Authority RB, 4.14%, 6/01/38		1,730	1,809,217
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35 (f)(l)		37,230	18,056,550
Connecticut State Health & Educational Facility Authority RB, 5.00%, 7/01/45		1,700	1,847,730
Contra Costa Community College District GO, 6.50%, 8/01/34		570	733,664
County of Clark Department of Aviation RB, 5.00%, 7/01/21		1,800	2,029,878
County of Miami-Dade, FL Aviation Revenue RB:
2.50%, 10/01/24		2,490	2,434,847
3.35%, 10/01/29		560	556,382
3.45%, 10/01/30		1,030	1,029,155
3.50%, 10/01/31		965	963,302
5.00%, 10/01/38		1,600	1,810,432
5.00%, 10/01/40		1,650	1,907,169
County of Miami-Dade, FL GO:
5.00%, 7/01/34		1,000	1,171,430
5.00%, 7/01/35		960	1,121,328
Dallas Area Rapid Transit RB:
5.00%, 12/01/41		1,780	2,061,400
5.00%, 12/01/46		2,410	2,773,910
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		2,025	2,224,705
Series A, 5.00%, 11/01/43		60	64,867
5.00%, 11/01/45		3,670	3,959,379
5.00%, 11/01/45		2,650	2,909,382
District of Columbia RB:
5.00%, 7/15/34		775	889,266
5.59%, 12/01/34		2,675	3,327,299

See Notes to Consolidated Financial Statements.

78	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Taxable Municipal Bonds		Par (000)	Value
5.00%, 7/15/35	USD	775	$886,809
Dutchess County Local Development Corp. RB, 5.00%, 7/01/46		2,685	3,003,522
East Bay Municipal Utility District Water System Revenue RB, 5.00%, 6/01/45		840	994,039
Geisinger Authority RB, 5.00%, 2/15/45		1,965	2,235,875
Golden State Tobacco Securitization Corp. RB:
5.13%, 6/01/47		4,095	4,064,451
5.75%, 6/01/47		815	815,000
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		600	618,126
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 7/01/33		755	915,347
Health & Educational Facilities Authority of the State of Missouri RB:
5.00%, 11/15/29		840	988,319
3.65%, 8/15/57		2,895	2,870,190
Kentucky Economic Development Finance Authority RB, 5.25%, 6/01/50		850	923,066
Los Angeles Community College District GO, 6.60%, 8/01/42		4,740	6,845,840
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		1,065	1,595,082
Los Angeles Unified School District, 5.75%, 7/01/34		415	531,088
Los Angeles Unified School District GO, 6.76%, 7/01/34		4,355	6,035,203
Maryland Health & Higher Educational Facilities Authority RB, 5.25%, 7/01/27		815	949,100
Massachusetts Bay Transportation Authority RB:
5.00%, 7/01/39 (t)		970	1,145,017
5.00%, 7/01/40 (t)		1,020	1,203,090
5.00%, 7/01/41 (t)		1,060	1,245,352
5.00%, 7/01/41 (t)		890	1,043,160
5.00%, 7/01/42 (t)		1,115	1,308,943
5.00%, 7/01/42 (t)		890	1,041,523
5.00%, 7/01/43 (t)		890	1,039,885
5.00%, 7/01/44 (t)		890	1,038,247
5.00%, 7/01/45 (t)		890	1,037,429
Massachusetts Clean Water Trust RB:
5.00%, 2/01/27		670	824,951
5.00%, 2/01/28		1,140	1,394,984
Massachusetts Development Finance Agency RB, 5.00%, 7/01/47		1,260	1,419,478
Massachusetts Educational Financing Authority RB, 5.00%, 1/01/22		500	558,285
Mesquite Independent School District GO PSF, 5.00%, 8/15/42		1,700	1,974,720
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB, 5.00%, 7/01/46		1,800	2,000,574
Metropolitan Transportation Authority RB:
5.87%, 11/15/39		735	930,459
6.67%, 11/15/39		350	483,424
6.69%, 11/15/40		1,160	1,603,016
6.81%, 11/15/40		860	1,206,838
5.00%, 11/15/42		1,700	1,980,874
5.25%, 11/15/57		2,090	2,463,107
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB:
7.46%, 10/01/46		1,060	1,536,883
5.00%, 10/01/53		1,000	1,079,270
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB AGC, 0.00%, 10/01/39 (k)		800	339,976

Taxable Municipal Bonds		Par (000)	Value
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50	USD	1,300	$1,429,974
Michigan Finance Authority RB:
5.00%, 6/01/39		840	943,026
5.00%, 11/15/41		850	947,444
Mississippi Hospital Equipment & Facilities Authority RB, 5.00%, 9/01/46		1,610	1,756,269
Municipal Electric Authority of Georgia RB:
5.00%, 1/01/20		1,630	1,760,563
6.64%, 4/01/57		1,610	2,030,081
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		2,329	3,511,107
New Jersey Transportation Trust Fund Authority RB, 5.00%, 6/15/29		915	1,019,960
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 7/15/40		930	1,077,284
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
2.28%, 5/01/26		1,265	1,202,332
3.05%, 5/01/27		4,675	4,647,979
5.00%, 8/01/31		470	562,651
5.00%, 2/01/35		1,040	1,215,812
5.00%, 5/01/36		990	1,158,518
New York City Water & Sewer System RB:
5.75%, 6/15/41		1,330	1,768,009
6.01%, 6/15/42		665	908,024
5.38%, 6/15/43		4,410	4,953,180
5.50%, 6/15/43		5,285	5,960,159
5.88%, 6/15/44		1,195	1,636,349
5.00%, 6/15/47		2,350	2,740,124
New York Convention Center Development Corp. RB:
5.00%, 11/15/40		930	1,068,300
5.00%, 11/15/46		2,370	2,725,524
New York State Dormitory Authority RB:
5.00%, 2/15/27		870	1,075,546
5.00%, 2/15/28		870	1,064,784
5.00%, 2/15/31		780	932,997
5.00%, 3/15/32		1,395	1,656,409
5.39%, 3/15/40		1,470	1,837,441
New York State Urban Development Corp. RB:
2.86%, 3/15/24		5,580	5,629,160
3.12%, 3/15/25		2,900	2,968,759
New York Transportation Development Corp. RB:
5.00%, 8/01/20		2,200	2,360,006
5.00%, 7/01/46		730	801,686
5.25%, 1/01/50		3,450	3,833,709
Northwest Independent School District GO PSF, 5.00%, 2/15/42		2,285	2,635,885
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		2,790	3,950,389
Oregon School Boards Association GO, 5.49%, 6/30/23		3,300	3,809,289
Oregon School Boards Association GO AMBAC, 4.76%, 6/30/28		4,460	4,926,739
Oxnard School District GO BAM, 5.00%, 8/01/45		1,270	1,474,394
Palm Beach County School District GO, 5.00%, 8/01/26		4,900	6,002,255
Pennsylvania Economic Development Financing Authority RB:
5.00%, 12/31/22		1,000	1,145,630
5.00%, 12/31/38		320	354,883
Pennsylvania Turnpike Commission RB:
5.00%, 6/01/42		830	935,003

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	79

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Taxable Municipal Bonds		Par (000)	Value
5.25%, 6/01/47	USD	830	$955,629
Port Authority of New York & New Jersey RB:
4.96%, 8/01/46		1,970	2,400,504
5.00%, 11/15/47		860	986,566
4.93%, 10/01/51		1,045	1,255,244
4.46%, 10/01/62		3,505	3,917,013
4.81%, 10/15/65		1,740	2,040,863
Princeton Independent School District GO PSF, 5.25%, 2/15/47		1,680	2,000,359
Public Power Generation Agency RB, 5.00%, 1/01/35		1,070	1,230,992
Regents of the University of California Medical Center Pooled Revenue RB:
6.40%, 5/15/31		2,040	2,586,026
6.58%, 5/15/49		2,860	3,958,097
Richardson Independent School District GO PSF, 5.00%, 2/15/42		1,700	1,965,149
Royal Oak Hospital Finance Authority RB, 5.00%, 9/01/39		1,160	1,280,315
Salt Lake City Corp. Airport Revenue RB:
5.00%, 7/01/47		2,960	3,381,978
5.00%, 7/01/47		1,100	1,284,679
Salt River Project Agricultural Improvement & Power District RB, 5.00%, 12/01/36		1,280	1,495,283
San Diego Public Facilities Financing Authority Sewer Revenue RB, 5.00%, 5/15/39		1,250	1,464,675
San Francisco City & County Airport Comm-San Francisco International Airport RB:
5.00%, 5/01/41		1,690	1,933,191
5.00%, 5/01/46		830	944,067
South Carolina Public Service Authority RB:
2.39%, 12/01/23		2,692	2,518,070
5.00%, 12/01/46		830	908,875
5.00%, 12/01/49		1,730	1,889,731
5.00%, 12/01/50		1,730	1,899,540
State Board of Administration Finance Corp. RB, 3.00%, 7/01/20		3,770	3,842,535
State of California GO:
5.00%, 9/01/27		250	308,092
7.50%, 4/01/34		2,210	3,212,677
7.55%, 4/01/39		3,715	5,712,927
7.30%, 10/01/39		820	1,203,006
7.35%, 11/01/39		1,320	1,939,080
7.60%, 11/01/40		6,115	9,550,652
State of Georgia GO:
5.00%, 7/01/26		855	1,067,861
5.00%, 2/01/28		1,880	2,346,259
5.00%, 2/01/29		1,880	2,331,990
5.00%, 2/01/30		1,880	2,319,600
5.00%, 2/01/31		1,305	1,597,098
5.00%, 2/01/32		1,305	1,588,537
State of Illinois GO, 5.10%, 6/01/33		8,190	8,277,797
State of Kansas Department of Transportation RB, 5.00%, 9/01/35		930	1,093,950
State of Maryland GO, 5.00%, 3/15/28		840	1,047,682
State of Ohio GO:
5.00%, 5/01/27		1,740	2,125,045
5.00%, 5/01/30		1,180	1,421,640
5.00%, 3/15/32		2,380	2,802,831
5.00%, 5/01/32		1,580	1,888,843
State of Washington GO:
5.00%, 7/01/28		480	571,968
5.00%, 8/01/28		1,000	1,219,210
5.00%, 8/01/29		1,000	1,214,740
5.00%, 8/01/30		1,000	1,208,810
5.00%, 8/01/40 (t)		2,375	2,791,266
5.00%, 8/01/40 (t)		1,120	1,316,302
5.00%, 8/01/41 (t)		2,585	3,035,669

Taxable Municipal Bonds		Par (000)	Value
5.00%, 8/01/41 (t)	USD	1,175	$1,379,850
5.00%, 8/01/42 (t)		2,820	3,306,394
5.00%, 8/01/42 (t)		1,245	1,459,738
State of Wisconsin RB, 3.15%, 5/01/27		4,780	4,807,581
Sumter Landing Community Development District RB, 4.17%, 10/01/47		920	966,791
Tampa-Hillsborough County Expressway Authority RB, 5.00%, 7/01/47		830	954,193
Texas A&M University RB:
2.76%, 5/15/26		5,045	5,012,662
2.84%, 5/15/27		2,240	2,229,651
Texas Private Activity Bond Surface Transportation Corp. RB, 5.00%, 12/31/55		370	400,636
Texas Water Development Board RB:
5.00%, 10/15/40		1,590	1,847,834
5.00%, 10/15/45		1,360	1,572,038
Tobacco Settlement Finance Authority RB, 7.47%, 6/01/47		3,005	2,932,489
Tobacco Settlement Financing Corp. RB:
5.00%, 6/01/41		1,700	1,653,216
6.71%, 6/01/46		3,325	3,042,009
TSASC, Inc. RB, 5.00%, 6/01/41		1,700	1,880,132
United Independent School District GO PSF, 5.00%, 8/15/47		1,510	1,761,385
University of California RB:
3.06%, 7/01/25		1,865	1,912,669
4.86%, 5/15/12		1,415	1,528,709
University of Houston RB:
5.00%, 2/15/33		955	1,121,027
5.00%, 2/15/34		875	1,022,105
5.00%, 2/15/35		1,990	2,319,703
5.00%, 2/15/36		2,560	2,973,747
University of Massachusetts Building Authority RB, 5.00%, 11/01/31		1,190	1,409,496
University of New Mexico RB, 5.00%, 6/01/47		1,530	1,764,350
University of Virginia RB:
5.00%, 4/01/44		1,970	2,327,713
5.00%, 4/01/46		1,820	2,147,145
4.18%, 9/01/99		2,470	2,472,717
Weld County School District No. RE-4 GO, 5.25%, 12/01/41		1,560	1,853,327
West Virginia Hospital Finance Authority RB:
5.00%, 6/01/19		895	947,975
5.00%, 6/01/20		965	1,053,346
5.00%, 6/01/21		960	1,074,048
5.00%, 6/01/22		1,050	1,198,470
5.00%, 6/01/23		870	1,008,782
5.00%, 6/01/24		935	1,100,523
Wisconsin Health & Educational Facilities Authority RB, 5.00%, 12/15/44		790	861,226
Total Taxable Municipal Bonds — 3.8%			444,937,503

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.1%
Fannie Mae 6.63%, 11/15/30		1,450	2,052,314
Freddie Mac:
4.88%, 6/13/18		4,300	4,405,427
3.75%, 3/27/19		3,650	3,770,753

			10,228,494

See Notes to Consolidated Financial Statements.

80	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.5%
Fannie Mae:
Series 2005-48, Class AR, 5.50%, 2/25/35	USD	4	$4,547
Series 2016-C02, Class 1M2, (1 mo. LIBOR US + %), 7.24%, 9/25/28 (a)		640	741,448
Series 2016-C04, Class 1M2, (1 mo. LIBOR US + %), 5.49%, 1/25/29- 4/25/29 (a)		8,591	9,438,515
Series 2017-C01, Class 1B1, (1 mo. LIBOR US + %), 6.99%, 7/25/29 (a)		1,713	1,902,117
Series 2017-C01, Class 1M2, (1 mo. LIBOR US + %), 4.79%, 7/25/29 (a)		3,204	3,379,051
Series 2017-C03, Class 1B1, (1 mo. LIBOR US + %), 6.09%, 10/25/29 (a)		9,530	9,832,271
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + %), 4.24%, 10/25/29 (a)		676	696,884
Series 2017-C04, Class 2M2, (1 mo. LIBOR US + %), 4.09%, 11/25/29 (a)		1,585	1,606,625
Series 2017-C05, Class 1B1, (1 mo. LIBOR US + %), 4.84%, 1/25/30 (a)		3,850	3,585,734
Series 2017-C05, Class 1M2, (1 mo. LIBOR US + %), 3.44%, 1/25/30 (a)		2,245	2,216,036
Freddie Mac:
Series 2015-DN1, Class B, (1 mo. LIBOR US + %), 12.74%, 1/25/25 (a)		506	676,430
Series 2015-HQ2, Class B, (1 mo. LIBOR US + %), 9.19%, 5/25/25 (a)		531	587,853
Series 2016-DNA4, Class M3, (1 mo. LIBOR US + %), 5.04%, 3/25/29 (a)		3,200	3,458,032
Series 2017-DNA1, Class M2, (1 mo. LIBOR US + %), 4.49%, 7/25/29 (a)		3,290	3,438,333
Series 2017-DNA2, Class B1, (1 mo. LIBOR US + %), 6.39%, 10/25/29 (a)		2,180	2,305,473
Series 2017-DNA2, Class M2, (1 mo. LIBOR US + %), 4.69%, 10/25/29 (a)		4,004	4,233,775
Series 2017-DNA3, Class B1, (1 mo. LIBOR US + %), 5.68%, 3/25/30 (a)		3,870	3,917,770
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + %), 3.73%, 3/25/30 (a)		7,630	7,652,950
Series 2017-HQA2, Class M2, (1 mo. LIBOR US + %), 3.89%, 12/25/29 (a)		2,959	2,970,014

			62,643,858
Commercial Mortgage-Backed Securities — 0.5%
Fannie Mae:
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (e)		2,451	2,574,788
Series 2015-M10, Class A2, 3.09%, 4/25/27 (e)		1,000	1,013,100
Series 2017-M7, Class A2, 2.96%, 2/25/27 (e)		3,366	3,394,353
Series 2017-M8, Class A2, 3.06%, 5/25/27		10,296	10,449,749
Freddie Mac:
Series K034, Class A2, 3.53%, 7/25/23 (e)		1,220	1,292,096
Series K058, Class A2, 2.65%, 8/25/26		1,160	1,148,327
Series K059, Class A2, 3.12%, 9/25/26 (e)		7,380	7,568,104
Series K060, Class A2, 3.30%, 10/25/26		10,150	10,527,339
Series K061, Class A2, 3.35%, 11/25/26 (e)		7,480	7,792,130
Series K062, Class A2, 3.41%, 12/25/26		237	247,468
Series K063, Class A2, 3.43%, 1/25/27 (e)		1,560	1,634,293
Series K065, Class A2, 3.24%, 4/25/27		9,630	9,943,251
Series K067, Class A2, 3.19%, 7/25/27		1,850	1,899,047
Series KPLB, Class A, 2.77%, 5/25/25		2,700	2,711,788

			62,195,833

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2013-M5, Class X2, 2.36%, 1/25/22 (e)	USD	10,924	$616,700
Series 2014-M13, Class X2, 0.23%, 8/25/24 (e)		122,974	1,049,297
Series 2015-M4, Class X2, 0.65%, 7/25/22 (e)		39,101	867,807
Series 2016-M4, Class X2, 2.69%, 1/25/39 (e)		13,646	1,616,203
Freddie Mac:
Series K045, Class X1, 0.58%, 1/25/25 (e)		14,004	399,300
Series K056, Class X1, 1.40%, 5/25/26 (e)		9,862	863,811
Series K064, Class X1, 0.75%, 3/25/27 (e)		26,640	1,306,063
Series K065, Class X1, 0.82%, 4/25/27 (e)		46,852	2,556,840
Series K718, Class X1, 0.77%, 1/25/22 (e)		6,000	138,980
Series K721, Class X1, 0.46%, 8/25/22 (e)		12,819	178,502
Series KW03, Class X1, 0.85%, 6/25/27 (e)		7,745	470,967
Ginnie Mae:
Series 2012-120, Class IO, 0.79%, 2/16/53 (e)		15,955	739,700
Series 2012-23, Class IO, 0.80%, 6/16/53 (e)		4,611	140,252
Series 2013-191, Class IO, 0.76%, 11/16/53 (e)		3,007	112,790
Series 2014-112, Class IO, 1.06%, 1/16/48 (e)		7,360	414,971
Series 2014-40, Class AI, 1.00%, 2/16/39		8,972	209,321
Series 2014-52, Class AI, 0.83%, 8/16/41		6,530	159,651
Series 2016-110, Class IO, 1.04%, 5/16/58 (e)		6,593	530,317
Series 2016-119, Class IO, 1.13%, 10/16/52 (e)		10,188	809,986
Series 2016-125, Class IO, 1.06%, 12/16/57 (e)		9,381	723,027
Series 2016-152, Class IO, 0.98%, 8/15/58 (e)		18,455	1,469,989
Series 2016-158, Class IO, 0.91%, 6/16/58 (e)		6,627	508,567
Series 2016-87, Class IO, 1.01%, 8/16/58 (e)		9,376	698,958
Series 2017-100, Class IO, 0.81%, 5/16/59 (e)		8,932	645,268
Series 2017-111, Class IO, 0.74%, 2/16/59 (e)		25,846	1,976,156
Series 2017-69, Class IO, 0.80%, 7/16/59 (e)		5,705	417,507
Series 2017-86, Class IO, 0.77%, 5/16/59 (e)		6,180	446,656

			20,067,586
Mortgage-Backed Securities — 59.9%
Fannie Mae Mortgage-Backed Securities:
2.50%, 3/01/22-10/01/32 (u)		568,634	573,210,219
5.00%, 5/01/23-10/01/47 (u)		56,647	62,081,799
4.00%, 1/01/25-10/01/47 (q)(u)		1,425,435	1,505,462,132
4.50%, 2/01/25-10/01/47 (u)		243,260	261,255,599
3.50%, 12/01/25-10/01/47 (u)		706,144	731,353,165
3.00%, 1/01/27-10/01/47 (q)(u)(v)		1,051,476	1,062,182,820
5.50%, 12/01/32-10/01/47 (u)		36,333	40,632,664
6.00%, 2/01/34-10/01/47 (u)		24,570	27,730,009

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	81

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (continued)
6.50%, 5/01/40	USD	4,181	$4,753,061
Freddie Mac Mortgage-Backed Securities:
2.50%, 2/01/24-10/01/32 (u)		144,212	145,699,462
3.00%, 10/01/27-3/01/47 (q)(u)		616,441	621,352,179
3.50%, 9/01/30-10/01/47 (u)		408,363	422,653,166
5.50%, 2/01/35-6/01/41		4,766	5,304,571
5.00%, 7/01/35-11/01/41		15,621	17,105,356
4.50%, 2/01/39-10/01/47 (u)		48,455	52,016,543
4.00%, 1/01/40-10/01/47 (u)		331,688	351,185,647
6.00%, 10/01/47 (u)		15,600	17,537,814
Ginnie Mae Mortgage-Backed Securities:
5.00%, 4/15/33-7/20/44		11,084	12,131,218
4.00%, 4/20/39-10/15/47 (q)(u)		309,913	326,985,602
4.50%, 12/20/39-10/15/47 (q)		62,736	67,222,581
3.50%, 12/20/41-10/15/47 (u)		347,641	361,629,217
3.00%, 10/15/47 (u)		266,451	270,156,321
5.50%, 10/15/47 (u)		5,800	6,302,091

			6,945,943,236
Total U.S. Government Sponsored Agency Securities — 61.2%			7,101,079,007

U.S. Treasury Obligations
U.S. Treasury Bonds:
6.13%, 8/15/29		13,038	18,096,846
6.25%, 5/15/30 (q)		12,213	17,344,845
4.25%, 5/15/39		21,157	26,466,911
4.50%, 8/15/39		20,531	26,545,139
4.38%, 11/15/39		20,611	26,225,887
3.13%, 2/15/43		57,147	60,301,246
2.88%, 5/15/43-11/15/46 (q)		131,026	131,749,957
3.63%, 8/15/43 (w)		53,415	61,297,885
3.75%, 11/15/43 (q)(w)		52,327	61,337,055
3.00%, 2/15/47 (q)		70,938	72,969,154
2.75%, 8/15/47 (q)		159,057	155,602,481
U.S. Treasury Inflation Indexed Bonds, 0.88%, 2/15/47		7,048	6,945,288
U.S. Treasury Notes:
1.25%, 4/30/19-5/31/19 (q)		675,483	673,453,051
1.38%, 9/30/19-9/15/20 (q)		643,506	640,947,500
1.50%, 4/15/20-3/31/23 (q)(v)		447,337	445,152,817
2.63%, 8/15/20-11/15/20 (q)		286,523	294,867,115
1.88%, 4/30/22-8/31/24 (q)		204,938	203,746,034
1.75%, 5/31/22-9/30/22 (q)		241,297	239,459,533
1.63%, 8/31/22-4/30/23 (q)		280,213	275,827,919
2.00%, 11/30/22-11/15/26 (q)		449,079	445,012,809
2.13%, 5/15/25		39,105	38,851,428
2.25%, 11/15/25-2/15/27 (w)		74,175	73,857,738
Total U.S. Treasury Obligations — 34.5%			3,996,058,638
Total Long-Term Investments (Cost — $18,154,610,827) — 157.6%			18,274,967,752

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements — 1.7% (x)
Barclays Bank PLC, (2.75)%, Open (y)	EUR	657	$775,921
(Purchased on 6/30/17 to be repurchased at EUR 652,043, collateralized by NEW Areva Holding SA, 4.38% due at 11/06/19, par and fair value of EUR 600,000 and $760,903, respectively)
Barclays Bank PLC, (0.70)%, Open (y)		2,793	3,301,517
(Purchased on 2/06/17 to be repurchased at EUR 2,780,650, collateralized by Kingdom of Spain, 5.40% due at 1/31/23, par and fair value of EUR 2,200,000 and $3,272,829, respectively)
Barclays Bank PLC, (0.25)%, Open (y)	USD	522	521,875
(Purchased on 1/26/17 to be repurchased at $520,991, collateralized by Bank of Communications Co. Ltd., 5.00% (p), par and fair value of USD 500,000 and $512,750, respectively)
Barclays Bank PLC, 0.14%, Open (y)	GBP	23,633	31,667,831

(Purchased on 6/09/17 to be repurchased at GBP 23,642,953, collateralized by United Kingdom Gilt Inflation Linked Bonds, 0.13% due at 3/22/26, par and fair value of GBP 19,846,306 and $31,169,964, respectively)

Barclays Capital, Inc., 0.75%, Open (y)	USD	5,447	5,447,250
(Purchased on 6/01/17 to be repurchased at $5,460,641, collateralized by Target Corp., 4.00% due at 7/01/42, par and fair value of USD 5,400,000 and $5,423,321, respectively)
BNP Paribas Securities Corp., 1.02%, 10/2/17		9,441	9,441,250
(Purchased on 9/29/17 to be repurchased at $9,442,053, collateralized by U.S. Treasury Bonds, 3.00% due at 5/15/47, par and fair value of USD 9,100,000 and $9,363,758, respectively)
Citigroup Global Markets, Inc., 0.65%, Open (y)		4,847	4,847,277
(Purchased on 9/14/17 to be repurchased at $4,848,678, collateralized by Target Corp., 3.63% due at 4/15/46, par and fair value of USD 5,143,000 and $4,839,080, respectively)
Citigroup Global Markets, Inc., 0.85%, Open (y)		7,002	7,001,500
(Purchased on 4/24/17 to be repurchased at $7,027,619, collateralized by Walt Disney Co., 4.13% due at 6/01/44, par and fair value of USD 6,700,000 and $7,024,262, respectively)
Citigroup Global Markets, Inc., 0.85%, Open (y)		5,441	5,440,500
(Purchased on 6/01/17 to be repurchased at $5,455,658, collateralized by Target Corp., 4.00% due at 7/01/42, par and fair value of USD 5,400,000 and $5,423,320, respectively)

See Notes to Consolidated Financial Statements.

82	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (x)
Citigroup Global Markets, Inc., 0.85%, Open (y)	USD	5,406	$5,406,450
(Purchased on 9/01/17 to be repurchased at $5,409,641, collateralized by Netflix, Inc., 4.38% due at 11/15/26, par and fair value of USD 5,420,000 and $5,438,645, respectively)
Deutsche Bank AG, (0.60)%, Open (y)	EUR	2,855	3,373,813
(Purchased on 1/31/17 to be repurchased at EUR 2,843,117, collateralized by Kingdom of Spain, 5.40% due at 1/31/23, par and fair value of EUR 2,200,000 and $3,272,828, respectively)
J.P. Morgan Securities PLC, (5.00)%, Open (y)		99	117,507
(Purchased on 9/15/17 to be repurchased at EUR 99,243, collateralized by Monitchem HoldCo 2 SA, 6.88% due at 6/15/22, par and fair value of EUR 100,000 and $110,070, respectively)
J.P. Morgan Securities PLC, (1.65)%, Open (y)		778	919,983
(Purchased on 7/11/17 to be repurchased at EUR 775,543, collateralized by Saipem Finance International BV, 3.75% due at 9/08/23, par and fair value of EUR 700,000 and $872,125, respectively)
J.P. Morgan Securities PLC, (1.10)%, Open (y)		113	133,337
(Purchased on 4/18/17 to be repurchased at EUR 112,247, collateralized by Syngenta Finance NV, 1.88% due at 11/02/21, par and fair value of EUR 100,000 and $120,008, respectively)
J.P. Morgan Securities PLC, 0.00%, Open (y)	USD	571	571,477
(Purchased on 7/07/17 to be repurchased at $571,477, collateralized by Industrial & Commercial Bank of China Ltd., 6.00% (p), par and fair value of USD 500,000 and $520,895, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc.,
0.68%, 10/2/17		99,251	99,251,250
(Purchased on 9/29/17 to be repurchased at $99,256,874, collateralized by U.S. Treasury Notes, 2.25% due at 8/15/27, par and fair value of USD 99,500,000 and $98,823,710, respectively)
Nomura International PLC, 0.00%, Open (y)	JPY	1,070,749	9,515,654

(Purchased on 9/28/17 to be repurchased at JPY 1,070,749,000, collateralized by Government of Japan (20-Year Bond), 0.60% due at 9/20/37, par and fair value of JPY 1,070,000,000 and $9,529,157, respectively)

RBC Capital Markets, LLC, 0.90%, Open (y)	USD	7,714	7,714,000
(Purchased on 8/08/17 to be repurchased at $7,724,028, collateralized by Continental Resources, Inc., 5.00% due at 9/15/22, par and fair value of USD 7,600,000 and $7,723,500, respectively)

			195,448,392
Money Market Funds		Shares
SL Liquidity Series, LLC, Money Market Series, 1.32% (z)(aa)(ab)		105,456,022	105,466,567
Total Money Market Funds — 0.9%			105,466,567
Total Short-Term Securities
(Cost — $298,687,145) — 2.6%			300,914,959

Options Purchased			Value
(Cost — $38,794,283) — 0.3%			$35,077,382
Total Investments Before TBA Sale Commitments, Options Written, Borrowed Bonds and Investments Sold Short (Cost — $18,492,092,255) — 160.5%			18,610,960,093

TBA Sale Commitments (u)		Par (000)
Mortgage-Backed Securities — (38.2)%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/32	USD	33,561	(33,789,111)
3.00%, 10/01/32-10/01/47		1,238,023	(1,254,450,097)
3.50%, 10/01/32-10/01/47		517,017	(533,287,593)
4.00%, 10/01/47		1,479,418	(1,557,665,560)
4.50%, 10/01/47		4,419	(4,743,520)
6.00%, 10/01/47		2,138	(2,407,589)
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/01/47		359,393	(360,699,056)
3.50%, 10/01/32-10/01/47		151,476	(156,404,245)
4.00%, 10/01/47		140,335	(147,757,402)
6.00%, 10/01/47		7,800	(8,773,782)
Ginnie Mae Mortgage-Backed Securities:
4.00%, 10/15/47		151,274	(159,304,516)
4.50%, 10/15/47		1,000	(1,069,219)
Total TBA Sale Commitments (Proceeds — $4,235,783,188) — (36.4)%			(4,220,351,690)

Options Written
(Premiums Received — $22,652,967) — (0.2)%			(23,374,446)

Borrowed Bonds		Par (000)
Corporate Bonds — (0.3)%
Banks — (0.0)%
Bank of Communications Co. Ltd., 5.00% (p)	USD	500	(512,750)
Diversified Financial Services — (0.0)%
Saipem Finance International BV, 3.75%, 9/08/23	EUR	700	(872,125)
Syngenta Finance NV, 1.88%, 11/02/21		100	(120,008)

			(992,133)
Hotels, Restaurants & Leisure — (0.1)%
Walt Disney Co., 4.13%, 6/01/44	USD	6,700	(7,024,262)
Internet & Direct Marketing Retail — (0.0)%
Netflix, Inc., 4.38%, 11/15/26		5,420	(5,438,645)
Multiline Retail — (0.1)%
Target Corp.,
4.00%, 7/01/42		10,800	(10,846,641)
3.63%, 4/15/46		5,143	(4,839,080)

			(15,685,721)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	83

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Borrowed Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels — (0.1)%
Continental Resources, Inc., 5.00%, 9/15/22	USD	7,600	$(7,723,500)
Trading Companies & Distributors — (0.0)%
Monitchem HoldCo 2 SA, 6.88%, 6/15/22	EUR	100	(110,070)
Total Corporate Bonds			(37,487,081)

Foreign Agency Obligations — (0.0)%
France — (0.0)%
NEW Areva Holding SA, 4.38%, 11/06/19		600	(760,903)
Hong Kong — (0.0)%
Industrial & Commercial Bank of China Ltd., 6.00% (p)	USD	500	(520,895)
Total Foreign Agency Obligations			(1,281,798)

Foreign Government Obligations — (0.3)%
Spain — (0.0)%
Kingdom of Spain, 5.40%, 1/31/23	EUR	4,400	(6,545,657)
United Kingdom — (0.3)%
United Kingdom Gilt Inflation Linked Bonds, 0.13%, 3/22/26	GBP	19,846	(31,169,964)
Total Foreign Government Obligations			(37,715,621)

Borrowed Bonds		Par (000)	Value
U.S. Treasury Obligations — (1.0)%
U.S. Treasury Bonds, 3.00%, 5/15/47	USD	9,100	$(9,363,758)
U.S. Treasury Notes: 2.25%, 8/15/27		99,500	(98,823,710)
Total U.S. Treasury Obligations			(108,187,468)
Total Borrowed Bonds (Proceeds — $182,759,145) — (1.6)%			(184,671,968)

Investments Sold Short
Japan — (0.1)%
Government of Japan (20-Year Bond), 0.60%, 9/20/37	JPY	1,070,000	(9,529,157)
Total Investments Sold Short (Proceeds — $9,535,686) — (0.1)%			(9,529,157)
Total Investments Net of TBA Sale Commitments, Options Written, Borrowed Bonds and Investments Sold Short — 122.2%			14,173,032,832
Liabilities in Excess of Other Assets — (22.2)%			(2,571,923,502)

Net Assets — 100.0%			$11,601,109,330

Notes to Consolidated Schedule of Investments

(a)	Floating rate security. Rate shown is the rate in effect as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(f)	Non-income producing security.

(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(h)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(i)	Security, or a portion of the security, is on loan.

(j)	Convertible security.

(k)	Zero-coupon bond.

(l)	Issuer filed for bankruptcy and/or is in default.

(m)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(n)	Issuer is a U.S. branch of a foreign domiciled bank.

(o)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(p)	Perpetual security with no stated maturity date.

(q)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(r)	Variable rate security. Rate shown is the rate in effect as of period end.

(s)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(t)	When-issued security.

See Notes to Consolidated Financial Statements.

84	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

(u)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(177,439,552)	$778,045
BNP Paribas Securities Corp.	$(69,443,674)	$211,747
Citigroup Global Markets, Inc.	$(153,522,230)	$2,010,040
Credit Suisse Securities (USA) LLC	$(78,658,067)	$810,856
Daiwa Capital Markets America, Inc.	$62,050,688	$(111,938)
Deutsche Bank Securities, Inc.	$(47,475,361)	$231,851
Goldman Sachs & Co.	$(114,983,492)	$400,496
Jefferies & Co., Inc.	$76,176,733	$(399,986)
J.P. Morgan Securities LLC	$(354,121,789)	$2,562,504
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(643,580,230)	$4,593,240
Mizuho Securities Co.	$(11,778,235)	$49,914
Morgan Stanley & Co. LLC	$(2,561,308)	$49,020
Nomura Securities International, Inc.	$(11,327,472)	$39,143
RBC Dominion Securities, Inc.	$(99,267,441)	$425,225
Wells Fargo Securities, LLC	$(104,825,676)	$317,011

(v)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.

(w)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(x)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(y)	The amount to be repurchased assumes the maturity will be the day after the period end.

(z)	Security was purchased with the cash collateral from loaned securities.

(aa)	Annualized 7-day yield as of period end.

(ab)	During the period ended September 30, 2017, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940,as amended, were as follows:

Affiliated	Par/Shares Held at September 30, 2016	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at September 30, 2017	Value at September 30, 2017	Income		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$7,020	—		$(3,646)	$3,374	$2,982	$20		$18	$(300)
BlackRock Liquidity Funds, T-Fund, Institutional Class	277,766,479	—		(277,766,479)[1]	—	—	95,310		—	—
iShares China Large-Cap ETF	—	148,380		(91,515)	56,865	2,504,335	19,228		242,969	301,385
iShares Core MSCI Emerging Markets ETF	70,243	872,153		(406,819)	535,577	23,999,205	8,874		118,939	584,575
iShares iBoxx $ High Yield Corporate Bond ETF	—	6,233,533		(4,947,533)	1,286,000	114,145,360	3,596,588		5,399,587	444,056
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	20,580		(20,580)	—	—	—		2,976	—
iShares U.S. Home Construction ETF	—	102,570		(102,570)	—	—	3,170		37,425	—
SL Liquidity Series, LLC, Money Market Series	2,081,765	103,374,257	[2]	—	105,456,022	105,466,567	612,542	[3]	(12,311)	—
Total						$246,118,449	$4,335,732		$5,789,603	$1,329,716

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	85

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	1.34%	4/06/17	Open	$432,400	$435,249	Corporate Bonds	Open/Demand[1]
RBC Capital Markets, LLC	1.34%	4/06/17	Open	2,458,140	2,474,335	Corporate Bonds	Open/Demand[1]
Nomura Securities International, Inc.	0.85%	4/13/17	Open	61,725,000	61,974,215	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate & Investment Bank SA	1.08%	7/10/17	Open	52,614,195	52,745,204	U.S. Treasury Obligations	Open/Demand[1]
Amherst Pierpont Securities LLC	1.16%	7/17/17	Open	94,587,500	94,818,943	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate & Investment Bank SA	1.13%	7/17/17	Open	117,852,500	118,133,644	U.S. Treasury Obligations	Open/Demand[1]
Nomura Securities International, Inc.	1.15%	7/17/17	Open	85,905,127	86,113,686	U.S. Treasury Obligations	Open/Demand[1]
Nomura Securities International, Inc.	0.95%	8/01/17	Open	140,350,000	140,572,221	U.S. Treasury Obligations	Open/Demand[1]
MUFG Securities Americas, Inc.	1.18%	8/15/17	Open	98,250,000	98,398,139	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate & Investment Bank SA	1.24%	8/24/17	10/25/17	300,779,645	301,162,972	U.S. Treasury Obligations	Up to 30 Days
Nomura Securities International, Inc.	0.89%	9/06/17	Open	54,931,250	54,965,017	U.S. Treasury Obligations	Open/Demand[1]
Morgan Stanley & Co. LLC	1.29%	9/14/17	10/13/17	202,117,309	202,233,189	U.S. Treasury Obligations	Up to 30 Days
RBC Capital Markets, LLC	1.30%	9/15/17	10/17/17	47,549,000	47,571,322	U.S. Government Sponsored Agency Securities	Up to 30 Days
RBC Capital Markets, LLC	1.30%	9/15/17	10/17/17	147,083,000	147,152,047	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	1.33%	9/20/17	10/23/17	108,857,000	108,897,217	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas Securities Corp.	1.33%	9/20/17	10/23/17	64,808,000	64,831,943	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate & Investment Bank SA	1.30%	9/20/17	10/23/17	36,567,000	36,580,205	U.S. Government Sponsored Agency Securities	Up to 30 Days
Bank of Montreal	(0.26%)	9/29/17	Open	149,625,000	149,622,839	U.S. Treasury Obligations	Open/Demand[1]
Bank of Montreal	1.25%	9/29/17	Open	122,115,221	122,123,701	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas Securities Corp.	(0.15%)	9/29/17	10/02/17	177,325,575	177,324,097	U.S. Treasury Obligations	Overnight
BNP Paribas Securities Corp.	1.20%	9/29/17	10/02/17	143,758,474	143,768,058	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	1.25%	9/29/17	10/02/17	330,569,696	330,592,652	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	(0.05%)	9/29/17	10/02/17	251,577,750	251,577,051	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.25%	9/29/17	10/02/17	73,346,974	73,352,067	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.25%	9/29/17	10/02/17	57,802,039	57,806,053	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	1.25%	9/29/17	10/02/17	146,442,140	146,452,309	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.18%	9/29/17	10/02/17	346,189,315	346,212,010	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.27%	9/29/17	10/02/17	11,252,468	11,253,261	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.27%	9/29/17	10/02/17	210,080,000	210,094,822	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.27%	9/29/17	10/02/17	122,762,500	122,771,162	U.S. Treasury Obligations	Overnight

See Notes to Consolidated Financial Statements.

86	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.65%	9/29/17	10/02/17	$130,996,521	$131,001,252	U.S. Treasury Obligations	Overnight
Total				$3,890,710,739	$3,893,010,882

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
VSTOXX Mini	462	October 2017	$762	$(101,495)
VSTOXX Mini	462	November 2017	$841	(27,975)
Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 161.50	79	November 2017	$132	1,785
Euro STOXX 50 Index	45	December 2017	$1,902	51,072
Nikkei 225 Index	1	December 2017	$181	56
Australian Government Bonds (10 Year)	93	December 2017	$9,268	(3,831)
NASDAQ 100 E-Mini Index	269	December 2017	$32,186	250,587
Canadian Government Bonds (10 Year)	298	December 2017	$32,314	(443,299)
Euro Dollar	1,028	December 2017	$253,196	(53,308)
U.S. Ultra Treasury Bonds	480	December 2017	$79,260	(1,015,042)
Long Gilt British	190	December 2017	$31,540	(582,109)
U.S. Treasury Notes (2 Year)	289	December 2017	$62,338	(3,065)
U.S. Treasury Notes (5 Year)	2,422	December 2017	$284,585	(59,308)
WTI Light Sweet Crude Oil[1]	239	March 2018	$12,485	164,864

				(1,821,068)

Short Contracts
CBOE Volatility Index	(386)	October 2017	$4,507	178,508
CBOE Volatility Index	(54)	November 2017	$703	17,418
E-Mini S&P 500 Index	(176)	December 2017	$22,142	(212,663)
WTI Light Sweet Crude Oil[1]	(229)	December 2017	$11,897	(208,165)
Euro-Bobl	(493)	December 2017	$76,435	225,641
Euro-Bund	(670)	December 2017	$127,499	601,633
Euro-OAT	(191)	December 2017	$35,022	256,556
Euro-Schatz	(36)	December 2017	$4,771	2,728
U.S. Treasury Bonds (30 Year)	(345)	December 2017	$52,720	575,056
U.S. Treasury Notes (10 Year)	(913)	December 2017	$114,410	73,571
Euro Dollar	(805)	December 2018	$197,497	135,169
Euro Dollar	(716)	March 2019	$175,581	(513,824)

				1,131,628
Total				$(689,440)

[1]	All or a portion of the security is held by a wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	66,623	USD	21,000	Deutsche Bank AG	10/03/17	$23
BRL	13,148,083	USD	4,144,000	Goldman Sachs International	10/03/17	4,982
JPY	741,015,395	USD	6,583,000	State Street Bank and Trust Co.	10/03/17	3,670

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	87

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	387,174,620	USD	6,628,000	JPMorgan Chase Bank N.A.	10/03/17	$93,704
SEK	53,732,750	USD	6,583,000	BNP Paribas S.A.	10/03/17	15,604
USD	4,165,000	BRL	12,905,253	BNP Paribas S.A.	10/03/17	92,645
USD	6,583,000	EUR	5,528,750	BNP Paribas S.A.	10/03/17	47,165
USD	6,583,000	HUF	1,689,893,623	BNP Paribas S.A.	10/03/17	174,198
USD	6,583,000	JPY	723,570,445	BNP Paribas S.A.	10/03/17	151,393
USD	6,583,000	MXN	119,542,343	Citibank N.A.	10/03/17	22,804
USD	6,628,000	RUB	381,559,378	JPMorgan Chase Bank N.A.	10/03/17	3,782
USD	6,583,000	SEK	52,299,677	JPMorgan Chase Bank N.A.	10/03/17	160,383
USD	6,583,000	TRY	23,416,389	BNP Paribas S.A.	10/03/17	18,790
USD	6,583,000	ZAR	88,886,958	Citibank N.A.	10/03/17	22,033
USD	802,980	EUR	671,000	Barclays Bank PLC	10/04/17	9,711
USD	85,362,704	EUR	71,512,218	Deutsche Bank AG	10/04/17	819,572
USD	84,770,012	EUR	71,512,219	Royal Bank of Scotland PLC	10/04/17	226,878
USD	10,750,480	GBP	8,000,000	Morgan Stanley & Co. International PLC	10/04/17	28,703
USD	1,741,312	JPY	192,139,287	Barclays Bank PLC	10/04/17	33,355
USD	1,745,650	JPY	192,139,288	Deutsche Bank AG	10/04/17	37,693
USD	2,378,000	JPY	267,184,684	JPMorgan Chase Bank N.A.	10/05/17	2,833
USD	3,026,000	MXN	53,885,979	Barclays Bank PLC	10/05/17	69,871
USD	1,729,000	MXN	30,671,363	JPMorgan Chase Bank N.A.	10/05/17	46,401
USD	5,838,000	MXN	105,085,751	Morgan Stanley & Co. International PLC	10/05/17	73,104
COP	20,367,307,320	USD	6,892,000	Credit Suisse International	10/06/17	37,034
USD	863,000	CAD	1,069,088	Morgan Stanley & Co. International PLC	10/06/17	6,148
USD	5,177,000	CAD	6,451,277	Morgan Stanley & Co. International PLC	10/06/17	6,430
EUR	3,510,000	USD	4,148,900	HSBC Bank PLC	10/11/17	2,293
TRY	3,567,756	USD	996,571	Barclays Bank PLC	10/11/17	1,138
TRY	4,354,794	USD	1,215,817	BNP Paribas S.A.	10/11/17	1,985
TRY	13,265,284	USD	3,700,000	HSBC Bank PLC	10/11/17	9,587
TRY	999,392	USD	279,040	Royal Bank of Scotland PLC	10/11/17	436
TRY	3,568,154	USD	996,571	UBS AG	10/11/17	1,250
TWD	121,328,150	USD	3,995,000	Bank of America N.A.	10/11/17	8,437
USD	4,205,573	EUR	3,510,000	BNP Paribas S.A.	10/11/17	54,380
USD	4,379,377	EUR	3,679,634	Goldman Sachs International	10/11/17	27,562
USD	3,523,000	MXN	64,220,767	Goldman Sachs International	10/11/17	3,498
USD	3,995,000	TWD	119,210,800	JPMorgan Chase Bank N.A.	10/11/17	61,429
RUB	58,942,200	USD	1,018,000	Credit Suisse International	10/13/17	3,487
USD	2,809,030	AUD	3,558,800	Barclays Bank PLC	10/13/17	18,008
USD	957	AUD	1,200	Deutsche Bank AG	10/13/17	15
USD	3,013,000	ZAR	39,333,383	Goldman Sachs International	10/13/17	114,569
RUB	311,502,000	USD	5,380,000	Bank of America N.A.	10/18/17	13,678
USD	4,536,000	CAD	5,636,910	Bank of America N.A.	10/18/17	17,767
RUB	251,426,142	USD	4,338,000	Citibank N.A.	10/20/17	13,929
USD	33,231,416	TRY	115,809,823	Royal Bank of Scotland PLC	10/20/17	933,664
USD	8,645,697	MXN	155,056,255	Goldman Sachs International	10/23/17	165,374
USD	11,447,347	MXN	209,082,351	Royal Bank of Scotland PLC	10/23/17	12,234
USD	152,482	TRY	533,000	BNP Paribas S.A.	10/23/17	3,970
USD	15,346,526	TRY	59,156,256	BNP Paribas S.A.	10/23/17	74,063
USD	36,335,528	TRY	140,645,744	BNP Paribas S.A.	10/23/17	327,378
USD	1,939,133	IDR	26,081,334,301	Barclays Bank PLC	10/26/17	7,318

See Notes to Consolidated Financial Statements.

88	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,262,658	IDR	30,428,221,702	Barclays Bank PLC	10/26/17	$8,874
USD	2,263,500	IDR	30,428,225,000	Barclays Bank PLC	10/26/17	9,716
USD	1,685,864	IDR	22,593,950,000	Barclays Bank PLC	10/26/17	12,356
USD	743,247	IDR	10,018,966,896	BNP Paribas S.A.	10/26/17	1,153
USD	845,114	IDR	11,392,139,100	BNP Paribas S.A.	10/26/17	1,311
USD	772,413	IDR	10,383,547,230	BNP Paribas S.A.	10/26/17	3,315
USD	2,295,771	IDR	30,949,286,028	BNP Paribas S.A.	10/26/17	3,392
USD	2,104,595	IDR	28,317,331,819	BNP Paribas S.A.	10/26/17	7,163
USD	2,105,691	IDR	28,317,331,279	BNP Paribas S.A.	10/26/17	8,258
USD	342,953	IDR	4,607,916,366	Deutsche Bank AG	10/26/17	1,650
USD	1,700,488	IDR	22,812,042,839	Deutsche Bank AG	10/26/17	10,826
USD	1,711,025	IDR	22,936,286,843	Deutsche Bank AG	10/26/17	12,160
USD	20,983,281	IDR	282,057,000,000	Deutsche Bank AG	10/26/17	91,621
USD	398,452	IDR	5,362,370,208	Goldman Sachs International	10/26/17	1,268
USD	1,220,458	IDR	16,424,926,336	Goldman Sachs International	10/26/17	3,883
USD	1,710,897	IDR	22,936,285,000	Goldman Sachs International	10/26/17	12,032
USD	342	IDR	4,585,504	JPMorgan Chase Bank N.A.	10/26/17	3
USD	1,917,285	IDR	25,848,841,975	JPMorgan Chase Bank N.A.	10/26/17	2,691
USD	2,328,285	IDR	31,315,435,000	JPMorgan Chase Bank N.A.	10/26/17	8,787
USD	2,305,860	IDR	31,002,285,000	JPMorgan Chase Bank N.A.	10/26/17	9,556
USD	2,340,797	IDR	31,472,012,928	JPMorgan Chase Bank N.A.	10/26/17	9,701
USD	1,528,061	IDR	20,578,403,923	UBS AG	10/26/17	3,843
USD	2,342,714	IDR	31,472,015,000	UBS AG	10/26/17	11,617
USD	2,565,852	IDR	34,405,502,827	UBS AG	10/26/17	17,475
USD	2,566,043	IDR	34,405,503,036	UBS AG	10/26/17	17,666
USD	381,058	EUR	319,426	Citibank N.A.	10/27/17	2,946
USD	625,045	EUR	523,603	HSBC Bank PLC	10/27/17	5,244
USD	625,151	EUR	521,197	JPMorgan Chase Bank N.A.	10/27/17	8,199
USD	638,889	EUR	532,225	JPMorgan Chase Bank N.A.	10/27/17	8,883
USD	6,628,000	GBP	4,935,396	State Street Bank and Trust Co.	11/02/17	7,241
USD	6,583,000	HUF	1,727,980,228	JPMorgan Chase Bank N.A.	11/02/17	21,374
EUR	5,139,684	USD	6,048,683	Citibank N.A.	11/03/17	37,535
GBP	6,372,991	EUR	7,175,773	BNP Paribas S.A.	11/03/17	52,215
GBP	437,009	EUR	492,006	Goldman Sachs International	11/03/17	3,642
USD	177,191,329	EUR	149,532,965	Deutsche Bank AG	11/06/17	92,267
AUD	4,424,000	USD	3,459,519	Bank of America N.A.	11/08/17	8,946
USD	5,500,000	JPY	608,170,750	Goldman Sachs International	11/10/17	84,446
USD	2,510,000	JPY	280,211,882	Citibank N.A.	11/14/17	14,410
USD	3,825,000	JPY	425,756,925	Goldman Sachs International	11/14/17	33,173
USD	3,765,000	JPY	420,492,556	Morgan Stanley & Co. International PLC	11/14/17	20,058
RUB	144,088,000	USD	2,480,000	Deutsche Bank AG	11/15/17	2,754
RUB	144,088,000	USD	2,480,000	JPMorgan Chase Bank N.A.	11/15/17	2,754
USD	10,861,886	RUB	627,979,960	Citibank N.A.	11/15/17	41,278
USD	11,666,868	RUB	674,520,000	Citibank N.A.	11/15/17	44,337
USD	9,334,785	RUB	537,875,000	Citibank N.A.	11/15/17	66,759
USD	18,670,820	RUB	1,074,515,000	Citibank N.A.	11/15/17	156,047
USD	1,562,533	ZAR	21,057,207	Bank of America N.A.	11/17/17	19,639
USD	3,326,700	ZAR	44,226,256	Deutsche Bank AG	11/17/17	86,173
USD	7,805,378	ZAR	104,727,873	Deutsche Bank AG	11/17/17	131,804

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	89

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	32,958,257	TRY	119,182,000	BNP Paribas S.A.	11/20/17	$25,708
USD	604,484	CNH	3,947,582	Deutsche Bank AG	12/12/17	13,187
USD	936,911	CNH	6,118,497	Deutsche Bank AG	12/12/17	20,439
USD	677,384	EUR	562,843	Deutsche Bank AG	12/12/17	9,398
USD	674,073	EUR	560,000	Deutsche Bank AG	12/12/17	9,462
USD	2,195,424	EUR	1,824,193	Deutsche Bank AG	12/12/17	30,460
USD	2,196,756	EUR	1,825,000	Deutsche Bank AG	12/12/17	30,835
USD	2,851,787	EUR	2,369,570	Deutsche Bank AG	12/12/17	39,567
USD	2,852,774	EUR	2,370,000	Deutsche Bank AG	12/12/17	40,043
USD	882,767	HKD	6,879,275	HSBC Bank PLC	12/12/17	455
USD	478,755	JPY	51,700,000	Bank of America N.A.	12/12/17	17,629
USD	2,694,097	JPY	292,250,211	Deutsche Bank AG	12/12/17	87,443
USD	8,812,829	JPY	955,998,060	Deutsche Bank AG	12/12/17	286,041
USD	1,153,595	JPY	129,282,000	Morgan Stanley & Co. International PLC	12/12/17	497
USD	837,737	JPY	93,037,500	Morgan Stanley & Co. International PLC	12/12/17	7,913
USD	671,400	JPY	73,621,000	Morgan Stanley & Co. International PLC	12/12/17	14,756
USD	96,675	JPY	10,635,000	Nomura International PLC	12/12/17	1,819
USD	876,460	KRW	989,804,098	HSBC Bank PLC	12/13/17	11,413
USD	510,248	TWD	15,151,817	HSBC Bank PLC	12/13/17	8,706
JPY	497,961,800	USD	4,435,000	Bank of America N.A.	12/15/17	7,347
JPY	871,854,200	USD	7,765,000	Bank of America N.A.	12/15/17	12,864
USD	3,900,000	CAD	4,858,970	Morgan Stanley & Co. International PLC	12/15/17	3,897
USD	6,600,000	JPY	734,012,400	National Australia Bank Ltd.	12/15/17	51,831
USD	2,200,000	KRW	2,483,448,000	Standard Chartered Bank	12/15/17	29,495
USD	3,000,000	ZAR	40,946,100	BNP Paribas S.A.	12/15/17	12,988
AUD	5,835,000	NZD	6,338,420	Morgan Stanley & Co. International PLC	12/20/17	1,621
CAD	3,565,000	NOK	22,609,301	BNP Paribas S.A.	12/20/17	14,437
CAD	5,840,000	NOK	36,707,308	BNP Paribas S.A.	12/20/17	65,175
CAD	5,840,000	NOK	36,232,008	BNP Paribas S.A.	12/20/17	124,967
CAD	5,820,000	NOK	36,998,252	Deutsche Bank AG	12/20/17	12,537
CAD	2,225,000	NOK	14,117,674	Morgan Stanley & Co. International PLC	12/20/17	8,170
CLP	2,619,744,250	USD	4,045,000	Credit Suisse International	12/20/17	40,371
CNH	39,793,001	USD	5,840,000	Morgan Stanley & Co. International PLC	12/20/17	117,326
EUR	5,800,000	GBP	5,117,340	Deutsche Bank AG	12/20/17	12,211
EUR	5,625,000	JPY	725,422,500	Citibank N.A.	12/20/17	205,631
EUR	225,000	JPY	29,018,927	Deutsche Bank AG	12/20/17	8,207
EUR	1,110,000	RUB	76,712,100	Bank of America N.A.	12/20/17	4,658
EUR	1,110,000	RUB	76,737,741	Deutsche Bank AG	12/20/17	4,219
EUR	4,361,181	SEK	41,590,058	Bank of America N.A.	12/20/17	47,017
EUR	5,451,477	SEK	51,980,218	Barclays Bank PLC	12/20/17	59,679
EUR	1,795,000	SEK	17,117,041	Deutsche Bank AG	12/20/17	19,454
EUR	7,541,908	SEK	71,876,290	Deutsche Bank AG	12/20/17	87,047
EUR	3,107,342	SEK	29,628,572	Goldman Sachs International	12/20/17	34,036
EUR	33,150,000	SEK	316,737,019	Goldman Sachs International	12/20/17	282,774
EUR	1,013,092	SEK	9,654,938	Morgan Stanley & Co. International PLC	12/20/17	11,704
GBP	5,118,414	EUR	5,730,000	Deutsche Bank AG	12/20/17	72,353
GBP	3,605,540	EUR	4,000,000	Deutsche Bank AG	12/20/17	94,139
GBP	675,000	USD	906,768	Citibank N.A.	12/20/17	68
KRW	18,615,239,700	USD	16,246,500	Citibank N.A.	12/20/17	24,425

See Notes to Consolidated Financial Statements.

90	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	18,610,365,750	USD	16,246,500	HSBC Bank PLC	12/20/17	$20,165
NOK	37,469,206	CAD	5,800,000	Credit Suisse International	12/20/17	62,746
NOK	25,555,534	CAD	4,005,000	JPMorgan Chase Bank N.A.	12/20/17	3,373
NOK	46,840,000	SEK	47,523,396	Deutsche Bank AG	12/20/17	28,681
NZD	6,350,380	AUD	5,825,000	BNP Paribas S.A.	12/20/17	14,840
NZD	3,172,387	AUD	2,892,500	JPMorgan Chase Bank N.A.	12/20/17	21,072
NZD	3,172,584	AUD	2,892,500	Morgan Stanley & Co. International PLC	12/20/17	21,213
NZD	12,784,718	AUD	11,670,000	Morgan Stanley & Co. International PLC	12/20/17	74,554
NZD	2,670,000	MXN	34,476,375	Goldman Sachs International	12/20/17	56,907
RUB	129,846,600	EUR	1,790,000	Deutsche Bank AG	12/20/17	97,608
RUB	287,120,000	EUR	4,000,000	Deutsche Bank AG	12/20/17	166,070
SEK	77,998,765	EUR	8,095,000	Citibank N.A.	12/20/17	11,616
TWD	122,028,400	USD	4,030,000	Goldman Sachs International	12/20/17	10,856
USD	9,181,476	AUD	11,685,000	BNP Paribas S.A.	12/20/17	24,555
USD	1,434,440	AUD	1,795,000	Goldman Sachs International	12/20/17	27,793
USD	9,201,753	AUD	11,650,000	HSBC Bank PLC	12/20/17	72,259
USD	4,045,000	CLP	2,541,069,000	BNP Paribas S.A.	12/20/17	82,319
USD	7,018,307	EUR	5,825,000	Goldman Sachs International	12/20/17	101,462
USD	1,828,969	GBP	1,360,000	Deutsche Bank AG	12/20/17	1,862
USD	21,745,000	KRW	24,566,848,650	JPMorgan Chase Bank N.A.	12/20/17	271,984
USD	10,748,000	KRW	12,191,456,400	Morgan Stanley & Co. International PLC	12/20/17	91,878
USD	10,650,000	MXN	192,334,740	HSBC Bank PLC	12/20/17	225,746
USD	58,492,000	MXN	1,056,342,123	HSBC Bank PLC	12/20/17	1,239,841
USD	816,059	NZD	1,120,000	HSBC Bank PLC	12/20/17	8,369
USD	818,957	NZD	1,120,000	HSBC Bank PLC	12/20/17	11,268
USD	1,653,850	NZD	2,260,000	HSBC Bank PLC	12/20/17	24,047
USD	410,000	SEK	3,250,806	Barclays Bank PLC	12/20/17	8,896
USD	1,350,000	ZAR	17,641,800	BNP Paribas S.A.	12/20/17	64,040
USD	8,065,000	TWD	241,990,325	HSBC Bank PLC	12/21/17	51,270
USD	5,800,000	TWD	172,985,000	HSBC Bank PLC	12/21/17	71,444
BRL	21,663,576	USD	6,732,000	Deutsche Bank AG	1/17/18	9,865
USD	16,790,000	HKD	132,970,084	Goldman Sachs International	1/19/18	278,326
INR	229,701,000	USD	3,450,000	HSBC Bank PLC	2/20/18	8,778
INR	519,299,200	USD	7,760,000	HSBC Bank PLC	2/20/18	59,472
USD	15,000,000	INR	994,125,000	Deutsche Bank AG	2/20/18	30,724
HKD	305,805,308	USD	39,270,000	JPMorgan Chase Bank N.A.	3/19/18	30,623
CNH	15,494,380	USD	2,255,000	HSBC Bank PLC	5/17/18	43,447
USD	14,670,000	CNH	103,445,505	JPMorgan Chase Bank N.A.	5/21/18	671,490
USD	142,842	TRY	533,000	BNP Paribas S.A.	6/25/18	3,902
MXN	108,029,850	USD	5,430,000	Barclays Bank PLC	6/14/19	3,449
USD	5,430,000	MXN	106,916,700	Barclays Bank PLC	6/14/19	52,537

						11,596,565

EUR	5,568,432	USD	6,583,000	State Street Bank and Trust Co.	10/03/17	(255)
GBP	4,940,186	USD	6,628,000	State Street Bank and Trust Co.	10/03/17	(7,276)
HUF	1,729,889,298	USD	6,583,000	JPMorgan Chase Bank N.A.	10/03/17	(22,517)
MXN	117,856,910	USD	6,583,000	JPMorgan Chase Bank N.A.	10/03/17	(115,296)
TRY	22,909,169	USD	6,583,000	JPMorgan Chase Bank N.A.	10/03/17	(160,976)
USD	6,628,000	GBP	5,138,721	BNP Paribas S.A.	10/03/17	(258,797)
ZAR	85,953,902	USD	6,583,000	JPMorgan Chase Bank N.A.	10/03/17	(238,529)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	91

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	20,800,634	USD	6,583,000	Royal Bank of Scotland PLC	10/04/17	$(20,147)
USD	10,811,898	GBP	8,359,950	UBS AG	10/04/17	(392,291)
CLP	2,509,552,800	USD	4,014,000	Royal Bank of Scotland PLC	10/05/17	(93,626)
JPY	266,465,601	USD	2,378,000	Citibank N.A.	10/05/17	(9,226)
MXN	38,656,936	USD	2,162,000	Credit Suisse International	10/05/17	(41,320)
MXN	58,321,048	USD	3,243,000	Deutsche Bank AG	10/05/17	(43,567)
MXN	50,104,978	USD	2,810,000	JPMorgan Chase Bank N.A.	10/05/17	(61,293)
MXN	42,620,377	USD	2,378,000	JPMorgan Chase Bank N.A.	10/05/17	(39,890)
CAD	2,123,111	USD	1,726,000	Barclays Bank PLC	10/06/17	(24,369)
USD	3,446,000	COP	10,286,310,000	BNP Paribas S.A.	10/06/17	(53,441)
USD	3,446,000	COP	10,286,310,000	BNP Paribas S.A.	10/06/17	(53,441)
USD	3,446,000	COP	10,223,592,800	Royal Bank of Scotland PLC	10/06/17	(32,105)
USD	10,000	COP	29,581,600	Royal Bank of Scotland PLC	10/06/17	(64)
EUR	3,510,000	USD	4,220,644	Morgan Stanley & Co. International PLC	10/11/17	(69,451)
MXN	75,092,680	EUR	3,510,000	Goldman Sachs International	10/11/17	(35,876)
MXN	64,053,072	USD	3,523,000	Bank of America N.A.	10/11/17	(12,689)
MXN	62,709,840	USD	3,523,000	Goldman Sachs International	10/11/17	(86,302)
TRY	12,397,468	USD	3,488,000	BNP Paribas S.A.	10/11/17	(21,094)
IDR	52,654,100,000	USD	3,995,000	JPMorgan Chase Bank N.A.	10/12/17	(90,179)
USD	3,264,000	JPY	367,435,987	Goldman Sachs International	10/12/17	(3,516)
USD	870,000	JPY	97,967,011	JPMorgan Chase Bank N.A.	10/12/17	(1,196)
AUD	3,560,000	USD	2,848,192	Deutsche Bank AG	10/13/17	(56,230)
USD	1,018,000	RUB	59,033,820	Deutsche Bank AG	10/13/17	(5,075)
CAD	3,954,617	USD	3,175,200	BNP Paribas S.A.	10/16/17	(5,442)
TRY	8,603,728	USD	2,480,000	Citibank N.A.	10/16/17	(77,637)
TRY	2,500,352	USD	721,966	Citibank N.A.	10/16/17	(23,809)
TRY	1,732,244	USD	500,178	Citibank N.A.	10/16/17	(16,495)
TRY	8,607,088	USD	2,480,000	Deutsche Bank AG	10/16/17	(76,699)
TRY	2,030,002	USD	586,011	Goldman Sachs International	10/16/17	(19,187)
TRY	1,406,385	USD	405,989	Goldman Sachs International	10/16/17	(13,293)
TRY	4,055,855	USD	1,172,023	HSBC Bank PLC	10/16/17	(39,533)
TRY	2,809,896	USD	811,977	HSBC Bank PLC	10/16/17	(27,388)
TRY	2,644,596	USD	761,856	Royal Bank of Scotland PLC	10/16/17	(23,423)
CAD	5,594,734	USD	4,536,000	BNP Paribas S.A.	10/18/17	(51,573)
MXN	44,096,349	USD	2,480,000	Goldman Sachs International	10/18/17	(66,245)
MXN	44,178,720	USD	2,480,000	JPMorgan Chase Bank N.A.	10/18/17	(61,736)
MXN	44,183,680	USD	2,480,000	JPMorgan Chase Bank N.A.	10/18/17	(61,464)
MXN	44,186,706	USD	2,480,000	UBS AG	10/18/17	(61,299)
TRY	22,177,890	EUR	5,350,000	Deutsche Bank AG	10/18/17	(140,919)
JPY	486,325,400	USD	4,400,000	Goldman Sachs International	10/23/17	(72,826)
JPY	592,851,216	USD	5,300,000	Morgan Stanley & Co. International PLC	10/23/17	(24,992)
TRY	9,049,592	USD	2,597,696	BNP Paribas S.A.	10/23/17	(76,175)
ZAR	27,308,884	USD	2,116,000	Bank of America N.A.	10/23/17	(107,006)
MXN	124,964,377	USD	7,033,000	Goldman Sachs International	10/25/17	(200,771)
IDR	29,166,148,218	USD	2,171,231	BNP Paribas S.A.	10/26/17	(10,928)
IDR	28,834,487,129	USD	2,146,222	BNP Paribas S.A.	10/26/17	(10,484)
IDR	22,042,363,503	USD	1,640,911	Citibank N.A.	10/26/17	(8,259)
IDR	29,218,947,117	USD	2,174,838	Deutsche Bank AG	10/26/17	(10,624)
IDR	29,624,473,033	USD	2,205,350	Morgan Stanley & Co. International PLC	10/26/17	(11,099)

See Notes to Consolidated Financial Statements.

92	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,913,029	IDR	25,848,841,825	Bank of America N.A.	10/26/17	$(1,566)
IDR	175,229,000,000	USD	13,193,000	BNP Paribas S.A.	10/27/17	(215,093)
RUB	175,429,268	USD	3,037,000	JPMorgan Chase Bank N.A.	10/27/17	(4,235)
USD	3,037,000	RUB	177,846,720	Deutsche Bank AG	10/27/17	(37,557)
RUB	383,486,138	USD	6,628,000	JPMorgan Chase Bank N.A.	11/02/17	(5,337)
TRY	23,621,614	USD	6,583,000	BNP Paribas S.A.	11/02/17	(20,928)
USD	6,583,000	EUR	5,559,567	State Street Bank and Trust Co.	11/02/17	(84)
USD	6,583,000	JPY	740,018,070	State Street Bank and Trust Co.	11/02/17	(4,503)
USD	6,583,000	SEK	53,644,801	BNP Paribas S.A.	11/02/17	(15,983)
ZAR	89,319,592	USD	6,583,000	Citibank N.A.	11/02/17	(22,890)
CLP	2,551,900,500	USD	4,014,000	Credit Suisse International	11/03/17	(29,935)
CLP	2,566,310,760	USD	4,014,000	Deutsche Bank AG	11/03/17	(7,437)
GBP	89,318	USD	119,883	Citibank N.A.	11/03/17	(61)
INR	431,877,715	USD	6,583,000	Standard Chartered Bank	11/03/17	(1,311)
MXN	120,153,706	USD	6,583,000	Citibank N.A.	11/03/17	(23,485)
USD	3,456,000	COP	10,196,928,000	Deutsche Bank AG	11/03/17	(508)
USD	5,309,931	EUR	4,500,132	Credit Suisse International	11/03/17	(18,955)
USD	707,857	EUR	599,868	Morgan Stanley & Co. International PLC	11/03/17	(2,483)
USD	18,044,348	GBP	13,620,000	Barclays Bank PLC	11/03/17	(227,151)
USD	3,298,274	AUD	4,212,000	Goldman Sachs International	11/06/17	(4,055)
USD	21,923,854	GBP	16,359,950	Goldman Sachs International	11/06/17	(25,052)
JPY	638,341,060	USD	5,900,000	Citibank N.A.	11/10/17	(215,790)
TRY	182,000	USD	51,672	BNP Paribas S.A.	11/20/17	(1,382)
IDR	38,509,060,000	USD	2,861,000	HSBC Bank PLC	11/22/17	(15,463)
IDR	38,480,450,000	USD	2,861,000	JPMorgan Chase Bank N.A.	11/29/17	(19,332)
EUR	1,775,644	USD	2,135,815	BNP Paribas S.A.	12/12/17	(28,470)
EUR	1,775,000	USD	2,135,020	BNP Paribas S.A.	12/12/17	(28,439)
EUR	551,312	USD	663,481	Standard Chartered Bank	12/12/17	(9,180)
BRL	13,291,740	USD	4,200,000	BNP Paribas S.A.	12/15/17	(46,764)
BRL	6,962,340	USD	2,200,000	BNP Paribas S.A.	12/15/17	(24,495)
BRL	9,579,000	USD	3,000,000	Royal Bank of Scotland PLC	12/15/17	(6,874)
MXN	79,202,288	USD	4,400,000	Barclays Bank PLC	12/15/17	(104,198)
TRY	14,275,592	USD	4,000,000	Citibank N.A.	12/15/17	(82,757)
TRY	15,513,960	USD	4,400,000	Morgan Stanley & Co. International PLC	12/15/17	(142,947)
USD	3,900,000	EUR	3,296,642	Credit Suisse International	12/15/17	(13,260)
USD	16,500,000	JPY	1,860,375,000	Deutsche Bank AG	12/15/17	(96,517)
ZAR	40,516,011	USD	3,000,000	HSBC Bank PLC	12/15/17	(44,363)
ZAR	27,010,674	USD	2,000,000	HSBC Bank PLC	12/15/17	(29,575)
AUD	5,785,000	NZD	6,299,055	Credit Suisse International	12/20/17	(9,173)
AUD	11,670,000	NZD	12,812,061	Goldman Sachs International	12/20/17	(94,272)
AUD	5,825,000	USD	4,632,733	Barclays Bank PLC	12/20/17	(67,987)
AUD	8,085,000	USD	6,382,913	Barclays Bank PLC	12/20/17	(47,124)
AUD	1,795,000	USD	1,438,404	Citibank N.A.	12/20/17	(31,756)
AUD	3,600,000	USD	2,857,820	Deutsche Bank AG	12/20/17	(36,690)
AUD	5,825,000	USD	4,638,061	Morgan Stanley & Co. International PLC	12/20/17	(73,314)
CAD	5,810,000	NOK	37,056,273	Barclays Bank PLC	12/20/17	(2,781)
CAD	4,005,000	NOK	25,660,043	Credit Suisse International	12/20/17	(16,521)
CNH	46,288,125	EUR	5,850,000	HSBC Bank PLC	12/20/17	(16,834)
EUR	4,000,000	GBP	3,639,849	Citibank N.A.	12/20/17	(140,232)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	93

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,400,000	GBP	3,932,245	Deutsche Bank AG	12/20/17	$(58,077)
EUR	1,330,000	GBP	1,189,615	UBS AG	12/20/17	(18,904)
EUR	1,780,000	RUB	125,792,600	BNP Paribas S.A.	12/20/17	(40,073)
EUR	1,790,000	RUB	125,264,200	Deutsche Bank AG	12/20/17	(19,152)
EUR	5,825,000	USD	7,020,115	BNP Paribas S.A.	12/20/17	(103,271)
EUR	1,350,000	USD	1,619,190	Goldman Sachs International	12/20/17	(16,145)
GBP	5,094,140	EUR	5,800,000	HSBC Bank PLC	12/20/17	(43,379)
GBP	675,000	USD	908,726	Citibank N.A.	12/20/17	(1,889)
JPY	210,609,210	CHF	1,810,000	Goldman Sachs International	12/20/17	(304)
JPY	751,653,630	EUR	5,850,000	Goldman Sachs International	12/20/17	(238,717)
MXN	17,500,649	NZD	1,335,000	HSBC Bank PLC	12/20/17	(14,228)
MXN	17,427,583	NZD	1,335,000	JPMorgan Chase Bank N.A.	12/20/17	(18,189)
MXN	74,438,113	USD	4,045,000	JPMorgan Chase Bank N.A.	12/20/17	(10,566)
NOK	42,659,999	CAD	6,705,000	Citibank N.A.	12/20/17	(9,949)
NOK	73,133,736	CAD	11,680,000	JPMorgan Chase Bank N.A.	12/20/17	(165,684)
NOK	31,276,553	CAD	4,915,000	Morgan Stanley & Co. International PLC	12/20/17	(6,629)
NOK	5,845,000	SEK	5,966,973	Citibank N.A.	12/20/17	(949)
NZD	6,326,920	AUD	5,835,000	Morgan Stanley & Co. International PLC	12/20/17	(9,915)
NZD	1,120,000	USD	811,728	BNP Paribas S.A.	12/20/17	(4,038)
NZD	2,260,000	USD	1,640,640	Citibank N.A.	12/20/17	(10,838)
NZD	1,120,000	USD	810,093	HSBC Bank PLC	12/20/17	(2,403)
SEK	55,479,645	EUR	5,850,000	Deutsche Bank AG	12/20/17	(101,122)
SEK	563,581,691	EUR	58,985,000	Goldman Sachs International	12/20/17	(503,150)
SEK	42,877,170	EUR	4,500,000	Morgan Stanley & Co. International PLC	12/20/17	(53,044)
SEK	41,768,832	NOK	41,000,000	BNP Paribas S.A.	12/20/17	(4,050)
SEK	11,879,380	NOK	11,685,000	Citibank N.A.	12/20/17	(4,207)
SEK	3,276,310	USD	410,000	BNP Paribas S.A.	12/20/17	(5,749)
TRY	610,351	USD	170,000	BNP Paribas S.A.	12/20/17	(2,744)
TRY	14,745,429	USD	4,045,000	Citibank N.A.	12/20/17	(4,272)
TWD	121,343,300	USD	4,030,000	HSBC Bank PLC	12/20/17	(11,830)
USD	5,840,000	CNH	40,186,375	Morgan Stanley & Co. International PLC	12/20/17	(176,217)
USD	1,812,530	GBP	1,350,000	BNP Paribas S.A.	12/20/17	(1,142)
USD	18,000,000	JPY	2,019,637,800	Bank of America N.A.	12/20/17	(23,400)
USD	1,628,895	NZD	2,260,000	Deutsche Bank AG	12/20/17	(908)
USD	4,030,000	TWD	122,350,800	Deutsche Bank AG	12/20/17	(21,532)
USD	4,030,000	TWD	122,391,100	Goldman Sachs International	12/20/17	(22,867)
ZAR	11,602,800	USD	880,000	BNP Paribas S.A.	12/20/17	(34,240)
ZAR	17,669,475	USD	1,350,000	Deutsche Bank AG	12/20/17	(62,023)
TWD	172,782,000	USD	5,800,000	Bank of America N.A.	12/21/17	(78,167)
TWD	172,390,875	USD	5,825,000	Citibank N.A.	12/21/17	(116,119)
TWD	66,752,000	USD	2,240,000	HSBC Bank PLC	12/21/17	(29,447)
USD	6,732,000	BRL	21,663,576	Goldman Sachs International	1/17/18	(9,865)
HKD	131,339,775	USD	16,790,000	Goldman Sachs International	1/19/18	(69,056)
INR	994,125,000	USD	15,000,000	JPMorgan Chase Bank N.A.	2/20/18	(30,724)
USD	2,140,000	INR	142,930,600	HSBC Bank PLC	2/20/18	(12,212)
USD	5,500,000	INR	371,030,000	JPMorgan Chase Bank N.A.	2/20/18	(86,873)
USD	3,570,000	INR	237,155,100	JPMorgan Chase Bank N.A.	2/20/18	(1,020)
USD	314,596	EUR	291,624	Citibank N.A.	2/21/18	(33,000)
USD	510,583	EUR	474,917	Deutsche Bank AG	2/21/18	(55,485)

See Notes to Consolidated Financial Statements.

94	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	515,161	EUR	479,196	Morgan Stanley & Co. International PLC	2/21/18	$(56,007)
USD	39,270,000	HKD	305,805,308	JPMorgan Chase Bank N.A.	3/19/18	(30,623)
USD	2,255,000	CNH	15,664,583	HSBC Bank PLC	5/17/18	(68,695)
CNH	103,460,175	USD	14,670,000	HSBC Bank PLC	5/21/18	(673,665)
TRY	140,645,744	USD	38,644,249	BNP Paribas S.A.	6/25/18	(544,388)
TRY	59,156,256	USD	16,316,716	BNP Paribas S.A.	6/25/18	(166,207)
TRY	119,182,000	USD	30,656,566	BNP Paribas S.A.	8/20/18	(31,158)
TRY	182,000	USD	48,107	BNP Paribas S.A.	8/20/18	(1,340)

						(9,384,286)
Net Unrealized Appreciation						$2,212,279

Exchange-Traded Options Purchased
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
PowerShares QQQ Trust, Series 1 ETF	3,774	10/06/17	USD	147.00	USD	54,893	$94,350
CBOE Volatility Index	6,986	10/18/17	USD	14.50	USD	6,644	331,835
Alibaba Group Holding Ltd.	351	10/20/17	USD	180.00	USD	6,062	58,968
Financial Select Sector SPDR Fund	19,732	10/20/17	USD	25.50	USD	51,027	1,904,138
General Mills, Inc.	750	10/20/17	USD	65.00	USD	3,882	6,375
Health Care SPDR ETF	1,495	10/20/17	USD	84.00	USD	12,219	13,455
SPDR S&P 500 ETF Trust	5,452	10/20/17	USD	253.00	USD	136,971	444,338
SPDR S&P 500 ETF Trust	5,061	10/20/17	USD	252.00	USD	127,148	652,869
Amazon.com, Inc.	397	11/03/17	USD	1,040.00	USD	38,166	246,140
Amazon.com, Inc.	119	11/03/17	USD	1,170.00	USD	11,440	7,616
JD.Com, Inc. -ADR	1,896	11/17/17	USD	44.00	USD	7,243	104,280
JD.Com, Inc. -ADR	1,138	11/17/17	USD	55.00	USD	4,347	6,259
iShares MSCI Emerging Markets Index ETF	4,766	12/15/17	USD	46.00	USD	21,356	347,918
Kellogg Co.	570	12/15/17	USD	75.00	USD	3,555	4,275
Netflix, Inc.	218	12/15/17	USD	200.00	USD	3,953	101,915
Apple Inc.	2,638	1/19/18	USD	190.00	USD	40,657	133,219
Apple Inc.	1,884	1/19/18	USD	170.00	USD	29,036	484,188
Conagra Brands, Inc.	772	1/19/18	USD	37.00	USD	2,605	36,670
Delta Air Lines, Inc.	1,884	1/19/18	USD	50.00	USD	9,085	362,670
Delta Air Lines, Inc.	1,884	1/19/18	USD	60.00	USD	9,085	29,202
Micron Technology, Inc.	3,723	1/19/18	USD	40.00	USD	14,643	1,200,668
Micron Technology, Inc.	3,723	1/19/18	USD	46.00	USD	14,643	485,852
SPDR S&P 500 ETF Trust	3,454	1/19/18	USD	270.00	USD	86,775	75,988
SPDR S&P 500 ETF Trust	1,653	1/19/18	USD	260.00	USD	41,528	228,114
SPDR S&P 500 ETF Trust	3,532	1/19/18	USD	280.00	USD	88,734	38,852
SPDR S&P 500 ETF Trust	1,757	6/15/18	USD	300.00	USD	44,141	28,991
SPDR S&P 500 ETF Trust	3,459	1/18/19	USD	310.00	USD	86,900	157,385
SPDR S&P 500 ETF Trust	3,448	12/20/19	USD	350.00	USD	86,624	175,848

							7,762,378

Put
E-Mini S&P 500 Index	403	10/20/17	USD	2,475.00	USD	50,699	132,990
Energy Select Sector SPDR ETF	2,955	10/20/17	USD	61.00	USD	20,236	5,910

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	95

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
SPDR S&P Retail ETF	5,607	10/20/17	USD	40.00	USD	23,420	$103,730
U.S. Treasury Notes (10 Year) Futures	8,359	10/27/17	USD	125.00	USD	1,047,487	3,265,234
U.S. Treasury Notes (10 Year) Futures	24,341	10/27/17	USD	124.50	USD	3,050,232	5,324,590
AutoZone, Inc.	88	11/17/17	USD	520.00	USD	5,237	25,300
Centene Corp.	375	11/17/17	USD	80.00	USD	3,629	21,563
U.S. Treasury Notes (10 Year) Futures	5,702	11/24/17	USD	124.00	USD	714,532	1,603,688
iShares MSCI Emerging Markets Index ETF	2,259	12/15/17	USD	43.00	USD	10,123	145,706
Kellogg Co.	1,033	12/15/17	USD	62.50	USD	6,443	240,173
Netflix, Inc.	218	12/15/17	USD	170.00	USD	3,953	140,065
Conagra Brands, Inc.	772	1/19/18	USD	32.00	USD	2,605	71,410
Costco Wholesale Corp.	666	1/19/18	USD	138.00	USD	10,942	51,948
General Mills, Inc.	883	1/19/18	USD	50.00	USD	4,570	124,062
General Mills, Inc.	1,749	1/19/18	USD	47.50	USD	9,053	120,681

							11,377,050
Total							$19,139,428

OTC Barrier Options Purchased
Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One-Touch	Citibank N.A.	—	11/10/17	JPY	125.00	USD	125.00	USD	5,700	$7,953
Put
USD Currency	Under-and-In	Deutsche Bank AG	—	11/01/17	JPY	110.40	USD	113.14	USD	33,100	200,098
		JPMorgan Chase Bank
USD Currency	Down-and-Out	N.A.	—	11/16/17	BRL	3.10	USD	2.96	USD	5,380	14,541
Total											$222,592

OTC Options Purchased
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
	Morgan Stanley &Co.
USD Currency	International PLC	—	10/03/17	MXN	17.99	USD	16,213	$202,505
USD Currency	Credit Suisse International	—	10/12/17	RUB	63.00	USD	4,820	21
USD Currency	JPMorgan Chase Bank N.A.	—	10/12/17	CAD	1.23	USD	4,536	66,593
USD Currency	BNP Paribas S.A.	—	10/16/17	CAD	1.28	USD	6,048	2,931
USD Currency	BNP Paribas S.A.	—	10/19/17	CAD	1.24	USD	22,000	212,590
USD Currency	Deutsche Bank AG	—	10/19/17	CAD	1.25	USD	55,000	327,845
USD Currency	Goldman Sachs International	—	10/19/17	MXN	18.25	USD	5,290	45,900
USD Currency	JPMorgan Chase Bank N.A.	—	10/19/17	CAD	1.24	USD	21,500	203,226

See Notes to Consolidated Financial Statements.

96	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Morgan Stanley &Co. International PLC	—	10/19/17	ZAR	13.50	USD	2,645	$43,111
USD Currency	Deutsche Bank AG	—	10/25/17	TRY	3.75	USD	7,700	15,156
Nikkei 225 Index	JPMorgan Chase Bank N.A.	30	11/10/17	JPY	20,976.76	JPY	610,688	29,011
USD Currency	Bank of America N.A.	—	11/10/17	HKD	7.74	USD	20,500	165,670
USD Currency	Citibank N.A.	—	11/10/17	JPY	118.00	USD	70,500	58,087
USD Currency	HSBC Bank PLC	—	11/10/17	HKD	7.74	USD	20,500	160,472
USD Currency	Citibank N.A.	—	11/15/17	JPY	118.00	USD	44,750	46,218
USD Currency	Deutsche Bank AG	—	11/15/17	JPY	120.00	USD	67,000	22,647
USD Currency	HSBC Bank PLC	—	11/15/17	JPY	114.00	USD	67,000	490,324
USD Currency	JPMorgan Chase Bank N.A.	—	11/15/17	JPY	114.00	USD	22,500	164,664
USD Currency	Morgan Stanley &Co. International PLC	—	11/15/17	JPY	118.00	USD	44,750	46,941
EUR Currency	BNP Paribas S.A.	—	11/17/17	USD	1.25	EUR	33,500	20,904
EUR Currency	Royal Bank of Scotland PLC	—	11/17/17	USD	1.23	EUR	33,500	73,813
USD Currency	Deutsche Bank AG	—	11/17/17	MXN	18.00	USD	6,338	152,182
EUR Currency	BNP Paribas S.A.	—	11/21/17	USD	1.23	EUR	22,000	54,735
USD Currency	JPMorgan Chase Bank N.A.	—	12/18/17	HKD	7.78	USD	20,500	70,061
USD Currency	BNP Paribas S.A.	—	2/07/18	CAD	1.30	USD	45,000	214,326
USD Currency	HSBC Bank PLC	—	2/09/18	HKD	7.75	USD	20,500	129,175
USD Currency	HSBC Bank PLC	—	3/05/18	KRW	1,190.00	USD	234,844	3,679,336
USD Currency	HSBC Bank PLC	—	3/15/18	HKD	7.75	USD	42,550	255,434
USD Currency	Deutsche Bank AG	—	3/23/18	JPY	114.00	USD	45,000	755,078

								7,708,956

Put
USD Currency	Morgan Stanley &Co. International PLC	—	10/03/17	MXN	17.63	USD	16,213	5
AUD Currency	Barclays Bank PLC	—	10/10/17	USD	0.78	AUD	28,000	74,316
USD Currency	Deutsche Bank AG	—	10/11/17	MXN	18.00	USD	6,338	13,780
AUD Currency	Barclays Bank PLC	—	10/12/17	JPY	84.00	AUD	22,500	3,233
USD Currency	Deutsche Bank AG	—	10/12/17	RUB	60.30	USD	4,820	220,787
AUD Currency	Barclays Bank PLC	—	10/16/17	JPY	84.00	AUD	33,800	10,675

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	97

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
AUD Currency	Morgan Stanley &Co. International PLC	—	10/16/17	JPY	81.00	AUD	33,800	$297
USD Currency	JPMorgan Chase Bank N.A.	—	10/19/17	ZAR	13.00	USD	5,290	4,340
USD Currency	Morgan Stanley &Co. International PLC	—	10/20/17	MXN	17.30	USD	8,900	1,015
AUD Currency	Goldman Sachs International	—	10/26/17	USD	0.78	AUD	6,320	33,254
USD Currency	Deutsche Bank AG	—	10/27/17	SEK	8.25	USD	22,300	392,970
USD Currency	Goldman Sachs International	—	10/27/17	SEK	8.50	USD	44,700	1,993,553
USD Currency	Goldman Sachs International	—	10/27/17	SEK	8.25	USD	22,400	394,732
USD Currency	Morgan Stanley &Co. International PLC	—	10/27/17	SEK	8.00	USD	44,700	147,697
Hang Seng China enterprises Index	UBS AG	50	10/30/17	HKD	10,579.86	HKD	27,275	25,551
AUD Currency	Deutsche Bank AG	—	11/06/17	USD	0.79	AUD	6,320	73,639
EUR Currency	Citibank N.A.	—	11/15/17	SEK	9.50	EUR	22,500	97,381
EUR Currency	JPMorgan Chase Bank N.A.	—	11/15/17	SEK	9.35	EUR	16,750	22,517
EUR Currency	Deutsche Bank AG	—	11/20/17	SEK	9.35	EUR	45,000	69,764
USD Currency	HSBC Bank PLC	—	11/24/17	INR	65.50	USD	6,272	45,109
USD Currency	Citibank N.A.	—	11/30/17	ZAR	13.50	USD	4,239	74,256
USD Currency	JPMorgan Chase Bank N.A.	—	11/30/17	BRL	3.17	USD	4,239	62,893
USD Currency	Credit Suisse International	—	12/13/17	RUB	58.50	USD	4,820	113,358
EUR Currency	Deutsche Bank AG	—	12/20/17	GBP	0.88	EUR	40,000	619,653
EUR Currency	Deutsche Bank AG	—	12/20/17	GBP	0.88	EUR	17,700	273,729
EUR Currency	HSBC Bank PLC	—	12/20/17	GBP	0.86	EUR	36,000	222,046
EUR Currency	HSBC Bank PLC	—	12/20/17	GBP	0.86	EUR	21,700	134,610
USD Currency	Deutsche Bank AG	—	1/12/18	BRL	3.00	USD	22,500	62,178
USD Currency	Deutsche Bank AG	—	1/31/18	TRY	3.40	USD	26,400	72,850
EUR Currency	Deutsche Bank AG	—	2/15/18	TRY	4.32	EUR	5,289	121,143
USD Currency	Deutsche Bank AG	—	2/16/18	INR	67.00	USD	21,400	463,139
USD Currency	Morgan Stanley &Co. International PLC	—	2/16/18	MXN	17.50	USD	11,100	61,749
EUR Currency	Deutsche Bank AG	—	3/30/18	GBP	0.84	EUR	44,500	287,378

See Notes to Consolidated Financial Statements.

98	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
EUR Currency	HSBC Bank PLC	—	3/30/18	GBP	0.84	EUR	22,500	$145,664
USD Currency	JPMorgan Chase Bank N.A.	—	5/17/18	CNH	6.90	USD	22,225	697,263
USD Currency	JPMorgan Chase Bank N.A.	—	7/24/18	INR	65.00	USD	33,600	303,658
USD Currency	JPMorgan Chase Bank N.A.	—	7/24/18	INR	62.50	USD	22,400	56,243
USD Currency	Goldman Sachs International	—	7/26/18	INR	64.50	USD	33,600	238,867
USD Currency	Deutsche Bank AG	—	7/30/18	MXN	17.35	USD	21,730	221,587

								7,856,879
Total								$15,565,835

OTC Worst-Of Options Purchased
Description	Counterparty	Expiration Date	Units	Notional Amount (000)		Value
USD/KRW 1,135.75 Strike/Call, AUD/USD 0.78 Strike/Put, USD/JPY 108.60 Strike/Put[1]	Deutsche Bank AG	12/15/17	—	USD	47,000	$14,543
USD/KRW 1,136.25 Strike/Call, USD/JPY 108.60 Strike/Put, USD/CHF 0.95 Strike/Put[1]	Deutsche Bank AG	12/15/17	—	USD	47,000	18,683
Total						$33,226

[1]	Composed of multiple options.Only the worst performing (least performing) option can be exercised at expiration.

OTC Interest Rate Swaptions Purchased
		Expiration	Exercise	Received by the Fund		Paid by the Fund		Notional Amount
Description	Counterparty	Date	Rate	Rate	Frequency	Rate	Frequency	(000)		Value
Put
10-Year Interest Rate Swap, 10/13/27	Citibank N.A.	10/11/17	2.38%	3-month LIBOR	Quarterly	2.38%	Semi-Annual	USD	76,370	$67,056
10-Year Interest Rate Swap, 10/28/27	Goldman Sachs International	10/26/17	2.45%	3-month LIBOR	Quarterly	2.45%	Semi-Annual	USD	37,500	41,265
	Goldman Sachs			3-month GBP
10-Year Interest Rate Swap, 12/22/27	International	12/22/17	1.56%	LIBOR	Quarterly	1.56%	Semi-Annual	GBP	860	7,980
Total										$116,301

Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
PowerShares QQQ Trust, Series 1 ETF	2,633	10/06/17	USD	145.50	USD	38,297	$(221,172)
PowerShares QQQ Trust, Series 1 ETF	2,633	10/13/17	USD	147.00	USD	38,297	(142,182)
Financial Select Sector SPDR Fund	19,732	10/20/17	USD	25.50	USD	51,027	(1,134,590)
Amazon.com, Inc.	516	11/03/17	USD	1,080.00	USD	49,606	(108,360)
iShares iBoxx $ High Yield Corporate Bond ETF	9,472	11/17/17	USD	89.00	USD	84,073	(161,024)
JD.Com, Inc. -ADR	3,792	11/17/17	USD	47.00	USD	14,485	(147,888)
U.S. Treasury Notes (10 Year) Futures	463	11/24/17	USD	127.00	USD	58,020	(108,516)
U.S. Treasury Notes (5 Year) Futures	984	11/24/17	USD	118.25	USD	115,620	(169,125)
Netflix, Inc.	218	12/15/17	USD	190.00	USD	3,953	(168,950)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	99

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Apple Inc.	132	1/19/18	USD	155.00	USD	2,034	$(98,670)
Apple Inc.	3,768	1/19/18	USD	180.00	USD	58,072	(429,552)
Conagra Brands, Inc.	772	1/19/18	USD	33.00	USD	2,605	(150,540)
Delta Air Lines, Inc.	5,475	1/19/18	USD	55.00	USD	26,400	(325,763)
Micron Technology, Inc.	7,446	1/19/18	USD	43.00	USD	29,285	(1,556,214)

							(4,922,546)

Put
PowerShares QQQ Trust, Series 1 ETF	2,633	10/06/17	USD	139.50	USD	38,297	(18,431)
PowerShares QQQ Trust, Series 1 ETF	2,633	10/13/17	USD	141.00	USD	38,297	(68,458)
CBOE Volatility Index	5,663	10/18/17	USD	12.50	USD	5,386	(877,765)
CBOE Volatility Index	3,925	10/18/17	USD	13.00	USD	3,733	(765,375)
E-Mini S&P 500 Index	403	10/20/17	USD	2,425.00	USD	50,699	(61,458)
U.S. Treasury Notes (10 Year) Futures	24,341	10/27/17	USD	123.50	USD	3,050,232	(1,521,313)
Centene Corp.	375	11/17/17	USD	90.00	USD	3,629	(73,125)
SPDR S&P 500 ETF Trust	3,970	11/17/17	USD	230.00	USD	99,738	(162,770)
U.S. Treasury Notes (10 Year) Futures	1,402	11/24/17	USD	124.50	USD	175,688	(591,469)
iShares MSCI Emerging Markets Index ETF	2,259	12/15/17	USD	45.00	USD	10,123	(291,411)
SPDR S&P 500 ETF Trust	374	12/15/17	USD	226.00	USD	9,396	(28,798)
Apple Inc.	132	1/19/18	USD	155.00	USD	2,034	(109,560)
Costco Wholesale Corp.	666	1/19/18	USD	128.00	USD	10,942	(24,642)
SPDR S&P 500 ETF Trust	1,102	1/19/18	USD	238.00	USD	27,686	(282,112)
SPDR S&P 500 ETF Trust	376	1/18/19	USD	220.00	USD	9,446	(280,120)

							(5,156,807)
Total							$(10,079,353)

OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International PLC	—	10/03/17	MXN	17.99	USD	16,213	$(199,716)
USD Currency	BNP Paribas S.A.	—	10/05/17	CAD	1.25	USD	21,572	(87,277)
USD Currency	Citibank N.A.	—	10/10/17	JPY	113.15	USD	43,517	(137,216)
USD Currency	Deutsche Bank AG	—	10/12/17	RUB	63.00	USD	4,820	(20)
USD Currency	BNP Paribas S.A.	—	10/19/17	CAD	1.25	USD	33,500	(174,211)
USD Currency	Deutsche Bank AG	—	10/19/17	CAD	1.24	USD	43,500	(477,383)
USD Currency	Goldman Sachs International	—	10/19/17	ZAR	13.50	USD	5,290	(84,470)
USD Currency	JPMorgan Chase Bank N.A.	—	10/19/17	CAD	1.25	USD	21,500	(109,499)
USD Currency	Deutsche Bank AG	—	10/20/17	MXN	18.30	USD	7,700	(60,962)
USD Currency	Citibank N.A.	—	10/25/17	TRY	3.75	USD	7,700	(15,118)

See Notes to Consolidated Financial Statements.

100	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
AUD Currency	Deutsche Bank AG	—	11/06/17	USD	0.81	AUD	6,320	$(7,830)
Fannie Mae Mortgage-Backed Securities	Credit Suisse International	—	11/06/17	USD	101.63	USD	21,505	(4,486)
USD Currency	Citibank N.A.	—	11/10/17	JPY	110.50	USD	22,100	(514,420)
USD Currency	HSBC Bank PLC	—	11/10/17	HKD	7.74	USD	20,500	(160,219)
USD Currency	HSBC Bank PLC	—	11/10/17	HKD	7.74	USD	20,500	(165,418)
USD Currency	Deutsche Bank AG	—	11/15/17	JPY	114.00	USD	44,750	(324,160)
USD Currency	Deutsche Bank AG	—	11/15/17	JPY	114.00	USD	44,750	(324,162)
USD Currency	HSBC Bank PLC	—	11/15/17	JPY	120.00	USD	67,000	(22,646)
USD Currency	JPMorgan Chase Bank N.A.	—	11/15/17	JPY	118.00	USD	55,900	(58,637)
USD Currency	Morgan Stanley &Co. International PLC	—	11/15/17	JPY	118.00	USD	33,600	(35,243)
EUR Currency	Royal Bank of Scotland PLC	—	11/17/17	USD	1.25	EUR	33,500	(20,416)
USD Currency	Deutsche Bank AG	—	11/17/17	MXN	18.60	USD	9,507	(81,673)
EUR Currency	BNP Paribas S.A.	—	11/21/17	USD	1.25	EUR	22,000	(16,265)
USD Currency	HSBC Bank PLC	—	11/24/17	INR	66.50	USD	3,136	(18,519)
USD Currency	Credit Suisse International	—	12/13/17	RUB	62.00	USD	4,820	(30,084)
USD Currency	Goldman Sachs International	—	12/18/17	HKD	7.78	USD	20,500	(70,467)
USD Currency	Deutsche Bank AG	—	1/31/18	TRY	3.55	USD	8,800	(431,682)
USD Currency	BNP Paribas S.A.	—	2/07/18	CAD	1.35	USD	67,450	(83,393)
USD Currency	JPMorgan Chase Bank N.A.	—	2/09/18	HKD	7.75	USD	20,500	(128,643)
EUR Currency	Deutsche Bank AG	—	2/15/18	TRY	4.50	EUR	3,700	(102,305)
USD Currency	Morgan Stanley &Co. International PLC	—	2/16/18	MXN	19.00	USD	11,100	(197,256)
USD Currency	HSBC Bank PLC	—	3/05/18	KRW	1,303.00	USD	234,844	(1,399,104)
USD Currency	JPMorgan Chase Bank N.A.	—	3/15/18	HKD	7.75	USD	42,550	(255,741)
USD Currency	Deutsche Bank AG	—	3/23/18	JPY	119.00	USD	45,000	(264,916)
USD Currency	Deutsche Bank AG	—	7/30/18	MXN	20.80	USD	21,730	(452,545)

								(6,516,102)

Put
USD Currency	Morgan Stanley &Co. International PLC	—	10/03/17	MXN	17.63	USD	16,213	(6)
USD Currency	BNP Paribas S.A.	—	10/05/17	CAD	1.22	USD	21,572	(905)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	101

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Citibank N.A.	—	10/10/17	JPY	110.90	USD	43,517	$(81,646)
USD Currency	Credit Suisse International	—	10/12/17	RUB	60.30	USD	4,820	(218,743)
AUD Currency	Barclays Bank PLC	—	10/16/17	JPY	81.00	AUD	33,800	(293)
USD Currency	Goldman Sachs International	—	10/19/17	ZAR	13.00	USD	5,290	(4,419)
USD Currency	HSBC Bank PLC	—	10/20/17	KRW	1,138.30	USD	21,834	(82,597)
USD Currency	Deutsche Bank AG	—	10/26/17	RUB	57.50	USD	4,338	(37,925)
USD Currency	Deutsche Bank AG	—	10/27/17	SEK	8.25	USD	22,350	(403,944)
USD Currency	Deutsche Bank AG	—	10/27/17	SEK	8.50	USD	22,350	(994,021)
USD Currency	Goldman Sachs International	—	10/27/17	SEK	8.00	USD	44,700	(147,697)
USD Currency	Goldman Sachs International	—	10/27/17	SEK	8.25	USD	22,350	(394,459)
USD Currency	Goldman Sachs International	—	10/27/17	SEK	8.50	USD	22,350	(994,296)
Hang Seng China enterprises Index	UBS AG	50	10/30/17	HKD	10,034.51	HKD	27,275	(5,390)
USD Currency	Bank of America N.A.	—	11/01/17	JPY	110.40	USD	33,100	(199,104)
Fannie Mae Mortgage-Backed	Credit Suisse
Securities	International	—	11/06/17	USD	100.63	USD	32,188	(270,257)
EUR Currency	Citibank N.A.	—	11/15/17	SEK	9.35	EUR	16,750	(21,538)
USD Currency	Citibank N.A.	—	11/30/17	ZAR	13.10	USD	8,478	(59,752)
USD Currency	JPMorgan Chase Bank N.A.	—	11/30/17	BRL	3.11	USD	8,478	(60,269)
EUR Currency	Deutsche Bank AG	—	12/20/17	GBP	0.86	EUR	40,000	(249,955)
EUR Currency	Deutsche Bank AG	—	12/20/17	GBP	0.86	EUR	17,700	(110,537)
EUR Currency	HSBC Bank PLC	—	12/20/17	GBP	0.88	EUR	36,000	(550,863)
EUR Currency	HSBC Bank PLC	—	12/20/17	GBP	0.88	EUR	21,700	(333,672)
USD Currency	Morgan Stanley &Co. International PLC	—	1/12/18	BRL	3.00	USD	22,500	(62,255)
EUR Currency	Deutsche Bank AG	—	2/15/18	TRY	4.10	EUR	3,700	(21,028)
USD Currency	JPMorgan Chase Bank N.A.	—	2/16/18	INR	67.00	USD	21,400	(463,139)
EUR Currency	Deutsche Bank AG	—	3/30/18	GBP	0.81	EUR	44,500	(95,881)
EUR Currency	HSBC Bank PLC	—	3/30/18	GBP	0.81	EUR	22,500	(48,612)
USD Currency	HSBC Bank PLC	—	5/17/18	CNH	6.90	USD	22,225	(697,520)
USD Currency	JPMorgan Chase Bank N.A.	—	7/24/18	INR	62.50	USD	33,600	(83,863)
USD Currency	Goldman Sachs International	—	7/26/18	INR	62.50	USD	33,600	(84,405)

								(6,778,991)
Total								$(13,295,093)

See Notes to Consolidated Financial Statements.

102	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Received	Unrealized Depreciation
ITRAXX.FINSR.25.V1	1.00%	Quarterly	6/20/21	EUR	2,000	$ (56,039)	$ (20,414)	$ (35,625)
ITRAXX.XO.28.V1	5.00%	Quarterly	12/20/22	EUR	63,910	(8,888,377)	(8,798,310)	(90,067)

Total						$(8,944,416)	$(8,818,724)	$(125,692)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.21.V1	1.00%	Quarterly	6/20/19	BBB+	EUR	1,445	$ $26,071	$ $13,628	$ 12,443
ITRAXX.EUR.25.V1	1.00%	Quarterly	6/20/21	BBB+	EUR	5,170	147,630	69,142	78,488
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	B+	USD	116,300	9,284,283	8,591,914	692,369
CDX.NA.IG.29.V1	1.00%	Quarterly	12/20/22	BBB+	USD	172,639	3,823,014	3,597,958	225,056
ITRAXX.EUR.28.V1	1.00%	Quarterly	12/20/22	BBB+	EUR	44,840	1,177,572	1,188,313	(10,741)
Total							$14,458,570	$13,460,955	$997,615

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund			Notional			Upfront
Reference Index	Frequency	Rate	Frequency	Termination Date	Amount (000)		Value	Premium Paid	Unrealized Appreciation
UK RPI All Items	At		At
Monthly	Termination	3.46%	Termination	10/15/26	GBP	27,662	$291,113	$710	$290,403

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)		Value	(Received)	(Depreciation)
		28-day
7.36%	Monthly	MXIBTIIE	Monthly	N/A	1/28/19	MXN	728,739	$ (87,478)	$ 116	$ (87,594)
28-day
MXIBTIIE	Monthly	7.08%	Monthly	N/A	8/08/19	MXN	1,103,400	23,972	245	23,727
28-day
MXIBTIIE	Monthly	7.32%	Monthly	N/A	2/20/20	MXN	674,413	314,089	97	313,992
28-day
MXIBTIIE	Monthly	7.16%	Monthly	N/A	4/29/20	MXN	702,890	228,507	125	228,382
3-month
LIBOR	Quarterly	2.05%	Semi-Annual	N/A	7/26/21	USD	290,383	(333,084)	1,191	(334,275)
3-month
LIBOR	Quarterly	2.09%	Semi-Annual	7/29/19[1]	7/29/21	USD	297,850	(96,447)	1,223	(97,670)
3-month
LIBOR	Quarterly	2.08%	Semi-Annual	7/31/19[1]	7/31/21	USD	857,539	(399,005)	3,687	(402,692)
28-day
MXIBTIIE	Monthly	7.45%	Monthly	N/A	3/07/22	MXN	230,990	316,165	(156)	316,321
28-day
MXIBTIIE	Monthly	7.48%	Monthly	N/A	3/07/22	MXN	115,492	166,681	40	166,641
28-day
MXIBTIIE	Monthly	7.47%	Monthly	N/A	3/07/22	MXN	115,490	164,219	40	164,179
28-day
MXIBTIIE	Monthly	7.16%	Monthly	N/A	6/01/22	MXN	275,071	218,956	116	218,840

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	103

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	(000)		Value	(Received)	(Depreciation)
28-day
MXIBTIIE	Annual	6.92%	Annual	N/A	7/01/22	MXN	630,000	$ 167,802	$ 295	$ 167,507
28-day
MXIBTIIE	Monthly	6.88%	Monthly	N/A	8/01/22	MXN	189,000	29,669	92	29,577
28-day
MXIBTIIE	Monthly	6.90%	Monthly	N/A	8/02/22	MXN	126,000	25,068	61	25,007
28-day
MXIBTIIE	Annual	6.32%	Annual	N/A	7/17/25	MXN	73,475	(161,708)	441	(162,149)
3-month
LIBOR	Quarterly	2.13%	Semi-Annual	N/A	8/25/25	USD	2,360	(6,934)	29	(6,963)
		3-month
2.27%	Semi-Annual	LIBOR	Quarterly	N/A	9/11/25	USD	1,800	(12,570)	23	(12,593)
		28-day
7.29%	Monthly	MXIBTIIE	Monthly	N/A	6/25/27	MXN	362,000	(307,000)	312	(307,312)
		28-day
7.16%	Monthly	MXIBTIIE	Monthly	N/A	7/26/27	MXN	108,600	(34,283)	60	(34,343)
		28-day
7.18%	Monthly	MXIBTIIE	Monthly	N/A	7/27/27	MXN	72,400	(28,555)	64	(28,619)
3-month
LIBOR	Quarterly	2.26%	Semi-Annual	N/A	9/26/27	USD	148,237	(287,236)	2,333	(289,569)
		3-month
2.50%	Semi-Annual	LIBOR	Quarterly	N/A	7/26/29	USD	64,264	(123,545)	1,013	(124,558)
		3-month
2.57%	Semi-Annual	LIBOR	Quarterly	7/29/19[1]	7/29/29	USD	64,330	(513,194)	1,014	(514,208)
		3-month
2.58%	Semi-Annual	LIBOR	Quarterly	7/31/19[1]	7/31/29	USD	190,563	(1,685,530)	3,003	(1,688,533)
Total								$(2,421,441)	$15,464	$(2,436,905)

[1]	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
			Barclays
Republic of Italy	1.00%	Quarterly	Bank PLC	3/20/18	USD	6,000	$(23,587)	$ 34,319	$ (57,906)
			Citibank
ITRAXX.FINSR.19.V1	1.00%	Quarterly	N.A.	6/20/18	EUR	8,200	(68,808)	(38,009)	(30,799)
			Credit
			Suisse
Boparan Finance PLC	5.00%	Quarterly	International	12/20/18	EUR	1,400	(82,610)	(62,411)	(20,199)
			Barclays
ITRAXX.FINSR.20.V1	1.00%	Quarterly	Bank PLC	12/20/18	EUR	1,450	(19,442)	(3,263)	(16,179)
			Citibank
ITRAXX.FINSR.20.V1	1.00%	Quarterly	N.A.	12/20/18	EUR	5,900	(79,111)	(39,994)	(39,117)
			Citibank
ITRAXX.FINSR.20.V1	1.00%	Quarterly	N.A.	12/20/18	EUR	3,120	(41,835)	(6,880)	(34,955)
			BNP
			Paribas
Republic of Portugal	1.00%	Quarterly	S.A.	9/20/19	USD	875	(11,264)	10,148	(21,412)
			JPMorgan
			Chase
United Mexican States	1.00%	Quarterly	Bank N.A.	6/20/20	USD	7,452	(86,095)	35,686	(121,781)
			Bank of
			America
United Mexican States	1.00%	Quarterly	N.A.	9/20/20	USD	7,452	(85,213)	55,706	(140,919)

See Notes to Consolidated Financial Statements.

104	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
			JPMorgan
Australia & New Zealand			Chase
Banking Group Ltd.	1.00%	Quarterly	Bank N.A.	12/20/20	USD	1,000	$(22,109)	$ (232)	$(21,877)
			JPMorgan
Australia and New Zealand			Chase
Banking Group Ltd.	1.00%	Quarterly	Bank N.A.	12/20/20	USD	1,205	(26,636)	(3,620)	(23,016)
			JPMorgan
Australia and New Zealand			Chase
Banking Group Ltd.	1.00%	Quarterly	Bank N.A.	12/20/20	USD	795	(17,588)	(2,638)	(14,950)
			BNP
Banco Comercial Portugues			Paribas
SA	5.00%	Quarterly	S.A.	12/20/20	EUR	216	(31,739)	(2,417)	(29,322)
			JPMorgan
Commonwealth Bank of			Chase
Australia	1.00%	Quarterly	Bank N.A.	12/20/20	USD	1,150	(25,149)	(2,717)	(22,432)
			JPMorgan
Commonwealth Bank of			Chase
Australia	1.00%	Quarterly	Bank N.A.	12/20/20	USD	1,000	(21,869)	(1,743)	(20,126)
			Goldman
			Sachs
Itochu Corp.	1.00%	Quarterly	International	12/20/20	JPY	32,023	(7,602)	(1,535)	(6,067)
			Goldman
			Sachs
Itochu Corp.	1.00%	Quarterly	International	12/20/20	JPY	29,326	(6,961)	(1,341)	(5,620)
			Goldman
			Sachs
Itochu Corp.	1.00%	Quarterly	International	12/20/20	JPY	29,326	(6,961)	(1,265)	(5,696)
			Goldman
			Sachs
Itochu Corp.	1.00%	Quarterly	International	12/20/20	JPY	29,326	(6,961)	(978)	(5,983)
			Barclays
Mitsubishi Corp.	1.00%	Quarterly	Bank PLC	12/20/20	JPY	47,573	(11,773)	(4,861)	(6,912)
			Goldman
			Sachs
Mitsubishi Corp.	1.00%	Quarterly	International	12/20/20	JPY	29,326	(7,257)	(2,640)	(4,617)
			Goldman
			Sachs
Mitsui & Co. Ltd.	1.00%	Quarterly	International	12/20/20	JPY	58,651	(14,197)	(2,075)	(12,122)
			Goldman
			Sachs
Mitsui & Co. Ltd.	1.00%	Quarterly	International	12/20/20	JPY	29,326	(7,098)	(748)	(6,350)
			JPMorgan
			Chase
National Australia Bank Ltd.	1.00%	Quarterly	Bank N.A.	12/20/20	USD	1,000	(21,028)	(880)	(20,148)
			BNP
			Paribas
Standard Chartered PLC	1.00%	Quarterly	S.A.	12/20/20	EUR	810	(23,196)	13,488	(36,684)
			BNP
			Paribas
Standard Chartered PLC	1.00%	Quarterly	S.A.	12/20/20	EUR	460	(13,172)	7,987	(21,159)
			Goldman
			Sachs
Standard Chartered PLC	1.00%	Quarterly	International	12/20/20	EUR	610	(17,469)	4,525	(21,994)
			Morgan
			Stanley &
			Co.
			International
Standard Chartered PLC	1.00%	Quarterly	PLC	12/20/20	EUR	240	(6,873)	4,249	(11,122)
Sumitomo Mitsui Banking			Barclays
Corp.	1.00%	Quarterly	Bank PLC	12/20/20	JPY	24,938	(6,006)	777	(6,783)
			JPMorgan
Sumitomo Mitsui Banking			Chase
Corp.	1.00%	Quarterly	Bank N.A.	12/20/20	JPY	25,316	(6,097)	1,321	(7,418)
			Citibank
Westpac Banking Corp.	1.00%	Quarterly	N.A.	12/20/20	USD	1,000	(23,196)	(2,049)	(21,147)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	105

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Kingdom of Thailand	1.00%	Quarterly	Barclays Bank PLC	6/20/21	USD	769	$ (17,066)	$ (784)	$(16,282)
Kingdom of Thailand	1.00%	Quarterly	BNP Paribas S.A.	6/20/21	USD	731	(16,219)	(1,493)	(14,726)
Kingdom of Thailand	1.00%	Quarterly	Citibank N.A.	6/20/21	USD	420	(9,317)	(559)	(8,758)
Kingdom of Thailand	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/21	USD	540	(11,984)	(337)	(11,647)
Kingdom of Thailand	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/21	USD	540	(11,984)	(145)	(11,839)
BNP Paribas SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/21	EUR	800	(28,716)	(10,210)	(18,506)
Clariant AG	1.00%	Quarterly	BNP Paribas S.A.	12/20/21	EUR	500	(13,295)	(1,124)	(12,171)
Credit Suisse Group AG ADR	1.00%	Quarterly	Société Générale	12/20/21	EUR	700	(15,161)	13,443	(28,604)
Iberdrola SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/21	EUR	750	(24,961)	(9,110)	(15,851)
Statoil ASA	1.00%	Quarterly	BNP Paribas S.A.	12/20/21	EUR	500	(21,628)	(10,256)	(11,372)
Melia Hotels International SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/22	EUR	870	(213,989)	(168,845)	(45,144)
People’s Republic of China	1.00%	Quarterly	Bank of America N.A.	6/20/22	USD	2,001	(39,488)	(15,878)	(23,610)
People’s Republic of China	1.00%	Quarterly	Barclays Bank PLC	6/20/22	USD	4,600	(90,769)	(39,534)	(51,235)
People’s Republic of China	1.00%	Quarterly	Barclays Bank PLC	6/20/22	USD	1,387	(27,373)	(11,629)	(15,744)
People’s Republic of China	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/22	USD	1,212	(23,909)	(11,810)	(12,099)
Republic of France	0.25%	Quarterly	Bank of America N.A.	6/20/22	USD	1,344	(4,349)	16,739	(21,088)
Republic of France	0.25%	Quarterly	Bank of America N.A.	6/20/22	USD	1,237	(4,002)	14,053	(18,055)
Republic of France	0.25%	Quarterly	Bank of America N.A.	6/20/22	USD	1,200	(3,882)	13,633	(17,515)
Republic of France	0.25%	Quarterly	Bank of America N.A.	6/20/22	USD	780	(2,523)	8,338	(10,861)
Republic of France	0.25%	Quarterly	Bank of America N.A.	6/20/22	USD	780	(2,523)	10,229	(12,752)
Republic of France	0.25%	Quarterly	Bank of America N.A.	6/20/22	USD	640	(2,070)	8,393	(10,463)
Republic of France	0.25%	Quarterly	Bank of America N.A.	6/20/22	USD	618	(1,999)	7,021	(9,020)

See Notes to Consolidated Financial Statements.

106	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of France	0.25%	Quarterly	Goldman Sachs International	6/20/22	USD	1,656	$ (5,357)	$ 17,718	$ (23,075)
Republic of France	0.25%	Quarterly	Goldman Sachs International	6/20/22	USD	780	(2,524)	8,345	(10,869)
Republic of France	0.25%	Quarterly	Goldman Sachs International	6/20/22	USD	618	(1,999)	8,240	(10,239)
Republic of France	0.25%	Quarterly	JPMorgan Chase Bank N.A.	6/20/22	USD	770	(2,492)	9,247	(11,739)
Republic of Indonesia	1.00%	Quarterly	Citibank N.A.	6/20/22	USD	681	(1,545)	7,928	(9,473)
Republic of Indonesia	1.00%	Quarterly	Goldman Sachs International	6/20/22	USD	1,010	(2,292)	12,017	(14,309)
Republic of Indonesia	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/22	USD	908	(2,060)	11,730	(13,790)
STMicroelectronics NV	1.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/22	EUR	888	(16,882)	(4,751)	(12,131)
AutoZone, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	13,200	(175,204)	(119,388)	(55,816)
Cable & Wireless Communications Ltd.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	EUR	450	(91,022)	(88,866)	(2,156)
CBS Corp.	1.00%	Quarterly	Credit Suisse International	12/20/22	USD	5,940	(79,167)	(87,432)	8,265
CBS Corp.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	12,960	(172,727)	(190,761)	18,034
General Mills, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	11,000	(322,972)	(292,113)	(30,859)
Lanxess AG	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	EUR	2,167	(57,426)	(53,122)	(4,304)
Lowe’s Corp.	1.00%	Quarterly	Barclays Bank PLC	12/20/22	USD	4,245	(165,735)	(145,073)	(20,662)
Marks & Spencer PLC	1.00%	Quarterly	Bank of America N.A.	12/20/22	EUR	1,325	29,487	28,280	1,207
Marks & Spencer PLC	1.00%	Quarterly	Bank of America N.A.	12/20/22	EUR	75	1,669	1,601	68
Marks & Spencer PLC	1.00%	Quarterly	Barclays Bank PLC	12/20/22	EUR	1,880	41,840	41,223	617
People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	12/20/22	USD	4,220	(77,875)	(87,184)	9,309
Republic of Argentina	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	11,161	(1,114,748)	(993,591)	(121,157)
Republic of Argentina	5.00%	Quarterly	Goldman Sachs International	12/20/22	USD	10,367	(1,035,463)	(907,843)	(127,620)
Republic of Korea	1.00%	Quarterly	Goldman Sachs International	12/20/22	USD	5,000	(62,613)	(75,884)	13,271

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	107

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of South Africa	1.00%	Quarterly	Bank of America N.A.	12/20/22	USD	7,393	$ 314,675	$ 303,103	$ 11,572
Republic of South Africa	1.00%	Quarterly	Bank of America N.A.	12/20/22	USD	2,965	126,202	120,646	5,556
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	7,030	299,224	288,220	11,004
Republic of the Philippines	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	USD	18,547	(310,562)	(296,067)	(14,495)
Russian Federation	1.00%	Quarterly	Bank of America N.A.	12/20/22	USD	145	3,083	3,753	(670)
Russian Federation	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	USD	280	5,953	7,164	(1,211)
SFR Group SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	EUR	1,500	(174,635)	(178,464)	3,829
Simon Property Group, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/22	USD	5,500	(62,757)	(48,999)	(13,758)
Target Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/22	USD	13,200	(285,725)	(201,140)	(84,585)
Vodafone Group PLC	1.00%	Quarterly	Barclays Bank PLC	12/20/22	EUR	5,530	(131,079)	(129,113)	(1,966)
CMBX.NA.9 AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	USD	9,070	12,566	121,506	(108,940)
CMBX.NA.9.A	2.00%	Monthly	J.P. Morgan Securities LLC	9/17/58	USD	1,021	44,723	139,957	(95,234)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	USD	1,780	77,938	224,575	(146,637)
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	9/17/58	USD	4,540	6,290	55,430	(49,140)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	9/17/58	USD	3,620	5,015	44,837	(39,822)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	USD	5,520	7,647	81,116	(73,469)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	USD	3,050	4,225	37,238	(33,013)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	USD	2,530	3,505	30,889	(27,384)

See Notes to Consolidated Financial Statements.

108	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	5/11/63	USD	6,505	$(45,307)	$2,125	$(47,432)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	5/11/63	USD	5,788	(40,311)	(1,913)	(38,398)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	5/11/63	USD	4,064	(28,308)	801	(29,109)
CMBX.NA.6.BBB-	3.00%	Monthly	Deutsche Bank AG	5/11/63	USD	1,700	256,921	155,328	101,593
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	5/11/63	USD	850	128,460	84,971	43,489
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	5/11/63	USD	840	126,949	54,508	72,441
CMBX.NA.6.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	5/11/63	USD	840	126,949	54,508	72,441
CMBX.NA.6.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	5/11/63	USD	850	128,461	48,480	79,981
Total							$(4,133,114)	$(2,100,175)	$(2,032,939)

OTC Credit Default Swaps — Sell Protection
Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
SAS AB	5.00%	Quarterly	Goldman Sachs International	12/20/17	Not Rated	EUR	270	$2,522	$(1,396)	$3,918
Republic of Italy	1.00%	Quarterly	Barclays Bank PLC	3/20/18	BBB-	EUR	4,500	22,243	(52,171)	74,414
Republic of Italy	1.00%	Quarterly	Barclays Bank PLC	3/20/18	BBB-	USD	37	146	(277)	423
ITRAXX.FINSUB.19.V1	5.00%	Quarterly	Citibank N.A.	6/20/18	BBB	EUR	5,900	257,497	206,161	51,336
ITRAXX.FINSUB.20.V1	5.00%	Quarterly	Barclays Bank PLC	12/20/18	BBB	EUR	1,160	83,769	99,435	(15,666)
ITRAXX.FINSUB.20.V1	5.00%	Quarterly	Citibank N.A.	12/20/18	BBB	EUR	4,600	332,188	258,322	73,866
ITRAXX.FINSUB.20.V1	5.00%	Quarterly	Citibank N.A.	12/20/18	BBB	EUR	1,660	119,876	141,008	(21,132)
ITRAXX.FINSUB.20.V1	5.00%	Quarterly	Deutsche Bank AG	12/20/18	BBB	EUR	830	59,938	70,827	(10,889)
SAS AB	5.00%	Quarterly	Goldman Sachs International	6/20/19	Not Rated	EUR	1,000	30,793	(49,761)	80,554
Transocean Ltd.	1.00%	Quarterly	Goldman Sachs International	6/20/19	B+	USD	350	(2,529)	(3,766)	1,237
United Mexican States	1.00%	Quarterly	Bank of America N.A.	6/20/20	BBB+	USD	7,452	86,096	(41,364)	127,460
People’s Republic of China	1.00%	Quarterly	Barclays Bank PLC	9/20/20	A+	USD	1,000	19,667	(4,819)	24,486
People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	9/20/20	A+	USD	1,000	19,667	(5,096)	24,763

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	109

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	7,452	$85,213	$(48,529)	$133,742
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	A-	USD	1,825	31,607	(32,854)	64,461
Hellenic Telecommunications Organization SA	5.00%	Quarterly	Barclays Bank PLC	12/20/21	B+	EUR	1,000	180,742	56,038	124,704
Ladbrokes PLC	1.00%	Quarterly	Citibank N.A.	6/20/22	BB	EUR	180	(20,099)	(20,978)	879
Ladbrokes PLC	1.00%	Quarterly	Credit Suisse International	6/20/22	BB	EUR	550	(50,596)	(67,723)	17,127
Saipem SpA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	6/20/22	BB+	EUR	560	60,628	27,676	32,952
Ladbrokes PLC	1.00%	Quarterly	Goldman Sachs International	12/20/22	BB	EUR	300	(35,098)	(36,034)	936
Tata Motors Ltd.	5.00%	Quarterly	Bank of America N.A.	12/20/22	BB+	EUR	389	74,085	71,846	2,239
Tata Motors Ltd.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB+	EUR	611	116,314	114,807	1,507
CMBX.NA.7.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	1/17/47	AAA	USD	5,000	31,409	(158,751)	190,160
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	BBB+	USD	86	(387)	(7,564)	7,177
CMBX.NA.3.AM	0.50%	Monthly	Goldman Sachs International	12/13/49	BBB+	USD	218	(976)	(19,316)	18,340
CMBX.NA.3.AM	0.50%	Monthly	JPMorgan Chase Bank N.A.	12/13/49	BBB+	USD	470	(2,102)	(39,501)	37,399
CMBX.NA.4.AM	0.50%	Annual	Deutsche Bank AG	2/17/51	A-	USD	307	(1,796)	(40,622)	38,826
CMBX.NA.8.A	2.00%	Annual	Goldman Sachs International	10/17/57	Not Rated	USD	1,710	(95,725)	(96,806)	1,081
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	Not Rated	USD	440	(24,631)	(44,588)	19,957
CMBX.NA.8.A	2.00%	Annual	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	290	(16,231)	(24,816)	8,585
CMBX.NA.9 A	2.00%	Annual	Deutsche Bank AG	9/17/58	Not Rated	USD	3,640	(159,378)	(130,442)	(28,936)
CMBX.NA.9 A	2.00%	Annual	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	1,360	(59,549)	(38,114)	(21,435)
CMBX.NA.9 A	2.00%	Annual	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	730	(31,963)	(23,458)	(8,505)

See Notes to Consolidated Financial Statements.

110	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9 A	2.00%	Annual	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	1,810	$(79,252)	$(61,813)	$(17,439)
CMBX.NA.9 BBB-	3.00%	Annual	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	630	(79,889)	(64,165)	(15,724)
CMBX.NA.9.A	2.00%	Annual	Credit Suisse International	9/17/58	Not Rated	USD	1,790	(78,375)	(57,618)	(20,757)
CMBX.NA.9.A	2.00%	Annual	Credit Suisse International	9/17/58	Not Rated	USD	510	(22,331)	(26,220)	3,889
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	9/17/58	Not Rated	USD	400	(17,514)	(55,977)	38,463
CMBX.NA.9.A	2.00%	Annual	Deutsche Bank AG	9/17/58	Not Rated	USD	1,850	(81,003)	(191,815)	110,812
CMBX.NA.9.A	2.00%	Monthly	Deutsche Bank AG	9/17/58	Not Rated	USD	1,530	(66,992)	(78,615)	11,623
CMBX.NA.9.A	2.00%	Monthly	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	4,880	(213,673)	(258,519)	44,846
CMBX.NA.9.A	2.00%	Annual	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	551	(24,145)	(67,968)	43,823
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	2,740	(119,972)	(62,637)	(57,335)
CMBX.NA.9.A	2.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	1,810	(79,252)	(91,750)	12,498
CMBX.NA.9.A	2.00%	Annual	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	1,630	(71,370)	(88,208)	16,838
CMBX.NA.9.A	2.00%	Annual	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	890	(38,969)	(43,256)	4,287
CMBX.NA.9.BBB-	3.00%	Annual	Credit Suisse International	9/17/58	Not Rated	USD	2,570	(325,894)	(270,123)	(55,771)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	3,860	(489,474)	(491,500)	2,026
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	1,380	(174,994)	(147,588)	(27,406)
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	3,340	(116,653)	(150,253)	33,600
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	1,670	(58,326)	(76,389)	18,063

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	111

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.10.BBB-	3.00%	Annual	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	60	$(7,136)	$(5,341)	$(1,795)
CMBX.NA.6.BBB-	3.00%	Annual	Credit Suisse International	5/11/63	BBB-	USD	850	(128,461)	(68,810)	(59,651)
Total								$(1,160,335)	$(2,301,191)	$1,140,856

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

   OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty				Value
9.50%	At Termination	1-day BZDIOVER	At Termination	Bank of America N.A.	10/02/17	BRL	128,137	$(23,284)	—	$ (23,284)
3-month KRW Certificate of Deposit	Quarterly	1.92%	Quarterly	Deutsche Bank AG	11/10/17	KRW	10,139,328	12,065	$1,344	10,721
1.69%	Quarterly	3-month KRW Certificate of Deposit	Quarterly	Deutsche Bank AG	11/10/17	KRW	10,139,328	(6,828)	—	(6,828)
4.30%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	12/07/17	MXN	23,670	9,483	15	9,468
9.99%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/18	BRL	91,638	(201,602)	—	(201,602)
8.98%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/18	BRL	31,295	(10,894)	—	(10,894)
9.98%	At Termination	1-day BZDIOVER	At Termination	JPMorgan Chase Bank N.A.	1/02/18	BRL	91,641	(146,789)	—	(146,789)
4.55%	Monthly	28-day MXIBTIIE	Monthly	Barclays Bank PLC	3/21/18	MXN	39,525	28,955	505	28,450
4.85%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	11/01/18	MXN	23,232	34,812	41	34,771
28-day MXIBTIIE	Monthly	7.07%	Monthly	Citibank N.A.	11/21/18	MXN	231,800	(26,340)	—	(26,340)
28-day MXIBTIIE	Monthly	7.06%	Monthly	JPMorgan Chase Bank N.A.	11/21/18	MXN	278,160	(33,320)	—	(33,320)
28-day MXIBTIIE	Monthly	6.98%	Monthly	Citibank N.A.	11/28/18	MXN	395,600	(71,344)	(407)	(70,937)
28-day MXIBTIIE	Monthly	6.98%	Monthly	JPMorgan Chase Bank N.A.	11/28/18	MXN	224,417	(40,472)	(232)	(40,240)
4.77%	Monthly	28-day MXIBTIIE	Monthly	Citibank N.A.	12/05/18	MXN	16,034	26,081	22	26,059
4.70%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	12/06/18	MXN	16,034	26,798	21	26,777

See Notes to Consolidated Financial Statements.

112	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Paid by the Fund		Received by the Fund			Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Counterparty	Date	(000)		Value	(Received)	(Depreciation)
4.76%	Monthly	28-day MXIBTIIE	Monthly	Citibank N.A.	12/06/18	MXN	16,034	$ 26,167	$22	$26,145
7.75%	At Termination	1-day BZDIOVER	At Termination	Bank of America N.A.	1/02/19	BRL	91,464	(153,543)	—	(153,543)
8.00%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/19	BRL	90,129	(232,902)	—	(232,902)
1-day BZDIOVER	At Termination	9.25%	At Termination	Citibank N.A.	1/02/19	BRL	84,850	589,764	—	589,764
1-day BZDIOVER	At Termination	9.28%	At Termination	JPMorgan Chase Bank N.A.	1/02/19	BRL	80,549	568,524	—	568,524
8.78%	At Termination	1-day BZDIOVER	At Termination	Citibank N.A.	1/02/20	BRL	90,390	(451,306)	—	(451,306)
1-day BZDIOVER	At Termination	9.14%	At Termination	Bank of America N.A.	1/04/21	BRL	40,606	183,900	—	183,900
3.27%	Semi-Annual	3-month LIBOR	Quarterly	Deutsche Bank AG	5/16/21	USD	9,510	(559,844)	—	(559,844)
1-day BZDIOVER	At Termination	9.61%	At Termination	Bank of America N.A.	1/02/23	BRL	21,118	104,567	—	104,567
1-day BZDIOVER	At Termination	9.84%	At Termination	Citibank N.A.	1/02/23	BRL	40,153	348,379	—	348,379
1-day BZDIOVER	At Termination	9.85%	At Termination	Citibank N.A.	1/02/23	BRL	21,128	185,958	—	185,958
5.73%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	1/03/25	MXN	23,376	90,712	262	90,450
28-day MXIBTIIE	Monthly	6.33%	Monthly	Citibank N.A.	6/09/25	MXN	14,869	(31,922)	(78)	(31,844)
28-day MXIBTIIE	Monthly	6.33%	Monthly	Citibank N.A.	7/17/25	MXN	36,610	(79,969)	(152)	(79,817)
28-day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	8/06/25	MXN	109,616	(244,654)	(452)	(244,202)
6.31%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	8/11/25	MXN	36,783	83,369	154	83,215
6.31%	Monthly	28-day MXIBTIIE	Monthly	Bank of America N.A.	8/11/25	MXN	36,783	83,369	154	83,215
6.31%	Monthly	28-day MXIBTIIE	Monthly	Deutsche Bank AG	8/11/25	MXN	136,536	310,758	571	310,187
28-day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America N.A.	12/05/25	MXN	4,348	(10,982)	(49)	(10,933)
7.67%	Quarterly	3-month JIBAR	Quarterly	Citigroup Global Markets, Inc.	9/14/27	ZAR	55,445	52,550	73	52,477
7.72%	Quarterly	3-month JIBAR	Quarterly	Citigroup Global Markets, Inc.	9/19/27	ZAR	89,235	59,409	115	59,294
		3-month
7.71%	Quarterly	JIBAR	Quarterly	Citigroup Global Markets, Inc.	9/19/27	ZAR	44,615	32,015	58	31,957
7.74%	Quarterly	3-month JIBAR	Quarterly	Citigroup Global Markets, Inc.	9/21/27	ZAR	35,890	20,371	46	20,325
Total								$ 552,011	$2,033	$549,978

       OTC Total Return Swaps

Received by the Fund		Paid by the Fund							Upfront Premium Paid (Received)
Rate/ Reference	Payment Frequency	Rate/ Reference	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value		Unrealized Appreciation (Depreciation)
1-month LIBOR minus 0.85%	Monthly	SPDR S&P Oil & Gas Exploration & Production ETF	Monthly	Merrill Lynch International	12/15/17	USD	3,394	$(224,673)	—	$(224,673)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	113

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Received by the Fund		Paid by the Fund							Upfront Premium Paid (Received)
Rate/ Reference	Payment Frequency	Rate/ Reference	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value		Unrealized Appreciation (Depreciation)
3-month LIBOR minus 0.30%	At Termination	Advance Auto Parts, Inc.	At Termination	Merrill Lynch International	12/15/17	USD	2,829	$(95,095)	—	$(95,095)
3-month LIBOR minus 0.30%	At Termination	Allison Transmission Holdings, Inc.	Quarterly	Merrill Lynch International	12/15/17	USD	1,319	(105,022)	—	(105,022)
3-month LIBOR minus 0.30%	At Termination	Allison Transmission Holdings, Inc.	Quarterly	Merrill Lynch International	12/15/17	USD	2,671	(216,593)	—	(216,593)
3-month LIBOR minus 0.30%	Quarterly	Darden Restaurants, Inc.	Quarterly	Merrill Lynch International	12/15/17	USD	1,299	(10,762)	—	(10,762)
3-month LIBOR minus 0.30%	Quarterly	O’Reilly Automotive, Inc.	At Termination	Merrill Lynch International	12/15/17	USD	3,071	(237,165)	—	(237,165)
Centene Corp.	Quarterly	3-month LIBOR plus 0.20%	Quarterly	Merrill Lynch International	12/15/17	USD	2,399	305,316	—	305,316
Centene Corp.	At Termination	3-month LIBOR plus 0.20%	At Termination	Merrill Lynch International	12/15/17	USD	2,155	49,431	—	49,431
Centene Corp.	Quarterly	3-month LIBOR plus 0.20%	Quarterly	Merrill Lynch International	12/15/17	USD	1,592	12,388	—	12,388
iBoxx Euro Corporate Index	At Termination	3-month EURIBOR	Quarterly	JPMorgan Chase Bank N.A.	12/20/17	EUR	28,400	18,305	—	18,305
3-month LIBOR minus 0.30%	Quarterly	Ally Financial, Inc.	Quarterly	Merrill Lynch International	1/24/18	USD	27	(2,716)	—	(2,716)
3-month LIBOR minus 0.30%	Quarterly	Darden Restaurants, Inc.	Quarterly	Merrill Lynch International	9/19/18	USD	2,612	156,292	—	156,292
3-month LIBOR minus 0.30%	Quarterly	Target Corp.	Quarterly	Merrill Lynch International	9/19/18	USD	3,405	(80,583)	—	(80,583)
Total								$(430,877)	—	$(430,877)

   OTC Total Return Swaps1

Reference Entity	Counterparty	Expiration Dates	Net Notional Amount	Unrealized Depreciation	Net Value of Reference Entities
Equity Securities Long/Short	Bank of America N.A.	11/15/18-2/15/19	USD 37,445	$(285,419)	$(184,261)

[1]

The Master Portfolio receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Master Portfolio pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-179 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:
EUR 1 Month
EUR 1 Week
GBP 1 Week

See Notes to Consolidated Financial Statements.

114	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

The following tables represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America N.A., as of September 30, 2017, expiration dates 11/15/18-2/15/19:

	Shares	Value
Reference Entity — Long
Banks
Eurobank Ergasias SA	341,877	$303,870
JPMorgan Chase & Co.	12,069	1,152,710
National Bank of Greece SA	2,523,470	861,016

		2,317,596
Diversified Telecommunication Services
Hellenic Telecommunications Organization SA	122,276	1,480,853
Media
Altice NV, Class A	25,265	506,204
Total Reference Entity — Long		4,304,653

	Shares	Value
Reference Entity — Short
Metals & Mining
Anglo American PLC	(211,566)	$(3,803,611)
Oil, Gas & Consumable Fuels
Tullow Oil PLC	(274,091)	(685,303)
Total Reference Entity — Short		(4,488,914)
Net Value of Reference Entity — Bank of America N.A.		$(184,261)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps[1]	$13,477,285	$(8,818,880)	$2,952,932	$(4,227,511)
OTC Derivatives	$ 3,315,062	$(7,714,395)	$5,372,309	$(6,430,710)

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	$164,864	—	$497,641	—	$1,872,139	—	$2,534,644
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$11,596,565	—	—	11,596,565
Options purchased	Investments at value — unaffiliated[2]	—	—	9,000,478	15,767,091	10,309,813	—	35,077,382
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$1,008,356	—	—	1,654,173	$290,403	2,952,932
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	5,267,633	523,427	—	2,896,311	—	8,687,371
Total		$164,864	$6,275,989	$10,021,546	$27,363,656	$16,732,436	$290,403	$60,848,894

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	$208,165	—	$342,133	—	$2,673,786	—	$3,224,084
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$9,384,286	—	—	9,384,286
Options written	Options written at value	—	—	7,694,320	13,014,960	2,665,166	—	23,374,446
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$136,433	—	—	4,091,078	—	4,227,511
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	10,561,082	1,258,028	—	2,325,995	—	14,145,105
Total		$208,165	$10,697,515	$9,294,481	$22,399,246	$11,756,025	—	$54,355,432

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	115

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

For the year ended September 30, 2017, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$(144,655)	—	$ (519,654)	—	$27,439,012	—	$ 26,774,703
Forward foreign currency exchange contracts	—	—	—	$ 9,293,541	—	—	9,293,541
Interest rate caps	—	—	—	—	(11,360)	—	(11,360)
Options purchased[1]	—	$(70,780)	(17,374,146)	(44,051,994)	14,129,870	—	(47,367,050)
Options written	—	323,555	1,392,734	36,329,523	(7,060,334)	—	30,985,478
Swaps	—	(8,044,072)	3,000,201	—	14,098,756	$1,669,633	10,724,518
	$(144,655)	$(7,791,297)	$(13,500,865)	$ 1,571,070	$48,595,944	$1,669,633	$ 30,399,830

[1]	Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$(42,268)	—	$ 178,961	—	$ (410,089)	—	$ (273,396)
Forward foreign currency exchange contracts	—	—	—	$5,688,856	—	—	5,688,856
Interest rate caps	—	—	—	—	11,341	—	11,341
Options purchased[2]	—	—	7,326,434	744,160	1,310,632	—	9,381,226
Options written	—	—	(3,143,673)	(2,978,715)	(409,662)	—	(6,532,050)
Swaps	—	$(364,004)	(4,414)	—	1,607,673	$290,403	1,529,658
Total	$(42,268)	$(364,004)	$ 4,357,308	$ 3,454,301	$2,109,895	$290,403	$9,805,635

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$947,034,786
Average notional value of contracts — short	$1,235,598,733
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,303,640,631
Average amounts sold — in USD	$742,754,835
Options:
Average value of option contracts purchased	$22,182,691
Average value of option contracts written	$12,741,073
Average notional value of swaption contracts purchased	$106,198,771
Average notional value of swaption contracts written	$79,756,328
Credit default swaps:
Average notional value — buy protection	$578,910,250
Average notional value — sell protection	$345,338,384
Interest rate swaps:
Average notional value — pays fixed rate	$419,223,036
Average notional value — receives fixed rate	$1,021,763,988
Inflation swaps:
Average notional value — pays fixed rate	$67,069,657
Average notional value — receives fixed rate	$98,648,465
Total return swaps:
Average notional value	$110,249,589

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

See Notes to Consolidated Financial Statements.

116	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Derivative Financial Instruments – Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$1,055,171		$1,064,788
Forward foreign currency exchange contracts	11,596,565		9,384,286
Options	35,077,382	[1]	23,374,446
Swaps - Centrally cleared	—		2,131,377
Swaps - OTC[2]	8,687,371		14,145,105

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	$56,416,489		$50,100,002
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(20,194,599)		(13,275,518)

Total derivative assets and liabilities subject to an MNA	$36,221,890		$36,824,484

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2,3]
Bank of America N.A.	$ 1,752,105	$(1,217,355)	$(533,302)	—	$ 1,448
Barclays Bank PLC	868,523	(868,523)	—	—	—
BNP Paribas S.A.	2,008,418	(2,008,418)	—	—	—
Citibank N.A.	2,930,618	(2,930,618)	—	—	—
Citigroup Global Markets, Inc.	164,345	—	—	—	164,345
Credit Suisse International	387,368	(387,368)	—	—	—
Deutsche Bank AG	7,808,497	(6,702,358)	—	—	1,106,139
Goldman Sachs International	4,290,806	(4,290,806)	—	—	—
HSBC Bank PLC	7,135,974	(4,508,185)	(2,222,497)	—	405,292
J.P. Morgan Securities LLC	610,984	(520,369)	—	—	90,615
JPMorgan Chase Bank N.A.	4,148,791	(4,148,791)	—	—	—
Merrill Lynch International	523,427	(523,427)	—	—	—
Morgan Stanley & Co.
International PLC	2,160,108	(2,160,108)	—	—	—
National Australia Bank Ltd.	51,831	—	—	—	51,831
Nomura International PLC	1,819	—	—	—	1,819
Royal Bank of Scotland PLC	1,247,025	(196,655)	—	—	1,050,370
Société Générale	13,443	(13,443)	—	—	—
Standard Chartered Bank	29,495	(10,491)	—	—	19,004
State Street Bank and Trust Co.	10,911	(10,911)	—	—	—
UBS AG	77,402	(77,402)	—	—	—
Total	$36,221,890	$(30,575,228)	$(2,755,799)	—	$2,890,863

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	117

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[4]	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[3,5]
Bank of America N.A.	$ 1,217,355	$(1,217,355)	—	—	—
Barclays Bank PLC	1,137,519	(868,523)	—	$(268,996)	—
BNP Paribas S.A.	2,385,516	(2,008,418)	—	—	$ 377,098
Citibank N.A.	3,043,439	(2,930,618)	—	—	112,821
Credit Suisse International	1,562,130	(387,368)	—	(873,000)	301,762
Deutsche Bank AG	6,702,358	(6,702,358)	—	—	—
Goldman Sachs International	6,532,510	(4,290,806)	—	(2,180,000)	61,704
HSBC Bank PLC	4,508,185	(4,508,185)	—	—	—
J.P. Morgan Securities LLC	520,369	(520,369)	—	—	—
JPMorgan Chase Bank N.A.	4,642,004	(4,148,791)	$(493,213)	—	—
Merrill Lynch International	972,609	(523,427)	—	(449,182)	—
Morgan Stanley & Co.
International PLC	2,874,738	(2,160,108)	—	(595,000)	119,630
Royal Bank of Scotland PLC	196,655	(196,655)	—	—	—
Société Générale	28,604	(13,443)	—	—	15,161
Standard Chartered Bank	10,491	(10,491)	—	—	—
State Street Bank and Trust Co.	12,118	(10,911)	—	—	1,207
UBS AG	477,884	(77,402)	—	—	400,482
Total	$36,824,484	$(30,575,228)	$(493,213)	$(4,366,178)	$1,389,865

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,401,051,771	$80,564,232	$1,481,616,003
Common Stocks[1]	$64,682,147	737,397	293,715	65,713,259
Corporate Bonds[1]	—	3,332,686,719	854	3,332,687,573
Floating Rate Loan Interests[1]	—	26,623,579	76,050,819	102,674,398
Foreign Agency Obligations	—	97,206,453	—	97,206,453
Foreign Government Obligations	—	657,724,702	—	657,724,702
Investment Companies	169,502,334	—	—	169,502,334
Non-Agency Mortgage-Backed Securities	—	636,250,393	85,921,687	722,172,080
Preferred Securities[1]	9,707,443	93,564,092	324,267	103,595,802
Taxable Municipal Bonds	—	444,937,503	—	444,937,503
U.S. Government Sponsored Agency Securities	—	7,101,079,007	—	7,101,079,007
U.S. Treasury Obligations	—	3,996,058,638	—	3,996,058,638
Short-Term Securities:
Borrowed Bond Agreements	—	195,448,392	—	195,448,392
Options Purchased:
Equity contracts	8,945,916	54,562	—	9,000,478
Foreign currency exchange contracts	—	15,767,091	—	15,767,091
Interest rate contracts	10,193,512	116,301	—	10,309,813

See Notes to Consolidated Financial Statements.

118	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
TBA Sale Commitments	—	$(4,220,351,690)	—	$(4,220,351,690)
Borrowed Bonds	—	(184,671,968)	—	(184,671,968)
Investments Sold Short	—	(9,529,157)	—	(9,529,157)

Subtotal	$263,031,352	$13,584,753,785	$243,155,574	$14,090,940,711

Investments Valued at NAV[2]				105,466,567

Total Investments				$14,196,407,278

[1]	See above Consolidated Schedule of Investments for values in each industry.

[2]

As of September 30, 2017, certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Commodity contracts	$164,864	—	—	$164,864
Credit contracts	—	$2,964,330	—	2,964,330
Equity contracts	497,641	523,427	—	1,021,068
Foreign currency exchange contracts	—	11,596,565	—	11,596,565
Interest rate contracts	1,872,139	4,547,081	—	6,419,220
Other contracts	—	290,403	—	290,403
Liabilities:
Commodity contracts	(208,165)	—	—	(208,165)
Credit contracts	—	(2,984,490)	—	(2,984,490)
Equity contracts	(8,031,063)	(1,263,418)	—	(9,294,481)
Foreign currency exchange contracts	—	(22,399,246)	—	(22,399,246)
Interest rate contracts	(5,064,209)	(6,690,446)	—	(11,754,655)
Total	$(10,768,793)	$(13,415,794)	—	$(24,184,587)

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $3,893,010,882 are categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2017, there were no transfers between Level 1 and Level 2.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	119

Consolidated Schedule of Investments (concluded)	Master Total Return Portfolio

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities
Assets:
Opening Balance, as of September 30, 2016	$266,733,316	—	$261,490	$386,154	$103,933,840
Transfers into Level 3	4,596,178	—	—	7,527,293	5,668,621
Transfers out of Level 3[1]	(139,268,786)	—	(260,702)	—	(19,476,836)
Other[2]	4,430,000	—	—	—	(4,430,000)
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	336,721	—	—	199,016	606,300
Net change in unrealized appreciation (depreciation)[3,4]	(483,388)	$(1,010,572)	(322,491)	881,038	(1,265,854)
Purchases	66,636,018	1,304,287	322,557	87,316,507	83,587,331
Sales	(122,415,827)	—	—	(20,259,189)	(82,701,715)

Closing Balance, as of September 30, 2017	$80,564,232	$293,715	$854	$76,050,819	$85,921,687

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017[4]	$(129,019)	$(1,010,572)	$(322,491)	$881,038	$(444,948)

	Other Interests	Preferred Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2016	$1	$1,611,077	$7,671,767	$380,597,645
Transfers into Level 3	—	3,418,933	—	21,211,025
Transfers out of Level 3[1]	—	—	(4,161,314)	(163,167,638)
Other[2]	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	(1,739,117)	351,815	(245,265)
Net change in unrealized appreciation (depreciation)[3,4]	(1)	(1,019,863)	(49,991)	(3,271,122)
Purchases	—	—	5,644	239,172,344
Sales	—	(1,946,763)	(3,817,921)	(231,141,415)

Closing Balance, as of September 30, 2017	—	$324,267	—	$243,155,574

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017[4]	—	$(1,286,811)	—	$(2,312,803)

1 As of September 30, 2016, the Master Portfolio used significant unobservable inputs in determining the value of certain investments. As of September 30, 2017, the Master Portfolio used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

2 Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.

3 Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

4 Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2017, is generally due to investments no longer held or categorized as Level 3 at period end.

The Master Portfolio’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

120	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Statement of Assets and Liabilities	Master Total Return Portfolio

September 30, 2017
Assets
Investments at value — unaffiliated (including securities loaned at value of $103,504,542) (cost — $18,247,360,994)	$18,364,841,644
Investments at value — affiliated (cost — $244,731,261)	246,118,449
Cash	43,350,994
Cash pledged:
Collateral — reverse purchase agreements	61,000
Collateral — OTC derivatives	6,068,000
Futures contracts	8,962,010
Centrally cleared swaps	18,654,630
Foreign currency at value (cost — $23,570,472)	23,680,741
Receivables:
Investments sold	621,195,040
Options written	823,848
Securities lending income — affiliated	14,474
Swaps	5,191,934
TBA sale commitments	4,235,783,188
Contributions from investors	35,033,501
Dividends — affiliated	10,214
Dividends — unaffiliated	8,362
Interest — unaffiliated	79,425,749
Variation margin on futures contracts	1,055,171
Swap premiums paid	3,315,062
Unrealized appreciation on:
Forward foreign currency exchange contracts	11,596,565
OTC swaps	5,372,309
Prepaid expenses	6,236
Other assets	34,575

Total assets	23,710,603,696

Liabilities
Investment sold short at value (proceeds — $9,535,686)	9,529,157
Cash received:
Collateral — reverse repurchase agreements	115,000
Collateral — OTC derivatives	800,000
Collateral — TBA commitments	10,329,000
Borrowed bonds at value (proceeds — $182,759,145)	184,671,968
Cash collateral on securities loaned at value	105,479,263
Options written at value (premiums received — $22,652,967)	23,374,446
TBA sale commitments at value (proceeds — $4,235,783,188)	4,220,351,690
Reverse repurchase agreements at value	3,893,010,882
Payables:
Investments purchased	3,604,210,054
Swaps	392,544
Directors’ fees	39,726
Interest expense — unaffiliated	1,837,850
Investment advisory fees	509,785
Options written	117,071
Other accrued expenses	731,687
Variation margin on futures contracts	1,064,788
Variation margin on centrally cleared swaps	2,131,377
Withdrawals to investors	27,268,687
Swap premiums received	7,714,395
Unrealized depreciation on:
Forward foreign currency exchange contracts	9,384,286
OTC swaps	6,430,710

Total liabilities	12,109,494,366

Net Assets	$11,601,109,330

Net Assets Consist of
Investors’ capital	$11,470,716,212
Net unrealized appreciation (depreciation)	130,393,118

Net Assets	$11,601,109,330

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	121

Consolidated Statement of Operations	Master Total Return Portfolio

Year Ended September 30, 2017
Investment Income
Interest — unaffiliated	$363,883,590
Interest — affiliated	20
Dividends — unaffiliated	1,175,066
Dividends — affiliated	3,723,170
Securities lending income — affiliated — net	612,542
Foreign taxes withheld	(82,021)

Total investment income	369,312,367

Expenses
Investment advisory	5,632,984
Custodian	1,063,605
Accounting services	623,595
Directors	163,888
Professional	148,229
Printing	12,026
Miscellaneous	422,256

Total expenses excluding interest expense	8,066,583
Interest expense	24,654,230

Total expenses	32,720,813
Less fees waived by the Manager	(45,085)

Total expenses after fees waived	32,675,728

Net investment income	336,636,639

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated (net of $978,263 foreign capital gain tax)	(164,378,854)
Investments — affiliated	5,789,603
Borrowed bonds	(9,688,956)
Foreign currency transactions	8,757,939
Forward foreign currency exchange contracts	9,293,541
Futures contracts	26,774,703
Interest rate caps	(11,360)
Options written	30,985,478
Swaps	10,724,518

(81,753,388)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(38,237,707)
Investments — affiliated	1,329,716
Borrowed bonds	2,737,001
Foreign currency translations	164,573
Forward foreign currency exchange contracts	5,688,856
Futures contracts	(273,396)
Interest rate caps	11,341
Options written	(6,532,050)
Short sales	6,529
Swaps	1,529,658

(33,575,479)

Total realized and unrealized loss	(115,328,867)

Net Increase in Net Assets Resulting from Operations	$221,307,772

See Notes to Consolidated Financial Statements.

122	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Statements of Changes in Net Assets	Master Total Return Portfolio

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2017	2016
Operations
Net investment income	$336,636,639	$263,185,465
Net realized loss	(81,753,388)	(1,115,455)
Net change in unrealized appreciation (depreciation)	(33,575,479)	250,972,880

Net increase in net assets resulting from operations	221,307,772	513,042,890

Capital Transactions
Proceeds from contributions	5,603,856,634	4,667,665,533
Value of withdrawals	(3,534,015,059)	(3,288,784,196)

Net increase in net assets derived from capital transactions	2,069,841,575	1,378,881,337

Net Assets
Total increase in net assets	2,291,149,347	1,891,924,227
Beginning of year	9,309,959,983	7,418,035,756

End of year	$11,601,109,330	$9,309,959,983

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	123

Consolidated Statement of Cash Flows	Master Total Return Portfolio

Year Ended September 30, 2017

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$221,307,772
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments	101,953,827,238
Purchases of long term investments	(105,569,395,331)
Net proceeds from sale of short-term securities	906,709,535
Amortization of premium and accretion of discount on investments	5,853,016
Payments for borrowed bonds	(4,955,007,157)
Proceeds from borrowed bonds	4,690,931,318
Premiums paid on closing options written	(73,043,519)
Premiums received from options written	148,881,334
Proceeds from short sales	9,535,686
Net realized gain from investments, borrowed bonds, foreign currency transactions, forward foreign currency exchange contracts, futures contracts, interest rate caps, options written and swaps	137,292,729
Net change in unrealized appreciation (depreciation) on investments, borrowed bonds, foreign currency transactions, forward foreign currency exchange contracts, futures contracts, interest rate caps, options written, short sales and swaps	33,892,502
(Increase) Decrease in Assets:
Cash pledged:
Collateral — OTC derivatives	1,375,000
Futures contracts	(1,562,000)
Centrally cleared swaps	14,184,000
Collateral — reverse repurchase agreements	(61,000)
Receivables:
Options written	(195,356)
Securities lending income — affiliated	(14,155)
Swaps	(4,689,657)
Dividends — affiliated	(7,705)
Dividends — unaffiliated	2,345
Interest — unaffiliated	(22,078,521)
Principal paydowns	102,998
Variation margin on futures contracts	983,372
Variation margin on centrally cleared swaps	492,451
Interest rate caps premiums paid	11,360
Swap premiums paid	8,956,325
Prepaid expenses	2,020
Other assets	35,936
Increase (Decrease) in Liabilities:
Cash received:
Collateral — reverse repurchase agreements	(1,674,000)
Collateral — OTC derivatives	(480,000)
Collateral — TBA commitments	8,706,000
Cash collateral on securities loaned at value	103,397,498
Payables:
Swaps	(349,833)
Directors’ fees	3,812
Interest expense — unaffiliated	(783,580)
Investment advisory fees	67,030
Options written	(615,893)
Other accrued expenses	120,522
Other affiliates	(62,269)
Variation margin on futures contracts	(1,633,868)
Variation margin on centrally cleared swaps	2,131,377
Swap premiums received	(7,070,234)

Cash used for operating activities	(2,389,920,902)

Cash Provided by Financing Activities
Payments on redemption of capital shares	(3,524,263,385)
Proceeds from issuance of capital shares	5,600,948,539
Net borrowing of reverse repurchase agreements	576,030,456
Decrease in bank overdraft	(257,954,656)

Cash provided by financing activities	2,394,760,954

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(153,978)

Cash and Foreign Currency
Net increase in cash and foreign currency at value	4,686,074
Cash and foreign currency at beginning of year	62,345,661

Cash and foreign currency at end of year	$67,031,735

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$24,329,113

See Notes to Consolidated Financial Statements.

124	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Consolidated Financial Highlights	Master Total Return Portfolio

	Year Ended September 30,
	2017	2016	2015	2014	2013
Total Return
Total return	1.90%	5.75%	3.13%	7.15%	1.30%

Ratios to Average Net Assets[1]
Total expenses	0.32%	0.21%	0.14%	0.25%	0.32%
Total expenses after fees waived	0.32%	0.21%	0.14%	0.25%	0.32%
Total expenses after fees waived and excluding interest expense	0.08%	0.08%	0.09%	0.14%	0.12%
Net investment income	3.30%	3.03%	3.07%	4.03%	3.59%

Supplemental Data
Net assets, end of year (000)	$11,601,109	$9,309,960	$7,418,036	$3,431,769	$3,331,158
Portfolio turnover rate[2]	806%	841%	1,015%	750%	777%
[1]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	—	—	—
[2]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2017	2016	2015	2014	2013
Portfolio turnover rate (excluding mortgage dollar roll transactions)	540%	598%	725%	529%	450%

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	125

Notes to Consolidated Financial Statements	Master Total Return Portfolio

1. Organization:

Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Master Portfolio and primarily invests in commodity-related instruments. The Subsidiary enables the Master Portfolio to hold these commodity-related instruments while allowing its investors to satisfy regulated investment company tax requirements. The Master Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $10,075,000 representing 0.1% of the Master Portfolio’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Master Portfolio, except that the Subsidiary may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

Statement of Assets and Liabilities
Total assets	$10,093,320
Total liabilities	18,320

Net assets	$10,075,000

Statement of Operations
Net investment income	—

Net realized gain (loss) from:
Investments – unaffiliated	$(7,546,782)
Futures contracts	(163,515)
Options written	1,624,439

(6,085,858)

Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	4,559,725
Futures contracts	(42,268)
Options written	(1,315,462)

3,201,995

Net decrease in net assets resulting from operations	$(2,883,863)

Statement of Changes in Net Assets
Net investment income	—
Net realized loss	$(6,085,858)
Net change in unrealized appreciation (depreciation)	3,201,995

Net decrease in net assets resulting from operations	$(2,883,863)
Net decrease in net assets derived from capital share transactions	(4,777,807)

Net decrease in net assets	$(7,661,670)

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding

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tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options) or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Consolidated Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Master Portfolio’s presentation in the Consolidated Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Master Portfolio.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation Policies:

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

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Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

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Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

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Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Master Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

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Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

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The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

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Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

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Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

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Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

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Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

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The market value of the Master Portfolio’s investments in the Underlying funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

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If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

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Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2017, certain investments of the Master Portfolio were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

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For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio’s initial investment in the IOs may not fully recoup.

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Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for the Master Portfolio to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Master Portfolio to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Master Portfolio’s investment policies.

When the Master Portfolio purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower

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with the terms of the loan agreement, nor any rights of offset against the borrower. The Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio assumes the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Master Portfolio may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Master Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Master Portfolio had no unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Typically, the Master Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Master Portfolio borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Master Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Master Portfolio and the counterparty. The value of the underlying cash collateral

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approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Master Portfolio may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Master Portfolio receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Master Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Master Portfolio suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Master Portfolio would still be required to pay the full repurchase price. Further, the Master Portfolio remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Master Portfolio would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Master Portfolio to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, the Master Portfolio may receive a fee for the use of the security by the counterparty, which may result in interest income to the Master Portfolio.

For the year ended September 30, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Master Portfolio were $2,644,015,350 and 0.70%, respectively.

Treasury Roll Transactions: In a treasury roll transaction, the Master Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Master Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Master Portfolio and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Master Portfolio on an accrual basis. The Master Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Master Portfolio. If the interest expense exceeds the income earned, the Master Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve leverage risk. If the Master Portfolio suffers a loss on its investment of the transaction proceeds from a Treasury roll transaction, the Master Portfolio would be required to pay the full repurchase price. Further, the Master Portfolio remains subject to the risk that the market value of the Treasury securities that the Master Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. In such cases, the Master Portfolio would need to return a portion of the cash received from the transaction or provide additional Treasury securities to the counterparty.

Borrowed bond agreements, reverse repurchase transactions and treasury roll transactions are entered into by the Master Portfolio under Master Repurchase Agreements (each, an “MRA”), which permit the Master Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Master Portfolio. With borrowed bond agreements reverse repurchase transactions and treasury roll transactions, typically the Master Portfolio and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Master Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Master Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolio is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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As of period end, the following table is a summary of the Master Portfolio’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount Before Collateral	Non-cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/ from Counterparty[4]
Amherst Pierpont Securities LLC	—	$(94,818,943)	—	$(94,818,943)	—	$94,319,332	—	$94,319,332	$(499,611)
Bank of Montreal	—	(271,746,540)	—	(271,746,540)	—	271,746,540	—	271,746,540	—
Barclays Bank PLC	$36,267,144	(108,897,217)	$(35,735,585)	(108,365,658)	—	108,365,658	—	108,365,658	—
Barclays Capital, Inc.	5,447,250	—	(5,440,929)	6,321	—	—	—	—	6,321
BNP Paribas Securities Corp.	9,441,250	(385,924,098)	(9,398,815)	(385,881,663)	—	385,881,663	—	385,881,663	—
Citigroup Global Markets, Inc.	22,695,727	—	(22,806,334)	(110,607)	—	110,607	—	110,607	—
Credit Agricole Corporate & Investment Bank SA	—	(508,622,025)	—	(508,622,025)	—	508,622,025	—	508,622,025	—
Credit Suisse Securities (USA) LLC	—	(330,592,652)	—	(330,592,652)	—	329,463,535	—	329,463,535	(1,129,117)
Deutsche Bank AG	3,373,813	—	(3,284,460)	89,353	$(2,054)	—	—	(2,054)	87,299
Deutsche Bank Securities, Inc.	—	(382,735,171)	—	(382,735,171)	—	382,400,346	—	382,400,346	(334,825)
J.P. Morgan Securities LLC	—	(146,452,309)	—	(146,452,309)	—	145,443,585	—	145,443,585	(1,008,724)
J.P. Morgan Securities PLC	1,742,304	—	(1,629,338)	112,966	—	—	—	—	112,966
Merrill Lynch, Pierce, Fenner & Smith, Inc.	99,251,250	(821,332,507)	(99,673,946)	(821,755,203)	—	821,755,203	—	821,755,203	—
Morgan Stanley & Co. LLC	—	(202,233,189)	—	(202,233,189)	—	198,871,146	$61,000	198,932,146	(3,301,043)
MUFG Securities Americas, Inc.	—	(98,398,139)	—	(98,398,139)	—	98,398,139	—	98,398,139	—
Nomura International PLC	9,515,654	—	—	9,515,654	—	—	—	—	9,515,654 [5]
Nomura Securities International, Inc.	—	(343,625,139)	—	(343,625,139)	—	342,974,030	—	342,974,030	(651,109)
RBC Capital Markets, LLC	7,714,000	(197,632,953)	(7,740,389)	(197,659,342)	—	197,659,342	—	197,659,342	—

Total	$195,448,392	$(3,893,010,882)	$(185,709,796)	$(3,883,272,286)	$(2,054)	$3,886,011,151	$61,000	$3,886,070,097	$2,797,811

[1]	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $1,037,828 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.

[3]

Net collateral with a value of $4,131,963,618 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

[5]	Borrowed bond agreements with a value of $9,515,654, have been purchased and are pending settlement as of September 30, 2017.

When the Master Portfolio enters into an MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing the Master Portfolio to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Master Portfolio from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Master Portfolio by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

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Short Sales Transactions: In short sale transactions, the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Consolidated Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, is limited to the price at which the Master Portfolio sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Master Portfolio’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under an MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$22,545,040	$(22,545,040)	—
Deutsche Bank Securities, Inc.	18,663,813	(18,663,813)	—
Goldman Sachs & Co.	43,954,573	(43,954,573)	—
J.P. Morgan Securities LLC	5,221,870	(5,221,870)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	10,651,200	(10,651,200)	—
SG Americas Securities LLC	2,468,046	(2,468,046)	—

Total	$103,504,542	$(103,504,542)	—

[1]

Collateral with a value of $105,479,263 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full

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replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is typically “covered,” meaning that it holds the

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underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. As of period end, the value of portfolio securities subject to covered call options written was $11,481,961.

•

Swaptions — The Master Portfolio purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Master Portfolio’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — The Master Portfolio purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Master Portfolio may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Master Portfolio may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

•	Structured options — The Master Portfolio invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Master Portfolio will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the

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Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives payment from or makes a payment to the counterparty.

•	Total return basket swaps — Total return swaps are entered into to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Master Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Master Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Master Portfolio and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — The Master Portfolio enters into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Master Portfolio enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.16%
$250 Million - $ 500 Million	0.12%
$500 Million - $ 750 Million	0.08%
Greater than $750 Million	0.05%

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Master Portfolio pays the Manager based on the Master Portfolio’s net assets, which includes the assets of the Subsidiary.

With respect to the Master Portfolio, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended September 30, 2017, the amount waived was $8,702.

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and exchange-traded funds that have a contractual management fee. Effective January 27, 2017, the waiver became contractual through January 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended September 30, 2017, the Manager waived $36,383 in investment advisory fees pursuant to these arrangements.

For the year ended September 30, 2017, the Master LLC reimbursed the Manager $120,863 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended September 30, 2017, the Master Portfolio paid BIM $234,696 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2017, the Master Portfolio did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended September 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$298,726,933	$290,071,822	$(712,158)

7. Purchases and Sales:

For the year ended September 30, 2017, purchases and sales of investments, including paydown and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$84,377,226,544	$87,836,322,625
U.S. Government Securities	$21,379,588,161	$20,425,206,776

For the year ended September 30, 2017, purchases and sales related to mortgage dollar rolls were as follows:

Purchases	$34,858,369,623
Sales	$34,848,650,796

8. Income Tax Information:

The Master Portfolio is classified as a partnership for U. S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of September 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s consolidated financial statements.

As of September 30, 2017, gross unrealized appreciation and depreciation based on cost for U. S. federal income tax purposes were as follows:

Tax cost	$18,506,301,768

Gross unrealized appreciation	$221,558,678
Gross unrealized depreciation	(105,130,042)

Net unrealized appreciation	$116,428,636

9. Bank Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous

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Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2017, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Master Portfolio’s ability to buy or sell bonds. As a result, the Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

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Notes to Consolidated Financial Statements (concluded)	Master Total Return Portfolio

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master Portfolio.

For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform. The Master Portfolio may be exposed to counterparty credit risk with respect to options written to the extent the Master Portfolio deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: The Master Portfolio invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Consolidated Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm	Master Total Return Portfolio

To the Investors of Master Total Return Portfolio and Board of Directors of Master Bond LLC:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC, as of September 30, 2017, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Master Total Return Portfolio as of September 30, 2017, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 28, 2017

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	145

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Balanced Capital Fund, Inc. (the “Fund”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

1 Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

146	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

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Disclosure of Investment Advisory Agreement (continued)

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in second, first, and first quartiles, respectively, against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive a portion of the advisory fee for the Fund by the amount of any management fees paid by the Fund to the manager of the Master Portfolio in which it invests.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts

148	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Disclosure of Investment Advisory Agreement (concluded)

to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	149

Officers and Directors of the Fund and Master Total Return Portfolio

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Director	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

150	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Officers and Directors of the Fund and Master Total Return Portfolio (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors (concluded)
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	151

Officers and Directors of the Fund and Master Total Return Portfolio (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

[1]   The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund/Master LLC’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund/Master LLC’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]   Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]   Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

152	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Officers and Directors of the Fund and Master Total Return Portfolio (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Fund/Master LLC’s Officers and Directors is available in the Fund/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Custodian Bank of New York Mellon New York, NY 10286	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisors[1] BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund/ Master LLC 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Master Total Return Portfolio.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	153

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLCs file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLCs use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLCs voted proxies relating to securities held in the Fund/Master LLCs’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

154	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2017	155

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BC-9/17-AR

Item 2 –	Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Stuart E. Eizenstat

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$16,524	$15,874	$0	$0	$16,257	$15,657	$0	$0
Master Advantage Large Cap Core Portfolio (Formerly Master Large Cap Core Portfolio) of Master Large Cap Series LLC	$36,202	$37,422	$0	$0	$13,815	$13,515	$0	$0
Master Total Return Portfolio of Master Bond LLC	$85,017	$89,365	$0	$0	$20,000	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$16,257	$15,657
Master Advantage Large Cap Core Portfolio (Formerly Master Large Cap Core Portfolio) of Master Large Cap Series LLC	$13,815	$13,515
Master Total Return Portfolio of Master Bond LLC	$20,000	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio (Formerly Master Large Cap Core Portfolio) of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio (Formerly
Master Large Cap Core Portfolio) of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date:	December 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio (Formerly
Master Large Cap Core Portfolio) of Master Large Cap Series LLC and Master Total Return
Portfolio of Master Bond LLC

Date:	December 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio (Formerly
Master Large Cap Core Portfolio) of Master Large Cap Series LLC and Master Total Return
Portfolio of Master Bond LLC

Date:	December 5, 2017